united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund
Catalyst Hedged Insider Buying Fund
Catalyst Insider Buying Fund
Catalyst Insider Long/Short Fund
Catalyst Hedged Commodity Strategy Fund
Catalyst Hedged Futures Strategy Fund
Catalyst Insider Income Fund
Catalyst Intelligent Alternative Fund
Catalyst IPOx Allocation Fund
Catalyst Macro Strategy Fund
Catalyst/Auctos Multi Strategy Fund
Catalyst Dynamic Alpha Fund
Catalyst/EquityCompass Buyback Strategy Fund
Catalyst/Groesbeck Growth of Income Fund
Catalyst/Groesbeck Aggressive Growth Fund
Catalyst/Lyons Hedged Premium Return Fund
Catalyst/Lyons Tactical Allocation Fund
Catalyst/MAP Global Capital Appreciation Fund
Catalyst/MAP Global Total Return Income Fund
Catalyst/Millburn Hedge Strategy Fund
Catalyst MLP & Infrastructure Fund
Catalyst/Princeton Floating Rate Income Fund
Catalyst/Princeton Unconstrained Hedged Income Fund
(Formerly Catalyst/Princeton Hedged Income Fund)
Catalyst/SMH High Income Fund
Catalyst/SMH Total Return Income Fund
Catalyst/Stone Beach Income Opportunity Fund
Catalyst Time Value Trading Fund

June 30, 2016

CATALYST FUNDS
ANNUL REPORT
TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 125
Statements of Assets and Liabilities	Page 195
Statements of Operations	Page 200
Statements of Changes in Net Assets	Page 205
Financial Highlights	Page 214
Notes to Financial Statements	Page 257
Report of Independent Registered Public Accounting Firm	Page 286
Supplemental Information	Page 288
Privacy Notice	Page 313

July 14, 2016

Catalyst Small-Cap Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks of companies where the corporate insiders are buying their own company’s stock in a significant manner. Despite significant outperformance in the most recent quarter, the Fund underperformed its benchmarks during FY 2016 due to its exposure to both small/micro-cap stocks and stocks within the health care sector. Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We have positioned the Fund in the best signals of the small-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Adviser uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Small-Cap Insider Buying Fund underperformed the Russell 2000 Total Return Index (1) and S&P 500 Total Return Index (2) benchmarks during FY 2016. The Fund’s performance includes relative outperformance from holdings in the consumer staples sector and relative underperformance from holdings in the health care sector. The Fund significantly outperformed during Q2 2016 but trailed its benchmarks for the fiscal year. The primary driver of the Fund’s underperformance was the overweight allocation to stocks in health care sector, which was the worst performing sector in the Russell 2000 Total Return Index and the second worst performing sector in the S&P 500 Total Return Index over the trailing year. The sell-off in health care related stocks over the past year was more pronounced in small-cap stocks compared to their larger-cap peers, and this negatively impacted the Fund due to its small/micro-cap equity style.

The Fund’s total returns for the quarter ended 06/30/16, for the fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Index were as follows:

	Q2 2016	Fiscal Year	Since Inception
	(03/31/16-06/30/16)	(06/30/15-06/30/16)	(07/31/06-06/30/16)(3)
Class A without sales charge	8.59%	-18.13%	3.74%
Class A with sales charge	2.31%	-22.84%	3.12%
Class C	8.39%	-18.73%	3.02%
Russell 2000 Total Return Index (1)	3.79%	-6.73%	6.61%
S&P 500 Total Return Index (2)	2.46%	3.99%	7.42%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. After underperforming its benchmarks in the first three quarters of the trailing year, the Fund significantly outperformed its benchmarks in the most recent quarter. We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Total Return Index over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4458-NLD-7/14/2016

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception
Class A	-18.13%	-1.80%	-1.06%	3.74% **
Class A with load	-22.98%	-3.72%	-2.22%	3.12% **
Class C	-18.73%	-2.53%	-1.81%	3.02% **
Class I	-17.95%	-1.55%	-0.81%	9.19% ***
Russell 2000 Value Total Return Index(a)	-6.73%	7.09%	8.35%	6.61% **

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.92% for Class A, 2.67% for Class C and 1.67% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(b)	The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009, for Class I.

***	Inception date is March 27, 2009.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Banks	13.9%
Retail	9.9%
Commercial Services	7.1%
Pharmaceuticals	6.2%
Savings & Loans	6.1%
Food	5.8%
Beverages	5.1%
Real Estate Investment Trusts	4.4%
Apparel	3.4%
Internet	3.2%
Other/Cash & Equivalents	34.9%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 14, 2016

Catalyst Hedged Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Hedged Insider Buying Fund (the “Fund”) seeks to offer investors an opportunity to invest in U.S. companies that are experiencing significant insider buying while using put options and covered call options in an attempt to reduce volatility and hedge against market downturns. During FY 2016, the Fund underperformed the S&P 400 Mid-Cap Total Return Index (1) and Morningstar Long/Short Equity benchmarks. This underperformance primarily was the result of increased hedging costs due to unfavorable market conditions and the Fund’s exposure to health care stocks in the long portfolio.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Adviser uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Hedged Insider Buying Fund underperformed its benchmarks during FY 2016. This underperformance was the result of unfavorable market conditions for both the long equity holdings and the options used for hedging. During the trailing year, the market experienced significant volatility but little change in value. The market volatility increased the Fund’s cost of hedging; the limited change in the equity market value was not sufficient enough to allow the long equity portfolio to offset the cost of hedging. The Fund’s long equity portfolio was also impacted by the selloff in health care stocks, causing the long equity portfolio to underperform its benchmarks.

The Fund’s total returns for the fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the S&P Mid-Cap 400 Total Return Index and Morningstar Long/Short Equity Category were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/16)	(10/28/10)(2)
Class A without sales charge	-36.46%	-2.83%
Class A with sales charge	-40.09%	-3.84%
Class C	-36.89%	-3.39%
S&P 400 Mid-Cap Total Return Index	1.33%	12.72%
Morningstar Long/Short Equity	-5.01%	2.44%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our research indicates that the insider buying strategy outperforms over long periods of time. We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Hedged Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 400 Mid-Cap Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 400 issues listed on various exchanges, representing the performance of the mid-capitalization stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Insider Buying Fund may or may not purchase the types of securities represented by the S&P 400 Mid-Cap Total Return Index.

(2)	Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4457-NLD-7/14/2016

Catalyst Hedged Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-36.46%	-13.29%	-5.88%	-2.83%
Class A with load	-40.09%	-14.98%	-6.99%	-3.84%
Class C	-36.89%	-13.93%	-6.50%	-3.39%
Class I	-36.25%	N/A	N/A	-25.64%
S&P Mid-Cap 400 Total Return Index(a)	1.33%	10.53%	10.55%	12.72%
IQ Hedge Long/Short Total Return Beta Index(b)	-2.27%	4.63%	3.80%	4.01%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.72% for Class A, 3.47% for Class C and 2.47% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P Mid-Cap 400 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. Investors cannot invest directly in an Index.

(b)	The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. Investors cannot invest directly in an Index.

**	Inception date is October 28, 2010 for Class A, Class C and the Benchmarks, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Retail	16.2%
Airlines	7.9%
Insurance	7.1%
Banks	6.8%
Healthcare-Products	6.4%
Software	5.9%
Pharmaceuticals	3.8%
Agriculture	3.6%
Chemicals	3.6%
Real Estate Investment Trusts	3.6%
Other/Cash & Equivalents	35.1%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 14, 2016

Catalyst Insider Buying Fund

Dear Fellow Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. During FY 2016, the Fund underperformed the S&P 500 Total Return Index (1) benchmark. This underperformance was a result of the Fund’s sector allocation during the trailing year. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The adviser uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P 500 Total Return Index benchmark during FY 2016. The Fund’s performance includes relative outperformance from holdings in the consumer discretionary sector and relative underperformance from holdings in the health care sector. In particular, the companies within the consumer discretionary sector that cater to price sensitive shoppers have continued to perform well, and the theme of corporate insiders buying companies which cater to the price sensitive U.S. consumer during times of economic uncertainty remains intact. However, the gains from the consumer discretionary holdings were more than offset by holdings within the health care sector. Due to compelling insider buying signals at companies within the health care sector, the Fund had an overweight positioning in the health care sector, which was the second worst performing sector in the S&P 500 TR Index over the trailing year and was the largest contributor to the Fund’s underperformance during FY 2016. Additionally, the Fund underperformed its benchmark 2016 YTD due to underweight positioning within the energy and materials sectors; volatility and contradictory insider activity among executives within the companies and the industries resulted in the Fund being underweight these sectors during 2016 YTD.

The Fund’s total returns for the fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/16)	(07/29/11)(2)
Class A	-11.64%	9.19%
Class A with Sales Charge	-16.74%	7.89%
Class C	-12.27%	8.90%
S&P 500 Total Return Index	3.99%	12.77%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4459-NLD-7/14/2016

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-11.64%	3.36%	9.19%
Class A with load	-16.74%	1.34%	7.89%
Class C	-12.27%	2.59%	8.90%
Class I	-11.36%	N/A	-5.97%
S&P 500 Total Return Index(a)	3.99%	11.66%	12.77%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.47% for Class A, 2.22% for Class C and 1.22% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	23.9%
Insurance	9.4%
Pharmaceuticals	7.6%
Banks	5.3%
Software	4.7%
Food	4.2%
Biotechnology	4.1%
Airlines	4.0%
Telecommunications	3.6%
Miscellaneous Manufacturing	3.6%
Other/Cash & Equivalents	29.6%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 14, 2016

Catalyst Insider Long/Short Fund

Dear Fellow Shareholders,

The Catalyst Insider Long/Short Fund (the “Fund”) is a market neutral long/short equity fund that buys stock in companies experiencing insider cluster buying (situations where multiple insiders are all purchasing shares at the same time) and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying potentially outperform stocks with insider selling.

Investment Strategy

The Catalyst Insider Long/Short Fund offers a dynamic market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own company according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The Fund monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades. The Fund goes long stock with the most significant insider buying and sells short stock with the most significant insider selling.

Fund Performance

The Catalyst Insider Long/Short Fund underperformed its Morningstar Market Neutral Category and Morningstar Long/Short Equity Category benchmarks during FY 2016. This underperformance during the trailing year was a result of both the Fund’s sector allocation and the fact that the gains from the Fund’s short equity portfolio did not offset the losses from the Fund’s long equity portfolio. The Fund’s short positions within the consumer discretionary and financials sectors were a net source of return to the Fund; however, these gains were more than offset by long equity holdings within the health care sector. Due to compelling insider buying signals at companies within the health care sector, the Fund had an overweight long positioning in the health care sector, which was the second worst performing sector in the S&P 500 TR Index over the trailing year. This led to the long portfolio detracting from overall Fund performance.

The Fund’s total returns for fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the Morningstar Market Neutral Category and the Morningstar Long/Short Equity Category were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/16)	(04/30/12)(1)
Class A without sales charge	-15.14%	-0.57%
Class A with sales charge	-19.98%	-1.97%
Class C	-15.73%	-1.21%
Morningstar Market Neutral Category	0.07%	0.50%
Morningstar Long/Short Equity Category	-5.01%	2.87%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Catalyst Insider Long/Short Fund offers an alternative for those seeking long-term capital appreciation through market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have the potential to outperform companies with insider selling over the long-term. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Long/Short Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4460-NLD-7/14/2016

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-15.14%	-1.89%	-0.57%
Class A with load	-19.98%	-3.81%	-1.97%
Class C	-15.73%	-2.48%	-1.21%
Class I	-14.89%	N/A	-10.45%
IQ Hedge Long/Short Beta Total Return Index(a)	-2.27%	4.63%	4.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.63% for Class A, 4.38% for Class C and 3.39% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The IQ Hedge Long/Short Beta Total Return Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. Investors cannot invest directly in an index.

**	Inception date is April 30, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Retail	20.7%
Diversified Financial Services	14.7%
Banks	14.7%
Software	10.7%
Computers	7.7%
Insurance	7.5%
Aerospace/Defense	6.4%
REITS	5.5%
Healthcare-Products	5.4%
Telecommunications	3.7%
Other/Cash & Equivalents	3.0%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst Hedged Commodity Strategy Fund

Dear Fellow Shareholders,

The Catalyst Hedged Commodity Fund (“the Fund”) launched on September 30, 2015 with the goal of earning consistent returns from options strategies that are structured to profit across a broad range of market and volatility environments, while maintaining low volatility compared to the underlying commodities. The first three quarters returned 9.20% (Class I) to shareholders despite large price swings in commodities during that time.

	YTD (06/30/16)	Since Inception (9/30/2015)
Class A without sales charge	9.77%	9.00%
Class A with sales charge	3.42%	2.73%
Class C	9.27%	8.40%
Class I	9.86%	9.20%
S&P 500 Total Return Index[1]	3.84%	11.15%
Bloomberg Commodity Index TR2	13.25%	1.34%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund earns its return from investing in options in three sectors: energy, metals and agriculture. The Fund takes options positions within those sectors in three primary markets: crude oil, gold and corn. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by well-established options pricing models and the overall absolute level of volatility in each market. The Fund is operated without a bias toward market direction. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the three underlying commodities. During periods of sustained, high volatility, the Fund sees greater opportunity for return than during periods of low volatility. The Fund’s strategy is mainly systematic and focuses on absolute return.

The Fund’s market neutral strategy is reactive in nature and does not depend on a prediction of price direction in these markets. The Fund typically enters positions that will profit from: a controlled market advance or decline and/or from volatility expansions or contractions. While not predictive of price direction, models employed by the Fund will also drive positioning in options structures that can profit during a flat market. The strategy segments absolute volatility levels in each market, then specific option strategies are implemented based on the current level of volatility. As volatility changes, positions can be adjusted with additional option structures. The Fund’s risk lies in “outlier” moves where markets move rapidly after positions are first entered, as well as when markets have a parabolic move in either direction. Strict risk management protocols are an important part of the Fund’s strategy. The Fund also benefits from its ability to diversify positions across three generally non correlated markets.

The first 3 quarters of the Fund’s life was characterized by wide price fluctuations in both gold and oil, including some historically large moves. At the time of the Fund’s inception, crude oil traded near $52 a barrel. During the subsequent 9 months, oil traded lower than $27 a barrel, losing nearly half its value. During Q1 of CY2016 gold produced a 17% move and oil rebounded 63% off of its low. The Fund was able to capitalize on these high levels of volatility to deliver a 9% return for its initial fiscal year. The bulk of the Fund’s return can be attributed to its positions in gold and oil, with a small contribution from corn. Gold and oil have maintained a higher level of volatility since inception while corn volatility has only recently increased with the onset of the North American growing season. We look forward to continuing to trading opportunistically across these three diverse and non-correlated markets.

We are pleased to have delivered significant alpha during a year of historical volatility in the markets we trade. Regardless of market environment, we are committed to delivering alpha to our shareholders via consistent application of our price neutral, volatility driven options strategy.

We would like to thank the growing number of shareholders who have joined the Fund. We truly appreciate your confidence and trust.

Kimberly Rios

Edward S. Walczak

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Commodity Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

4541-NLD-7/21/2016

Catalyst Hedged Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the period ended June 30, 2016, compared to its benchmark:

Since Inception**
Class A	9.00%
Class A with load	2.73%
Class C	8.40%
Class I	9.20%
Bloomberg Commodity Total Return Index(a)	1.34%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.18% for Class A, 2.93% for Class C and 1.93% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasurey Bills.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Short-Term Investments	95.9%
Other Assets / Liabilities	4.1%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 17, 2016

Catalyst Hedged Futures Strategy Fund

Dear Fellow Shareholders,

During the past fiscal year the Catalyst Hedged Futures Fund (the “Fund”) was able to earn a decent return of 6.74% (Class I) in what continues to be a less than ideal market environment for the Fund’s strategy.

	Fiscal Year Ended (06/30/16)	Since Inception (12/15/05)[2]
Class A without sales charge	6.39%	15.70%
Class A with sales charge	0.30%	15.06%
Class C (8/30/2013)	5.73%	4.85%
Class I (8/30/2013)	6.74%	5.86%
S&P 500 Total Return Index[1]	3.99%	7.13%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Hedged Futures Strategy Fund invests in options on the S&P 500 Futures Contracts. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by well-established options pricing models and historically reliable volatility behavior. The Fund is operated without a bias toward equity market direction. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the S&P 500 Total Return Index. During periods of sustained high volatility the Fund sees greater opportunity for return than during periods of low volatility.

The Fund typically enters positions that will profit from a controlled market advance or from the volatility expansion that typically accompanies a market decline. While not predictive of price direction, models employed by the Fund will also drive positioning in options structures that can profit from a continuation of an established price trend. The most recent 12 month period was characterized by a flat S&P 500 market opening and closing the period within a few percent of its high but netting only about a 1% gain, excluding dividends. Despite the relatively flat performance, open to close, the fiscal year did feature two separate corrections in excess of 10%. Outside of these short lived declines, volatility patterns present in the otherwise range bound conditions directed the Fund predominately toward call option spreads that provide upside price exposure with limited downside risk. Consistent with the Fund’s strategy, we maintained little or no volatility exposure in this environment. While both corrections provided increased levels of volatility and more importantly the flattening of the volatility curve that is favorable to our strategy, these episodes were short lived. The Fund accumulated long volatility exposure during both corrections but conditions normalized after only a few weeks. This resulted in a breakeven on most of the volatility positions established.

Following both corrections the S&P experienced 10-15% snap back rallies within a 4-6 week period, a pattern which has become common to the current bull market. Because the Fund is consciously positioned to accept upside risk in exchange for eliminating most downside exposure, this is the worst scenario for our strategy. Last year I described how similar price action (Q4 of CY2014) lead to an 8% drawdown for the fund. I also reported that “the extreme nature of the price advance provided a real time stress test to our position management protocols. From that experience we were able to make some modifications that I believe can improve performance in future, like environments”. I am pleased to report that although the two FY2016 snapback rallies actually exceeded the prior year’s occurrence in both magnitude and duration, the Fund was able to limit drawdowns to 1.5 and 4.6 percent respectively.

Without any extended periods of elevated volatility, the bulk of the Fund’s return can be attributed to its call option strategy above the market. Although these positions are designed to profit from a controlled market advance they can also earn a return in a flat market through the more rapid time decay of the short option side of the spread. This contributed to the Fund’s outperformance in FY 2016 and allowed it to provide positive returns for our fiscal year, despite the relatively flat performance and continued absence of sustained volatility in the S&P 500. Given the less than favorable market conditions, we are pleased to have delivered significant alpha and materially reduced drawdowns during a year in which the Fund tripled its AUM.

Monetary policy intervention has acted for several years to drive volatility out of equity markets by creating a reduced sense of uncertainty. As policy continues to normalize we believe this is likely to lead to a corresponding normalization (i.e. increased levels) of equity market volatility. Although the pace of such policy normalization has so far been much more modest than our expectations as we entered the year, we believe it will continue. On this basis I remain constructive toward general levels of options pricing, which if accurate would be favorable for the Fund. Currently, Fund models continue to drive call option positioning above the market. Should a generally higher volatility environment materialize, the Fund would seek to take advantage by rapidly expanding its volatility exposure, which at fiscal year-end remains only a small part of our portfolio. Of course in any market environment, we remain committed to delivering alpha to our shareholders via consistent application of our price neutral, volatility driven options strategy.

I would like to thank the large number of shareholders who have joined the Fund in the past year. I truly appreciate your confidence and trust.

Edward S. Walczak

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Futures Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Performance shown before September 2013 is for the Fund’s predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on December 15, 2005. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception on December 15, 2005 through the date of this prospectus, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4533-NLD-7/21/2016

Catalyst Hedged Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	6.39%	5.31%	7.26%	13.67%	15.70%
Class A with load	0.30%	3.25%	6.00%	12.99%	15.06%
Class C	5.73%	N/A	N/A	N/A	4.85%
Class I	6.74%	N/A	N/A	N/A	5.86%
S&P 500 Total Return Index (a)	3.99%	11.66%	12.10%	7.42%	7.13%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.27% for Class A, 3.02% for Class C and 2.02% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 15, 2005 for Class A (performance prior to August 30, 2013 represents the Fund’s predecessor limited partnership) and the Benchmark and August 30, 2013 for Class C and I.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets ^
Short-Term Investments	18.6%
Other/Cash & Equivalents	81.4%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 8, 2016

Catalyst Insider Income Fund

Dear Fellow Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. Since inception, the Fund has not held any bonds that have defaulted.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. Our historical research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can substantially reduce the likelihood of default and bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of their company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy or defaulting on their bonds. We seek to hold a portfolio of approximately 20 bonds with an average effective maturity less than 4 years, modified duration less than 3.5 years and average credit quality of BBB or higher, and we seek to hold the bonds until maturity unless significant insider selling occurs.

Fund Performance

Although the Fund’s portfolio has an average credit quality of BBB or higher, the Fund allocates a portion of its assets to high yield bonds. The rationale is that corporate insider activity provides additional insight into the likelihood of default beyond credit ratings, providing the Fund with the potential to capture more yield without taking additional credit risk.

High yield bonds experienced a significant and broad-based selloff in 2H 2015. As a result of this selloff, the Fund trailed its primarily investment-grade-focused benchmarks. The Fund recovered in 1H 2016, even outperforming its Morningstar Short-Term Bond category by 154 bps; however, the performance was not enough to recover the losses from the high yield bond selloff during the fiscal year period.

The Fund has underperformed it benchmarks since inception. As discussed in our last shareholder letter, there was a period of significant underperformance during the first few days of the Fund when there were no outside investors. During this initial period, the Fund experienced a drawdown as a result of 1) losses on the bid/ask spread from putting an entire portfolio of short-term bonds in place with limited assets and 2) artificial leverage from a fund accounting perspective as a result of timing when the initial investments were included in the net asset value of the Fund. These initial factors had no impact on outside investors and are not expected to have an impact going forward.

The Fund’s total returns for the periods 2016 YTD as of 06/30/16, fiscal year through 06/30/16 and since inception through 06/30/16 as compared to the Barclays U.S. Agg. Bond Index were as follows:

	2016 YTD	Fiscal Year	Since Inception
	(06/30/16)	(06/30/16)	(07/29/14)(2)
Class A	3.58%	-2.47%	-2.49%
Class A with Sales Charge	-2.32%	-8.12%	-4.93%
Class C	3.08%	-3.16%	-3.17%
Class I	3.60%	-2.33%	-2.30%
Morningstar Short-Term Bond Category	2.04%	1.49%	1.06%
Barclays U.S. Agg. Bond Index(1)	5.31%	6.00%	3.99%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Fund’s a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4419-NLD-7/8/2016

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-2.47%	-2.49%
Class A with load	-8.12%	-4.93%
Class C	-3.16%	-3.17%
Class I	-2.33%	-2.30%
Barclays U.S. Aggregate Bond Index(a)	6.00%	3.99%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 14.21% for Class A, 14.96% for Class C and 13.96% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Telecommunications	11.3%
Commercial Services	9.0%
Office/Business Equipment	7.7%
Biotechnology	7.4%
Banks	7.3%
Private Equity	6.3%
Diversified Financial Services	6.0%
Chemicals	4.4%
Healthcare-Products	3.7%
Computers	3.7%
Other/Cash & Equivalents	33.2%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 11, 2016

Catalyst Intelligent Alternative Fund

Dear Fellow Shareholders,

Since Fund inception in July 2014 through June 30, 2015, the Catalyst Intelligent Fund (previously the Catalyst Absolute Total Return Fund) sought to provide maximum risk-adjusted income and growth by investing in instruments with sustainable and rising income streams while using covered call options in an attempt to manage risk. Effective May 8, 2015, I took over as the Fund’s portfolio manager and was responsible for the day-to-day management of the Fund under the same investment strategy. Effective July 7, 2015, the Fund’s name was changed to the Catalyst Intelligent Alternative Fund, and the investment objective and investment strategy were updated in the prospectus. For almost all of fiscal year 2016, the Fund has operated under this new strategy, seeking to achieve capital appreciation with low correlation to the U.S. equity market by tactically investing in alternative funds.

Portfolio Allocations

As of June 30, 2016, the Fund’s current and target allocations were as follows:

Performance

Performance Under Predecessor Investment Strategy

For the period from inception to July 7, 2015 (under the predecessor strategy and management team), the Fund was overweight energy stocks and MLP funds. Unexpectedly in November 2014, the actions of OPEC resulted in a shock to the energy markets that indiscriminately impacted energy stocks, including companies that had limited exposure to underlying commodity prices such as midstream MLPs. As a result of this allocation, the Fund underperformed the S&P 500 TR Index(1) and its Morningstar Long/Short Equity Category benchmark, which represents the performance of long/short equity mutual funds, during this time period.

Performance Under New Investment Strategy

During fiscal year 2016, the Fund outperformed its Morningstar Long/Short Equity Category benchmark by +750 bps. This strong performance has now resulted in the Fund outperforming its Morningstar Long/Short Equity Category benchmark by +200 bps since inception, recovering some of the negative attribution from the previous strategy.

For both the fiscal year and since inception periods, the Fund has underperformed its S&P 500 TR Index benchmark. The period was marked by numerous volatility events with relatively quick recoveries in the equity markets. The Fund has delivered positive returns under the new strategy, and it has done so with less volatility than the S&P 500 TR Index. From July 7, 2015 to June 30, 2016, Class A shares of the Fund exhibited an annualized volatility of 7.30% versus 17.28% for the S&P 500 TR Index with a low correlation to the index (correlation: 0.25).

The largest contributors to performance for the fiscal year 2016 period were the Catalyst/Millburn Hedge Strategy Fund, the Catalyst Hedged Futures Strategy Fund and the Catalyst Hedged Commodity Strategy Fund. The largest detractors from performance for the fiscal year 2016 period were the Catalyst Time Value Trading Fund, the Catalyst Macro Strategy Fund and the Catalyst Insider Long/Short Fund.

The Fund’s total returns for the fiscal year period and since inception through 06/30/16 period as compared to the S&P 500 TR Index and the Morningstar Long/Short Equity Category were as follows:

	1 Year	Since Inception
	(06/30/15-06/30/16)	(07/31/14-06/30/16)[2]
Class A	2.93%	-0.04%
Class A with Sales Charge	-3.00%	-3.08%
Class C	2.04%	-0.83%
Class I	3.11%	0.02%
S&P 500 TR Index	3.99%	6.72%
Morningstar Long/Short Equity Category	-5.01%	-2.11%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Intelligent Alternative Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4428-NLD-7/11/2016

Catalyst Intelligent Alternative Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	2.93%	-0.04%
Class A with load	-3.00%	-3.08%
Class C	2.04%	-0.83%
Class I	3.11%	0.02%
S&P 500 Total Return Index(a)	3.99%	6.72%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 9.56% for Class A, 10.31% for Class C and 9.31% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Asset Allocation Funds	47.8%
Alternative Funds	39.4%
Equity Fund	10.3%
Other/Cash & Equivalents	2.5%
100.0%

July 14, 2016

Catalyst IPOx Allocation Fund

Dear Fellow Shareholders,

The Catalyst IPOx Allocation Fund seeks to offer investors the opportunity to exploit the potential excess returns from investing in IPOs. The Fund invests in common stocks of companies listed on the IPOX U.S. 100 Index and newly listed public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund’s portfolio has two components: Core Long Component and Dynamic Component, each utilizing a distinct investment strategy. The Core Long Component invests assets so as to replicate the IPOX U.S. 100 Index, which measures the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The Dynamic Component invests assets in approximately 30-70 IPOs that are not included in the Core Long Component that are valued attractively relative to their price to sales multiple.

Fund Performance

The Fund’s total returns for the 2016 YTD period and since inception period through 06/30/16 as compared to the S&P 500 Total Return Index (1) were as follows:

	2016 YTD	Since Inception
	(12/31/15-06/30/16)	(09/30/15-06/30/16)[2]
Class A	1.18%	2.50%
Class A with Sales Charge	-4.65%	-3.39%
Class C	0.79%	1.90%
Class I	1.18%	2.60%
S&P 500 Total Return Index	3.84%	11.15%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund has underperformed its S&P 500 Total Return Index benchmark as a result of the poor performance of recently issued IPOs and spin-offs during most of Q4 2015 and Q1 2016, during which time investors indiscriminately sold satellite positions in newly listed companies as a result of redemption-driven declines in global equities on the back of concerns about the strength of the global economy. However, with markets returning to more normal conditions underpinned by a solid U.S. macroeconomic environment and more plentiful IPO deals, in which the Fund has participated at the syndicate level, the Fund performance has improved. During Q2 2016, the Fund’s Class A share generated a 6.22% return versus 2.46% for its S&P 500 Total Return Index benchmark. We believe that the Fund will continue to benefit from this favorable environment.

Summary

While the Fund exhibited short-term underperformance versus the S&P 500 TR Index since inception, we are confident in the long-term potential of the strategy and the Fund, particularly after the strong performance during Q2 2016. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst IPOx Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst IPOx Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 09/30/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4468-NLD-7/14/2016

Catalyst IPOx Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

Since Inception**
Class A	2.50%
Class A with load	-3.39%
Class C	1.90%
Class I	2.60%
S&P 500 Total Return Index(a)	11.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.98% for Class A, 2.73% for Class C and 1.73% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	10.6%
Internet	7.9%
Food	7.4%
Commercial Services	6.4%
Equity Fund	6.1%
Retail	5.5%
Software	4.4%
Chemicals	3.9%
Healthcare-Services	3.1%
Healthcare-Products	3.0%
Other/Cash & Equivalents	41.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 12, 2016

Catalyst Macro Strategy Fund

Dear Fellow Shareholders,

The Catalyst Macro Strategy Fund offers an actively managed, absolute return strategy that seeks to generate positive returns in any market environment by participating in macroeconomic trends in volatility, equities, currencies, fixed income and commodities. Our investment strategy does not rely on predicting the direction of the market or determining which stocks will have the best future performance. Rather, we actively seek out persistent phenomena, such as those related to poorly structured securities, that potentially allow us to generate positive returns regardless of what happens in the market. We believe that these types of investment strategies offer investors a disciplined and repeatable process that has the potential to generate meaningful, uncorrelated returns in many market environments.

Since inception, the Fund has outperformed its IQ Hedge Composite Beta Index (1) and produced returns comparable to its S&P 500 Total Return Index (2) benchmark. 2016 YTD underperformance has caused the Fund to trail its benchmarks for the fiscal year period. The Fund’s total returns for the trailing year and for the period since inception through 06/30/16 as compared to the S&P 500 Total Return Index and IQ Hedge Composite Beta Index were as follows:

	Fiscal Year	Since Inception
	(06/30/15-06/30/16)	(03/11/14-06/30/16)[3]
Class A	-6.79%	6.93%
Class A with Sales Charge	-11.36%	4.22%
Class C	-6.04%	6.37%
Class I	-6.15%	7.19%
IQ Hedge Composite Beta Index	0.97%	1.32%
S&P 500 Total Return Index	3.99%	7.43%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund underwent a management change in 4Q 2014. The Fund’s quarterly returns for all full quarters following this management change were as follows:

	MCXIX	S&P 500 TR Index	IQ Hedge Composite Beta Index
Q2 2016	-10.72%	2.46%	1.20%
Q1 2016	-12.10%	1.35%	1.28%
Q4 2015	16.27%	7.04%	0.40%
Q3 2015	3.18%	-6.44%	-1.88%
Q2 2015	4.29%	0.28%	-0.66%
Q1 2015	19.74%	0.95%	0.95%

Performance through 12/31/2015

The Fund exhibited strong performance through 12/31/2015 as a result of two strategies related to leveraged exchange traded fund (“ETF”) inefficiencies and mean reversion.

Leveraged ETFs often fail to achieve their intended objectives (i.e., generating a return corresponding to a multiple of an index return) over long periods of time due to structural flaws. In particular, leveraged ETFs on volatile, non-trending asset classes tend to lose significant value over time because of compounding. For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Fund seeks to take advantage of the inefficiencies in these leveraged ETFs by structuring positions that will profit from declines in these leveraged ETFs. To manage the risk associated with this strategy, positions are often hedged.

The Fund takes advantage of trends in currencies, commodities and the volatility of the market by buying and selling equities and options on these asset classes, which exhibit mean reverting properties. Historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the future. For example, when commodity prices spike, they historically decline back to the long-term average price in the future. In this example, when commodity prices significantly increase above the long-term average, the Fund would seek to take advantage of the expected future decline back towards the mean in commodity prices by buying or selling instruments that profit from a decline in commodity prices.

2016 YTD Performance

2016 YTD has presented a challenging market environment for the Fund, with two separate, back-to-back historically unusual circumstances each leading to a meaningful drawdown.

During Q1 2016, the Fund had a meaningful drawdown as a result of the unprecedented sharp decline in equities to start the year combined with unusual volatility in oil and gold markets. Not only did the unusual volatility impact the Fund, the fact that these markets deviated from historical relationships contributed to a worse drawdown. Many of the Fund’s strategies historically tend to exhibit inverse correlations. In Q1 2016, several of these relationships broke, and strategies that would have historically offset each other had meaningful drawdowns. For example, historically, if energy markets rallied detracting from Fund performance, the long-dated option strategies or equity market volatility mean reversion strategies would have positively contributed to performance.

A separate set of unusual circumstances impacted the Fund during Q2 2016. In anticipation of a significant and known upcoming market event (the “Brexit”), the Fund hedged its market volatility roll yield positions the week before. The Fund was structured in such a way that it would likely profit from either an increase or decrease in market volatility. In the week leading up to the event, market volatility dropped and then only recovered to a baseline level on news of the event happening. In a very unusual manner, market volatility closed at essentially an unchanged level after a major market event occurring. As a result, the Fund’s hedges expired worthless and the underlying positions contributed in only a limited manner.

Even with these historically unusual events occurring during Q1 and Q2 2016, the extent of the Fund’s drawdown each quarter was significantly less than some of the best upside quarters.

Outlook

The investment team constantly monitors the macro environment for investment opportunities across all asset classes. We actively trade in and out of positions in an attempt to keep the portfolio in the best opportunities while considering risk and return. Even with two back-to-back unusual events that negatively impacted Fund performance during the 2016 YTD period, the Fund is still performing well since inception. As markets have normalized and the relationship between markets have regained their footing, we believe that the Fund is well positioned to benefit from its distinctive strategy going forward.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the IQ Hedge Composite Beta Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 03/11/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4331-NLD-7/12/2016

Catalyst Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-6.15%	6.93%
Class A with load	-11.54%	4.22%
Class C	-6.79%	6.37%
Class I	-6.04%	7.19%
S&P 500 Total Return Index(a)	3.99%	7.43%
IQ Hedge Composite Beta Index(b)	0.97%	1.18%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.84% for Class A, 3.59% for Class C and 2.59% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Investors cannot invest directly in an Index.

**	Inception date is March 11, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type (long only)	% of Net Assets
United States Government Securities	55.8%
Short Term Investments	16.0%
Other/Cash & Equivalents	28.2%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 12, 2016

Catalyst/Auctos Multi- Strategy Fund

Dear Fellow Shareholders,

The Catalyst/Auctos Multi- Strategy Fund (“the Fund”) opened its doors to new investors in August 2015 after conversion from its predecessor Auctos Global Diversified Fund LLC (AGDF) which opened in November 2007. The Fund seeks to provide investors capital appreciation uncorrelated to global equity markets. Emphasis is placed on achieving absolute returns while minimizing peak to valley drawdowns. Focus is also placed on risk management and providing diversification from a time, market, sector and strategy standpoint. We have strived to continue to pay strict attention to these goals in what has been an interesting year to say the least.

The new year began looking as if there would be a hard landing in China and with significant concerns about the state of the U.S. economy. When combined with other concerns such as the deep decline in energy prices, equity markets sold off sharply. Our program was able to take advantage of the surge in volatility and capture significant price movements in sectors such as currencies, treasuries, equities and energies.

Our Fund can provide diversification to the investor’s portfolio. One measure of this is correlation to other indices such as the S&P 500 Total Return Index (TR). Since the November 2007 inception, the Fund’s correlation to the TR is nearly zero. While the rest of the world was melting down at the beginning of 2016, our correlation even began to move inversely to equities; and we demonstrated very strong performance in the month of January by finishing up 5.84%. This behavior is not totally unusual throughout the history of the Fund. Another great example is 2008 wherein we closed the year up 12.75% while the equity markets were under heavy selling pressure with the TR down 37%. To the surprise of many investors, the U.S. equity markets have largely shrugged off the Brexit news. While the rest of the world is still below its equity highs, markets such as the S&P 500 and Dow Jones Industrial Index are flirting with all-time highs. There still appears to be a sense of mistrust in this equity market rally as evidenced by such markets as the treasuries with negative yields in Japan, near negative yields in Europe and near historic low yields in the U.S. Gold has surged to multi-year highs which also appears to reflect investor nervousness.

These are indeed interesting times with such uncertainty and fear; yet the S&P 500 is at all-time highs! A big driver of the run could be attributable to company equity buy backs. Nevertheless, we anticipate continued uncertainty in the upcoming year. We feel that the Fund’s performance as measured by returns and drawdowns speaks for itself. Funds such as ACXIX also can provide much needed diversification to one’s portfolio which is extremely important in volatile and uncertain periods.

Fund Investment Strategy

The Fund seeks to achieve its investment objective by (i.) entering into both long and short positions in futures contracts and (ii.) holding cash, money market mutual funds and other cash equivalents. When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ future markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its subsidiary that invests in the instruments.

The Fund will also hold a large portion of its assets in cash, money market mutual funds and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments in futures contracts.

Catalyst Capital Advisors LLC (the “Advisor”) makes investment decisions for the Fund based on the results of its proprietary investment program (the “Investment Program”). The Investment Program is an absolute return strategy that seeks to capitalize on rising as well as declining price movements throughout the global financial and commodity markets. The Investment Program is 100% systematic and employs a multi-system approach that participates in long, intermediate as well as short-term time frames. Trades are initiated based on models across diverse sub strategies which presently include relative value, trend following, pattern recognition, spread and machine learning strategies. In addition, the Fund emphasizes risk management in all facets of portfolio management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are designed to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets; (iv) maintain margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdown and protecting capital.

Multi- Strategy Fund Performance

Catalyst/Auctos Multi-Strategy Fund (ACXIX) is designed to provide absolute returns which are uncorrelated to global equity markets. Since the November 2007 inception, the Fund has averaged 5.23 % vs. 68.13 % for the S&P Total Return Index (TR). There have been periods in which the Fund has significantly outperformed the TR such as 2008: 12.75% versus -37.00% and a maximum peak to valley drawdown of 13.35% versus 50.95%. The Fund underperformed the TR in 2009 (4.65% vs. 26.46%). 2011-2013 was a period in which the Fund was relatively flat while the TR performed well. The Fund’s total returns for the 2016 YTD period ending June 30, 2016 was up 4.36% while the TR was up 3.84%. The Fund has also outperformed the SG CTA Index (up 3.70%) in 2016.

The Fund’s total returns for the 2016 YTD period ended 06/30/16, fiscal period ended 06/30/16 and for the period since inception through 06/30/16 as compared to the Benchmark Index were as follows:

	2016 YTD	Fiscal Period	Since	Since
	(6/30/2016)	Ended	Inception(3)	Inception(3)
		(6/30/2016) (3)	(08/13/2015)	(10/31/2007)
Class I	4.36%	0.04%	0.00%	5.23%
Class A	4.23%	n/a	-0.45%	n/a
Class A with Sales Charge	-1.77%	n/a	-6.17%	n/a
Class C	3.84%	n/a	-1.16%	n/a
SG CTA Index (1)	3.70%	6.17%	3.45%	3.31%
ML 3 Month T-Bill Index (2)	0.15%	0.19%	0.20%	0.42%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We believe that the Fund is currently well positioned to tackle the challenges which lie ahead. We are pleased it has continued to bounce back from drawdowns which are well within our historical standards. We believe that funds such as ACXIX can provide much needed diversification to one’s portfolio which is extremely important in volatile and uncertain periods. We appreciate having the opportunity to help you achieve your investment goals.

Sincerely,

Kevin Jamali

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	SG CTA Index provides the market with a reliable performance benchmark of major commodity trading advisors (CTAs).

(2)	ML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4527-NLD-7/20/2016

Catalyst/Auctos Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	N/A	N/A	N/A	-0.26%
Class A with load	N/A	N/A	N/A	-6.17%
Class C	N/A	N/A	N/A	-0.96%
Class I	0.00%	6.05%	1.62%	5.23%
BofAML 3 Month Treasury Bill Index (a)	0.19%	0.09%	0.09%	0.42%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.19% for Class A, 2.94% for Class C and 1.94% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an Index.

**	Inception date is October 31, 2007 for Class I and Benchmarck and August 13, 2015 for Class A and Class C.

The Fund is the successor to the Auctos Global Diversified Fund, LLC (the “Predecessor Fund”), effective August 14th, 2015, all of its outstanding shares were transferred into the Class I Shares of the Auctos Multi Strategy Fund. The Predecessor Fund has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on August 13, 2015. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst Dynamic Alpha Fund

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since partnering with Catalyst Funds nearly five years ago to offer our flagship equity investment strategy as a mutual fund, we have produced numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/16 as compared to the S&P 500 Total Return Index1 are as follows:

	Year Ended 6/30/16	Since Inception 12/22/2011
Fund vs Index Performance		Class A, C2 & I
Class A without sales charge	2.31%	16.75%
Class A with sales charge	-3.57%	15.23%
Class C	1.55%	15.87%
Class I (Inception Date – 6/6/14)	2.61%	9.75%
S&P 500 Total Return Index[1]	3.99%	14.49%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund seeks to achieve long term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which often produces a performance history with a lower correlation to the broad equity market than more traditional institutional strategies.

Over the past year the Fund has adroitly navigated a range bound, volatile domestic equity market. While the Fund’s return has lagged the broad market as measured by the S&P 500 during this timeframe, it has exceeded the returns of its large cap growth peers by a significant margin. In an environment of shifting, ephemeral leadership dynamics, the portfolio management team has focused on broadening the scope of investments in the Fund and realigning the orientation of the strategy to incorporate defensive attributes. This should have the positive effect of dampening future Fund volatility, but could come at the cost of sacrificing outsized, upside potential. This incorporation of a counterweight to the secular growth investments which had predominated our previous positioning, is representative of the tactical, dynamic nature of the methodology.

The Fund outperformed its peers due to robust selection effects and effective sector allocations. The top performing investments in the Dynamic Alpha Fund over the past year are Computer Sciences Corporation, Ulta Salon, Cosmetics and Fragrances Incorporated and NVIDIA Corporation. Computer Sciences (4.0% of portfolio) and NVIDIA (6.4% of portfolio) are both Information Technology firms which were purchased in the Fund during the first six weeks of 2016. NVIDIA, a manufacturer of graphic chips, rallied more than 10% in a single day and more than 50% overall in response to strong financial results driven by expansion of the virtual reality market. Computer Sciences, an information technology consulting firm, leapt more than 50% since purchase after announcing that they were merging businesses with Hewlett Packard’s Enterprise Services business line. Ulta (4.1% of portfolio), a long term holding of the Dynamic Alpha Fund, is the largest beauty retailer in the United States. Ulta’s share price rose steadily over the past year driven by strong operating results, including robust growth in their ecommerce channel. Despite the positive effects of Ulta, the portfolio management team’s selections at the broader Consumer Discretionary level failed to outperform the benchmark or the sector peer group, resulting in a drag on overall performance. Also detracting from portfolio results, the purchase and sale of Imperva, Incorporated resulted in a loss of approximately 50%. Imperva, an industry leading provider of cybersecurity solutions, came under heavy selling pressure in early 2016 after announcing lackluster earnings results in and environment of weakening macroeconomic data.

As of June 30, 2016 the portfolio was allocated in the following fashion.

Sector
Information Technology	25%
Consumer Staples	15%
Financials	14%
Consumer Discretionary	12%
Health Care	10%
Industrials	10%
Telecom	5%
Materials	5%
Utilities	4%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016 and are subject to change.

As of June 30, 2016 the top five holdings in the Fund as a percentage of market value were:

Company	Weight
NVIDIA Corporation	6.5%
AT&T, Incorporated	5.3%
Waste Management, Incorporated	5.3%
Activision Blizzard, Incorporated	5.1%
Intuitive Surgical, Incorporated	5.1%

Holdings are subject to change and should not be considered investment advice.

After spending the preponderance of the second quarter grinding generally sideways, domestic equities finished the period with a small 2.5% advance and stand only marginally higher than they did one year prior. As has been the case for the past eighteen months, the 2,100 level on the S&P 500 has proved a formidable resistance level. According to research by Bespoke Investment Group, the S&P 500 has crossed and closed above this level 25 times since early last year, but has ultimately been unable to consummate a leg higher. As would be anticipated, this range bound market has featured numerous shifts in leadership and sentiment as investors lack conviction about the future trajectory of both the economy and corporate earnings.

While domestic equity averages have been stalled in static state since our previous report, underlying economic forces have been dynamically shifting, albeit in essentially offsetting fashion. Expectations of future economic growth and revisions to recent GDP results have both skewed positive as the price of oil looks to have finally bottomed. Current corporate earnings still seem to be pressured by losses from the Energy complex, but ever- optimistic analysts point to double digit growth in the quarters just ahead. Despite this bullishness, interest rates continue to collapse. The ten year US Treasury now yields less than 1.5% as global investors view this return as compelling when judged against other developed sovereign debt that offer negative yields. Once again we appear to have arrived at an investment environment where equity dividend yields afford a potential floor to stock prices. With the S&P 500 yielding nearly 50% higher than the 10 year US Treasury; it seems that stock prices may legitimately command higher earnings multiples than conventionally dictated.

After several years of growth outperformance, value styed investments have steadily outpaced growth stocks across all market capitalization segments throughout 2016. Most recently the highly defensive oriented aspects of the market have produced the strongest results. Utilities, REITs and Telecom companies benefited from the investor flight to safety, but do little to elicit enthusiasm for the sustainability of the rally. With the investors increasing coalescing behind the “lower for longer” premise we anticipate that the S&P 500 has the potential to clear the 2,100 hurdle in the coming months. If this is to transpire, it is likely that more economically sensitive firms will propagate the rally, not defensive, bond surrogates. Given that our strategies have exposure to most broad themes, excluding Energy, we are confident that shifts in leadership, should they occur gradually, could be effectively navigated by our portfolio. We remain confident that our tactical responsive approach to equity management is well suited to an environment of disparate, uncorrelated constituent returns. Furthermore, we continue to believe that equities provide a compelling case for continued investment when judged against the merits of other broad investment classes.

Sincerely,

Cory Krebs

Chief Operating Officer, Cookson, Peirce & Co., Inc., Sub-Adviser to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4531-NLD-7/21/2016

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	2.31%	17.49%	16.75%
Class A with load	-3.57%	15.19%	15.23%
Class C	1.55%	16.59%	15.87%
Class I	2.61%	N/A	9.75%
S&P 500 Total Return Index(a)	3.99%	11.66%	14.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.52% for Class A, 2.27% for Class C and 1.27% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 22, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	9.8%
Internet	9.4%
Retail	8.6%
Semiconductors	8.6%
Telecommunications	5.2%
Environmental Control	5.1%
Biotechnology	4.9%
Food	4.9%
Healthcare-Products	4.9%
Beverages	4.8%
Other/Cash & Equivalents	33.8%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 12, 2016

Catalyst/EquityCompass Buyback Strategy Fund

Dear Fellow Shareholders,

The Catalyst/EquityCompass Buyback Strategy Fund seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements lead to short-term post-announcement excess returns, and historical studies conclude that a buyback strategy can outperform the S&P 500 TR Index (1) and Russell 3000 TR Index (2) over most time periods. According to our research, since 1996, the buyback strategy only underperformed the S&P 500 TR Index in 1998, 2000, 2007 and 2014. With an inception date of December 31, 2013, the Fund was launched during one of the periods where buybacks have underperformed. We are confident in the long-term prospects of the strategy and Fund, and we believe that the Fund has exposure to the best buyback announcement signals.

Buyback Strategy Performance

NASDAQ BuyBack Achievers Index (DRBX) (3) is designed to capture the performance of U.S. listed companies which have repurchased at least 5% of their outstanding shares during the trailing 12 months. DRBX is a reasonable proxy for buyback strategies.

The buyback strategy outperformed the S&P 500 TR Index during the past 10 years (see Exhibit 1). However, as with almost any strategy, there are periods when the strategy underperforms. This has occurred since 2014 for the buyback strategy, with only a few quarters of outperformance since 2014 (see Exhibit 2). In the past, these periods of underperformance have been followed by longer periods of outperformance.

Exhibit 1: During the past 10 years, companies buying back their own shares have outperformed the S&P 500 TR Index.

Chart demonstrates performance of S&P 500 TR Index (SPXT) versus the NASDAQ Buyback Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Exhibit 2: While buyback strategies have outperformed over the long-run, they underperformed since 2014, with only a few quarters of outperformance.

Chart demonstrates performance of S&P 500 TR Index (SPXT) versus the NASDAQ Buyback Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Fund Investment Strategy

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Our quantitative models identify the companies in the Russell 3000 with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fund Performance

Similar to other buyback strategies, the Catalyst/EquityCompass Buyback Strategy Fund has underperformed the S&P 500 TR Index and Russell 3000 TR Index for the fiscal year period and the since inception period, both corresponding to periods of underperformance for buyback strategies (see Exhibit 3).

Exhibit 3: Similar to other buyback strategies, the Catalyst/EquityCompass Buyback Strategy Fund has underperformed its benchmarks during the trailing year and since 2014 (inception).

	1 Year	Since Inception
	(06/30/15 - 06/30/16)	(12/31/13 – 06/30/16)[4]
Class A	-1.60%	-0.23%
Class A with Sales Charge	-7.14%	-2.57%
Class C	-2.24%	-0.94%
Class I	-1.27%	0.06%
S&P 500 Total Return Index	3.99%	7.46%
Russell 3000 Total Return Index	2.14%	6.56%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Performance Attribution

For fiscal year 2016, the Industrials sector contributed most to Fund performance while the Consumer Discretionary sector detracted the most from Fund performance. The Fund’s exposure to small-cap stocks contributed to underperformance, although the performance of the small-cap stocks held by the Fund was significantly higher than the small-cap benchmarks as a result of selection (i.e., unfavorable exposure but good stock selection within that exposure).

Summary

We believe that the Fund is currently positioned in the best buyback signals, the types of signals that have historically contributed to the long-term outperformance of the strategy. We are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(3)	The NASDAQ BuyBack Achievers Index is a modified market capitalization weighted index designed to capture the performance of U.S. listed companies which have repurchased at least 5% of their outstanding shares for the trailing 12 months. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the Index.

(4)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4434-NLD-7/12/2016

Catalyst/Equity Compass Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-1.60%	0.23%
Class A with load	-7.14%	-2.57%
Class C	-2.24%	-0.94%
Class I	-1.27%	0.06%
Russell 3000 Total Return(a)	2.14%	6.56%
S&P 500 Total Return Index(b)	3.99%	7.46%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.92% for Class A, 2.67% for Class C and 1.67% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an Index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	13.6%
Banks	13.3%
Pharmaceuticals	6.8%
Semiconductors	6.8%
Oil & Gas Services	6.3%
Insurance	5.7%
Airlines	5.6%
Building Materials	3.8%
Apparel	3.6%
Commercial Services	3.6%
Other/Cash & Equivalents	30.9%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/Groesbeck Growth of Income Fund

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2016.

		Since Inception
	Twelve Months Ended 06/30/16(2)	12/30/09(2)
Class A without sales charge	-9.38%	8.14%
Class A with sales charge	-14.58%	7.16%
Class C	-10.11%	7.28%
S&P 500 Total Return Index(1)	3.99%	12.40%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Although the U.S. economy and economies abroad have shown very little, if any, growth over the past year, the S&P 500 continued to manage a positive return over the past 12 months. The Fund trailed its benchmark index due to weak relative results during the 1st half of the fund’s fiscal year. A big part of the reason for this was that the stock market was being fueled by a select few large cap momentum stocks which was very much liquidity driven. Since the beginning of 2016, and since the Federal Reserve’s first interest rate increase in over nine years, the stock market has started to go back to its normal ways of rewarding strong stock picking. We believe this is the reason our performance has improved in the back half of the fund’s fiscal year. Our investment strategy is to own high-quality companies with growing earnings and dividends. The average earnings growth for the portfolio over the last twelve months was approximately 7%, and 16% for dividends. We continue to expect that during the next 12 months as we’ve seen in the past 6 months, the stock market will be led by companies with relatively strong earning’s growth as compared to the mostly liquidity-driven market that the Federal Reserve produced as a result of its accommodative stance over the past several years.

During the past year new purchases were: Cisco (CSCO)(3.7%), CVS Health Corp. (CVS)(3.3%), Expeditors Int’l (EXPD)(3.7%), FedEx Corp. (FDX)(3.3%), Honeywell (HON)(4.5%), Johnson Controls (JCI)(3.7%), McKesson Corp. (MCK)(3.7%), MetLife, Inc. (MET)(3.1%), Trinity Industries (TRN)(2.7%), and Whirlpool Corp. (WHR)(3.4%).

Over the past twelve months we sold Apple (AAPL), Baxter Int’l. (BAX), Chevron (CVX), CSX Corp. (CSX), Deere (DE), Digital Realty (DLR), Eaton Corp. (ETN), Factset Research Systems (FDS), Gilead (GILD), Microsoft (MSFT), Praxair (PX), Qualcomm (QCOM), and United Technologies (UTX).

Top 10 Stock Holdings as of 6/30/16
Company (Sector)	% of Total Portfolio
Ventas Inc. (Financial)	6.1%
AbbVie Inc. (Healthcare)	4.4%
Amgen, Inc. (Healthcare)	4.3%
Intercontinental Exchange Inc. (Financial)	3.9%
UnitedHealth Group Inc. (Healthcare)	3.9%
Honeywell International Inc. (Industrial)	3.8%
BlackRock Inc. (Financial)	3.7%
Time Warner (Consumer Discretionary)	3.6%
Prosperity Bancshares Inc. (Financial)	3.6%
VF Corp (Consumer Discretionary)	3.4%

The portfolio’s sector breakdown at June 30, 2016 compared to the S&P 500 was as follows.

Sector	% of Common Stocks	S & P 500%
Financial Services	31.00%	15.70%
Healthcare	23.6	14.7
Industrials	17.9	10.2
Consumer Discretionary	11.6	12.3
Energy	5.1	7.4
Information Technology	3.8	19.8
Materials	3.7	2.8
Consumer Staples	3.3	10.6
Utilities	0	3.6
Telecommunication Services	0	2.9

As has been the case over the past few years, dividend growth has been very strong. The average dividend growth of our year-end holdings that raised their payouts for the calendar years 2010, 2011, 2012, 2013, 2014, and 2015 were 10.5%, 15.8%, 13.3%, 19.1%, 16.1, and 14.4% respectively. These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects.

As a dividend-growth manager, we differentiate ourselves from many other dividend managers because our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend paying stock are strong growth in its long-term earnings and consistent relatively-fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals, i.e. - many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio compare favorably relative to the S&P 500 at June 30, 2016. The 1-year average dividend and earnings growth of our holdings have been 15.6%, and 6.5%. Our portfolio’s 5-year numbers are 17.5% and 13.1%, for dividend and earnings growth, respectively. The S&P 500’s 1-year and 5-year dividend growth are 6.5% and 14.4%, respectively, and its 1-year and 5-year earnings growth are -11.6% and XXX%, respectively. The trailing 12-month P/E for the portfolio is 12.3X, compared to 20.9X for the S&P 500. Our portfolio’s P/E discount relative to the S&P 500’s is currently one of the largest, if not, the largest we have ever seen! In addition, and very importantly, our earnings’ growth has been much stronger than the market’s over the past 12 months, and we expect to continue to compare favorably throughout the next 12 months. Thus, we believe the portfolio is very well positioned to provide competitive future returns, while as our historical numbers show, taking on less risk than the S&P 500.

In conclusion, we expect stock selection will be at a premium as the market seeks companies with solid fundamentals and earnings that are rising faster than overall corporate profits. We believe our portfolio is well positioned with consistent and comparatively strong dividend and earnings growth. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends. Thank you for your investment in our fund.

Sincerely,

Robert P. Groesbeck, CFA

Robert Dainesi

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/30/09. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4528-NLD-7/20/2016

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-9.38%	4.89%	7.13%	8.14%
Class A with load	-14.58%	2.84%	5.87%	7.16%
Class C	-10.11%	4.11%	6.33%	7.28%
Class I	-9.14%	5.16%	7.40%	9.10%
S&P 500 Total Return Index(a)	3.99%	11.66%	12.10%	12.40%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.66% for Class A, 2.41% for Class C and 1.41% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 30, 2009 for Class A, Class C and Benchmark and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Diversified Financial Services	10.9%
Pharmaceuticals	9.0%
Banks	6.9%
Reits	6.1%
Transportation	6.0%
Pipelines	4.4%
Biotechnology	4.3%
Healthcare-Services	3.9%
Electronics	3.8%
Media	3.6%
Other/Cash & Equivalents	41.1%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/Groesbeck Aggressive Growth Fund

Dear Fellow Shareholders,

The Catalyst/Groesbeck Aggressive Growth Fund invests in companies that are growing rapidly. Research findings indicate that companies experiencing rapid earnings growth tend to out-perform the overall stock market. We invest in companies of all market capitalizations, both domestic and foreign-domiciled. Our minimum growth rate target is a 15% annual rate, although most holdings greatly exceed that rate.

The Fund inception date was July 29, 2014. Returns since inception and for the past 6 months through June 30, 2016 as compared to the S&P 500 Total Return (1) were as follows:

	Since Inception	6 Months Ended
	(7/29/14)	06/30/16
Class A without sales charge	-5.23%	-5.05%
Class A with sales charge	-8.11%	-10.52%
Class C	-6.22%	-5.96%
Class I	-5.01%	-4.93%
S&P 500 Total Return	5.60%	3.84%

The Fund’s maximum sales charge for Class A shares in 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher that the performance data quoted. To obtain the most recent month and performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Results over the past 12 months were hampered by weakness in the biomed sector and other pharmaceutical and health care stocks out largest portfolio segment. This more than offset strength in several of our key stocks that are not sensitive to the economy. A number of technology holdings also experienced price weakness, as did the energy sector. In general, most portfolio sectors were hurt by exaggerated investor earnings expectations in a slowing economic environment.

Our strategy is to purchase companies selling at a very reasonable price in relation to their growth rates. In general, we seek to buy at a price-to-earnings growth ratio (PEG ratio) of 1.5 times or less Our average PEG ratio through the most recently reported earnings period was 0.7x, based on the trailing three year earnings per share growth rate. The actual three year EPS growth rate was 25.0%. Our current P/E ratio is 18.0 times.

Top 10 Stock Holdings 6/30/16 (40.5% of Total Assets)
Company	% of Total Portfolio
Ulta	6.6%
O’Reilly Automotive	5.4%
ABBVIE	4.9%
Priceline	3.7%
Tractor Supply	3.6%
NXP Semiconductors	3.5%
Cognizant Tech	3.4%
Dave & Busters	3.2%
Allergan	3.2%
Express Scripts	3.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

Since we strive for consistent sales and earnings growth, our portfolio weightings are largest in consumer discretionary, healthcare and information technology, as these are experiencing above-average growth trends.

Sector Allocation
	Portfolio	S & P 500
Healthcare	28%	15%
Information Technology	18%	20%
Consumer Discretionary	33%	12%
Industrials	12%	10%
Energy	6%	7%
Financials	3%	16%
Others	0%	20%
Total	100%	100%

We believe the Fund is positioned for continued strong earnings growth trends. We are confident that our approach to growth stock investing will lead to superior long-term returns. As always, we continue to monitor earnings trends to seek out new opportunities as they present themselves.

We are happy that you share our enthusiasm for growth stock investing.

Sincerely,

Robert P. Groesbeck, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Groesbeck Aggressive Growth Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

4530-NLD-7/20/2016

Catalyst/Groesbeck Aggressive Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-14.91%	-5.23%
Class A with load	-19.82%	-8.11%
Class C	-15.97%	-6.22%
Class I	-14.69%	-5.01%
S&P 500 Total Return Index(a)	3.99%	5.60%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 8.03% for Class A, 8.78% for Class C and 7.78% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	21.9%
Pharmaceuticals	16.3%
Internet	10.9%
Semiconductors	7.3%
Commercial Services	5.6%
Healthcare-Services	5.6%
Oil & Gas	4.9%
Computers	3.4%
Transportation	3.1%
Aerospace/Defense	3.0%
Other/Cash & Equivalents	18.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/Lyons Hedged Premium Return Fund

Dear Fellow Shareholders,

The Catalyst/Lyons Hedged Premium Return Fund (the “Fund) (CLPAX, CLPCX & CLPFX) completed two and a half years of operations on June 30, 2016. After a highly successful inaugural 1 ½ years of operations, the fiscal year ending June 30, 2016 proved to be a trying period for the Fund, impacted by a mix of sector effects and idiosyncratic stock events.

The Fund’s total returns for the fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the S&P 500 Total Return Index1 were as follows:

	Year Ended	Since Inception
	(6/30/16)	(12/31/13)[2]
Class A without sales charge	-17.03%	0.38%
Class A with sales charge	-21.81%	-1.98%
Class C	-17.70%	-0.42%
Class I (Inception Date - 6/6/2014)	-16.90%	-2.46%
S&P 500 Total Return Index[1]	3.99%	7.46%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund experienced headwinds first from divergence between large and mid-cap equities. The Fund’s investable equity universe consists of both mid and large cap stocks based on a $3 Billion minimum market capitalization. Our portfolio was weighted more heavily in large cap in 2014, a year in which large cap generated higher returns than mid-size stocks. This performance theme led our model to identify a greater number of value opportunities in the mid cap space as we entered 2015 and continuing throughout the year. As a result, we incrementally shifted the portfolio to a greater weight in mid cap each quarter in 2015, comprising 70% of assets by the 4th quarter. This bore consequential results in the first half of fiscal year 2016. The mid cap segment’s underperformance relative to large cap—the S&P MidCap 400 trailed the S&P 500 by over 4% in Q4—caused overall portfolio weakness relative to its S&P 500 benchmark.

This theme adversely impacted the effectiveness of the Fund’s hedging program, primarily constructed using S&P 500 index options during this time. The hedge is less effective at reducing downside exposure and buffering portfolio losses when divergence of this nature occurs between large cap indices and the portfolio’s size exposure.

Further pressure on Fund performance in the 4th quarter of 2015 came from individual stocks. GameStop Corp. (GME, 0.0%3), Fossil Group Inc. (FOSL, 0.0%3) and Maximus Inc. (MMS, 0.0%3) experienced considerable declines, particularly in the month of November, on earnings misses and lowered guidance, resulting in a negative monthly return for the Fund while both the S&P 500 and S&P MidCap 400 were positive. Stock effects continued into the early weeks of 2016, as additional downward pressure came from Goodyear Tire & Rubber (GT, 0.0%3) and Skyworks Solutions (SWKS, 0.0%3). To more expeditiously exit these positions that meaningfully weighed on performance throughout Q4 and early in 2016, we rebalanced the Fund in January a week earlier than our normal process of rebalancing when we roll the hedge during options expiration week.

Fund performance was much more favorable during the remainder of Q1 2016, as selections in three of the four heaviest-weighted sectors beat their respective sector averages. The Michaels Companies (MIK, 3.4%), Genuine Parts Co. (GPC, 3.7%), Rockwell Automation (ROK, 3.5%) and Scripps Networks Interactive (SNI, 3.4%) were the portfolio’s best performers. The portfolio’s worst-performing sectors were among its smallest weights, reducing the negative impact of decliners. Additionally, the portfolio benefitted from a refreshing tailwind to the value investing discipline as well as outperformance from mid cap equities across the broad market. Despite the improved performance of the Q1 portfolio, the Fund trailed its benchmark during the quarter, attributed entirely to carryover effects of the Q4 portfolio before the January 12 rebalance.

The 2nd quarter of 2016 brought another round of cyclical sector headwinds, most notably airlines and oil refiners. Delta Air Lines (2.7% of Fund assets as of 6/30/16), Alaska Air Group (2.4%), and United Continental Holdings (2.3%) were the Fund’s worst-performing stocks in the quarter. The Fund’s lone energy stock—Valero Energy (VLO, 2.9%)—was a constant drag on the portfolio throughout the quarter, as refining margins get squeezed despite rebounding oil prices. The best performers were Huntington Ingalls Industries (4.2%) and Gartner Inc. (4.1%).

To potentially reduce downside volatility, the Fund engages in portfolio hedging utilizing options and has the flexibility to construct a wide array of option trade structures. We may buy and sell options on portfolio stocks, sectors or industries of meaningful concentration, market indexes, or any combination thereof. During the fiscal year ended June 30, 2016, we have determined that index put options have been more efficient than baskets of put options on individual stocks or sectors, and have been purchasing short-term index put options or spreads on index options with expiration dates that are typically 1-2 months from purchase. We have allocated up to 4% of AUM toward hedging expenses in the fiscal year ended June 30, 2016. We are currently transitioning our options trading to a different broker-dealer, which will allow for more efficient and favorable hedge strategies, allowing us to enhance the value for our shareholders.

As of June 30, 2016, the Fund’s portfolio was allocated as follows (unaudited):

Sector	% of Assets
Information Technology	27.5%
Industrials	25.3%
Consumer Discretionary	20.1%
Health Care	16.0%
Financials	3.3%
Materials	3.0%
Energy	2.9%
Cash	1.5%
Options	0.4%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016 and are subject to change.

As of June 30, 2016, the Fund’s top five holdings as a percentage of fund assets were as follows (unaudited):

Company	Weight
F5 Networks, Inc.	4.2%
Huntington Ingalls Industries	4.1%
Gartner Inc.	3.9%
Jack Henry & Associates, Inc.	3.7%
Genuine Parts Company	3.7%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

The Catalyst/Lyons Hedged Premium Return Fund offers investors the potential to outperform the market with reduced volatility and downside risk over time. Our approach is to invest in high quality companies at discounted prices, and use options to reduce portfolio fluctuations and losses attributed to market volatility. The companies we seek to own possess strong balance sheets, generate high levels of cash flow and rates of internal return, and exhibit potential for strong earnings growth over time. Our approach, like any stylistic investment approach, is subject to periods of cyclical disfavor by markets, and as a concentrated portfolio of 30 stocks we are occasionally impacted both favorably and unfavorably by outlier moves in individual holdings. Value investing is a long-term commitment that has shown to deliver strong returns and outperformance over time. We will continue to maintain diligence in our approach to finding high-performing companies at what we believe are reasonable prices. We are committed to our vision for the Fund and are pleased that you have decided to invest with us.

Sincerely,

Matthew N. Ferratusco, CIPM

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Hedged Premium Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	GameStop Corp. (GME), Fossil Group Inc. (FOSL), Maximus Inc. (MMS), Goodyear Tire & Rubber (GT) and Skyworks Solutions (SWKS) were sold prior to the end of fiscal year 2016, and therefore have a 0.00% portfolio weight as of 6/30/16 as shown.

4541-NLD-7/21/2016

Catalyst/Lyons Hedged Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-17.03%	0.38%
Class A with load	-21.81%	-1.98%
Class C	-17.70%	-0.42%
Class I	-16.90%	-2.46%
S&P 500 Total Return Index(a)	3.99%	7.46%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.42% for Class A, 3.17% for Class C and 2.17% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Commercial Services	10.6%
Retail	10.2%
Biotechnology	9.3%
Internet	7.6%
Airlines	7.5%
Transportation	7.0%
Computers	6.4%
Shipbuilding	4.2%
Software	3.7%
Electronics	3.6%
Other/Cash & Equivalents	29.9%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/Lyons Tactical Allocation Fund

Dear Fellow Shareholders,

The Catalyst/Lyons Tactical Allocation Fund (the “Fund”) (CLTAX, CLTCX & CLTIX) realized several notable achievements in the fiscal year ending June 30, 2016. This eventful fourth year of operations began with a rapid market correction that resulted in a successful test of our tactical risk management process, and more recently delivered the Fund’s first performance award.

In December 2015, the Fund was recognized by Thomson Reuters Lipper as Best Flexible Portfolio Fund for the three years ending November 30, 2015. The Fund’s subadvisor, Lyons Wealth Management, accepted a 2016 Lipper Fund Award for this recognition. The award is based on Consistent Return among 133 peers in the Flexible Portfolio category. We feel this award is a testament to our investment philosophy and tactical approach.

The Fund’s total returns for the fiscal year ended 06/30/16 and for the period since inception through 06/30/16 as compared to the S&P 500 Total Return Index1 were as follows:

	Year Ended	Since Inception
	(6/30/16)	(7/02/12)[2]
Class A without sales charge	-1.04%	12.22%
Class A with sales charge	-6.73%	10.57%
Class C	-1.82%	11.40%
Class I (Inception Date - 6/6/14)	-0.79%	1.80%
S&P 500 Total Return Index[1]	3.99%	13.78%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund underperformed the S&P 500 Total Return Index for the year ended June 30, 2016, as shown in the table above. During this time we remained 100% invested in equities. Since inception, the Fund is slightly trailing the S&P 500 Total Return Index, up 12.22% annually compared to 13.78% for the Index.

The first three quarters of fiscal year 2016 yielded solid outperformance arising from our tactical model’s ability to insulate against harsh market volatility. The market correction in August-September 2015 led many tactical funds to cut their equity exposure and sit in cash on the sidelines. Our model, however, signaled that market risk had not yet reached the more extreme levels that we believe warrant a defensive position. We remained fully invested in our stock portfolio during the correction, and thereby benefitted from the October-November rally that more than recovered the late summer losses. By the end of March 2016 we had achieved nearly 1% excess return against the S&P 500 over the preceding nine months, and nearly 3% over our nearest competitor tactical fund.

The 2nd quarter of 2016 was less favorable. The Fund faced cyclical headwinds in the energy and business services sectors that weighed on performance. Oil refiners in particular were a constant drag on the portfolio throughout the quarter, as their refining margins get squeezed despite rebounding oil prices. This trend resulted in a large decline for

Valero Energy (VLO, 3.31% of Fund assets as of 6/30/16). Business services companies faced a series of disappointing and sluggish labor market data at various intervals during the quarter, resulting in large declines for Manpower Group (MAN, 3.24%) and Robert Half International (RHI, 3.1%3). These 3 stocks were the Fund’s worst performers in Q2.

Domestic monetary policy drove several macro themes throughout the fiscal year that also influenced Fund performance to varying degrees. The market spent the better part of 2015 awaiting policy normalization by the Federal Reserve. The Fed’s deferred action translated to prolonged market anticipation, in turn prompting a broad and sustained shift out of dividend-paying stocks and value stocks in favor of growth-oriented names. While this effect was muted in Q3 2015 in light of the volatile correction and recovery, it had an adverse effect on Fund performance in Q4. The tide turned in our favor to start 2016 and this effect mostly persisted in Q2, though having a lesser effect in light of recent sector headwinds.

Huntington Ingalls Industries (HII, 0.00%4), Scripps Networks Interactive, (SNI, 3.9%), and Microsoft Corp. (MSFT, 0.00%4) were among the Fund’s best performing stocks during the course of fiscal year 2016. HII, a naval shipbuilding company, gained appreciably during the Fund’s holding period consisting of Q4 2015 and Q1 2016. SNI, a media conglomerate known for its lifestyle networks including Food Network, Travel Channel and HGTV, gained appreciably from 10/1/2015 – 6/30/2016, and remains a current portfolio holding entering the 3rd quarter of 2016. MSFT generated a similar gain over the 3 quarters owned from Q3 2015-Q1 2016.

Our proprietary risk gauge, the Quantitative Risk Indicator (QRI), has remained positive since inception, and sustained this signal throughout fiscal year 2016. Accordingly, the Fund has remained 100% invested in our equity portfolio. Our systematic process is to evaluate the QRI monthly to determine whether to maintain our equity portfolio or shift defensively to U.S. Treasuries. While maintaining our equity allocation, we systematically rebalance our portfolio each quarter based on our stock selection model. We continue to run our tactical allocation and stock selection models according to our disciplined, systematic processes.

As of June 30, 2016, the Fund’s portfolio was allocated as follows (unaudited):

Sector	% of Assets
Industrials	28.6%
Information Technology	20.6%
Consumer Discretionary	19.6%
Health Care	7.6%
Energy	7.0%
Consumer Staples	4.4%
Materials	4.3%
Telecommunications	4.3%
Cash	3.6%[3]

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016 and are subject to change.

As of June 30, 2016, the Fund’s top five holdings as a percentage of market value were as follows (unaudited):

Company	Weight
Texas Instruments, Inc.	4.5%
Mead Johnson Nutrition Co. Cl A	4.4%
Linear Technology Corp.	4.3%
Avery Dennison Corp.	4.3%
Cummins Inc.	4.3%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

The Catalyst/Lyons Tactical Allocation Fund offers investors the potential to outperform the market by combining value-based equity investing with quantitative downside protection during significant market drawdowns. Our approach is to invest in high quality companies at discounted prices, and seek the safety of U.S. Treasuries when equity markets become extremely risky. The companies we seek to own possess strong balance sheets, generate high levels of cash flow and rates of internal return, and exhibit potential for strong earnings growth over time. Our approach, like any stylistic investment approach, is subject to periods of cyclical disfavor by markets, and as a concentrated portfolio of 25 stocks we are occasionally impacted both favorably and unfavorably by outlier moves in individual holdings. Despite the effects of the most recent quarter, we are pleased with Fund performance. Value investing is a long-term commitment; combined with the risk management of the QRI, we feel confident in our ability to offer investors the potential for excess returns and reduced risk of extreme portfolio losses that can wipe out years of compounded investment gains. We will continue to maintain diligence in our approach to finding high-performing companies at what we believe are reasonable prices. We are committed to our vision for the Fund and are pleased that you have decided to invest with us.

Sincerely,

Matthew N. Ferratusco, CIPM

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	The portfolio weight shown for Robert Half International (RHI) is as of 6/29/16. The stock position was liquidated a day prior to the end of the month, in advance of the quarterly rebalance, in order to raise Fund cash levels to the manager’s minimum requirements.

[4]	Huntington Ingalls Industries (HII) and Microsoft Corp. (MSFT) were sold prior to the end of fiscal year 2016, and therefore have a 0.00% portfolio weight as of 6/30/16 as shown.

Lipper Fund Classification Awards

The currency for the calculation corresponds to the currency of the country for which the awards are calculated and relies on monthly data. Classification averages are calculated with all eligible share classes for each eligible classification. The calculation periods extend over 36, 60, and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five, or 10 years. For a detailed explanation, please review the Lipper Leaders methodology document on www.lipperalpha.financial.thomsonreuters.com.

Fund classification awards are given to the company that has the day-to-day responsibility of investing and monitoring the assets under management within the fund’s portfolio in order to achieve the investment objectives of the fund. This company is also referred to as a portfolio management company or investment advisor. The award goes to the fund management company in case that no such company has been appointed or several such companies share the task.

US local classifications are used in the United States, rather than Lipper Global classifications. Only one share class (the one with the best Lipper Leader score) is used for each portfolio in determining asset class and overall awards. The calculation periods end at November-end of the respective evaluation year.

4544-NLD-7/22/2016

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-1.04%	8.81%	12.22%
Class A with load	-6.73%	6.68%	10.57%
Class C	-1.82%	8.02%	11.40%
Class I	-0.79%	N/A	1.80%
S&P 500 Total Return Index(a)	3.99%	11.66%	13.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.73% for Class A, 2.48% for Class C, and 1.48% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Transportation	12.7%
Retail	11.7%
Semiconductors	8.9%
Machinery-Diversified	8.5%
Pharmaceuticals	8.4%
Computers	7.7%
Commercial Services	7.4%
Oil & Gas	7.0%
Househould Products/Wares	4.3%
Aerospace/Defense	4.3%
Other/Cash & Equivalents	19.1%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/MAP Global Capital Appreciation Fund

Dear Fellow Shareholders:

The Catalyst/MAP Global Capital Appreciation Fund’s (the “Fund”) total returns for the periods since inception through 06/30/16 as compared to the MSCI All Country World Stock Index (1) were as follows:

Fund vs Index Performance	Fiscal Year Ended 6/30/16	Since Inception 7/29/2011[2]
Class A without sales charge	1.28%	7.14%
Class A with sales charge	-4.56%	5.86%
Class C	0.54%	6.34%
MSCI All Country World Stock Index[1]	-3.17%	6.40%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

As of June 30, 2016, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 10 Holdings	% of Total Assets
Campbell Soup Co	4.2%
Novartis AG-ADR	3.6%
Wendys Company (The)	3.4%
Johnson & Johnson	3.4%
Swedish Match AB	3.3%
Nestle - ADR	3.2%
Snyders-Lance Inc	3.2%
Orange - ADR	3.2%
JSE LTD	3.1%
Tetra Tech Inc	3.1%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2016 the portfolio was allocated in the following fashion.

Sector Allocation	% of Portfolio
Consumer Staples	31.2%
Information Technology	16.4%
Consumer Disc.	13.5%
Health Care	10.6%
Telecom	6.3%
Industrials	5.7%
Financials	5.4%
Energy	5.3%
Utilities	2.3%
Materials	1.9%
Others	1.4%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2016.

Historically, the U.S. economy grows 4 – 5% exiting a recession. Since the third quarter of 2009, the U.S. economy has averaged less than 2.3% annual growth, making it the most anemic economic recovery in the country’s history. Globally, economic growth remains challenged. The anemic economic growth has forced Central Banks around the world to take unprecedented actions, which have pushed interest rates to historically low levels. In fact, over one third of the world is currently experiencing negative interest rates. The entire concept of negative rates defies logic and financial reason. We believe Central Bankers have created a bubble in the bond market, similar to that which occurred with the dot coms in the late 1990s and in real estate in the mid-2000s.

Although equity valuations remain toward the higher end of historic norms, we believe equities represent an attractive risk/reward proposition versus bonds. Given our projections for sluggish economic growth, we remain overweight consumer staples (foods, beverages, tobacco); as such sectors do not need a robust economy to perform well. Conversely, we are underweight many of the economically sensitive sectors (materials, industrials, financials) as these sectors usually perform better in periods of more robust growth. Most recently, investors were focusing on Greece as their financial “tragedy” continues to unfold. We believe this matter is just as much political as it is financial at this juncture. There will likely be some sort of compromise that will keep Greece in the Eurozone for now, as politicians continue to “kick the can down the road.” The fact remains, however, that Greece is grappling with an insurmountable about of debt and that some sort of restricting will eventually need to take place.

As the fiscal year was coming to a close, the citizens of Britain voted to leave the European Union, commonly referred to as ‘Brexit’. We believe this process will take years to play out, creating uncertainty along the way. We believe UK-based firms that derive a sizable portion of their revenues should benefit from the weaker pound. We remain significantly underweight the emerging markets (EM). We believe China will continue to devalue their currency, which in turn will pressure other EM currencies. As such, our EM exposure is well below benchmark as well as our historic norms. Once we have confidence in the EM currencies, we will increase our exposure to those markets; in the interim, however, our U.S. weighting remains above targeted levels.

Given our forecasts for continued sluggish economic growth, we believe that a focused portfolio of global – value stocks offers the best risk/reward characteristics vis-a-via other investments. Our decades of investment experience have taught us that the best values are rarely found on the surface; rather, they are discovered through exhausting research and careful analysis of financial statements and valuation metrics. It is also important to have the courage to go against the crowd at times. We continue searching for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before investing clients’ capital.

Rest assured that we work diligently every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Capital Appreciation Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4537-NLD-7/21/2016

Catalyst/MAP Global Capital Appreciation Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	1.28%	7.18%	7.14%
Class A with load	-4.56%	5.10%	5.86%
Class C	0.54%	6.39%	6.34%
Class I	1.56%	N/A	-0.60%
MSCI All Country World Stock Index(a)	-3.17%	6.60%	6.40%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.65% for Class A, 2.40% for Class C, and 1.40% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Food	15.2%
Pharmaceuticals	10.0%
Telecommunications	8.3%
Agriculture	7.3%
Beverages	6.3%
Retail	6.0%
Oil & Gas	5.0%
Internet	3.9%
Media	3.1%
Diversified Financial Services	3.1%
Other/Cash & Equivalents	31.8%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/MAP Global Total Return Income Fund

Dear Fellow Shareholders:

The Catalyst/MAP Global Total Return Income Fund’s (the “Fund”) total returns for the periods since inception through 06/30/16 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Fiscal Year Ended 6/30/16	Since Inception 7/29/2011[2]
Class A without sales charge	1.00%	5.68%
Class A with sales charge	-4.80%	4.42%
Class C	0.16%	4.88%
50% MSCI AWCI/50% ML A-AAA 1-3yr US Corp.	-0.80%	3.76%
MSCI All Country World Stock Index[1]	-3.17%	6.40%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com .

As of June 30, 2016, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Assets
Cash	5.2%
Wendys Company (The)	3.6%
Sprint Nextel 6.000% 12/16	3.1%
Orange - ADR	2.8%
Novartis AG-ADR	2.7%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2016 the portfolio was allocated in the following fashion.

Sector Allocation	% of Portfolio
Consumer Staples	18.4%
Consumer Disc.	15.8%
Financials	12.3%
Materials	11.8%
Telecom	8.1%
Information Technology	7.9%
Healthcare	7.3%
Industrial	6.7%
Energy	6.0%
Cash and Funds	5.7%
Total	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2016.

Historically, the U.S. economy grows 4 – 5% exiting a recession. Since the third quarter of 2009, the U.S. economy has averaged less than 2.3% annual growth, making it the most anemic economic recovery in the country’s history. Globally, economic growth remains challenged. The anemic economic growth has forced Central Banks around the world to take unprecedented actions, which have pushed interest rates to historically low levels. In fact, over one third of the world is currently experiencing negative interest rates.

The entire concept of negative rates defies logic and financial reason. We believe Central Bankers have created a bubble in the bond market, similar to that which occurred with the dot coms in the late 1990s and in real estate in the mid-2000s.

Although equity valuations remain toward the higher end of historic norms, we believe equities represent an attractive risk/reward proposition versus bonds. Given our projections for sluggish economic growth, we remain overweight consumer staples (foods, beverages, tobacco); as such sectors do not need a robust economy to perform well. Conversely, we are underweight many of the economically sensitive sectors (materials, industrials, financials) as these sectors usually perform better in periods of more robust growth.

For the Global Total Return Income Fund, we continue to keep our fixed income maturities relatively short (with a weighted average maturity of about one year). Although, we believe the Fed, along with other Central Banks, will maintain their accommodative stance, we do not believe now is the time to have longer dated maturities in the portfolios.

During the year, we added names such as Diageo, Marston’s, C&C Group, and Micron Tech, as we believe they represent an attractive value proposition. During the year we sold Orkla, Suez Environment, Ingredion, and Molson Coors as the shares appreciated to the point where valuations were becoming too rich for our liking. Telecommunications Systems was also sold, as the company was acquired. GDF Suez and Royal Dutch were sold, as fundamentals deteriorated.

As the fiscal year was coming to a close, the citizens of Britain voted to leave the European Union, commonly referred to as ‘Brexit’. We believe this process will take years to play out, creating uncertainty along the way. We believe UK-based firms that derive a sizable portion of their revenues should benefit from the weaker pound.

We remain significantly underweight the emerging markets (EM). We believe China will continue to devalue their currency, which in turn will pressure other EM currencies. As such, our EM exposure is well below benchmark as well as our historic norms. Once we have confidence in the EM currencies, we will increase our exposure to those markets; in the interim, however, our U.S. weighting remains above targeted levels.

Given our forecasts for continued sluggish economic growth, we believe that a focused portfolio of global – value stocks offers the best risk/reward characteristics vis-a-via other investments. Our decades of investment experience have taught us that the best values are rarely found on the surface; rather, they are discovered through exhausting research and careful analysis of financial statements and valuation metrics. It is also important to have the courage to go against the crowd at times. We continue searching for new investment ideas, anywhere they may appear; however, we will always carefully weigh the risks as well as the rewards before investing clients’ capital.

Rest assured that we work diligently every day in an attempt to generate the best risk adjusted returns possible.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Total Return Income Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4538-NLD-7/21/2016

Catalyst/MAP Global Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	1.00%	5.07%	5.68%
Class A with load	-4.80%	3.03%	4.42%
Class C	0.16%	4.30%	4.88%
Class I	1.17%	N/A	0.69%
MSCI All Country World Stock Index Net(a)	-3.17%	6.60%	6.40%
Blended Index(b)	-0.80%	3.92%	3.76%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.77% for Class A, 2.52% for Class C, and 1.52% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The“MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The “Blended Index” is made up of two indices; Merrill Lynch U.S. Corporate & Government 1-3 Yrs, and MSCI AC World Index. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Diversified Financial Services	10.5%
Telecommunications	10.2%
Retail	9.7%
Pharmaceuticals	7.2%
Beverages	6.6%
Mining	5.9%
Food	5.7%
Oil & Gas	5.3%
Agriculture	5.1%
Computers	3.0%
Other/Cash & Equivalents	30.8%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/Millburn Hedge Strategy Fund

Dear Fellow Shareholders,

The Catalyst/Millburn Hedge Strategy Fund (“The Fund”) registered a solid gain from its inception on December 29, 2015 through June 30, 2016. Profits from long interest rate futures positions accounted for the vast majority of the gains. Trading of currency forwards and stock index futures were also profitable. Long ETF positions added to the gain. Trading of commodity futures was fractionally profitable as gains from trading grains outpaced the losses from trading metals and soft commodities, while energy trading was nearly flat.

The Fund’s total returns for the trailing year and for the period since inception through 1/1/1997 compared to the S&P 500 Total Return Index and ML 3 Month T-Bill Index were as follows:

	2016 YTD	Fiscal Period	Since	Since
	(6/30/2016)	Ended	Inception(3)	Inception(3)
		(6/30/2016)	(12/28/2015)	(1/1/1997)
Class A	14.83%	n/a	14.00%	n/a
Class A with Sales Charge	8.24%	n/a	7.43%	n/a
Class C	14.34%	n/a	13.52%	n/a
Class I	14.91%	19.32%	14.08%	11.55%
S&P 500 Total Return Index (1)	3.84%	6.17%	3.23%	3.31%
ML 3 Month T-Bill Index (2)	0.15%	0.19%	0.16%	0.42%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

December 29, 2015 through the First Quarter 2016 Commentary-

During a quarter of extreme market volatility, the Fund registered strong performance led by gains on long interest rate futures positions. Trading of foreign exchange forwards and equity futures was also profitable. Meanwhile, commodity futures were nearly flat as a fractional gain from trading energy futures was largely offset by small losses from trading metal and agricultural futures. Finally, long ETF positions were fractionally unprofitable as losses on U.S. equity focused ETF’s out distanced the gains from emerging market, Asian and U.S. REIT ETF’s.

Concerns about global growth that IMF Head Lagarde described as “…too low, too fragile and facing increased risks to its durability…”, combined with doubts about policy makers’ competence and capabilities, generated strong demand for government securities for most of the quarter. The demand for this debt was underpinned when the Bank of Japan moved official interest rates into negative territory at the end of January; when the Bank of England delayed any potential rate increase; when the ECB and PBOC eased policy in March; and when a speech by Fed Chairman Yellen squashed expectations for a near term Federal reserve (the “Fed”) interest rate increase. Consequently, long positions in US, German, French, Italian, British, Japanese, Australian and Canadian notes and bonds were profitable. Long positions in short term dollar and sterling interest rate futures were also profitable.

Equity markets were particularly volatile during the first quarter of 2016, tracing out a classic V-shaped path. The tumultuous first half of the period saw many equity indices plumbing multiyear lows before rebounding impressively over the second half. Early on, weak economic data out of China and concerns about official policy decisions generated a renewed rout in Chinese equities and the yuan. These events, combined with a further collapse in energy prices; worries that Fed interest rate increases and a stronger dollar might impede global growth; and a halt in corporate profit growth, produced a broad, sharp equity selloff. Later, as energy prices rebounded, as the ECB, PBOC and Fed displayed easier policy tendencies, as the U.S. dollar eased and as growth concerns moderated, equity prices recovered. On balance, short positions in Chinese, Hong Kong, Korean, Japanese, Singaporean, Indian, and Spanish futures were profitable. Trading of U.S. and Canadian stock index futures also posted gains. On the other hand, short positions in Dutch and South African futures, a long U.K stock futures position, and trading of the European stoxx future resulted is somewhat offsetting losses.

Foreign exchange trading was also volatile. At the beginning of the year, given the search for safety, declining oil prices and the Federal Reserve’s “relatively hawkish” policy position, the U.S. dollar strengthened. Thus, during January and February, long dollar trades versus the pound sterling, Canadian dollar, Korean won, Russian Ruble and Mexican peso were profitable. The pound fell precipitously when the possibility of Britain’s exit from the EU became more likely and Boris Johnson, the mayor of London, endorsed the move. As the quarter unfolded, however, the PBOC aggressively implemented measures to support the yuan; the G-20 Shanghai Communique in late February signaled a strong stance against currency competition that took some steam out of the dollar; and the likelihood of a near term increase in interest rates by the Federal Reserve diminished, prompting a U.S. dollar decline, especially against emerging market currencies where interest rates tend to be higher. A stabilization of commodity prices also helped the commodity producing countries. A series of events abroad further encouraged the dollar slippage: Mexico’s surprise February 50 basis point hike in official interest rates; the increasing likelihood of an ouster of President Dilma Rousseff in Brazil; an increase in official rates in South Africa; and rising oil prices and high interest rates supporting the Russian ruble. Consequently, short dollar positions against the currencies of Australia, Brazil, Canada, Columbia, India, Israel, Mexico, New Zealand, Russia, South Africa, and Turkey were profitable. On the other hand, long dollar trades versus the euro, yen, Swiss franc, Swedish krona, Norwegian kroner, Czech koruna, Polish zloty and Chilean peso were unprofitable.

With the International Energy Agency suggesting that the “…world could drown in [oil] oversupply…” ; with crude oil production at or near recent record levels in many countries—e.g. Saudi Arabia, Russia, the U.S., Iraq; with Iranian exports ramping up; and with global demand still sluggish, crude prices slumped below $30 per barrel in January. Short positions in Brent crude, WTI crude, RBOB gasoline, London gas oil, heating oil and natural gas were profitable. Subsequently, reports that Saudi Arabia, Russia and a number of other producers were discussing plans for a production freeze and would meet in Doha in April sparked an oil price rebound. Indeed, oil prices reached a three month high above $40 per barrel on March 18. Consequently, losses were suffered on these same short crude oil, crude products and natural gas trades, and positions were reduced and/or reversed. Overall, energy trading was fractionally profitable for the quarter due to gains from WTI crude, London gas oil, heating oil and natural gas.

Industrial metal prices vacillated during the period but did move up somewhat in sympathy with energy prices, and short positions in industrial metals were unprofitable. Safe haven demand pushed up gold prices, especially in February, and a small long trade was fractionally profitable, providing a partial offset.

Trading of sugar was unprofitable, as was a long cocoa trade in January, and a short Arabica coffee position in March. The profits from short corn and wheat trades basically offset the losses from trading soybeans.

Second Quarter Commentary-

The Fund was profitable during the second quarter with gains from long interest rate futures positions again leading the way. Long positions in U.S. focused equity ETF’s were profitable, as was the trading of equity futures. Trading of foreign exchange forwards added fractionally to the gain. Meanwhile, trading of commodity futures was nearly flat as losses from the energy and metals sectors largely offset the profits from trading grain and soft commodity futures.

Long positions in U.S., German, French, British, Canadian and Australian interest rate futures were profitable, particularly after the surprise U.K. “leave vote” on Brexit produced a flight to safety and an expectation that easier monetary policy would be forthcoming rather broadly going forward. The weak June employment report in the U.S. that prompted another delay in the Fed’s rate rise program had underpinned the prices of note, bond and short term interest rate futures earlier. The fact that growth and inflation have failed to accelerate convincingly, and that the World Bank, IMF and OECD among others have lowered their global growth projections also supported fixed income prices.

Currency trading was particularly volatile as the dollar was buffeted to and fro during the quarter. The U.S. currency would strengthen whenever Federal Reserve Governors hinted that a rate increase was possible, such as in late April-early May and in late May-early June, but fall when those expectations faded. For example, after an extraordinarily weak U.S. June jobs report, such hopes were put on hold and the dollar weakened. Then, when Fed Chair Yellen cited real concerns that the “temporary headwinds” that had blunted the Fed’s rate rise program might actually reflect Larry Summer’s “secular stagnation” rather than just passing concerns, the U.S. unit softened further. However, following the surprise decision of the British electorate to leave the EU, a flight to safety and quality prompted an upward U-turn for the dollar. Overall, long U.S. dollar trades against the pound sterling and Swiss franc, and short dollar trades relative to the Brazilian real, New Zealand dollar and South African rand were profitable. On the other hand, Short U.S. dollar trades versus the Australian, Israeli, Mexican, Polish and Swedish currencies produced losses. Trading the euro against the dollar, Polish zloty and Turkish lira was also unprofitable.

Trading of equity futures was fractionally profitable after a volatile quarter. Following a strong rebound from the February lows, equity trading was unsettled periodically by currency turmoil, the uncertainty surrounding Bank of Japan, Federal Reserve, ECB and Bank of England monetary policies, worries about future growth and inflation outlooks, and actualized weakness in corporate profits. Still, gains on long positions in non-tech U.S., Canadian and British stock futures outdistanced the losses from trading a number of European and Asian indices.

Long positions in soybeans and soybean meal were profitable as bad weather in Brazil and Argentina underpinned prices for most of the period. A long sugar position posted a gain when prices rose as production in Thailand, India and Brazil was hurt by El Nino weather influences.

A short natural gas trade registered a loss as warmer than normal weather boosted prices, especially in June. Trading of London gas oil, heating oil, RBOB gasoline and WTI crude were also unprofitable, while a long position in Brent crude produced a partially offsetting gain.

Short positions in gold, silver, platinum, palladium and copper were each slightly unprofitable.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	ML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	Performance shown before December 28, 2015 is for the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4535-NLD-7/21/2016

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	N/A	N/A	N/A	N/A	14.00%***
Class A with load	N/A	N/A	N/A	N/A	7.43%***
Class C	N/A	N/A	N/A	N/A	13.52%***
Class I	19.32%	14.22%	8.11%	9.12%	11.55%***
BofA Merrill Lynch 3 Month Treasury Bill(a)	0.19%	0.09%	0.09%	1.04%	2.40%
Credit Suisse Managed Futures Hedge Fund Index (b)	5.37%	6.55%	2.34%	4.21%	5.38%
S&P 500 Total Return Index(c)	3.99%	11.66%	12.10%	7.42%	7.47%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.27% for Class A, 3.02% for Class C and 2.02% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days.

(b)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an Index.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 28, 2015 for A & C shares and January 1, 1997 for I shares

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type	% of Net Assets
Equity Funds	59.8%
United States Government Securities	20.5%
Other/Cash & Equivalents	19.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst MLP & Infrastructure Fund

Dear Fellow Shareholders,

We are pleased to report that following the Alerian Index’s worst calendar year in its history, the Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) has recovered strongly. The Fund invests in the securities of master limited partnerships (MLPs), General Partners of MLPs (GPs) and other businesses that derive a majority of their revenue from energy infrastructure activities. GPs typically enjoy faster distribution growth than traditional MLPs due to their ability to participate in growth in cash flows from their affiliated MLP without the need to invest additional capital. For the first six months of 2016 the fund was +33.3% versus the Alerian Index +14.7%. The Fund returned more than two times the average MLP fund as defined by Morningstar. The manager believes that, following the unprecedented collapse in the MLP sector in 2015, valuations are compelling and the Fund has attractive upside.

Investment Strategy

The Fund invests in the GPs of MLPs, MLPs and other energy infrastructure businesses. GPs are typically entitled to up to 50% of the Distributable Cash Flow (DCF) generated by an MLP via Incentive Distribution Rights (IDRs). IDRs do not require that the GP invest additional capital to fund growth, so the GP is able to participate in the DCF growth at the MLP level without suffering any dilution. In this respect, the GP of an MLP has a role analogous to that of the GP of other limited partnerships such as hedge funds and private equity funds. Just as the managers of these alternative asset classes benefit substantially from asset growth in their underlying businesses, so do MLP GPs similarly benefit from asset growth in their underlying MLPs. It is the investment manager’s strong belief that the development of shale oil and gas reserves in the U.S. is creating substantial new demand for energy infrastructure to extract, gather, process, transport, store, refine and distribute oil, natural gas and natural gas liquids (NGLs). This is leading to strong growth in the assets held by MLPs and other energy infrastructure businesses which the manager believes will lead to commensurately strong growth in DCF to MLP GPs through IDRs. The Fund is positioned to benefit from what the manager believes is a secular trend towards greater U.S. domestic production of fossil fuels.

The Fund seeks to pay a monthly distribution of not less than $0.05 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2016 Performance

From July 1, 2015 to June 30, 2016, the Catalyst MLP & Infrastructure Fund returned -28.9% versus the Alerian MLP Total Return Index1 -13.1% and the average MLP fund as defined by Morningstar -20.8%. The underperformance was caused by excessive selling pressure on GPs, although as noted above the Fund’s performance during the first half of 2016 has been strong along with the recovery in the sector. The portfolio management team added to its personal investment in the Fund during 4Q15. We believe the Fund is well positioned to maintain its recent outperformance and believe that it validates a key insight behind our investment strategy, which is that over time MLP GPs can provide superior returns to the Alerian MLP Total Return Index.

The Fund’s total returns for the period since inception2 and YTD through 06/30/16 as compared to the Alerian MLP Total Return Index1 were as follows:

	YTD
	(06/30/16)	One Year (6/30/16)	Since Inception (12/22/14)[2]
Class A	33.00%	-29.05%	-19.38%
Class A with Sales Charge	25.26%	-33.16%	-22.46%
Class C	32.71%	-29.44%	-19.79%
Class I	33.30%	-28.86%	-19.14%
Alerian MLP Total Return Index[1]	14.71%	-13.11%	-14.98%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2016, we held 20 names.

As of June 30, 2016, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Assets
Williams Cos., Inc.	10.8%
Plains GP Holdings LP	10.7%
Enlink Midstream LLC	10.2%
Targa Resources Corp	9.0%
Nustar GP Holdings LLC	8.2%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2016, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry: Common Stock
General Partner - Mixed Energy Infrastructure MLP	19.5%
General Partner - Liquids Transportation & Storage	17.2%
General Partner - Gathering & Processing	16.9%
General Partner - Logistics & Terminals	10.6%
Canadian Energy Infrastructure	9.0%
Logistics & Terminals	8.9%
Mixed Energy Infrastructure MLP	4.6%
General Partner - Natural Gas Transportation & Storage	4.5%
Natural Gas Transportation & Storage	4.4%
Refining	3.4%
Liquids Transportation & Storage	0.5%
Cash	0.5%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2016.

Summary

We believe that investing in MLP GPs represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. through their IDR’s that are potentially well positioned to participate in this grow on attractive terms. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

We are pleased with the Fund’s recovery following last year’s severe weakness and believe we are in the early stages of a secular trend towards increased domestic oil and gas production with its associated need for additional energy infrastructure. We are glad you share in this vision, and we value your investment with us. You portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index[1].

(2)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4540-NLD-7/21/2016

Catalyst MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-29.05%	-19.38%
Class A with load	-33.16%	-22.46%
Class C	-29.44%	-19.79%
Class I	-28.86%	-19.14%
Alerian MLP Total Return Index(a)	-13.11%	-14.98%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 3.41% for Class A, 4.16% for Class C, and 3.16% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	81.5%
Oil & Gas Services	8.9%
Oil & Gas	4.7%
Gas	4.5%
Other/Cash & Equivalents	0.4%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2016

Catalyst/Princeton Floating Rate Income Fund

Dear Fellow Shareholders:

After a challenging 4th Quarter 2015 and 1st Quarter 2016, the bank loan and high yield markets rebounded during the second quarter of this year. The markets which struggled due to continued weakness in Energy and lack of clarity on the U.S. and Global growth front saw stability once investors realized the U.S. was not about to experience a recession in the coming months. Also, oil and commodity prices started to stabilize during the second quarter with oil prices finding stability in the high $40s to mid $50s, which eased fears of massive downgrades and the impact on the U.S. overall employment heading into second half of 2016. On the GDP front the latest data suggest 2Q real GDP growth is tracking our 2.0% forecast and with the expectation growth will pick up during the second half of the year and head towards 3%. Overall we expect the U.S. economy to improve in the coming quarters as employment stabilizes, retail sales rebound in the 2nd half of 2016 and the Federal Reserve continue to remain on the sidelines. However, if July & August employment numbers are in line with June we would not be surprised to see the Federal Reserve increase rates in September but we do not expect more than 2 rate hikes in 2016. We believe in order for bank loans to outperform other fixed income asset classes we need to see interest rates move higher from current levels of 1.55% (10 U.S. Treasury).

With lack of clarity on the global macro front but EXPECTED improvements in the U.S. economy in the second half of this year, we expect the credit markets to continue and provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half after a positive first half. As Brexit recedes from the headline to merely the front page, the usual drivers of credit spreads — monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves. In summary, this means that U.S. spreads can tighten, especially in the bank loan and HY sectors. High Yield bonds have returned 12.7% YTD (+9.47% ex commodities) and Loans have returned a positive return of +5.2% YTD. The positive performance in the first half of the year was driven by several factors:

●	We expect loans will outperform in the second half of the year (3-3.5% returns) as the market braces for at least one additional rate hike, early as September. The low duration and hence lower volatility of the asset class continues to be attractive to institutional investors and SHOULD be attractive to retail as well (once we see higher interest rates).

YTD Performance for various asset classes

●	Default Rates – despite a 9-month low for defaults in June ($1.4bn), activity totaling $43.8bn YTD ($35.2bn in bonds and $8.6bn in loans) is already 16% higher than 2015.

o	HY default rate has risen to a 6-Year high 4.68% while the bank loan default rate stands at a comparably benign 2.2%.

o	Default activity has been almost entirely driven by companies in the Energy and Metals/Mining sectors.

o	By excluding commodity related sectors, the par-weighted HY bond and loan default rates decline to a mere 0.53% and 0.89% respectively.

o	We continue to expect 2016 HY and loan default rates of 5% and 2.75% in 2017 given improved outlook for Oil prices.

●	Leveraged Loan new issuance continues to lag 2015, as of April YTD origination stood at $55 billion vs $84 billion in 2015.

Source: Credit Suisse, EPFR

●	Underlying corporate fundamentals continue to show improvement

o	EBITDA Margins remained strong while Leverage slightly ticked lower to 4.1x but well below peak of 5.2x in 3Q2009.

●	The Bank Loan market is considerably more insulated form commodity risk than the HY market, given the lower exposure to Energy and miners – 5% vs 20% for HY. Energy loans have recovered from last year, however we continue to underweight energy and commodities until further clarity.

o	Expect default rates in energy to approach 6-8% if oil remains below $55 over next 12 months.

o	Limit exposure to energy names across our HY allocation.

●	CLO issuance has significantly dropped due to new regulation and exposure across Energy and Commodities in existing CLOs. We expect volume for U.S. new issuance CLOs to be under $40 billion in 2016 which is less than half of 2015.

●	Retail loan funds continue to see outflows vs HY which has seen inflows. We do not expect to see inflows in retail Loan funds until interest rates move higher.

Performance

				As of June
Average Annualized Total Return Performance				30, 2016
				Since
Inception: 12/31/2012	YTD*	1 year	3 Year	Inception (1)
Class A without Sales Charge	1.61%	-6.62%	0.49%	1.44%
Class A with Sales Charge	-3.22%	-11.02%	-1.14%	0.03%
Class C	1.25%	-7.24%	0.29%	0.67%
Class I	1.74%	-6.27%	0.73%	1.68%
S&P/LSTA Leverage Loan Index	5.36%	0.69%	2.15%	2.41%

*	Aggregate total return, not annualized.

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

On a total return basis, for the six months ended June 30, 2015, Catalyst/Princeton Floating Rate Income Fund

(the “Fund”) outperformed its benchmark, the S&P/LSTA Leverage Loan Index, by 3.37%. The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on secondary relative value investments versus new issuance, cash management and credit selection. In general, new issues spreads have tightened since the beginning of the year and we believe secondary markets offer more attractive investments at this time with an opportunity for capital appreciation alongside a more attractive yield. Cash management is extremely important as we do not deploy any leverage in the Fund. So in order to minimize impact on our portfolio yield, we may from time to time invest in the BKLN ETF to minimize impact on the Fund’s yield. Finally, as the recent volatility has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of market pressure and liquidity constraints.

Sector Allocation and Asset Selection

As of June 30, 2016 the Fund had an allocation of 86% to bank loans and 14% in HY. As far as sector positioning in the loan asset class, the Fund’s overweight positions in Technology, Retail and Telecommunication were positive contributors to performance. While we reduced our exposure to Gaming and Energy, we may seek to increase exposure in the future if opportunity present themselves.

Bank Loan & High Yield Split

Mark to Markit
HY	14%
Loan	86%

Top 5 Bank Loan Holdings

Company	Coupon	Moody’s	S&P
Albertson’s LLC	L+ 5.50%	Ba2	BB
Novitex Acquisition, LLC	L+ 7.25%	B1	B
Drumm Investors, LLC	L+ 9.25%	Caa1	B
YRC Worldwide, Inc.	L+ 8.00%	Ba3	B-
Multiplan, Inc.	L+ 5.00%	B1	B+

Top 3 High Yield Holdings

Company	Coupon	Moody’s	S&P
Air Canada	5.00%	Ba3	BB-
Aircastle LTD	6.25%	Ba1	BB+
Aston Escrow Corp	9.50%	Caa2	B

Top 10 Industries

Moody’s Issuer Industry Classification	Calculated Percent (%) of Net Assets
Healthcare, Education and Childcare (17)	10.66%
Retail (81)	10.55%
Technology (83)	8.58%
Finance (102)	8.53%
Electronics (13)	6.57%
Media (74)	6.24%
Oil & Gas (94)	3.82%
Services (76)	3.50%
Transportation Services (88)	3.18%
Consumer Services (59)	3.08%

Current outlook

As we look forward, we expect bank loans to have a positive end to 2016 due to stable underlying credit fundamentals, limited new issuance, and stability in energy prices and anticipated higher interest rates. We expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively. We expect geopolitical volatility to continue but to have a less of an impact on the U.S. economy and credit markets during the second half of the year. However, we will take advantage of any short term weakness to add to our portfolio or rebalance existing holdings. We believe that underlying fundamentals across bank loans (and high yield) support our view on continued strong performance with support from technical’s that will minimize volatility across the asset class. In addition bank loans provide a hedge against long duration bonds and equities as interest rates increase in the coming months. Furthermore we will continue to strategically deploy our 20% HY bucket to take advantage of strong new issuance, enhance yield and manage liquidity without the use of any leverage.

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

S&P/LSTA Leveraged Loan Index - The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

BKLN ETF -The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Global Long-Term Rating Scale (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Long-Term Rating Scale (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is stillstrong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

Sincerely,

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4548-NLD-7/25/2016

Catalyst/Princeton Floating Rate Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
Class A	-6.62%	0.49%	1.44%
Class A with load	-11.02%	-1.14%	0.03%
Class C	-7.24%	0.29%	0.67%
Class I	-6.27%	0.73%	1.68%
S&P/LSTA U.S. Leveraged Loan 100 Index(a)	0.69%	2.15%	2.41%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’ s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds are 1.60% for Class A and 2.35% for Class C, and 1.35% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an Index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Investment	% of Net Assets
Commercial Services	13.9%
Diversified Financial Services	11.6%
Health-Care Services	8.5%
Collateralized Loan Obligations	6.8%
Retail	6.5%
Software	6.2%
Electric	5.1%
Food	4.7%
Transportation	4.5%
Advertising	3.6%
Other/Cash & Equivalents	28.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2016

Catalyst/Princeton Unconstrained Hedged Income Fund

Dear Fellow Shareholders:

After a challenging 4th Quarter 2015 and 1st Quarter 2016 the bank loan and high yield market rebounded during the second quarter of this year. The markets which struggled due to continued weakness in Energy and lack of clarity on the U.S. and Global growth front saw stability once investors realized the U.S. was not about to experience a recession in the coming months. Also, oil and commodity prices started to stabilize during the second quarter with oil prices finding stability in the high $40s to mid $50s, which eased fears of massive downgrades and the impact on the U.S. overall employment heading into second half of 2016. On the GDP front the latest data suggest 2Q real GDP growth is tracking our 2.0% forecast and with the expectation growth will pick up during the second half of the year and head towards 3%. Overall we expect the U.S. economy to improve in the coming quarters as employment stabilizes, retail sales rebound in the 2nd half of 2016 and the Federal Reserve continue to remain on the sidelines. However, if July & August employment numbers are in line with June we would not be surprised to see the Fed increase rates in September but we do not expect more than 2 rate hikes in 2016. We believe in order for bank loans to outperform other fixed income asset classes we need to see interest rates move higher from current levels of 1.55% (10 U.S. Treasury).

With lack of clarity on the global macro front but EXPECTED improvements in the U.S. economy in the second half of this year, we expect the credit markets to continue and provide positive returns. In particular, we expect asset classes with an attractive coupon to outperform long duration asset classes (i.e. Investment Grade, Sovereign Debt and Treasuries). Furthermore, as Brexit recedes from the headline to merely the front page, the usual drivers of credit spreads— monetary policy, growth, issuance, corporate actions, ratings and defaults—should reassert themselves. In summary, this means that U.S. spreads can tighten, especially in the below investment grade asset classes.

The Catalyst/Princeton Unconstrained Hedged Income Fund’s (the “Fund”) positive performance overall in the first half of the year was driven by several factors:

The High Yield and Emerging Market long positons in the portfolio have been the largest contributor to the overall performance improvement in the fund. We expect to maintain our current weighting in both asset classes for the rest of 2016 as we expect additional spread tightening due to improving fundamentals, drop in new issuance, improvement in retail flows and stability across oil and commodities.

We were active across Investment Grade Bonds, and Mortgage Backed Bonds but remain underweight due to the risk/return profile. As we expect interest rates to rise in the coming months we may seek to increase our exposure. However, at this time we are short the U.S. Treasuries as a hedge for the portfolio.

Change in benchmark Bond Yields

The current short positions across the Fund hurt our overall performance but provided a hedge against market volatility.

o	Currently we are using ETFs to manage our short book, as the fund assets increase we will deploy other shorting strategies to manage the portfolio risk and increase Alpha.

Performance

				As of June
Average Total Return Performance				30, 2016
	3 Months	6 Months	1 Year	Since Inception (11/07/2014) (1)
Class I	9.40%	10.16%	-1.05%	-0.57%
Class A without Sales Charge	9.43%	9.99%	-1.32%	-0.76%
Class A with Sales Charge	4.51%	5.08%	-5.57%	-3.66%
Class C	9.13%	9.48%	-2.08%	-1.54%
Barclays U.S. Agg. Bond Index	2.21%	5.31%	6.00%	4.00%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

On a total return basis, for the six months ended June 30, 2016, Catalyst/Princeton Hedged Income Fund outperformed its benchmark, the Barclays U.S. Agg. Bond Index, by approximately 2.55% (Class I). The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on secondary relative value investments versus new issuance, cash management and credit selection. In general, new issues spreads have tightened since the beginning of the year and we believe secondary markets offer more attractive investments at this time with an opportunity for capital appreciation alongside a more attractive yield. Cash management is extremely important as we do not deploy any leverage in the Fund. So in order to minimize impact on our portfolio yield, we may from time to time invest in the BKLN ETF to minimize impact on the Fund’s yield. Finally, as the recent volatility has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of market pressure and liquidity constraints.

Current outlook

As we look forward, we expect the Fund to benefit from an increase in spread widening across several asset classes. Lack of clarity on the global Macro front and the Federal Reserve “finally” raising interest rates will drive investors to reconsider their fixed income allocations. We expect the fund to increase both yield and total return as new assets will be deployed across discounted IG, Bank Loans and HY debt. We expect to maintain our short position across the fund in the 10-20% range as the markets adjust to an improving European economy, slowdown in China and higher interest rates in the U.S. In addition with stable corporate fundamentals and default rates under 2% (ex. Energy) we expect to maintain an overweight in U.S. Bonds and Loans while continuing to remain underweight in other asset classes and sectors such as Energy & Commodities. Furthermore we expect demand to increase from both institutional and retail investors as the Federal Reserve increases rates and investors seek to manage duration more effectively.

The Fund will continue to focus on enhancing its yield while generating an attractive total return by investing in underappreciated asset classes and sectors.

Asset and Sector Selection

As of June 30, 2016 the Fund had an allocation of 90% to long positions and 10% across a number of short positions to reduce the impact of market volatility on the fund while minimizing cost to maximize total return. The fund focused on managing diversity across both asset classes and sectors to maximize return and manage portfolio duration.

Top 5 Industries
Finance	16.61%
Airlines	16.30%
Retail	14.49%
Telecommunications	11.35%
Printing & Publishing	9.32%

Top 5 Fixed Income Positions
Issuer	Coupon	Moody’s	S&P
American Airlines	4.63%	B1	B+
Cenveo Corp.	6.00%	B3	B-
Ruby Tuesday Inc.	7.63%	Caa1	B-
Equinix Inc.	5.75%	B1	BB
Communications Sales & Leasing	6.00%	B1	BB

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs. CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

JNK ETF – The Barclays High Yield Bond ETF. The ETF correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

BKLN ETF -The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Global Long-Term Rating Scale (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Long-Term Rating Scale (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

Sincerely,

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 11/7/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4549-NLD-7/25/2016

Catalyst/Princeton Unconstrained Hedged Income Fund

(formerly Catalyst/Princeton Hedged Income Fund)

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-1.32%	-0.76%
Class A with load	-6.02%	-3.66%
Class C	-2.08%	-1.54%
Class I	-1.05%	-0.57%
Barclays U.S. Aggregate Bond Index(a)	6.00%	4.00%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 19.02% for Class A, 19.77% for Class C and 18.77% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an Index.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Airlines	12.9%
Debt Funds	10.0%
REITS	9.2%
Diversified Financial Services	8.5%
Commercial Services	7.7%
Oil & Gas	7.6%
Retail	7.5%
Gas	4.9%
Food	4.7%
Telecommunications	4.5%
Other/Cash & Equivalents	22.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/SMH High Income Fund

Dear Fellow Shareholders,

Fiscal year ending June 30, 2016 was a tale of two halves. The first half, July 1, 2015-December 31, 2015, was a continuation of the previous year’s volatility, commodity price contractions, asset outflows, hedge fund closures and macroeconomic and geopolitical events, which were all leading contributors to the volatility and poor returns. Energy, as the largest component of the BofA Merrill Lynch US Cash Pay High Yield Index representing a 14.1% weighting as of June 30, 2016, played the largest role. OPEC continues to be defiant on reducing production creating continued downward pressure in oil futures. This negatively affected the bond pricing of most U.S. High Yield oil and gas producers. This large price movement was especially detrimental to many credit based hedge funds which became forced sellers of positions to reduce leverage. In the extreme case, it created an environment in which many of these funds were forced to close, or wind down their operations. According to Bloomberg, these hedge fund closures exceeded the pace that occurred following the financial crisis of 2007-2008. As both positive and negative sentiment fluctuated within the high yield asset class, net outflows within high yield mutual funds and ETF’s prevailed contributing to additional volatility.

The second half of the year, January 1, 2016- June 30, 2016, saw the beginning of a recovery in the high yield bond market as investors began moving out of other asset classes back into high yield. High Yield as an asset class was perceived as much cheaper than the year before and oil prices began to recover off their lows, leading investors back into the market.

The Catalyst/SMH High Income Fund’s (the “Fund”) total returns for the year ended 06/30/16 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)i were as follows:

	Year Ended (6/30/16)	Since Inception 05/21/08[2]
Class A without sales charge	-9.27%	0.35%
Class A with sales charge	-14.17%	-0.38%
Class C	-9.70%	-0.35%
BofA Merrill Lynch US Cash Pay	1.70%	7.53%
High Yield Index

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst/SMH High Income underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index for the fiscal year ended June 30, 2016. The current state of the high yield market and more specifically, the fact that SMHCA is a concentrated manager and invested heavily in industries that experienced large downside volatility, created a double edged sword. From a High Yield Portfolio Manager perspective, we tend to embrace these dislocations that occur as they can offer a chance to continue to build portfolio with strong yields. In our experienced opinion, we have managed through similar markets such as when Long Term Capital collapsed and created volatility in the markets from 1998-2000 and more recently the pullback in high yield during the Financial Crisis in late 2007 and 2008. Based on historical analysis, it took about 18-24 months for the unrealized appreciation to reverse itself following one of the above listed past downturns. We feel that based on the timing of this writing that we are 6 months into this cycle as the period of December 31, 2015- June 30, 2016 was very strong positive performance and outperformance vs our benchmark during this time.

There were several factors that led to our underperformance. The hardest hit areas of the Fund were energy and mining related companies, which represented a 9.9% and 16.5% allocation in the Catalyst/SMH High Income Fund as of June 30, 2016. Additional pricing pressure was created in certain sectors and companies that correlated to hedge fund holdings. Hedge funds deleveraged, closed and liquidated at a pace not seen since the 2008 financial crisis. As a result, hedge fund closure and liquidations created forced selling putting downward pricing pressure of energy and commodity related securities Based on our research and market experience, we feel that much of this will be reversed and believe that this is an opportunity to reinvest proceeds and add to allocations within high yield. The basis of the reason is SMHCA’s investment philosophy. In addition, we expect to see an increase in mergers and acquisitions as companies look to take advantage of the current dislocation to identify undervalued candidates or us this opportunity to diversify their existing business. Coal, which is represented as part of the mining allocation of the fund, saw bankruptcies of the 3 largest coal producers. Our exposure to coal was another driver of underperformance during the first half of the year.

During the first half of the year, as we are a concentrated manager, we experienced greater downside than the market and conversely during the second half of the year, our returns exhibited greater upside as our overweighted sectors recovered.

Sector Returns

	1st Half (7/1/15-12/31/15)	2nd Half (1/1/16-6/30/16)	Full Year
BofA ML High Yield Coal	-42.85%	19.01%	-31.99%
BofA ML High Yield Energy	-26.75%	21.63%	-10.90%
BofA ML High Yield Metals and Mining	-21.24%	26.38%	-0.46%

Within our portfolios, we invest primarily in BB, B and CCC bonds, and, while we don’t have target weightings of any credit quality within our portfolios, our process can often lead to B and CCC since we often find more bonds that are undervalued in that space. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. There has been a large difference returns have hurt and helped us within credit quality buckets. What hurt us in 2015, has been helping us in 2016 as we see spreads begin to come back in. We continue to look at this as a great opportunity to buy bonds we like at lower prices and higher yields. Our individual name selection, credit quality positioning, and industry weightings helped performance during the second half of 2016.

High Yield Credit Quality Returns

	1st Half (7/1/15-12/31/15)	2nd Half (1/1/16-6/30/16)	Full Year
BofA ML BB US High Yield	-3.42%	7.89%	4.20%
BofA ML B US High Yield	-8.13%	7.98%	-0.80%
BofA ML CCC & Lower US High Yield	-16.41%	18.58%	-0.88%

In addition, some of the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process. We remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term, full market cycle performance above market returns a top priority. The Portfolio Managers of the Catalyst/SMH High Income Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income with additional return coming from actively managing the portfolio to take advantage of trading gains.

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s Sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30th, 2016 the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
Coeur D’Alene Mines 7 ⅞ 02/01/21	6.54%
Hecla Mining Co 6 ⅞ 05/01/21	6.14%
Advanced Micro Devices 7 ½ 08/15/22	5.84%
PDL Biopharma 4 02/01/18	5.34%
Sprint 8 ¾ 03/15/32	4.78%
Harrahs Operating Company 11 ¼ 06/01/17	4.82%
General Cable Corp 5 ¾ 10/01/22	4.41%
Community Choice Financial 10 ¾ 05/01/19	4.29%
Titan International Inc 6 ⅞ 10/01/20	3.76%
Ichan Enterprises 5 ⅞ 02/01/22	3.68%
Total	49.60%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2016 the portfolio was allocated in the following fashion.

Sector Allocation
Electronic Components - Semiconductors	9.03%
Cash	8.68%
Precious Metals	6.63%
Silver Mining	6.20%
Medical - Biomedical/Gene	5.40%
Telephone - Integrated	4.88%
Casino Hotels	4.77%
Oil - Field Services	4.57%
Diversified Financial Services	4.43%
Other	45.41%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4545-NLD-7/22/2016

Catalyst/SMH High Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-9.27%	-9.35%	-4.20%	0.35%
Class A with load	-14.17%	-10.81%	-5.31%	-0.38%
Class C	-9.70%	-9.95%	-4.85%	-0.35%
Class I	-8.77%	N/A	N/A	-9.13%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	1.70%	4.16%	5.69%	7.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.57% for Class A, 2.32% for Class C and 1.32% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Mining	15.8%
Semiconductors	8.6%
Electrical Components & Equipment	7.0%
Telecommunications	6.8%
Retail	6.6%
Biotechnology	5.2%
Oil & Gas	5.1%
Lodging	4.7%
Oil & Gas Services	4.4%
Diversified Financial Services	4.2%
Other/Cash & Equivalents	31.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

July 31, 2016

Catalyst/SMH Total Return Income Fund

Dear Fellow Shareholders,

At the beginning of the year, the Catalyst/SMH Total Return Income Fund (the “Fund”) was allocated with a slightly higher allocation to equities versus corporate high yield and convertible bonds. The Fund ended the year with a much higher allocation to equities as certain positions within the high yield allocation experienced larger downside unrealized depreciation reducing the market price allocation mix for high yield bonds as well, we sold out of a few high yield bond positions towards the end of the year which increased our cash and reduced the allocation. Fiscal year ending June 30, 2016 was a tale of two halves. The first half, July 1, 2015-December 31, 2015, was a continuation of the previous year’s volatility, commodity price contractions, asset outflows, hedge fund closures and macroeconomic and geopolitical events, which were all leading contributors to the volatility and poor returns. Energy, as the largest component of the BofA Merrill Lynch US Cash Pay High Yield Index representing a 14.1% weighting as of June 30, 2016, played the largest role. OPEC continues to be defiant on reducing production creating continued downward pressure in oil futures. This negatively affected the bond pricing of most U.S. High Yield oil and gas producers. This large price movement was especially detrimental to many credit based hedge funds which became forced sellers of positions to reduce leverage. In the extreme case, it created an environment in which many of these funds were forced to close, or wind down their operations. According to Bloomberg, these hedge fund closures exceeded the pace that occurred following the financial crisis of 2007-2008. As both positive and negative sentiment fluctuated within the high yield asset class, net outflows within high yield mutual funds and ETF’s prevailed contributing to additional volatility.

The second half of the year, January 1, 2016- June 30, 2016, saw the beginning of a recovery in the high yield bond market as investors began moving out of other asset classes back into high yield. High Yield as an asset class was perceived as much cheaper than the year before and oil prices began to recover off their lows, leading investors back into the market. The broad equity market generated robust returns for the period as the market reacted to the beginning stages of a strengthening economy even as continued monetary policy keeps interest rates low. We remain consistent in our belief that the broad equity market remains fair to over-valued and that individual candidates exist which reflect better risk/reward opportunities.

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/16 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows:

	Year Ended (6/30/16)	Since Inception 05/21/08[2]
Class A without sales charge	-10.60%	-1.61%
Class A with sales charge	-15.76%	-2.33%
Class C	-11.29%	-2.34%
50% S&P 500 and 50% High[1]	2.96%	7.70%
Yield Combined Index

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

High Yield Allocation

The current state of the high yield market and more specifically, the fact that SMHCA is a concentrated manager and invested heavily in industries that experienced large downside volatility, created a double edged sword. From a High Yield Portfolio Manager perspective, we tend to embrace these dislocations that occur as they can offer a chance to continue to build portfolio with strong yields. In our experienced opinion, we have managed through similar markets such as when Long Term Capital collapsed and created volatility in the markets from 1998-2000 and more recently the pullback in high yield during the Financial Crisis in late 2007 and 2008. Based on historical analysis, it took about 18-24 months for the unrealized appreciation to reverse itself following one of the above listed past downturns. We feel that based on the timing of this writing that we are 6 months into this cycle as the period of, December 31, 2015- June 30, 2016, was very strong positive performance and outperformance vs our benchmark during this time.

There were several factors that led to our underperformance. The hardest hit areas of the Fund were energy and mining related companies in the Catalyst/SMH High Income Fund as of June 30, 2016. Additional pricing pressure was created in certain sectors and companies that correlated to hedge fund holdings. Hedge funds deleveraged, closed and liquidated at a pace not seen since the 2008 financial crisis. As a result, hedge fund closure and liquidations created forced selling putting downward pricing pressure of energy and commodity related securities Based on our research and market experience, we feel that much of this will be reversed and believe that this is an opportunity to reinvest proceeds and add to allocations within high yield. The basis of the reason is SMHCA’s investment philosophy. In addition, we expect to see an increase in mergers and acquisitions as companies look to take advantage of the current dislocation to identify undervalued candidates or us this opportunity to diversify their existing business. Coal, which is represented as part of the mining allocation of the fund, saw bankruptcies of the 3 largest coal producers. Our exposure to coal was another driver of underperformance during the first half of the year.

During the first half of the year, as we are a concentrated manager, we experienced greater downside than the market and conversely during the second half of the year, our returns exhibited greater upside as our overweighted sectors recovered.

Sector Returns

	1st Half (7/1/15-12/31/15)	2nd Half (1/1/16-6/30/16)	Full Year
BofA ML High Yield Coal	-42.85%	19.01%	-31.99%
BofA ML High Yield Energy	-26.75%	21.63%	-10.90%
BofA ML High Yield Metals and Mining	-21.24%	26.38%	-0.46%

Within our portfolios, we invest primarily in BB, B and CCC bonds, and, while we don’t have target weightings of any credit quality within our portfolios, our process can often lead to B and CCC since we often find more bonds that are undervalued in that space. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. There has been a large difference returns have hurt and helped us within credit quality buckets. What hurt us in 2015, has been helping us in 2016 as we see spreads begin to come back in. We continue to look at this as a great opportunity to buy bonds we like at lower prices and higher yields. Our individual name selection, credit quality positioning, and industry weightings helped performance during the second half of 2016.

High Yield Credit Quality Returns

	1st Half (7/1/15-12/31/15)	2nd Half (1/1/16-6/30/16)	Full Year
BofA ML BB US High Yield	-3.42%	7.89%	4.20%
BofA ML B US High Yield	-8.13%	7.98%	-0.80%
BofA ML CCC & Lower US High Yield	-16.41%	18.58%	-0.88%

In addition, some of the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process. We remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term, full market cycle performance above market returns a top priority. The Portfolio Managers of the Catalyst/SMH High Income Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income with additional return coming from actively managing the portfolio to take advantage of trading gains.

SMHCA’s Portfolio Management Team remains an advocate for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 line items making it almost impossible for any investor to perfectly replicate.

SMH Capital Advisors, LLC, (“SMHCA”) Sub-Advisor to the Fund, consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Equity Allocation

As of June 30, 2016 we had an equity allocation of 57.5% with the majority of that allocation in non-traditional financials. The performance within the fund’s equity allocation can be primarily attributed to the exposure in Business Development Companies (BDCs) and Private Equity companies. We continue to believe that the fund’s BDC and Private Equity exposure remains fundamentally attractive with favorable income and total return potential. We continue to believe that the Fund’s BDC and Private Equity exposure remains fundamentally attractive with favorable income and total return potential.

The ETRACS Wells Fargo BDCI ETN3 tracks Business Development Companies. As you can see below, BDC’s performance was negative during the first half of the year and made the turn to positive in the second half of the year.

BDCS US $ 21.21 +.12 K21.15/21.24J 3x9
At 15:12 d Vol 12,667 O 21.38P H 22.00D L 21.1301D Val 268,979
BDCS US Equity
95) Compare
96) Actions
97) Edit
Line Chart
06/30/2015 - 12/31/2015 Last Trade USD Mov Avgs Key Events
1D 3D 1M 6M YTD 1Y 5Y Max Daily Table
Chart Content
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 671571 EDT GMT-4:00 H447-159-1 11-Jul-2016 15:29:28

BDCS US $ 21.24 +.15
K21.15 /21.25 J 3 x 11
At 13:53 d Vol 9,617 O 21.38P H 22.00D L 21.1301D Val 204,310
BDCS US Equity
95) Compare
96) Actions
97) Edit
Line Chart
12/31/2015 - 06/30/2016
Last Trade
USD
Mov Avgs
Key Events
1D 3D 1M 6M YTD 1Y 5Y Max Daily
Table
Chart Content
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 671571 EDT GMT-4:00 H447-159-1 11-Jul-2016 14:41:47

Similarly, the S&P Private Equity Index4, started the first half of the year with a full downward trajectory, and began to work its way into positive territory in the 2nd half, though not to the magnitude of BDC’s.

SPLPEQTY C 108.62 +.89
On 08 Jul d O 107.62 H 108.86 L 107.52 Prev 108.62
SPLPEQTY Index
95) Compare
96) Actions
97) Edit
Line Chart
06/30/2015 - 12/31/2015
Last Trade
USD
Mov Avgs
Key Events
1D 3D 1M 6M YTD 1Y 5Y Max Daily
Table
Chart Content
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 671571 EDT GMT-4:00 H447-159-1 11-Jul-2016 14:46:35

SPLPEQTY C 108.62 +.89
On 08 Jul d O 107.62 H 108.86 L 107.52 Prev 108.62
SPLPEQTY Index
95) Compare
96) Actions
97) Edit
Line Chart
12/31/2015 - 06/30/2016
Last Trade
USD
Mov Avgs
Key Events
1D 3D 1M 6M YTD 1Y 5Y Max Daily
Table
Chart Content
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 671571 EDT GMT-4:00 H447-159-1 11-Jul-2016 14:45:12

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends ranging from 8% to 12%. As of 06/30/2016, the Fund had approximately a 57.5% allocation within these financially oriented equities.

Growth and Income Common Stocks

This portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3% to 7% range, and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration. SMHCA engages in this strategy to provide income and some downside protection on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2015

As of June 30, 2016, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
SOLAR CAPITAL LTD	5.81	Advanced Micro Devices 7 ½ 8/15/22	6.73
APOLLO GLOBAL MANAGEMENT - A	5.77	Sprint Capital Corp 8 ¾ 3/15/32	5.99
AMERICAN CAPITAL LTD	5.70	Titan International Inc 6 7/8 10/1/20	5.82
PROSPECT CAPITAL CORP	5.48	Harrahs Operating Co 11 ¼ 6/1/17	4.98
EQUITY COMMONWEALTH	5.46	Community Choice Financial 10 ¾ 5/1/19	2.99

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2016, the Fund’s sector allocation was as follows (unaudited):

Investment Companies	28.35
Cash	17.52
Private Equity	11.98
Electronic Components - Semiconductors	6.73
Telephone - Integrated	5.99
Automotive/Truck Parts & Equipment - Original	5.82
REITS - Office Property	5.46
Sector Fund-Real Estate	5.03
Casino Hotels	4.98
Retail - Pawn Shops	4.71
Diversified Financial Services	2.99
Medical - Biomedical/Gene	0.36
Coal	0.03
Metal - Diversified	0.03

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2016.

Sincerely,

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

[2]	Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	The ETRACS Linked to the Wells Fargo Business Development Company Index due April 26, 2041 is designed to track an investment in the Wells Fargo Business Development Company Index (“Index”), and may pay a variable quarterly coupon linked to the cash distributions associated with the underlying BDC constituents, less investor fees. Note that if the BDCs do not make distributions or those distributions do not overcome the investor fees, then investors will not receive any coupons.

[4]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly-listed companies that are active in the private equity space.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

4550-NLD-7/25/2016

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-10.60%	-8.53%	-3.79%	-1.61%
Class A with load	-15.76%	-10.32%	-4.92%	-2.33%
Class C	-11.29%	-9.22%	-4.48%	-2.34%
Class I	-10.40%	N/A	N/A	-8.58%
S&P 500 Total Return Index(a)	3.99%	11.66%	12.10%	7.53%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	1.70%	4.16%	5.69%	4.11%
Blended Index (c)	2.96%	7.93%	8.94%	7.70%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.13% for Class A, 3.88% for Class C and 2.88% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	31.4%
Private Equity	11.5%
Semiconductors	6.3%
Telecommunications	5.6%
Auto Parts & Equipment	5.4%
REITS	5.2%
Equity Fund	4.8%
Lodging	4.8%
Retail	4.5%
Diversified Financial Services	2.8%
Other/Cash & Equivalents	17.7%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2016

Catalyst/Stone Beach Income Opportunity Fund

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 20, 2014, we are pleased to report the following positive fund returns to Shareholders;

	2016 YTD	2016 Fiscal Year	Since Inception (11/20/14)(2)
Class A	2.30%	0.64%	2.23%
Class A with Sales Charge	-3.55%	-5.18%	-1.47%
Class C	1.93%	0.02%	1.44%
Class I	2.43%	1.01%	2.49%
JP Morgan MBS Index (1)	3.20%	4.40%	3.27%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to pay a high current income dividend while maximizing total return through varied interest rate environments. The Fund invests in residential and commercial mortgage-backed securities (MBS) and asset-backed securities (ABS), and employs active management of positions and hedges to maintain its overall duration within tight guidelines. It emphasizes generating alpha independent of the direction of rates and looks to augment the overall returns with relative value and arbitrage trades.

Fiscal Year 2016

US fixed-income markets were driven by a few persistent themes over the past year. One of these is the continued flattening of the yield curve. At times this was led by the front end of the curve as Federal Reserve (“Fed”) hike expectations have increased, and at other times by the influence of global macroeconomic weakness and geopolitical turmoil on longer-term rates. Indeed, this has been another key theme as the domestic economic outlook has frequently been overshadowed by the aforementioned geopolitical as the dominant driver of rates, especially in 2016. Throughout most of the last year, there has been a gap between Fed forecasts and market expectations. At the end of 2015, most Fed officials were calling for up to four hikes this year whereas the markets were pricing in two. More recently the Fed has toned down their forecasts but the gap persists as the market is now pricing in slightly over 40% probability of a single hike this year yet some Fed members have discussed the possibility of 2 hikes by year-end.

Although we experienced some volatility in longer-term rates during the second half of 2015, they ended the half little changed. The 10-Year Treasury ended the year at 2.27%, just six basis points below its level at the end of June. There certainly were seminal events that could have driven rate much lower, including an unexpected 2%

devaluation of the Chinese Yuan in August and a resumption of the slide in oil prices during the second half, although the gradual resolution of the Greek bailout debacle largely counteracted these factors.

Over most of the second half of 2015 (“2H15”) the curve flattened primarily from the front end as short rates rose steadily, particularly in the fourth quarter. This culminated with the first Fed hike in nine years in December, which was somewhat anticlimactic as it was so well telegraphed by Fed communications. No doubt the biggest factor contributing to this decision was an apparently robust labor market at the time, as indicated by strong payrolls data for four of the six months of the second half. By the end of the year, the 2-year Treasury was at 1.06%, up from 0.63% six months earlier. This backup in short rates over 2H15 had a negative impact on valuations for many of our structured MBS securities during that period.

As 2016 began, the global influence really picked up. The year got off to the most volatile start in several years as a dramatic selloff in Chinese equities roiled markets worldwide. Energy markets followed suit and oil prices continued their precipitous decline which took WTI crude to less than $27/barrel on January 20. In addition to the obvious impact on equities and commodity prices, this led to a very sizeable flight to quality rally in the bond market taking the 10-year down to 1.64% by February 11, the second day of Janet Yellen’s semiannual testimony to Congress. Short rates rallied also, with the 2-year yield declining to 0.65% by that date, but the rally was led by the long end, further flattening the curve

Rates fluctuated over the next few months, following a general pattern of selling off into Fed meetings and rallying afterward. On June 3, a shockingly low payrolls data release (for May, at +38k jobs, the lowest in nearly six years) set the tone to drive rates much lower in June. The approaching June 23 Brexit vote became increasingly influential but most polls and betting sites did not anticipate that the UK would actually vote to leave the EU. As a result, the initial market reaction to that event was profound, taking long-term US rates to all-time lows in the aftermath (as of this writing we’ve seen the 10-year close at 1.37% on July 8 with even lower intraday levels seen).

Since the Brexit vote, equity markets have recovered sharply and even set new highs. Rates markets have also recovered to some extent but still remain at very low levels by historical standards, within earshot of the prior all-time lows for long rates set in 2012. In line with the global influence, another key driver of US interest rates this year has been their comparative advantage vs. other countries. US interest rates are significantly higher than most other developed countries, which in the case of German and Japanese sovereign issues are negative for 10-year maturities. This differential in rates also makes the Fed’s case for tightening much more difficult as it puts upward pressure on the Dollar.

Very low rates present unique challenges for investors in mortgage-backed securities. As mortgage rates approach their previous lows, more and more existing MBS are economically refinanceable, potentially driving up prepayments. Despite this, MBS pass-through spreads have held in relatively well though the 2016 rally. Although they widened out over most of 2H15, pass-through spreads vs. benchmarks are generally within 5-10 bps of end-of-year levels. Even prior to this year, we have strived to minimize our prepayment risk by predominantly purchasing securities with inherent call or prepayment protection. These securities include very seasoned securities which exhibit prepayment “burnout” as the remaining borrowers had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing. We also have a sizeable position in very new mortgage pools which tend to prepay very slowly within a few months of issuance.

Summary

Moving forward we recognize that the fixed-income and MBS markets face significant challenges with very low rates. Most members of the Fed seem to want to raise rates, although they have acknowledged the influence of international developments in recent meetings. The economic landscape appears much more robust here than in Europe or most of Asia so it is inevitable that the Fed will look to raise short-term rates when the opportunity arises, but we expect the path to higher rates will be very slow. As a result we are much less inclined to hedge against short-term rate increases than we have been in the past. We expect that the factors that have been driving the curve to flatten will continue. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market,

Sincerely,

David Lysenko, Edward Smith and Alan Swide

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	JPMorgan Mortgage-Backed Securities Index is an open-end fund incorporated in the USA. The fund invests mainly in investment grade mortgage-backed securities or unrated mortgage-backed securities which the adviser determines to be of comparable quality. Under normal circumstances, the fund invests at least 80% of its assets in mortgage-backed securities. Current performance may be higher or lower than the performance data quoted. You can find the fund’s Prospectus and other information about the fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. There is a maximum sales load of 3.75% (“sales load”) on certain Class A subscriptions.

(2)	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4534-NLD-7/21/2016

Catalyst/Stone Beach Income Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	0.64%	2.23%
Class A with load	-4.11%	-1.47%
Class C	0.02%	1.44%
Class I	1.01%	2.49%
JP Morgan MBS Index(a)	4.40%	3.27%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 6.59% for Class A, 7.34% for Class C and 6.34% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The JP Morgan MBS Index tracks fixed-rate Mortgage Backed Securities “MBS” issued by FNMA, FHLMC and GNMA. Investors cannot invest directly in an Index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type	% of Net Assets
Federal Home Loan Mortgage Association	60.2%
Federal National Mortgage Association	26.2%
Government National Mortgage Association	3.3%
Private Collateralized Mortgage Obligation	0.4%
Other/Cash & Equivalents	9.9%
100.0%

July 1, 2016

Catalyst Time Value Trading Fund

Dear Fellow Shareholders,

In last year’s annual letter, The Catalyst Time Value Trading Fund (the “Fund”) was able to report positive returns that had outperformed the S&P500 index from the inception of the Fund. Fiscal year 2016 was a very challenging time for the Fund and our performance has lagged the performance of the S&P 500 index. The underperformance was largely due to large one directional market moves that occurred during several options cycles and the overall amount of volatility that we experienced during the year.

Our research shows that the strategies utilized by the Fund have the potential for the Fund to outperform the S&P 500 index over long periods of time, although its performance can deviate from the benchmark during any given short-term time period. We believe now is a great opportunity to be investing in the Fund, and as normal markets return so will our performance.

Investment Strategy

The Fund invests in options on S&P 500 Index Futures contracts. The Fund’s objective is to achieve capital appreciation, with low correlation to the equity markets, by implementing volatility based strategies, utilizing both long and short option positions. Our basic strategies are designed to profit from mismatches between implied volatility embedded in option prices and the actual volatility realized over specific timeframes. While the Fund generally writes short term options with average maturities of 14 to 30 days and purchases options with average maturities of 30 to 60 days, these timeframes will change given the Fund’s outlook for the S&P 500 Futures contract and anticipated increases in realized volatility.

Our programs (strategies) employ strict program disciplines, with a systematic framework for risk management. Our process establishes mean reversion parameters, applying fundamental macro-economic analysis, technical and market analysis, to assist in the initiation of portfolio positions, as well as intra-month adjustments and general opinion on market direction.

Because market behavior is not symmetrical, distribution of historical market performance is skewed. Consequently, extreme market moves are more likely to the downside than to the upside. Our risk assessment tools incorporate this reality in their measurement of risk, while being mindful of upside exposure as well. Given the never before seen extreme movements in volatility over the past year, we have increased our risk management strategies in order to help protect against downside risk as well as protect against sharp reversals and increased exposure to upside risk experienced over the last year. Portfolio risk is continually monitored via real-time scenario and portfolio stress analysis.

Fiscal Year 2016

Starting during the 3rd quarter of 2015 and continuing through the 1st quarter of 2016 we have witnessed an extremely difficult environment for our strategies. The markets experienced multiple large one directional moves over short periods of time without a significant retracement. Such increased exposure resulted in losses to the Fund as a result of closing positions to minimize further risk to the Fund. The VIX, the Chicago Board Options Exchange (CBOE) Volatility Index, also had unprecedented volatility and one directional moves over that time frame. These types of short term drastic moves are the worst type of environment for our program. Generally with such movements, the VIX will remain elevated allowing our strategies a quicker recovery from losses without taking on significant additional risk. During Fiscal Year 2016, the VIX responded somewhat differently and retreated to lower VIX levels much more rapidly that in the past resulting in longer recovery times. The markets and VIX have started to normalize in the 2nd quarter of 2016, as we expected they would but with the VIX at a less elevated level than prior years. While our performance is positive during the 2nd quarter, our recovery of prior losses is more prolonged than we would like but we are confident that such recovery will occur. Performance of fiscal year 2016 is set forth in the following table:

	2016 Fiscal Year	Since Inception (11/07/14)[2]
Class A	-19.89%	-6.59%
Class A with Sales Charge	-24.49%	-9.89%
Class C	-20.46%	-7.40%
Class I	-19.71%	-6.46%
S&P 500 Total Return Index[1]	3.99%	4.20%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary and Outlook

The 2016 fiscal year was very disappointing based on the short-term past of our performance figures. We believe over the long term our strategies have the potential to outperform the S&P Index on a consistent basis and provide an excellent vehicle for our investors.

Going forward, we are anticipating an increase to a more “normal” volatility environment, and have positioned the Fund accordingly. The types of markets that we have experienced over the past fiscal year have been extremes, but normal markets have started to and will continue to return. We are confident that over the long term our strategies will perform as expected. Should the increase in volatility materialize, we will continue to adjust maturities of our option positions, and continue to focus on providing uncorrelated alpha to our investors.

We’d like to thank all of the shareholders who have invested with us during this past year. We appreciate your confidence, as we navigate the balance of 2016, and beyond.

Sincerely,

Jeffrey M. Dean & Gerald L. Black

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Time Value Trading Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 11/07/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4543-NLD-7/22/2016

Catalyst Time Value Trading Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for each of the periods ended June 30, 2016, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	-19.89%	-6.59%
Class A with load	-24.49%	-9.89%
Class C	-20.46%	-7.40%
Class I	-19.71%	-6.46%
S&P 500 Total Return Index(a)	3.99%	4.20%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 3.01% for Class A, 3.76% for Class C and 2.76% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Short-Term Investments	93.5%
Other Assets / Liabilities	6.5%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 98.1%
	AEROSPACE/DEFENSE - 1.9%
3,250	HEICO Corp.	$217,133
5,800	Moog, Inc. *	312,736
		529,869
	APPAREL - 3.4%
50,000	Superior Uniform Group, Inc.	954,500

	AUTO PARTS & EQUIPMENT - 1.7%
18,000	Superior Industries International, Inc.	482,040

	BANKS - 13.9%
11,700	Eagle BanCorp Inc. *	562,887
17,300	Enterprise Financial Services Corp.	482,497
22,000	First Busey Corp.	470,580
27,900	First Financial BanCorp.	542,655
32,800	First Horizon National Corp.	451,984
20,000	Macatawa Bank Corp.	148,400
17,010	Southside Bancshares, Inc.	525,949
25,100	Talmer BanCorp., Inc.	481,167
6,000	Western Alliance BanCorp. *	195,900
		3,862,019
	BEVERAGES - 5.1%
22,500	National Beverage Corp. *	1,413,225

	BIOTECHNOLOGY - 0.9%
80,000	PDL BioPharma, Inc.	251,200

	BUILDING MATERIALS - 2.0%
7,400	Apogee Enterprises, Inc.	342,990
9,000	Continental Building Products, Inc. *	200,070
		543,060
	CHEMICALS - 2.0%
16,000	PolyOne Corp.	563,840

	COMMERCIAL SERVICES - 7.1%
5,400	Euronet Worldwide, Inc. *	373,626
7,300	FTI Consulting, Inc. *	296,964
30,000	HMS Holdings Corp. *	528,300
23,400	Medifast, Inc.	778,518
		1,977,408
	DISTRIBUTION/WHOLESALE - 2.3%
6,800	Pool Corp.	639,404

	DIVERSIFIED FINANANCIAL SERVICES - 2.6%
40,448	MMA Capital Management LLC *	728,873

	ELECTRICAL COMPONENTS & EQUIPTMENT - 0.8%
6,000	Advanced Energy Industries, Inc. *	227,760

	ENGINEERING & CONSTRUCTION - 2.1%
18,000	Comfort Systems USA, Inc.	586,260

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	FOOD - 5.8%
5,000	J&J Snack Foods Corp.	$596,350
8,000	Lancaster Colony Corp.	1,020,880
		1,617,230
	FOREST PRODUCTS & PAPER - 0.7%
3,000	Clearwater Paper Corp. *	196,110

	HEALTHCARE-PRODUCTS - 2.7%
10,000	Nevro Corp. * +	737,600

	HEALTHCARE-SERVICES - 1.5%
4,000	WellCare Health Plans, Inc. *	429,120

	HOME FURNISHINGS - 1.8%
15,000	Ethan Allen Interiors, Inc.	495,600

	HOUSEWARES - 1.1%
5,400	Tupperware Brands Corp.	303,912

	INTERNET - 3.2%
40,500	NIC, Inc.	888,570

	MEDIA - 0.9%
5,000	Meredith Corp.	259,550

	MISCELLANEOUS MANUFACTURING - 1.8%
9,000	Crane Co	510,480

	OFFICE FURNISHINGS - 1.8%
17,000	Herman Miller, Inc.	508,130

	OIL & GAS - 0.8%
3,000	Murphy USA, Inc. *	222,480

	PHARMACEUTICALS - 6.2%
23,000	Lifevantage Corp. *	312,800
25,000	Neogen Corp. *	1,406,250
		1,719,050
	REAL ESTATE INVESTMENTS TRUSTS - 4.4%
750	Alexander’s, Inc.	306,923
13,000	Chimera Investment Corp.	204,100
6,600	National Health Investors, Inc.	495,594
12,500	Retail Properties of America, Inc.	211,250
		1,217,867

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 98.1% (Continued)
	RETAIL - 9.9%
41,000	American Eagle Outfitters, Inc.	$653,130
10,200	Papa John’s International, Inc.	693,600
8,800	Popeyes Louisiana Kitchen, Inc. *	480,831
24,000	Ruth’s Hospitality Group, Inc.	382,800
9,000	Sally Beauty Holdings, Inc. *	264,690
27,300	Wendy’s Co.	262,626
		2,737,677
	SAVINGS & LOANS - 6.1%
57,300	Capitol Federal Financial, Inc.	799,335
13,500	EverBank Financial Corp.	200,610
5,200	First Defiance Financial Corp.	202,020
20,300	Washington Federal, Inc.	492,478
		1,694,443
	SEMICONDUCTORS - 1.8%
35,000	Intersil Corp.	473,900

	TELECOMMUNICATIONS - 1.2%
14,000	DigitalGlobe, Inc. *	299,460

	TRANSPORTATION - 0.6%
2,000	Landstar System, Inc.	137,320

	TOTAL COMMON STOCK (Cost - $24,851,467)	27,207,957

	SHORT-TERM INVESTMENTS - 5.0%
1,380,756	Fidelity Institutional Money Market Portfolio, Class I, 0.46% ** (a)	1,380,756
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,380,756)	1,380,756

	TOTAL INVESTMENTS - 103.1% (Cost - $26,232,223) (b)	$28,588,713
	LIABILITIES LESS OTHER ASSETS - (3.1)%	(866,021)
	NET ASSETS - 100.0%	$27,722,692

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016 is subject to change and resets daily.

+	Security, or a portion of the security, is out on loan at June 30, 2016. Total loaned securities had a value of $730,224 on June 30, 2016.

(a)	A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2016. Total collateral had a value of $776,808 on June 30, 2016.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $26,291,695 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,551,907
Unrealized depreciation:	(254,889)
Net unrealized appreciation:	$2,297,018

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 97.1%
	AEROSPACE/DEFENSE - 3.3%
360	TransDigm Group, Inc. *	$94,928

	AGRICULTURE - 3.6%
1,500	Altria Group, Inc.	103,440

	AIRLINES - 7.9%
2,850	Delta Air Lines, Inc.	103,826
3,200	Southwest Airlines Co.	125,472
		229,298
	BANKS - 6.8%
2,500	Bank of New York Mellon Corp.	97,125
5,200	Talmer Bancorp, Inc.	99,684
		196,809
	BEVERAGES - 3.3%
1,000	Dr Pepper Snapple Group, Inc.	96,630

	BIOTECHNOLOGY - 3.0%
1,450	Medivation, Inc. *	87,435

	CHEMICALS - 3.6%
740	Air Products & Chemicals, Inc.	105,110

	COMMERCIAL SERVICES - 2.3%
1,250	Total System Services, Inc.	66,388

	COMPUTERS - 2.6%
2,800	Genpact Ltd. *	75,152

	DISTRIBUTION/WHOLESALE - 2.9%
1,900	Fastenal Co.	84,341

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
450	Credit AcceptanceCorp. *	83,286

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.6%
2,000	Advanced Energy Industries, Inc. *	75,920

	FOOD - 3.5%
2,000	SyscoCorp.	101,480

	HEALTHCARE-PRODUCTS - 6.4%
1,000	IDEXX Laboratories, Inc. *	92,860
630	Thermo Fisher Scientific, Inc.	93,089
		185,949
	INSURANCE - 7.1%
1,500	Aflac, Inc.	108,240
900	Aon PLC	98,307
		206,547
	MISCELLANEOUS MANUFACTURING - 3.0%
500	3M Co.	87,560

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 97.1% (Continued)
	PHARMACEUTICALS - 3.8%
900	Johnson & Johnson	$109,170

	REAL ESTATE INVESTMENT TRUSTS - 3.6%
6,600	Chimera InvestmentCorp.	103,620

	RETAIL - 16.2%
700	Home Depot, Inc.	89,382
800	McDonald’sCorp.	96,272
500	O’Reilly Automotive, Inc. *	135,550
600	Ulta Salon Cosmetics & Fragrance, Inc. *	146,184
		467,388
	SOFTWARE - 5.9%
900	Citrix Systems, Inc. *	72,081
2,000	Ebix, Inc.	95,800
		167,881
	TELECOMMUNICATIONS - 2.8%
1,400	Verizon Communications, Inc.	78,176

	TOTAL COMMON STOCK (Cost - $2,704,257)	2,806,508

	SHORT-TERM INVESTMENTS - 2.9%
84,099	Fidelity Institutional Money Market Portfolio, Class I, 0.46% **	84,099
	TOTAL SHORT-TERM INVESTMENTS (Cost - $84,099)	84,099

	TOTAL INVESTMENTS - 100.0% (Cost - $2,788,356) (b)	$2,890,607
	OTHER ASSETS LESS LIABILITIES - 0.0%	912
	NET ASSETS - 100.0%	$2,891,519

Contracts (a)		Expiration Date - Exercise Price
	CALL OPTIONS WRITTEN - (3.9)% *
58	Alcoa, Inc.	07/15/2016 - $10	812
97	Amicus Therapeutics, Inc.	07/15/2016 - $6	1,698
11	Asbury Automotive Group, Inc.	07/15/2016 - $55	605
7	Autodesk, Inc.	07/15/2016 - $57.5	140
9	Capital One FinancialCorp.	07/15/2016 - $64	810
2	Chipotle Mexican Grill, Inc.	07/15/2016 - $390	3,874
3	CignaCorp.	07/15/2016 - $130	300
14	Citigroup, Inc.	07/15/2016 - $43	1,106
10	Deckers OutdoorCorp.	07/15/2016 - $58	1,125
58	Ensco PLC	07/15/2016 - $10	1,740
45	Fitbit, Inc.	07/15/2016 - $13	1,125
19	Fossil Group, Inc.	07/15/2016 - $31	380
23	GameStopCorp.	07/15/2016 - $26	2,300
69	Gogo, Inc.	07/15/2016 - $8.5	2,139
53	GoPro, Inc.	07/15/2016 - $11	2,067
20	Greenbrier Cos, Inc.	07/15/2016 - $30	1,500
10	Imperva, Inc.	07/15/2016 - $40	3,425
14	Invesco Ltd	07/15/2016 - $29	140
15	Ionis Pharmaceuticals, Inc.	07/15/2016 - $22	3,300
18	Lions Gate EntertainmentCorp.	07/15/2016 - $22	270
18	Macy’s, Inc.	07/15/2016 - $33	2,160
13	Methode Electronics, Inc.	07/15/2016 - $30	5,174
53	Nationstar Mortgage Holdings, Inc.	07/15/2016 - $11	3,048
64	NobleCorp. plc	07/15/2016 - $9	768
5	Palo Alto Networks, Inc.	07/15/2016 - $126	1,000
6	Perrigo Co. PLC	07/15/2016 - $96	585

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (3.9)% * (Continued)
22	Restoration Hardware Holdings, Inc.	07/15/2016 - $26	$6,270
53	Santander Consumer USA Holdings, Inc.	07/15/2016 - $11	1,192
25	Seagate Technology PLC	07/15/2016 - $23.5	3,275
13	Spirit Airlines, Inc.	07/15/2016 - $45	1,560
45	Square, Inc.	07/15/2016 - $9	1,710
14	Starz	07/15/2016 - $28	2,870
36	Swift Transportation Co.	07/15/2016 - $16	1,008
14	Targa ResourcesCorp.	07/15/2016 - $41	3,360
10	TESARO, Inc.	07/15/2016 - $40	44,300
3	Tesla Motors, Inc.	07/15/2016 - $200	4,140
31	Trinity Industries, Inc.	07/15/2016 - $18.5	1,643
9	TripAdvisor, Inc.	07/15/2016 - $64	1,422
15	Under Armour, Inc.	07/15/2016 - $38.5	2,940
5	Walgreens Boots Alliance, Inc.	07/15/2016 - $82.5	1,300
11	Williams-Sonoma, Inc.	07/15/2016 - $52.5	1,210
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $108,107) (b)		$119,791

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $2,680,909 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$216,418
Unrealized depreciation:	(126,511)
Net unrealized appreciation:	$89,907

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 99.6%
	AEROSPACE/DEFENSE - 3.3%
17,000	TransDigm Group, Inc. *	$4,482,730

	AGRICULTURE - 2.9%
56,000	Altria Group, Inc.	3,861,760

	AIRLINES - 4.0%
70,000	Delta Air Lines, Inc.	2,550,100
70,000	Southwest Airlines Co.	2,744,700
		5,294,800
	AUTO PARTS & EQUIPMENT - 0.7%
15,000	Delphi Automotive PLC	939,000

	BANKS - 5.3%
55,000	Bank of New York Mellon Corp	2,136,750
66,000	Citizens Financial Group, Inc.	1,318,680
161,000	Regions Financial Corp.	1,370,110
54,000	SunTrust Banks, Inc.	2,218,320
		7,043,860
	BEVERAGES - 1.7%
24,000	Dr Pepper Snapple Group,Inc.	2,319,120

	BIOTECHNOLOGY - 4.1%
19,000	Amgen, Inc.	2,890,850
11,000	Biogen, Inc. *	2,660,020
		5,550,870
	CHEMICALS - 0.5%
4,400	Air Products & Chemicals, Inc.	624,976

	COMMERCIAL SERVICES - 3.4%
12,000	Equifax, Inc.	1,540,800
28,000	Nielsen Holdings PLC	1,455,160
29,000	Total System Services, Inc.	1,540,190
		4,536,150
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
10,000	Ameriprise Financial, Inc.	898,500

	ELECTRICAL COMPONENT & EQUIPMENT - 1.4%
7,500	Acuity Brands, Inc.	1,859,700

	FOOD - 4.2%
42,500	Kroger Co.	1,563,575
23,000	Mondelez International, Inc. - Cl. A	1,046,730
60,000	Sysco Corp.	3,044,400
		5,654,705
	HAND/MACHINE TOOLS - 0.8%
9,000	Stanley Black & Decker Inc.	1,000,980

	HEALTHCARE-PRODUCTS - 2.4%
10,000	Edwards Lifesciences Corp. *	997,300
15,000	Thermo Fisher Scientific, Inc.	2,216,400
		3,213,700

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 99.6% (Continued)
	HEALTHCARE-SERVICES - 0.7%
13,000	HCA Holdings, Inc. *	$1,001,130

	HOUSEHOLD PRODUCTS/WARES - 1.1%
15,000	Church & Dwight Co., Inc.	1,543,350

	INSURANCE - 9.4%
43,100	Aflac, Inc.	3,110,096
28,000	Aon PLC	3,058,440
10,300	Berkshire Hathaway, Inc. *	1,491,337
14,000	Cincinnati Financial Corp.	1,048,460
25,000	Loews Corp.	1,027,250
41,000	Marsh & McLennan Cos, Inc.	2,806,860
		12,542,443
	LODGING - 1.0%
21,000	Marriott International, Inc.	1,395,660

	MEDIA - 2.4%
30,000	Time Warner, Inc.	2,206,200
10,000	Walt Disney Co.	978,200
		3,184,400
	MISCELLANEOUS MANUFACTURING - 3.6%
6,000	3M Co.	1,050,720
73,000	General Electric Co.	2,298,040
14,000	Illinois Tool Works, Inc.	1,458,240
		4,807,000
	PHARMACEUTICALS - 7.6%
7,000	Allergan plc *	1,617,630
38,000	Cardinal Health, Inc.	2,964,380
26,000	Johnson & Johnson	3,153,800
13,000	McKesson Corp.	2,426,450
		10,162,260
	PIPELINES - 0.6%
5,500	Buckeye Partners LP	386,815
13,000	Cheniere Energy Partners LP	389,740
		776,555
	REITS - 1.2%
5,000	Simon Property Group Inc.	1,084,500
7,200	Welltower, Inc.	548,424
		1,632,924
	RETAIL - 23.9%
6,500	Advance Auto Parts, Inc.	1,050,595
3,850	AutoZone, Inc. *	3,056,284
6,500	Costco Wholesale Corp.	1,020,760
37,000	Dollar General Corp.	3,478,000
21,500	Home Depot, Inc.	2,745,335
23,000	McDonald’s Corp.	2,767,820
15,000	O’Reilly Automotive, Inc. *	4,066,500
37,000	Target Corp.	2,583,340
38,000	Tractor Supply Co.	3,464,840
19,500	Ulta Salon Cosmetics & Fragrance, Inc. *	4,750,980
36,000	Yum! Brands, Inc.	2,985,120
		31,969,574

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 99.6% (Continued)
	SEMICONDUCTORS - 1.7%
43,000	QUALCOMM, Inc.	$2,303,510

	SOFTWARE - 4.7%
17,000	ANSYS, Inc. *	1,542,750
34,000	Citrix Systems, Inc. *	2,723,060
86,000	First Data Corp. - Cl. A *	952,020
9,500	Fiserv, Inc. *	1,032,935
		6,250,765
	TELECOMMUNICATIONS - 3.6%
37,000	AT&T, Inc.	1,598,770
58,000	Verizon Communications, Inc.	3,238,720
		4,837,490
	WATER - 2.7%
42,500	American Water Works Co., Inc.	3,591,675

	TOTAL COMMON STOCK (Cost - $127,999,867)	133,279,587

	SHORT-TERM INVESTMENTS - 0.9%
1,141,823	Fidelity Institutional Money Market Portfolio, Class I, 0.46% **	1,141,823
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,141,823)	1,141,823

	TOTAL INVESTMENTS - 100.5% (Cost - $129,141,690) (a)	$134,421,410
	LIABILITIES LESS OTHER ASSETS - (0.5)%	(667,600)
	NET ASSETS - 100.0%	$133,753,810

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

LP - Limited Partnership

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $129,584,209 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$8,930,544
Unrealized depreciation:	(4,093,343)
Net unrealized appreciation:	$4,837,201

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 116.6%
	AEROSPACE/DEFENSE - 6.4%
1,410	TransDigm Group, Inc. * +	$371,803

	AGRICULTURE - 1.1%
920	Altria Group, Inc. +	63,443

	BANKS - 14.7%
2,100	Bank of New York Mellon Corp. +	81,585
6,010	Bank of the Ozarks, Inc. +	225,495
5,500	Citizens Financial Group +	109,890
4,240	QCR Holdings, Inc. +	115,286
9,200	Regions Financial Corp. +	78,292
3,000	SunTrust Banks, Inc. +	123,240
6,500	Talmer Bancorp, Inc. +	124,605
		858,393
	BIOTECHNOLOGY - 1.0%
385	Amgen, Inc. +	58,578

	CHEMICALS - 1.0%
420	Air Products & Chemicals, Inc. +	59,657

	COMPUTERS - 7.7%
605	Equifax, Inc. +	77,682
4,700	Medifast, Inc. +	156,369
1,270	Nielsen Holdings PLC +	66,002
2,800	Total System Services, Inc. +	148,708
		448,761
	COMPUTERS - 2.3%
2,800	Leidos Holdings, Inc. +	134,036

	DISTRIBUTION/WHOLESALE - 1.2%
745	Pool Corp. +	70,052

	DIVERSIFIED FINANCIAL SERVICES - 14.7%
1,110	Credit Acceptance Corp. * +	205,439
36,267	MMA Capital Management LLC * +	653,531
		858,970
	ELECTRIC - 1.1%
990	WEC Energy Group, Inc. +	64,647

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.6%
4,000	Advanced Energy Industries, Inc. * +	151,840

	FOOD - 2.2%
1,560	Kroger Co. +	57,392
1,340	Sysco Corp. +	67,992
		125,384
	HEALTHCARE-PRODUCTS - 5.4%
1,800	IDEXX Laboratories, Inc. * +	167,148
1,000	Thermo Fisher Scientific, Inc. +	147,760
		314,908

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 116.6% (Continued)
	INSURANCE - 7.5%
1,890	Aflac, Inc. +	$136,382
2,500	Loews Corp. +	102,725
1,025	Marsh & McLennan Co.’s, Inc. +	70,172
6,700	Old Republic International Corp. +	129,243
		438,522
	PHARMACEUTICALS - 1.9%
745	Cardinal Health, Inc. +	58,118
1,480	Owens & Minor, Inc. +	55,322
		113,440
	PIPELINES - 2.4%
4,000	Holly Energy Partners LP +	138,600

	REITS - 5.5%
6,000	Chimera Investment Corp. +	94,200
3,100	Equity Commonwealth * +	90,303
1,980	Healthcare Realty Trust, Inc. +	69,280
2,260	STORE Capital Corp. +	66,557
		320,340
	RETAIL - 20.7%
6,000	American Eagle Outfitters, Inc. +	95,580
455	AutoZone, Inc. * +	361,197
850	Dollar General Corp. +	79,900
535	Domino’s Pizza, Inc. +	70,288
490	Home Depot, Inc. +	62,568
1,000	McDonald’s Corp. +	120,340
710	O’Reilly Automotive, Inc. * +	192,481
1,900	Target Corp. +	132,658
1,100	Yum! Brands, Inc. +	91,212
		1,206,224
	SAVINGS & LOANS - 1.6%
6,600	Capitol Federal Financial, Inc. +	92,070

	SOFTWARE - 10.7%
1,600	ANSYS, Inc. * +	145,200
10,000	Ebix, Inc. +	479,000
		624,200
	TELECOMMUNICATIONS - 3.7%
1,560	AT&T, Inc. +	67,408
2,700	Verizon Communications, Inc. +	150,768
		218,176
	WATER - 1.2%
850	American Water Works Co. +	71,834

	TOTAL COMMON STOCK (Cost - $6,259,322)	6,803,878

	TOTAL INVESTMENTS - 116.6% (Cost - $6,259,322) (a)	$6,803,878
	LIABILITIES LESS OTHER ASSETS - (16.6)%	(978,413)
	NET ASSETS - 100.0%	$5,825,465

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SECURITIES SOLD SHORT - (66.2)% *
	COMMON STOCK - (66.2)%
	AGRICULTURE - (3.8)%
12,400	Limoneira Co.	$218,488

	AUTO MANUFACTURERS - (1.6)%
450	Tesla Motors, Inc.	95,526

	AUTO PARTS & EQUIPMENT - (3.9)%
3,000	BorgWarner, Inc.	88,560
1,700	Gentherm, Inc.	69,309
2,000	Strattec Security Corp.	68,500
		226,369
	BIOTECHNOLOGY - (4.7)%
600	Alexion Pharmaceuticals, Inc.	70,056
2,000	Kite Pharma, Inc.	100,000
3,500	Sage Therapeutics, Inc.	105,455
		275,511
	BUILDING MATERIALS - (3.0)%
9,000	Builders FirstSource, Inc.	101,250
3,700	Summit Materials, Inc.	75,702
		176,952
	CHEMICALS - (4.4)%
24,000	Landec Corp.	258,240

	COMMERCIAL SERVICES - (1.7)%
11,000	Square, Inc.	99,550

	DIVERSIFIED FINANCIAL SERVICES - (6.1)%
1,900	AerCap Holdings	63,821
2,800	Financial Engines, Inc.	72,436
3,100	Virtus Investment Partners, Inc.	220,658
		356,915
	ELECTRIC - (1.7)%
1,200	Entergy Corp.	97,620

	ELECTRONICS - (1.7)%
9,000	GoPro, Inc.	97,290

	ENTERTAINMENT - (1.3)%
3,600	Lions Gate Entertainment Corp.	72,828

	HEALTHCARE-PRODUCTS - (4.7)%
3,000	Integer Holdings Corp.	92,790
6,000	Wright Medical Group	104,220
2,800	Zeltiq Aesthetics, Inc.	76,524
		273,534
	HOME BUILDERS - (1.3)%
4,000	M/I Homes, Inc.	75,320

	INTERNET - (3.1)%
1,800	Wayfair, Inc.	70,200
3,000	Yahoo!, Inc.	112,680
		182,880
	MACHINERY-DIVERSIFIED - (1.3)%
5,000	DXP Enterprises, Inc.	74,650

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SECURITIES SOLD SHORT - (66.2)% (Continued) *
	COMMON STOCK - (66.2)% (Continued)
	OIL & GAS - (8.9)%
8,290	Cheniere Energy, Inc.	$311,290
6,000	Delek US Holdings, Inc.	79,260
3,600	Noble Energy, Inc.	129,132
		519,682
	PACKAGING & CONTAINERS - (1.3)%
1,200	Multi-Color Corp.	76,080

	PRIVATE EQUITY - (1.9)%
4,400	Blackstone Group LP	107,976

	REITS - (1.9)%
7,000	American Capital Mortgage Investment Corp.	110,530

	RETAIL - (1.3)%
9,000	TravelCenters of America LLC	73,440

	SOFTWARE - (1.7)%
1,800	Autodesk, Inc.	97,452

	TELECOMMUNICATIONS - (1.3)%
600	Palo Alto Networks, Inc.	73,584

	TRANSPORTATION - (3.6)%
1,700	Atlas Air Worldwide Holdings, Inc.	70,414
7,500	Celadon Group, Inc.	61,275
3,500	Echo Global Logistics, Inc.	78,470
		210,159

	TOTAL COMMON STOCK (Cost - $3,742,310)	3,850,576

	TOTAL SECURITIES SOLD SHORT (Proceeds - $3,742,310) (a)	$3,850,576

PLC - Public Limited Company

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for securities sold short.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, is $2,524,003 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$809,822
Unrealized depreciation:	(380,523)
Net unrealized appreciation:	$429,299

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED - 1.4% *
	PUT OPTIONS PURCHASED - 0.2%
150	Alerian MLP ETF	07/15/2016 - $9	$750
50	Corn Future, Maturing August 2016 +	07/22/2016 - $330	1,250
50	Corn Future, Maturing August 2016 +	07/22/2016 - $365	24,687
10	Gold Future, Maturing August 2016 +	07/26/2016 - $1,155	100
45	Gold Future, Maturing August 2016 +	07/26/2016 - $1,160	450
10	Gold Future, Maturing August 2016 +	07/26/2016 - $1,175	200
20	Gold Future, Maturing September 2016 +	08/25/2016 - $1,095	400
40	Gold Future, Maturing September 2016 +	08/25/2016 - $1,100	1,200
10	Gold Future, Maturing September 2016 +	08/25/2016 - $1,105	300
20	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,400	1,250
20	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,425	1,500
20	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,500	3,500
	TOTAL PUT OPTIONS PURCHASED (Cost - $168,369)		35,587

	CALL OPTIONS PURCHASED - 1.2%
150	Corn Future, Maturing September 2016 +	08/26/2016 - $500	7,500
200	Corn Future, Maturing September 2016 +	08/26/2016 - $540	5,000
75	Corn Future, Maturing September 2016 +	08/26/2016 - $550	1,875
300	Corn Future, Maturing September 2016 +	08/26/2016 - $560	5,625
20	Crude Oil Future, Maturing September 2016 +	08/17/2016 - $52.50	22,800
25	Crude Oil Future, Maturing September 2016 +	08/17/2016 - $59.50	3,500
70	Crude Oil Future, Maturing September 2016 +	08/17/2016 - $60.00	8,400
75	Crude Oil Future, Maturing September 2016 +	08/17/2016 - $60.50	7,500
65	Crude Oil Future, Maturing October 2016 +	09/15/2016 - $62.00	16,250
15	Crude Oil Future, Maturing October 2016 +	09/15/2016 - $62.50	3,300
30	Gold Future, Maturing August 2016 +	07/26/2016 - $1,325	61,500
40	Gold Future, Maturing August 2016 +	07/26/2016 - $1,460	4,400
20	Gold Future, Maturing August 2016 +	07/26/2016 - $1,475	1,800
15	Gold Future, Maturing September 2016 +	08/25/2016 - $1,450	9,750
5	Gold Future, Maturing September 2016 +	08/25/2016 - $1,460	2,900
20	Gold Future, Maturing September 2016 +	08/25/2016 - $1,470	10,200
20	Gold Future, Maturing September 2016 +	08/25/2016 - $1,475	9,600
40	Gold Future, Maturing September 2016 +	08/25/2016 - $1,490	15,600
10	Gold Future, Maturing September 2016 +	08/25/2016 - $1,500	3,500
20	Gold Future, Maturing October 2016 +	09/27/2016 - $1,500	15,200
	TOTAL CALL OPTIONS PURCHASED (Cost - $422,448)		216,200

	TOTAL OPTIONS PURCHASED (Cost - $590,817)		251,787

Shares
	SHORT-TERM INVESTMENTS - 94.6%
5,939,005	Fidelity Prime Money Market Portfolio, Class I, 0.48% ** + ^	5,939,005
1,100,734	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,734
1,100,737	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,737
1,100,734	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,734
1,100,737	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,737
1,100,732	TCG US Government Advantage Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,732
1,100,731	TCG US Government Max Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,731
1,100,727	TCG US Government Premier Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,727
1,100,733	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,733
1,100,729	TCG US Government Select Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,729
1,100,739	TCG US Government Ultra Money Market Fund, Institutional Class, 0.39% ** ^ ++	1,100,739

	TOTAL SHORT-TERM INVESTMENTS (Cost - $16,946,338)	16,946,338

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Value

TOTAL INVESTMENTS - 96.0% (Cost - $17,537,155) (b)	$17,198,125
OTHER ASSETS LESS LIABILITIES - 4.0%	705,170
NET ASSETS - 100.0%	$17,903,295

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (1.1)% *
	PUT OPTIONS WRITTEN - (0.2)%
150	Corn Future, Maturing August 2016 +	07/22/2016 - $350	$26,250
30	Gold Future, Maturing August 2016 +	07/26/2016 - $1,080	300
60	Gold Future, Maturing August 2016 +	07/26/2016 - $1,110	600
110	Gold Future, Maturing August 2016 +	07/26/2016 - $1,120	1,100
45	Gold Future, Maturing August 2016 +	07/26/2016 - $1,130	450
30	Gold Future, Maturing August 2016 +	07/26/2016 - $1,135	300
50	Gold Future, Maturing August 2016 +	07/26/2016 - $1,150	500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $144,550)		29,500

	CALL OPTIONS WRITTEN - (0.9)%
300	Corn Future, Maturing August 2016 +	07/22/2016 - $495	1,875
325	Corn Future, Maturing August 2016 +	07/22/2016 - $500	2,031
200	Corn Future, Maturing September 2016 +	08/26/2016 - $590	2,500
15	Crude Oil Future, Maturing August 2016 +	07/15/2016 - $54	1,350
100	Crude Oil Future, Maturing August 2016 +	07/15/2016 - $54.50	7,000
165	Crude Oil Future, Maturing August 2016 +	07/15/2016 - $55	9,900
85	Crude Oil Future, Maturing August 2016 +	07/15/2016 - $55.50	4,250
40	Crude Oil Future, Maturing August 2016 +	07/15/2016 - $56	1,600
20	Crude Oil Future, Maturing September 2016 +	08/17/2016 - $56	8,200
20	Gold Future, Maturing August 2016 +	07/26/2016 - $1,350	23,800
95	Gold Future, Maturing August 2016 +	07/26/2016 - $1,375	63,650
95	Gold Future, Maturing August 2016 +	07/26/2016 - $1,395	38,950
5	Gold Future, Maturing August 2016 +	07/26/2016 - $1,450	650
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $556,320)		165,756

	TOTAL OPTIONS WRITTEN (Premiums Received - $700,870) (b)		$195,256

ETF - Exchange Traded Fund

MLP - Master Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	All or a portion of this investment is a holding of the CHCSF Fund Limited CFC.

++	An affiliate of the Advisor.

^	All or a portion of this investment is segregated as collateral for any derivatives the fund may hold.

(a)	Each contract is equivalent to one underlying futures contract.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put and call options written, is $17,009,019 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(6,150)
Net unrealized depreciation:	$(6,150)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	PURCHASED OPTIONS - 8.2% *
	PUT OPTIONS PURCHASED - 0.3%
1	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $1,425	$25
14,250	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,400	890,625
7,987	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,425	599,025
7,750	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,450	581,250
1,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,475	87,500
8,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,500	700,000
1,500	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,400	187,500
1,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,475	162,500
8,500	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,500	1,487,500
2,000	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $1,450	425,000
1,000	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $1,475	237,500
4,000	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $1,500	1,100,000
4,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $1,500	1,700,000
1,000	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $1,475	550,000
2,000	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $1,500	1,250,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $47,863,937)		9,958,425

	CALL OPTIONS PURCHASED - 7.9%
100	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,225	3,750
5,500	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,250	206,250
12,000	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,300	150,000
825	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,400	10,312
3,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,125	9,450,000
8,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,130	21,400,000
5,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,135	11,250,000
1,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,140	1,875,000
200	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,260	12,500
1,800	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,265	112,500
500	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,275	25,000
450	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,300	22,500
3,300	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,325	123,750
2,200	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,400	27,500
3,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,140	11,850,000
26,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,250	3,900,000
6,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,275	600,000
1,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,165	4,462,500
2,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,170	6,500,000
1,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,175	3,375,000
500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,180	975,000
4,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,275	675,000
1,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,150	5,775,000
2,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,155	10,500,000
3,500	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,160	16,712,500
1,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,165	4,325,000
2,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,170	7,750,000
2,450	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,175	8,513,750
1,550	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,180	4,805,000
2,500	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,185	6,875,000
1,000	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,165	4,800,000
4,750	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,170	20,662,500
6,750	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,175	26,493,750
5,500	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,180	19,525,000
2,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,160	14,150,000
600	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,165	3,930,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	PURCHASED OPTIONS - 8.2% (Continued) *
	CALL OPTIONS PURCHASED - 7.9%
1,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,170	$6,050,000
1,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,175	5,575,000
2,500	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,190	10,687,500
2,300	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,195	8,970,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $352,156,694)		263,106,562

	TOTAL PURCHASED OPTIONS (Cost - $400,020,631)		273,064,987

Principal
	UNITED STATES GOVERNMENT SECURITIES - 51.8%
$100,000,000	United States Treasury Notes, 0.750%, 10/31/2017 +	100,242,200
100,000,000	United States Treasury Notes, 1.125%, 06/15/2018 +	101,003,900
100,000,000	United States Treasury Notes, 1.000%, 09/15/2018 +	100,812,500
100,000,000	United States Treasury Notes, 1.250%, 11/15/2018 +	101,406,200
100,000,000	United States Treasury Notes, 1.375%, 11/30/2018 +	101,730,500
100,000,000	United States Treasury Notes, 1.500%, 12/31/2018 +	102,062,500
300,000,000	United States Treasury Notes, 1.125%, 01/15/2019 +	303,363,300
50,000,000	United States Treasury Notes, 1.250%, 01/31/2019 +	50,738,300
50,000,000	United States Treasury Notes, 1.500%, 01/31/2019 +	51,044,900
100,000,000	United States Treasury Notes, 0.750%, 02/15/2019	100,195,300
100,000,000	United States Treasury Notes, 1.375%, 02/28/2019	101,816,400
50,000,000	United States Treasury Notes, 1.500%, 02/28/2019 +	51,070,300
200,000,000	United States Treasury Notes, 0.875%, 04/15/2019 +	200,953,200
150,000,000	United States Treasury Notes, 0.875%, 05/15/2019	150,720,750
100,000,000	United States Treasury Notes, 1.625%, 08/31/2019 +	102,714,800
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $1,706,277,540)	1,719,875,050

Shares
	SHORT-TERM INVESTMENTS - 18.6%
	MONEY MARKET FUNDS - 18.6%
345,583,398	Fidelity Prime Money Market Portfolio, Institutional Class, 0.48% **	345,583,398
26,940,635	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.39% (b) **	26,940,635
26,940,829	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.39% (b) **	26,940,829
26,940,622	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.39% (b) **	26,940,622
26,940,761	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.39% (b) **	26,940,761
26,940,717	TCG US Government Advantage Money Market Fund, Institutional Class, 0.39% (b) **	26,940,717
26,940,595	TCG US Government Max Money Market Fund, Institutional Class, 0.39% (b) **	26,940,595
26,940,402	TCG US Government Premier Money Market Fund, Institutional Class, 0.39% (b) **	26,940,402
26,940,596	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.39% (b) **	26,940,596
26,940,486	TCG US Government Select Money Market Fund, Institutional Class, 0.39% (b) **	26,940,486
26,940,859	TCG US Government Ultra Money Market Fund, Institutional Class, 0.39% (b) **	26,940,859
	TOTAL SHORT-TERM INVESTMENTS (Cost - $614,989,900)	614,989,900

	TOTAL INVESTMENTS - 78.6% (Cost - $2,721,288,071) (c)	$2,607,929,937
	OTHER ASSETS LESS LIABILITIES - 21.4%	710,507,718
	NET ASSETS - 100.0%	$3,318,437,655

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (7.0)% *
	PUT OPTIONS WRITTEN - (0.1)%
2,000	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $1,725	$125,000
1,000	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $1,730	75,000
545	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,650	88,563
3,455	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,675	647,813
2,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $1,750	550,000
2,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,650	725,000
3,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $1,750	2,137,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $18,567,500)		4,348,875

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (7.0)% (Continued) *
	CALL OPTIONS WRITTEN - (6.9)%
26,775	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,170	$4,016,250
12,000	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,175	1,500,000
8,500	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,180	850,000
500	S&P 500 Index Future, Maturing September 2016	07/15/2016 - $2,400	6,250
9,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,175	3,712,500
24,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,180	7,800,000
15,000	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,185	3,937,500
9,250	S&P 500 Index Future, Maturing September 2016	07/29/2016 - $2,190	1,965,625
1,375	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,175	1,856,250
4,875	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,180	5,606,250
5,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,185	4,875,000
6,000	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,190	4,875,000
500	S&P 500 Index Future, Maturing September 2016	08/19/2016 - $2,195	343,750
4,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,215	2,925,000
7,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,220	4,125,000
4,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,225	2,137,500
1,500	S&P 500 Index Future, Maturing September 2016	08/31/2016 - $2,230	618,750
3,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,200	5,550,000
7,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,205	11,200,000
10,500	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,210	14,700,000
4,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,215	4,800,000
7,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,220	7,262,500
8,350	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,225	7,515,000
4,650	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,230	3,603,750
3,000	S&P 500 Index Future, Maturing September 2016	09/16/2016 - $2,235	1,987,500
3,000	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,215	4,725,000
14,250	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,220	19,593,750
20,250	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,225	24,046,875
16,500	S&P 500 Index Future, Maturing September 2016	09/30/2016 - $2,230	17,118,750
6,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,210	17,250,000
1,800	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,215	4,680,000
3,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,220	6,975,000
3,000	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,225	6,225,000
7,500	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,240	10,875,000
6,900	S&P 500 Index Future, Maturing December 2016	10/21/2016 - $2,245	8,797,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $455,422,500)		228,056,250

	TOTAL OPTIONS WRITTEN (Premiums Received - $473,990,000) (c)		$232,405,125

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	All or a portion of security held as collateral for open options contracts.

(a)	Each contract is equivalent to one of the underlying futures contract.

(b)	An affiliate of the Advisor.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $2,361,927,302 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$13,597,510
Unrealized depreciation:	—
Net unrealized appreciation:	$13,597,510

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 78.1%
	BANKS - 7.3%
$26,000	Citigroup, Inc.	2.550	4/8/2019	$26,556
23,000	JPMorgan Chase & Co.	2.350	1/28/2019	23,574
				50,130
	BIOTECHNOLOGY - 7.4%
22,000	Amgen, Inc.	5.700	2/1/2019	24,348
26,000	Celgene Corp.	2.250	5/15/2019	26,416
				50,764
	CHEMICALS - 4.4%
30,000	Albemarle Corp.	3.000	12/1/2019	30,315

	COMMERCIAL SERVICES - 9.0%
25,000	Hertz Corp.	4.250	4/1/2018	25,281
35,000	Western Union Co.	3.350	5/22/2019	35,909
				61,190
	COMPUTERS - 3.7%
25,000	Hewlett-Packard Co.	2.750	1/14/2019	25,329

	COSMETICS/PERSONAL CARE - 3.4%
24,000	Avon Products, Inc.	5.750	3/1/2018	23,550

	DIVERSIFIED FINANCIAL SERVICES - 6.0%
45,000	FXCM, Inc.	2.250	6/15/2018	15,583
25,000	Synchrony Financial	3.000	8/15/2019	25,399
				40,982
	ELECTRONICS - 3.5%
25,000	Kemet Corp.	10.500	5/1/2018	23,844

	HEALTHCARE-PRODUCTS - 3.7%
25,000	Boston Scientific Corp.	2.650	10/1/2018	25,541

	MISCELLANEOUS MANUFACTURING - 1.4%
10,000	Harsco Corp.	5.750	5/15/2018	9,450

	OFFICE/BUSINESS EQUIPMENT - 7.7%
50,000	Pitney Bowes, Inc.	4.750	5/15/2018	52,724

	PRIVATE EQUITY - 6.3%
43,000	Icahn Enterprises LP	3.500	3/15/2017	43,108

	SOFTWARE - 3.0%
20,000	Fiserv, Inc.	2.700	6/1/2020	20,627

	TELECOMMUNICATIONS - 11.3%
75,000	Sprint Communications, Inc.	8.375	8/15/2017	76,875

	TOTAL CORPORATE BONDS (Cost - $550,524)			534,429

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 22.6%
154,275	Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.48% *	$154,275
	TOTAL SHORT-TERM INVESTMENTS (Cost - $154,275)	154,275

	TOTAL INVESTMENTS - 100.7% (Cost - $704,799) (a)	$688,704
	LIABILITIES LESS OTHER ASSETS - (0.7)%	(5,062)
	NET ASSETS - 100.0%	$683,642

LP - Limited Partnership

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $705,178 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,270
Unrealized depreciation:	(21,744)
Net unrealized depreciation:	$(16,474)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INTELLIGENT ALTERNATIVE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	MUTUAL FUNDS - 97.5%
	ALTERNATIVE FUNDS - 39.4%
14,259	Catalyst Hedged Commodity Strategy Fund , Classs I *+	$155,712
20,120	Catalyst Time Value Trading Fund, Class I *+	152,719
16,468	Catalyst/Auctos Managed Futures Multi-Strategy Fund, Class I *+	256,080
		564,511
	ASSET ALLOCATION FUNDS - 47.8%
24,948	Catalyst Hedged Futures Strategy Fund, Class I +	286,655
16,551	Catalyst Macro Strategy Fund, Class I +	165,340
8,210	Catalyst/Millburn Hedge Strategy Fund, Class I *+	234,154
		686,149
	EQUITY FUND - 10.3%
15,896	Catalyst Insider Long/Short Fund, Class I *+	148,155

	TOTAL MUTUAL FUNDS (Cost - $1,403,509)	1,398,815

	SHORT-TERM INVESTMENTS - 2.5%
35,941	Fidelity Institutional Money Market Government Portfolio, Class I, 0.26% **	35,941
	TOTAL SHORT-TERM INVESTMENTS (Cost - $35,941)	35,941

	TOTAL INVESTMENTS - 100.0% (Cost - $1,439,450) (a)	$1,434,756
	LIABILITIES LESS OTHER ASSETS - (0.0%)	(140)
	NET ASSETS - 100.0%	$1,434,616

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	Affiliated company.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,439,450 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$68,875
Unrealized depreciation:	(73,569)
Net unrealized depreciation:	$(4,694)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 85.1%
	AGRICULTURE - 1.1%
270	Turning Point Brands, Inc. *	$2,773

	AUTO MANUFACTURERS - 2.6%
207	Fiat Chrysler Automobiles NV	1,267
181	General Motors Co.	5,122
		6,389
	AUTO PARTS & EQUIPMENT - 0.9%
37	Delphi Automotive PLC	2,316

	BANKS - 2.8%
300	Grupo Supervielle SA - ADR *	3,837
140	Midland States Bancorp, Inc. *	3,037
		6,874
	BIOTECHNOLOGY - 2.9%
165	Corvus Pharmaceuticals, Inc. *	2,353
130	Editas Medicine, Inc. *	3,172
182	Syndax Pharmaceuticals, Inc. *	1,793
		7,318
	BUILDING MATERIALS - 1.9%
210	Armstrong Flooring, Inc. *	3,560
21	Fortune Brands Home & Security, Inc.	1,217
		4,777
	CHEMICALS - 3.9%
31	Axalta Coating Systems Ltd. *	822
155	GCP Applied Technologies, Inc. *	4,036
140	Ingevity Corp. *	4,766
		9,624
	COMMERCIAL SERVICES - 6.4%
32	Aramark	1,069
240	Cotiviti Holdings, Inc. *	5,071
80	PayPal Holdings, Inc. *	2,921
162	TransUnion *	5,417
25	Vantiv Inc. - Cl. A *	1,415
		15,893
	COMPUTERS - 1.4%
245	SecureWorks Corp. - Cl. A *	3,454

	COSMETICS/PERSONAL CARE - 0.5%
47	Coty, Inc. - Cl. A	1,222

	DISTRIBUTION/WHOLESALE - 1.5%
110	SiteOne Landscape Supply, Inc. *	3,739

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
120	Bats Global Markets, Inc. *	3,083
96	Synchrony Financial *	2,427
		5,510

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 85.1% (Continued)
	FOOD - 7.4%
217	Blue Buffalo Pet Products, Inc. *	$5,065
93	Kraft Heinz Co.	8,229
188	Performance Food Group Co. *	5,059
		18,353
	FOOD SERVICE - 1.5%
150	US Foods Holding Corp. *	3,636

	HEALTHCARE-PRODUCTS - 3.0%
250	Nuvectra Corp. *	1,850
95	Penumbra, Inc. *	5,653
		7,503
	HEALTHCARE-SERVICES - 3.1%
135	American Renal Associates Holdings, Inc. *	3,911
48	HCA Holdings, Inc. *	3,696
		7,607
	INSURANCE - 0.3%
30	Voya Financial, Inc.	743

	INTERNET - 7.9%
83	Facebook, Inc. - Cl. A *	9,485
18	Liberty Ventures *	667
275	Match Group, Inc. *	4,146
116	Shopify, Inc. - Cl. A *	3,568
97	Twitter, Inc. *	1,640
		19,506
	LEISURE TIME - 2.2%
30	Norwegian Cruise Line Holdings Ltd. *	1,195
229	Planet Fitness, Inc. - Cl. A *	4,324
		5,519
	LODGING - 2.3%
117	Hilton Worldwide Holdings, Inc.	2,636
137	Red Rock Resorts, Inc. - Cl. A *	3,011
		5,647
	MACHINERY-DIVERSIFIED - 1.3%
190	Manitowoc Foodservice, Inc. *	3,348

	MEDIA - 0.7%
4	Liberty Braves Group *	60
11	Liberty Media Group *	211
44	Liberty SiriusXM Group *	1,380
		1,651
	OIL & GAS - 2.7%
37	Antero Resources Corp. *	961
73	Phillips 66	5,792
		6,753

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 85.1% (Continued)
	PHARMACEUTICALS - 10.6%
130	AbbVie, Inc.	$8,048
105	Avexis, Inc. *	3,992
85	BeiGene Ltd. - ADR *	2,533
230	Hutchison China MediTech Ltd. - ADR *	3,025
250	Proteostasis Therapeutics, Inc. *	3,032
16	Quintiles Transnational Holdings, Inc. *	1,045
8	Shire PLC	1,473
67	Zoetis, Inc. - Cl. A	3,180
		26,328
	REITS - 1.5%
136	MGM Growth Properties LLC - Cl. A	3,628

	RETAIL - 5.5%
290	Duluth Holdings, Inc. - Cl. B *	7,093
180	GMS, Inc. *	4,005
63	Restaurant Brands International, Inc.	2,621
		13,719
	SOFTWARE - 4.4%
21	CDK Global, Inc.	1,165
44	IMS Health Holdings, Inc. *	1,116
20	ServiceNow, Inc. *	1,328
200	Twilio, Inc. - Cl. A *	7,300
		10,909
	TELECOMMUNICATIONS - 2.6%
130	Acacia Communications, Inc. *	5,192
11	Palo Alto Networks, Inc. *	1,349
		6,541

	TOTAL COMMON STOCK (Cost - $183,412)	211,280

	EXCHANGE TRADED FUND - 6.1%
	EQUITY FUND - 6.1%
300	First Trust US IPO Index Fund	15,156
	TOTAL EXCHANGE TRADED FUND (Cost - $15,317)	15,156

	SHORT-TERM INVESTMENTS - 10.1%
25,136	Fidelity Prime Money Market Portfolio, Class I, 0.48% **	25,136
	TOTAL SHORT-TERM INVESTMENTS (Cost - $25,136)	25,136

	TOTAL INVESTMENTS - 101.3% (Cost - $223,865) (a)	$25,572
	LIABILITIES LESS OTHER ASSETS - (1.3)%	(3,166)
	NET ASSETS - 100.0%	$248,406

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $223,865 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$34,826
Unrealized depreciation:	(7,119)
Net unrealized appreciation:	$27,707

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 3.4%
	DIVERSIFIED FINANCIAL SERVICES - 3.4%
160,000	MMA Capital Management LLC *	$2,883,200

	HEALTHCARE-PRODUCTS - 0.0%
18,450	BSP Biological Signal Processing Ltd. *	3,590

	PRIVATE EQUITY - 0.0%
11,437	Xenia Venture Capital Ltd. *	3,051

	REAL ESTATE - 0.0%
15,500	Direct Capital Investments Ltd. *	2,855

	TOTAL COMMON STOCK (Cost - $2,730,418)	2,892,696

	PREFERRED STOCK - 1.4%
	TRANSPORTATION - 1.4%
69,186	Navios Maritime Holdings, Inc. *	304,418
229,248	Navios Maritime Holdings, Inc. *	878,020
	TOTAL PREFERRED STOCK (Cost - $1,657,870)	1,182,438

	EXCHANGE TRADED FUNDS - 5.9%
	ASSET ALLOCATION FUNDS - 0.0%
33	ProShares UltraShort Yen *	2,096

	DEBT FUNDS - 5.9%
5	iShares 10-20 Year Treasury Bond ETF	733
25	iShares 1-3 Year Treasury Bond ETF	2,133
36,000	iShares 20+ Year Treasury Bond ETF	5,000,400
		5,003,266

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,024,074)	5,005,362

	MUTUAL FUNDS - 0.0%
	CLOSED-END FUNDS - 0.0%
89	Morgan Stanley Emerging Markets Debt Fund, Inc.	824
45	Pioneer Diversified High Income Trust	707
	TOTAL MUTUAL FUNDS (Cost - $1,696)	1,531

		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 0.2%
370,000	Navios Maritime Holdings, Inc.	8.125	2/15/2019	148,925
	TOTAL CORPORATE BONDS (Cost - $132,593)			148,925

Contracts (a)		Expiration Date - Exercise Price
	OPTIONS PURCHASED - 10.4% *
	PUT OPTIONS PURCHASED - 0.1%
2,000	iPATH S&P 500 VIX Short-Term Futures ETN	01/20/2017 - $6	2,000
1,950	iPATH S&P 500 VIX Short-Term Futures ETN	01/19/2018 - $5	53,625
250	iPATH S&P 500 VIX Short-Term Futures ETN	01/19/2018 - $6	15,250
135	iPATH S&P 500 VIX Short-Term Futures ETN	01/19/2018 - $7	13,635
85	iPATH S&P 500 VIX Short-Term Futures ETN	01/19/2018 - $8	12,835
	TOTAL PUT OPTIONS PURCHASED (Cost - $191,403)		97,345

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS PURCHASED - 10.3%
565	Altria Group, Inc.	08/19/2016 - $67.5	$144,075
320	American Water Works Co., Inc.	08/19/2016 - $80	160,000
1,310	AT&T, Inc.	08/19/2016 - $42	191,260
40	AutoZone, Inc.	08/19/2016 - $760	169,000
420	Bristol-Myers Squibb Co.	08/19/2016 - $70	193,200
415	Church & Dwight Co., Inc.	08/19/2016 - $100	203,350
250	Clorox Co.	08/19/2016 - $135	125,000
685	Coca-Cola Co.	08/19/2016 - $43	178,785
640	Colgate-Palmolive Co.	08/19/2016 - $70	217,600
320	Consolidated Edison, Inc.	08/19/2016 - $77.5	115,200
10	Consumer Staples Select Sector SPDR Fund	07/15/2016 - $54.5	650
150	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	08/19/2016 - $140	21,000
305	Dollar General Corp.	08/19/2016 - $92.5	112,240
225	Dollar Tree, Inc.	08/19/2016 - $90	146,250
52	Energy Transfer Equity LP	01/20/2017 - $32.5	1,040
475	General Mills, Inc.	08/19/2016 - $65	301,625
245	Hershey Co.	08/19/2016 - $95	480,200
42	Hertz Global Holdings, Inc.	01/20/2017 - $20	420
290	Home Depot, Inc.	08/19/2016 - $125	147,900
2	iShares Nasdaq Biotechnology ETF	01/20/2017 - $400	50
235	JM Smucker Co/The	08/19/2016 - $145	203,275
300	Johnson & Johnson	08/19/2016 - $115	204,600
460	Kellogg Co.	08/19/2016 - $77.5	271,400
75	Kinder Morgan, Inc.	01/20/2017 - $45	150
285	Lancaster Colony Corp.	09/16/2016 - $125	175,275
180	Lockheed Martin Corp.	08/19/2016 - $240	203,220
20	MasterCard, Inc.	01/20/2017 - $90	10,460
260	McDonald’s Corp.	08/19/2016 - $115	169,260
15	Mead Johnson Nutrition Co.	01/20/2017 - $100	4,350
570	Merck & Co., Inc.	08/19/2016 - $55	182,400
1,015	Paychex, Inc.	08/19/2016 - $55	439,495
37	Pfizer, Inc.	01/20/2017 - $35	6,401
355	Philip Morris International, Inc.	08/19/2016 - $97.5	183,535
450	Procter & Gamble Co.	08/19/2016 - $80	209,250
8,500	ProShares Ultra VIX Short-Term Futures ETF	07/15/2016 - $15	612,000
400	Reynolds American, Inc.	08/19/2016 - $50	168,000
42	Southwestern Energy Co.	01/20/2017 - $28	1,302
420	SPDR S&P500 ETF Trust	08/19/2016 - $204	327,180
565	SPDR S&P500 ETF Trust	08/19/2016 - $206	355,385
810	SPDR S&P500 ETF Trust	08/19/2016 - $208	400,950
1,000	SPDR S&P500 ETF Trust	07/15/2016 - $217	6,000
1,100	SPDR S&P500 ETF Trust	07/15/2016 - $216	9,900
1,230	SPDR S&P500 ETF Trust	08/19/2016 - $210	461,250
2,500	SPDR S&P500 ETF Trust	07/15/2016 - $214	2,500
5,500	SPDR S&P500 ETF Trust	07/15/2016 - $215	5,500
940	Sysco Corp.	08/19/2016 - $50	164,500
320	Travelers Cos, Inc.	08/19/2016 - $110	296,000
5	Valeant Pharmaceuticals International, Inc.	01/20/2017 - $250	10
1,100	Verizon Communications, Inc.	08/19/2016 - $55	156,200
400	Wal-Mart Stores, Inc.	08/19/2016 - $70	146,800
490	Waste Management, Inc.	08/19/2016 - $62.5	191,100
380	Welltower, Inc.	08/19/2016 - $72.5	172,900
	TOTAL CALL OPTIONS PURCHASED (Cost - $6,233,366)		8,649,393

	TOTAL OPTIONS PURCHASED (Cost - $6,424,769)		8,746,738

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 107.5%
	MONEY MARKET FUNDS - 24.3%
6,404,122	Fidelity Institutional Money Market Funds Treasury Portfolio, Class I, 0.29% **	$6,404,122
1,402,596	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.39% (b) **	1,402,596
1,402,612	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.39% (b) **	1,402,612
1,402,596	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.39% (b) **	1,402,596
1,402,600	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.39% (b) **	1,402,600
1,402,608	TCG US Government Ultra Money Market Fund, Institutional Class, 0.39% (b) **	1,402,608
1,402,604	TCG US Government Advantage Money Market Fund, Institutional Class, 0.39% (b) **	1,402,604
1,402,590	TCG US Government Max Money Market Fund, Institutional Class, 0.39% (b) **	1,402,590
1,402,581	TCG US Government Premier Money Market Fund, Institutional Class, 0.39% (b) **	1,402,581
1,402,595	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.39% (b) **	1,402,595
1,402,589	TCG US Government Select Money Market Fund, Institutional Class, 0.39% (b) **	1,402,589
	TOTAL MONEY MARKET FUNDS (Cost - $20,430,093)	20,430,093

Principal
	UNITED STATES GOVERNMENT SECURITIES - 83.2%
$3,000,000	United States Treasury Note, 2.2500%, 11/15/2025	3,200,625
15,000,000	United States Treasury Note, 0.8750%, 01/31/2017	15,037,365
32,880,000	United States Treasury Note, 0.6250%, 10/15/2016	32,905,679
18,700,000	United States Treasury Bill, 0.0000%, 09/15/2016	18,687,750
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $69,716,851)	69,831,419

	TOTAL SHORT-TERM INVESTMENTS (Cost - $90,146,944)	90,261,512

	TOTAL INVESTMENTS - 128.8% (Cost - $106,118,364) (c)	$108,239,202
	LIABILITIES LESS OTHER ASSETS - (28.8)%	(24,199,588)
	NET ASSETS - 100.0%	$84,039,614

Shares
	SECURITIES SOLD SHORT - (1.4)% *
	EXCHANGED TRADED FUNDS - (1.4)% *
	EQUITY FUNDS - (1.4)%
71,500	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	1,198,340
	TOTAL EQUITY FUNDS (Cost - $1,184,786)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $1,184,786) (c)	$1,198,340

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (14.4)%
177	ACADIA Pharmaceuticals, Inc.	08/19/2016 - $30	$78,588
910	Ascena Retail Group, Inc.	09/16/2016 - $6	118,300
760	Ascena Retail Group, Inc.	08/19/2016 - $7	41,800
350	Astronics Corp.	08/19/2016 - $30	143,500
385	Avis Budget Group, Inc.	08/19/2016 - $28	192,500
444	Bank of America Corp.	08/19/2016 - $12	64,824
32	Boston Beer Co, Inc./The	08/19/2016 - $165	35,008
455	CBRE Group, Inc.	08/19/2016 - $25	100,100
180	Cheniere Energy, Inc.	08/19/2016 - $32.5	96,750
152	Cheniere Energy, Inc.	08/19/2016 - $35	58,520
14	Chipotle Mexican Grill, Inc.	08/19/2016 - $390	44,800
133	Citigroup, Inc.	08/19/2016 - $40	42,959
444	Community Health Systems, Inc.	08/19/2016 - $12	44,400
415	Community Health Systems, Inc.	09/16/2016 - $12	53,950
810	CONSOL Energy, Inc.	08/19/2016 - $14	221,940
200	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	07/15/2016 - $15	36,500

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN (Continued) - (14.4)%
20	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	08/19/2016 - $14	$6,400
68	Direxion Daily Russia Bull 3x Shares	09/16/2016 - $50	96,900
690	FireEye, Inc.	08/19/2016 - $15	182,160
925	Fitbit, Inc.	08/19/2016 - $12	142,450
335	Fortinet, Inc.	07/15/2016 - $30	58,625
205	Fossil Group, Inc.	08/19/2016 - $26	75,850
195	Fossil Group, Inc.	08/19/2016 - $28	48,945
266	Gap, Inc./The	08/19/2016 - $20	48,944
1,400	Gogo, Inc.	08/19/2016 - $8	143,500
1,080	GoPro, Inc.	08/19/2016 - $10	157,680
420	Greenbrier Cos, Inc./The	08/19/2016 - $25	176,400
39	Illumina, Inc.	08/19/2016 - $135	41,301
270	Imperva, Inc.	08/19/2016 - $40	148,500
835	Knowles Corp.	07/15/2016 - $12.5	108,550
127	Las Vegas Sands Corp.	08/19/2016 - $42	37,592
570	Lions Gate Entertainment Corp.	08/19/2016 - $20	79,800
1,540	Meritor, Inc.	08/19/2016 - $7	111,650
280	MGM Resorts International	08/19/2016 - $21	62,440
242	MGM Resorts International	08/19/2016 - $22	36,300
900	Micron Technology, Inc.	08/19/2016 - $12	191,700
460	Mosaic Co/The	08/19/2016 - $25	110,860
1,045	Nationstar Mortgage Holdings, Inc.	07/15/2016 - $11	60,088
1,370	Noble Corp. plc	08/19/2016 - $8	109,600
125	Nordstrom, Inc.	07/15/2016 - $35	39,375
400	Office Depot, Inc.	07/15/2016 - $2	51,000
510	Olin Corp.	08/19/2016 - $21	201,450
46	Palo Alto Networks, Inc.	08/19/2016 - $115	50,830
960	Pandora Media, Inc.	08/19/2016 - $12	132,480
1,380	Platform Specialty Products Corp.	08/19/2016 - $7.5	220,800
145	Polaris Industries, Inc.	08/19/2016 - $80	76,415
1,600	ProShares Ultra Bloomberg Crude Oil	10/21/2016 - $5	1,248,000
8,500	ProShares Ultra VIX Short-Term Futures ETF	07/15/2016 - $6	2,975,000
100	ProShares UltraShort Bloomberg Crude Oil	07/15/2016 - $115	8,000
60	ProShares UltraShort Bloomberg Crude Oil	01/20/2017 - $200	21,000
136	ProShares UltraShort Bloomberg Crude Oil	10/21/2016 - $50	441,320
152	Prothena Corp. PLC	08/19/2016 - $35	66,880
435	Restoration Hardware Holdings, Inc.	08/19/2016 - $25	193,575
720	Rovi Corp.	07/15/2016 - $15	73,800
540	Seagate Technology PLC	08/19/2016 - $21	199,260
480	Sears Holdings Corp.	08/19/2016 - $13	68,880
444	Sears Holdings Corp.	08/19/2016 - $12	89,022
500	Select Comfort Corp.	08/19/2016 - $22	58,750
145	Spirit Airlines, Inc.	08/19/2016 - $40	76,850
125	Spirit Airlines, Inc.	08/19/2016 - $42.5	50,000
700	Square, Inc.	08/19/2016 - $8	113,750
591	Square, Inc.	08/19/2016 - $9	80,376
409	SunPower Corp.	08/19/2016 - $13	113,293
371	SunPower Corp.	08/19/2016 - $14	80,692
200	Synaptics, Inc.	07/15/2016 - $50	82,000
230	Tableau Software, Inc.	08/19/2016 - $45	156,400
1,320	TerraForm Power, Inc.	08/19/2016 - $8	422,400
27	Tesla Motors, Inc.	08/19/2016 - $195	59,076
85	Tesoro Corp.	08/19/2016 - $70	58,650
73	Tesoro Corp.	08/19/2016 - $72.5	39,420
190	TripAdvisor, Inc.	08/19/2016 - $60	130,150

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN (Continued) - (14.4)%
315	Verint Systems, Inc.	07/15/2016 - $30	$100,013
200	VMware, Inc.	08/19/2016 - $55	95,000
285	Wayfair, Inc.	08/19/2016 - $35	161,025
300	Weatherford International PLC	08/19/2016 - $5	24,000
330	Western Refining, Inc.	07/15/2016 - $18	76,725
280	Western Refining, Inc.	08/19/2016 - $19	63,700
550	Williams Cos, Inc.	08/19/2016 - $20	129,250
145	Workday, Inc.	07/15/2016 - $70	74,675
680	Wright Medical Group NV	08/19/2016 - $17.5	76,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $10,587,499)		12,090,456

	TOTAL WRITTEN OPTIONS (Premiums Received - $10,587,499) (c)		$12,090,456

LP - Limited Partnership

PLC - Public Liability Company

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	An affiliate of the Advisor.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, options written, is $94,578,742 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,794,576
Unrealized depreciation:	(3,422,912)
Net unrealized appreciation:	$371,664

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 82.0%
2,740,513	Fidelity Institutional Money Market Portfolio, Class I, 0.39% + *	$2,740,513
901,641	TCG Cash Reserve Government Money Market Fund 0.39% ^ *	901,641
901,656	TCG Daily Liquidity Government Money Market Fund 0.39% ^ *	901,656
901,643	TCG Liquid Assets Government Money Market Fund 0.39% ^ *	901,643
901,647	TCG Liquidity Plus Government Money Market Fund 0.39% ^ *	901,647
901,645	TCG US Government Advantage Money Market Fund 0.39% ^ *	901,645
901,640	TCG US Government Max Money Market Fund 0.39% ^ *	901,640
901,633	TCG US Government Premier Money Market Fund 0.39% ^ *	901,633
901,641	TCG US Government Primary Liquidity Money Market Fund 0.39% ^ *	901,641
901,636	TCG US Government Select Money Market Fund 0.39% ^ *	901,636
901,650	TCG US Government Ultra Money Market Fund 0.39% ^ *	901,650
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,756,945)	11,756,945

	TOTAL INVESTMENTS - 82.0% (Cost - $11,756,945) (a)	$11,756,945
	OTHER ASSETS LESS LIABILITIES - 18.0%	2,581,434
	NET ASSETS - 100.0%	$14,338,379

^	An affiliate of the Advisor.

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures, is $11,756,945 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

		Unrealized
		Appreciation /
Long Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 3.5%
8	10 YR Mini JGB Future Sep 2016
	(Underlying Face Amount at Value $12,226,400)	$4,757
3	3 MO Sterling (Short Sterling) Dec 2017
	(Underlying Face Amount at Value $373,763)	2,546
53	3 MO Sterling (Short Sterling) Jun 2017
	(Underlying Face Amount at Value $6,603,138)	29,957
1	3 MO Sterling (Short Sterling) Mar 2018
	(Underlying Face Amount at Value $124,575)	949
1	3 MO Sterling (Short Sterling) Sep 2017
	(Underlying Face Amount at Value $124,600)	566
12	3-Month Euro (Euribor) Jun 2017
	(Underlying Face Amount at Value $3,011,100)	133
80	90 Day Bank Bill Jun 2017
	(Underlying Face Amount at Value $78,624,000)	14,829
12	90 Day Bank Bill Mar 2017
	(Underlying Face Amount at Value $3,285,425)	5,361
1	90Day Euro$ Future Mar 2017
	(Underlying Face Amount at Value $248,263)	419
40	90Day Euro$ Future Jun 2017
	(Underlying Face Amount at Value $9,927,000)	35,565
1	90Day Euro$ Future Sep 2017
	(Underlying Face Amount at Value $248,075)	700
2	90Day Euro$ Future Dec 2017
	(Underlying Face Amount at Value $495,875)	1,313
1	90Day Euro$ Future Mar 2018
	(Underlying Face Amount at Value $247,838)	338

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized
		Appreciation /
Long Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 3.5% (Continued)
1	90Day Euro$ Future Jun 2018
	(Underlying Face Amount at Value $247,725)	$1,088
40	Bank Accept Jun 2017
	(Underlying Face Amount at Value $9,915,000)	8,911
32	Brent Crude Future Oct 2016 +
	(Underlying Face Amount at Value $1,605,120)	(37,117)
58	Brent Crude Future Sep 2016 +
	(Underlying Face Amount at Value $2,883,180)	(47,577)
12	Canadian 10 Year Bond Sep 2016
	(Underlying Face Amount at Value $1,776,480)	31,897
51	Crude Oil Future Dec 2016 +
	(Underlying Face Amount at Value $2,581,620)	$21,915
58	Crude Oil Future Nov 2016 +
	(Underlying Face Amount at Value $2,907,540)	28,044
16	Euro BOBL Future Sep 2016
	(Underlying Face Amount at Value $2,137,600)	19,128
13	Euro CHF 3 MO ICE Jun 2017
	(Underlying Face Amount at Value $3,285,425)	7,338
2	Euro E-Mini Fut Dec2015 Sep 2016
	(Underlying Face Amount at Value $138,844)	63
5	Euro-Bund Future Sep 2016
	(Underlying Face Amount at Value $835,600)	15,200
78	Fed Funds Future 30 Day Oct 2016
	(Underlying Face Amount at Value $32,387,216)	29,956
1	Feeder Cattle Aug 2016 +
	(Underlying Face Amount at Value $72,150)	(1,350)
6	Gold Aug 2016 +
	(Underlying Face Amount at Value $792,360)	23,700
11	Japanese Yen Future Sep 2016
	(Underlying Face Amount at Value $1,334,713)	1,898
11	Lean Hogs Oct 2016 +
	(Underlying Face Amount at Value $315,480)	8,370
11	Live Cattle Oct 2016 +
	(Underlying Face Amount at Value $504,460)	(10,859)
5	Long Gilt Future Sep 2016
	(Underlying Face Amount at Value $642,450)	39,489
6	Mini Silver Sep 2016 +
	(Underlying Face Amount at Value $111,738)	2,733
1	Mini Soybean Future Nov 2016 +
	(Underlying Face Amount at Value $11,533)	665
3	Nasdaq 100 E-Mini Sep 2016
	(Underlying Face Amount at Value $264,420)	(180)
7	Natural Gas Future Aug 2016 +
	(Underlying Face Amount at Value $204,680)	9,920
24	Natural Gas Future Oct 2016 +
	(Underlying Face Amount at Value $707,520)	24,970
6	New Zealand Dollar Future Sep 2016
	(Underlying Face Amount at Value $426,060)	19,733
12	NY Harbor ULSD Futures Aug 2016 +
	(Underlying Face Amount at Value $750,305)	8,479

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized
		Appreciation /
Long Contracts		(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 3.5% (Continued)
3	NYMEX E-Mini Natural Gas Aug 2016 +
	(Underlying Face Amount at Value $21,930)	$1,030
12	S&P E-Mini Future Sep 2016
	(Underlying Face Amount at Value $1,254,150)	24,161
2	Silver Sep 2016 +
	(Underlying Face Amount at Value $186,230)	5,930
8	Soybean Future Nov 2016 +
	(Underlying Face Amount at Value $461,300)	27,063
3	Soybean Meal Dec 2016 +
	(Underlying Face Amount at Value $120,300)	1,710
4	SPI 200 Sep 2016
	(Underlying Face Amount at Value $517,600)	(11,465)
10	US 10 Year Future Sep 2016
	(Underlying Face Amount at Value $1,329,844)	17,097
11	US 5YR NOTE (CBT) Sep 2016
	(Underlying Face Amount at Value $1,343,805)	254
4	US Long Bond Future Sep 2016
	(Underlying Face Amount at Value $689,375)	30,938
45	World Sugar #11 Mar 2017 +
	(Underlying Face Amount at Value $1,029,672)	107,618
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS	$508,183

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (0.1)%
2	3 MO Sterling (Short Sterling) Dec 2016
	(Underlying Face Amount at Value $249,150)	$(899)
5	3 MO Sterling (Short Sterling) Sep 2016
	(Underlying Face Amount at Value $622,656)	(1,772)
13	90 Day Bank Bill Dec 2016
	(Underlying Face Amount at Value $3,115,221)	(382)
40	90 Day Bank Bill Sep 2016
	(Underlying Face Amount at Value $9,576,512)	(3,125)
4	90Day Euro$ Future Dec 2016
	(Underlying Face Amount at Value $397,300)	(2,630)
4	90Day Euro$ Future Sep 2016
	(Underlying Face Amount at Value $397,420)	(1,500)
1	Australian Dollar Future Sep 2016
	(Underlying Face Amount at Value $74,240)	(555)
93	Brent Crude Future Nov 2016 +
	(Underlying Face Amount at Value $4,700,220)	107,510
5	British Pound Future Sep 2016
	(Underlying Face Amount at Value $414,000)	37,219
4	CAC 40 10 Euro Future Jul 2016
	(Underlying Face Amount at Value $169,360)	10,252
2	Canadian Dollar Future Sep 2016
	(Underlying Face Amount at Value $154,240)	(1,690)
1	CBOE VIX Future Jul 2016
	(Underlying Face Amount at Value $16,975)	8,875
9	Cocoa Sep 2016 +
	(Underlying Face Amount at Value $266,670)	8,820

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized
		Appreciation /
Long Contracts		(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.1)%
1	Copper Future Sep 2016 +
	(Underlying Face Amount at Value $54,888)	$(3,038)
9	Cotton Dec 2016 +
	(Underlying Face Amount at Value $288,765)	(2,115)
50	Crude Oil Future Aug 2016 +
	(Underlying Face Amount at Value $2,416,500)	(33,790)
47	Crude Oil Future Oct 2016 +
	(Underlying Face Amount at Value $2,330,730)	(7,427)
14	Crude Oil Future Sep 2016 +
	(Underlying Face Amount at Value $686,140)	3,724
4	Dollar Index Future Sep 2016
	(Underlying Face Amount at Value $384,812)	(8,800)
7	Euro CHF 3MO ICE Sep 2016
	(Underlying Face Amount at Value $35,347)	(3,079)
3	Euro FX Currency Future Sep 2016
	(Underlying Face Amount at Value $416,531)	11,200
6	Euro STOXX 50 Sep 2016
	(Underlying Face Amount at Value $7,194,600)	8,721
3	Gas Oil Future Aug 2016 +
	(Underlying Face Amount at Value $133,875)	(3,900)
2	Gasoline RBOB Aug 2016 +
	(Underlying Face Amount at Value $126,109)	3,137
2	JPY/USD Japanese Yen E-mini Sep 2016
	(Underlying Face Amount at Value $121,338)	775
5	Lean Hogs Aug 2016 +
	(Underlying Face Amount at Value $166,550)	(6,840)
25	Mexican Peso Future Sep 2016
	(Underlying Face Amount at Value $677,125)	(24,810)
19	Mill Wheat EURO Dec 2016 +
	(Underlying Face Amount at Value $152,950)	5,964
10	Mini Gold Future Aug 2016 +
	(Underlying Face Amount at Value $422,592)	$(12,524)
2	Mini Wheat Future Sep 2016 +
	(Underlying Face Amount at Value $44,550)	263
6	Mini-Hang Seng Index Jul 2016
	(Underlying Face Amount at Value $1,256,820)	(4,695)
36	Natural Gas Future Sep 2016 +
	(Underlying Face Amount at Value $1,050,480)	(44,004)
9	Nikkei 225 Mini Sep 2016
	(Underlying Face Amount at Value $14,013,000)	10,138
14	NY Harbor ULSD Futures Sep 2016 +
	(Underlying Face Amount at Value $886,880)	(12,083)
1	NYMEX Lgt Sweet Crude Oil Aug 2016 +
	(Underlying Face Amount at Value $24,165)	23
9	SGX MSCI Singapore Index Jul 2016
	(Underlying Face Amount at Value $571,140)	(8,386)
12	Soybean Oil Future Dec 2016 +
	(Underlying Face Amount at Value $230,904)	(1,656)
1	Swiss Franc Future Sep 2016
	(Underlying Face Amount at Value $128,300)	(1,506)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized
		Appreciation /
Short Contracts		(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.1)% (Continued)
5	Wheat Future (KCB) Sep 2016 +
	(Underlying Face Amount at Value $105,625)	$13,000
10	Wheat Future Sep 2016 +
	(Underlying Face Amount at Value $222,750)	6,857
39	World Sugar #11 Oct 2016 +
	(Underlying Face Amount at Value $888,014)	(65,729)
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS	$(20,457)

+	All or a portion of this investment is a holding of the CAMFMSF Fund Limited CFC

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 97.8%
	BEVERAGES - 4.8%
70,500	Molson Coors Brewing Co.	$7,129,665

	BIOTECHNOLOGY - 4.9%
60,000	Ligand Pharmaceuticals, Inc. *	7,156,200

	BUILDING MATERIALS - 2.6%
20,100	Martin Marietta Materials, Inc.	3,859,200

	COMPUTERS - 4.0%
120,000	Computer Sciences Corp.	5,958,000

	COSMETICS/PERSONAL CARE - 4.6%
74,600	Estee Lauder Cos., Inc.	6,790,092

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
100,700	Nasdaq, Inc.	6,512,269

	ELECTRIC - 4.8%
109,000	WEC Energy Group, Inc.	7,117,700

	ENVIRONMENTAL CONTROL - 5.1%
114,000	Waste Management, Inc.	7,554,780

	FOOD - 4.9%
67,000	McCormick & Co., Inc.	7,146,890

	HEALTHCARE-PRODUCTS - 4.9%
11,000	Intuitive Surgical, Inc. *	7,275,510

	INSURANCE - 4.6%
57,100	RenaissanceRe Holdings Ltd.	6,705,824

	INTERNET - 9.4%
10,000	Alphabet, Inc. *	6,921,000
6,000	Amazon.com, Inc. *	4,293,720
45,000	WebMD Health Corp. - Cl. A *	2,614,950
		13,829,670
	MACHINERY-DIVERSIFIED - 4.2%
75,000	IDEX Corp.	6,157,500

	PACKAGING & CONTAINERS - 2.4%
70,000	Bemis Co., Inc.	3,604,300

	RETAIL - 8.6%
30,800	Panera Bread Co. *	6,527,752
25,000	Ulta Salon Cosmetics & Fragrance, Inc. *	6,091,000
		12,618,752
	SEMICONDUCTORS - 8.6%
44,000	KLA-Tencor Corp.	3,223,000
200,000	NVIDIA Corp.	9,402,000
		12,625,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 97.8% (Continued)
	SOFTWARE - 9.8%
185,000	Activision Blizzard, Inc.	$7,331,550
91,500	MSCI, Inc. - Cl. A	7,056,480
		14,388,030
	TELECOMMUNICATIONS - 5.2%
176,000	AT&T, Inc.	7,604,960

	TOTAL COMMON STOCK (Cost - $121,517,872)	144,034,342

	SHORT-TERM INVESTMENTS - 0.8%
1,176,629	Federated Treasury Obligations Fund, Institutional Class, 0.24% **	1,176,629
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,176,629)	1,176,629

	TOTAL INVESTMENTS - 98.6% (Cost - $122,694,501) (a)	$145,210,971
	OTHER ASSETS LESS LIABILITIES - 1.4%	2,046,220
	NET ASSETS - 100.0%	$147,257,191

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $122,694,501 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$23,596,852
Unrealized depreciation:	(1,080,382)
Net unrealized appreciation:	$22,516,470

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 98.8%
	AIRLINES - 5.6%
9,450	American Airlines Group, Inc.	$267,530
8,400	Southwest Airlines Co.	329,364
		596,894
	APPAREL - 3.6%
7,800	Michael Kors Holdings Ltd. *	385,944

	BANKS - 13.3%
9,100	Bank of New York Mellon Corp.	353,535
8,250	Citigroup, Inc.	349,718
28,000	Kearny Financial Corp.	352,240
3,050	M&T Bank Corp.	360,602
		1,416,095
	BIOTECHNOLOGY - 2.9%
10,000	Myriad Genetics, Inc. *	306,000

	BUILDING MATERIALS - 3.8%
2,100	Martin Marietta Materials, Inc.	403,200

	CHEMICALS - 3.2%
9,800	PolyOne Corp.	345,352

	COMMERCIAL SERVICES - 3.6%
5,800	Deluxe Corp.	384,946

	COMPUTERS - 3.4%
3,750	Apple, Inc.	358,500

	ELECTRONICS - 3.5%
30,000	Vishay Intertechnology, Inc.	371,700

	HAND/MACHINE TOOLS - 3.1%
5,650	Lincoln Electric Holdings, Inc.	333,802

	HEALTHCARE-PRODUCTS - 3.3%
4,350	Align Technology, Inc. *	350,393

	INSURANCE - 5.7%
7,800	Lincoln National Corp.	302,406
9,500	Unum Group	302,005
		604,411
	INTERNET - 3.2%
8,500	CDW Corp.	340,680

	MEDIA - 3.4%
6,850	John Wiley & Sons, Inc.	357,433

	OIL & GAS SERVICES - 6.3%
7,600	Baker Hughes, Inc.	342,988
22,300	Frank’s International NV +	325,803
		668,791

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 98.8% (Continued)
	PHARMACEUTICALS - 6.9%
1,600	Allergan plc *	$369,744
4,600	Cardinal Health, Inc.	358,846
		728,590
	RETAIL - 13.6%
8,000	Dave & Buster’s Entertainment, Inc. *	374,320
32,500	Denny’s Corp. *	348,725
5,500	Genesco, Inc. *	353,705
4,500	Yum! Brands, Inc.	373,139
		1,449,889
	SEMICONDUCTORS - 6.8%
14,250	Applied Materials, Inc.	341,573
8,250	Xilinx, Inc.	380,572
		722,145
	SOFTWARE - 3.6%
9,450	Aspen Technology, Inc. *	380,267

	TOTAL COMMON STOCK (Cost - $10,689,052)	10,505,032

	SHORT-TERM INVESTMENTS - 4.3%
457,499	Fidelity Institutional Money Market Portfolio, Class I, 0.46% ** (a)	457,499
	TOTAL SHORT-TERM INVESTMENTS (Cost - $457,499)	457,499

	TOTAL INVESTMENTS - 103.1% (Cost - $11,146,551) (b)	$10,962,531
	LIABILITIES LESS OTHER ASSETS - 3.1%	(329,362)
	NET ASSETS - 100.0%	$10,633,169

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	Security, or a portion of the security, is out on loan at June 30, 2016. Total loaned securities had a value of $309,732 on June 30, 2016.

(a)	A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2016. Total collateral had a value of $313,764 on June 30, 2016.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $11,146,551 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$207,797
Unrealized depreciation:	(391,817)
Net unrealized appreciation:	$(184,020)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 85.9%
	APPAREL - 3.4%
10,000	VF Corp.	$614,900

	AUTO PARTS & EQUIPMENT - 3.2%
12,950	Johnson Controls, Inc.	573,167

	BANKS - 6.9%
9,650	JPMorgan Chase & Co.	599,651
12,950	Prosperity Bancshares, Inc.	660,321
		1,259,972
	BIOTECHNOLOGY - 4.3%
5,105	Amgen, Inc.	776,726

	CHEMICALS - 3.2%
8,500	Eastman Chemical Co.	577,150

	DIVERSIFIED FINANCIAL SERVICES - 10.9%
1,950	BlackRock, Inc. - Cl. A	667,934
2,800	Intercontinental Exchange, Inc.	716,688
8,300	T Rowe Price Group, Inc.	605,651
		1,990,273
	ELECTRONICS - 3.8%
6,000	Honeywell International, Inc.	697,920

	HEALTHCARE-PRODUCTS - 3.0%
13,950	Abbott Laboratories	548,374

	HEALTHCARE-SERVICES - 3.9%
5,050	UnitedHealth Group, Inc.	713,060

	HOME FURNISHINGS - 3.0%
3,225	Whirlpool Corp.	537,414

	INSURANCE - 2.7%
12,300	MetLife, Inc.	489,909

	MEDIA - 3.6%
9,000	Time Warner, Inc.	661,860

	MISCELLANEOUS MANUFACTURING - 2.4%
23,100	Trinity Industries, Inc.	428,967

	PHARMACEUTICALS - 9.0%
13,100	AbbVie, Inc.	811,021
3,100	McKesson Corp.	578,615
1,370	Shire PLC	252,190
		1,641,826

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 85.8% (Continued)
	PIPELINES - 4.4%
21,360	Kinder Morgan, Inc.	$399,859
18,600	Williams Cos., Inc.	402,318
		802,177
	REITS - 6.1%
15,200	Ventas, Inc.	1,106,864

	RETAIL - 2.8%
5,370	CVS Health Corp.	514,124

	TELECOMMUNICATIONS - 3.2%
20,500	Cisco Systems, Inc.	588,145

	TRANSPORTATION - 6.0%
11,750	Expeditors International of Washington, Inc.	576,220
3,400	FedEx Corp.	516,051
		1,092,271

	TOTAL COMMON STOCK (Cost - $13,976,524)	15,615,099

	SHORT-TERM INVESTMENTS - 14.4%
2,614,747	Fidelity Institutional Money Market Portfolio, Class I, 0.46% *	2,614,747
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,614,747)	2,614,747

	TOTAL INVESTMENTS - 100.2% (Cost - $16,591,271) (a)	$18,229,846
	LIABILITIES LESS OTHER ASSETS - (0.2)%	(36,449)
	NET ASSETS - 100.0%	$18,193,397

PLC - Public Liability Company

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $16,591,289 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,638,575
Unrealized depreciation:	(18)
Net unrealized appreciation:	$1,638,557

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 87.1%
	AEROSPACE/DEFENSE - 3.0%
700	Spirit AeroSystems Holdings, Inc. - Cl. A *	$30,100

	BIOTECHNOLOGY - 2.8%
185	Amgen, Inc.	28,148

	COMMERCIAL SERVICES - 5.6%
200	FleetCor Technologies, Inc. *	28,626
400	United Rentals, Inc. *	26,840
		55,466
	COMPUTERS - 3.4%
600	Cognizant Technology Solutions Corp. - Cl. A *	34,344

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
50	Alliance Data Systems Corp. *	9,796

	HEALTHCARE-SERVICES - 5.6%
400	ICON PLC *	28,004
200	UnitedHealth Group, Inc.	28,240
		56,244
	INTERNET - 10.9%
40	Alphabet, Inc. *	27,684
40	Amazon.com, Inc. *	28,625
130	Facebook, Inc. *	14,856
30	Priceline Group, Inc. *	37,452
		108,617
	MISCELLANEOUS MANUFACTURING - 1.3%
700	Trinity Industries, Inc.	12,999

	OIL & GAS - 4.9%
1,000	Parsley Energy, Inc. - Cl. A *	27,060
1,000	Rice Energy, Inc. *	22,040
		49,100
	PHARMACEUTICALS - 16.3%
800	AbbVie, Inc.	49,528
800	Akorn, Inc. *	22,788
140	Allergan PLC *	32,353
400	Express Scripts Holding Co. *	30,320
400	Lannett Co., Inc. *	9,516
200	Perrigo Co. PLC	18,134
		162,639

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 87.1% (Continued)
	RETAIL - 21.9%
700	Dave & Buster’s Entertainment, Inc. *	$32,753
300	Dollar General Corp.	28,200
200	O’Reilly Automotive, Inc. *	54,220
400	Tractor Supply Co.	36,472
275	Ulta Salon Cosmetics & Fragrance, Inc. *	67,001
		218,646
	SEMICONDUCTORS - 7.3%
150	Broadcom Ltd.	23,310
450	NXP Semiconductors NV *	35,253
245	Qorvo, Inc. *	13,539
		72,102
	TRANSPORTATION - 3.1%
500	Old Dominion Freight Line, Inc. *	30,155

	TOTAL COMMON STOCK (Cost - $878,570)	868,356

	SHORT-TERM INVESTMENTS - 14.4%
143,407	Fidelity Institutional Money Market Portfolio, Class I, 0.46% **	143,407
	TOTAL SHORT-TERM INVESTMENTS (Cost - $143,407)	143,407

	TOTAL INVESTMENTS - 101.5% (Cost - $1,021,977) (a)	$1,011,763
	LIABILITIES LESS OTHER ASSETS - (1.5)%	(15,318)
	NET ASSETS - 100.0%	$996,445

ADR - American Depositary Receipt

PLC - Public Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,021,977 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$85,880
Unrealized depreciation:	(96,094)
Net unrealized depreciation:	$(10,214)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 99.5%
	ADVERTISING - 3.5%
1,280	Omnicom Group, Inc.	$104,307

	AEROSPACE/DEFENSE - 3.5%
820	Boeing Co. +	106,493

	AIRLINES - 7.5%
1,248	Alaska Air Group, Inc.	72,746
2,226	Delta Air Lines, Inc.	81,093
1,732	United Continental Holdings, Inc. *	71,081
		224,920
	AUTO PARTS & EQUIPMENT - 3.2%
953	Lear Corp.	96,977

	BIOTECHNOLOGY - 9.3%
403	Biogen, Inc. *	97,454
1,033	Gilead Sciences, Inc.	86,173
918	United Therapeutics Corp. *	97,235
		280,862
	CHEMICALS - 3.1%
2,150	Westlake Chemical Corp.	92,278

	COMMERCIAL SERVICES - 10.6%
1,228	Gartner, Inc. *	119,620
1,063	Moody’s Corp.	99,614
5,258	Western Union Co.	100,848
		320,082
	COMPUTERS - 6.4%
971	Apple, Inc. +	92,828
2,231	Syntel, Inc. *	100,975
		193,803
	ELECTRONICS - 3.6%
299	Mettler-Toledo International, Inc. *	109,111

	INTERNET - 7.6%
1,125	F5 Networks, Inc. *	128,070
1,188	VeriSign, Inc. *	102,715
		230,785
	MACHINERY-DIVERSIFIED - 3.5%
921	Rockwell Automation, Inc.	105,749

	MEDIA - 3.5%
1,680	Scripps Networks Interactive, Inc.	104,614

	OIL & GAS - 3.0%
1,752	Valero Energy Corp.	89,352

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares			Value
	COMMON STOCK - 99.5% (Continued)
	PHARMACEUTICALS - 3.3%
1,521	Quintiles Transnational Holdings, Inc. *		$99,352

	RETAIL - 10.2%
1,107	Genuine Parts Co.		112,084
3,705	Michaels Cos., Inc. *		105,370
3,327	Urban Outfitters, Inc. *		91,493
			308,947
	SEMICONDUCTORS - 2.8%
1,058	IPG Photonics Corp. *		84,640

	SHIPBUILDING - 4.2%
755	Huntington Ingalls Industries, Inc.		126,863

	SOFTWARE - 3.7%
1,290	Jack Henry & Associates, Inc.		112,578

	TRANSPORTATION - 7.0%
1,416	CH Robinson Worldwide, Inc.		105,138
2,154	Expeditors International of Washington, Inc.		105,632
			210,770

	TOTAL COMMON STOCK (Cost - $3,046,297)		3,002,483

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.0% *
13	S&P 500 Index	07/15/2016 - $2,100	29,185
	TOTAL PUT OPTIONS PURCHASED (Cost - $38,195)		29,185
Shares
	SHORT-TERM INVESTMENTS - 1.5%
44,128	Fidelity Institutional Money Market Funds - Money Market Portfolio, Institutional Class, 0.46% **		44,128
	TOTAL SHORT-TERM INVESTMENTS (Cost - $44,128)		44,128

	TOTAL INVESTMENTS - 102.0% (Cost - $3,128,620) (b)		$3,075,796
	LIABILITIES LESS OTHER ASSETS - (2.0)%		(56,957)
	NET ASSETS - 100.0%		$3,018,839

Contracts (a)		Expiration Date - Exercise Price	Value
	PUT OPTIONS WRITTEN - (0.6)% *
13	S&P 500 Index	07/15/2016 - $2,070	$16,640
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $26,818) (b)		$16,640

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put options written, is $3,131,758 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$235,274
Unrealized depreciation:	(307,876)
Net unrealized depreciation:	$(72,602)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 96.9%
	ADVERTISING - 4.1%
52,048	Omnicom Group, Inc.	$4,241,392

	AEROSPACE/DEFENSE - 4.3%
34,416	Boeing Co.	4,469,606

	BIOTECHNOLOGY - 3.7%
46,033	Gilead Sciences, Inc.	3,840,073

	COMMERCIAL SERVICES - 7.4%
52,637	ManpowerGroup, Inc.	3,386,665
222,697	Western Union Co.	4,271,329
		7,657,994
	COMPUTERS - 7.7%
39,059	Apple, Inc.	3,734,040
28,314	International Business Machines Corp.	4,297,499
		8,031,539
	HOUSEHOLD PRODUCTS/WARES - 4.3%
60,160	Avery Dennison Corp.	4,496,960

	MACHINERY-DIVERSIFIED - 8.5%
39,903	Cummins, Inc.	4,486,693
38,167	Rockwell Automation, Inc.	4,382,335
		8,869,028
	MEDIA - 3.9%
65,497	Scripps Networks Interactive, Inc.	4,078,498

	OIL & GAS - 7.0%
51,590	Tesoro Corp.	3,865,123
67,836	Valero Energy Corp.	3,459,636
		7,324,759
	PHARMACEUTICALS - 8.4%
52,655	Cardinal Health, Inc.	4,107,617
50,741	Mead Johnson Nutrition Co. - Cl. A	4,604,746
		8,712,363
	RETAIL - 11.7%
66,922	Foot Locker, Inc.	3,671,341
43,446	Genuine Parts Co.	4,398,907
32,167	Home Depot, Inc.	4,107,404
		12,177,652
	SEMICONDUCTORS - 8.9%
97,002	Linear Technology Corp.	4,513,503
75,276	Texas Instruments, Inc.	4,716,041
		9,229,544
	TELECOMMUNICATIONS - 4.3%
79,953	Verizon Communications, Inc.	4,464,576

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK - 96.9% (Continued)
	TRANSPORTATION - 12.7%
59,012	CH Robinson Worldwide, Inc.	$4,381,641
89,405	Expeditors International of Washington, Inc.	4,384,421
41,206	United Parcel Service, Inc.	4,438,710
		13,204,772

	TOTAL COMMON STOCK (Cost - $100,640,936)	100,798,756

	SHORT-TERM INVESTMENTS - 3.6%
3,707,162	Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.48% *	3,707,162
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,707,162)	3,707,162

	TOTAL INVESTMENTS - 100.5% (Cost - $104,348,098) (a)	$104,505,918
	LIABILITIES LESS OTHER ASSETS - (0.5)%	(464,521)
	NET ASSETS - 100.0%	$104,041,397

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $105,154,308 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,794,211
Unrealized depreciation:	(6,442,601)
Net unrealized depreciation:	$(648,390)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 93.5%
	AEROSPACE/DEFENSE - 2.3%
168,000	Kratos Defense & Security Solutions, Inc. *	$688,800

	AGRICULTURE - 7.3%
7,000	Bunge Ltd.	414,050
7,500	Imperial Tobacco Group PLC - ADR	819,075
29,000	Swedish Match AB	999,411
		2,232,536
	AUTO MANUFACTURERS - 2.3%
55,000	Ford Motor Co.	691,350

	BEVERAGES - 6.3%
145,668	C&C Group PLC	576,979
8,000	Diageo PLC - ADR	903,040
250,000	Marston’s PLC	448,349
		1,928,368
	CHEMICALS - 1.8%
34,500	Potash Corp. of Saskatchewan, Inc.	560,280

	COMPUTERS - 1.6%
26,000	VeriFone Systems, Inc. *	482,040

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
74,028	JSE Ltd.	933,746

	ENVIRONMENTAL CONTROL - 3.1%
30,200	Tetra Tech, Inc.	928,499

	FOOD - 15.2%
19,000	Campbell Soup Co.	1,264,070
113,000	GrainCorp Ltd.	726,029
12,550	Nestle SA - ADR	970,241
28,307	Snyder’s-Lance, Inc.	959,324
28,700	Tiger Brands Ltd.	709,317
		4,628,981
	GAS - 2.2%
10,000	AGL Resources, Inc.	659,700

	HOUSEHOLD PRODUCTS/WARES - 2.1%
32,000	Reckitt Benckiser Group PLC - ADR	650,240

	INTERNET - 3.9%
24,000	eBay, Inc. *	561,840
30,000	Symantec Corp.	616,200
		1,178,040
	INVESTMENT COMPANIES - 2.0%
7,609	Groupe Bruxelles Lambert SA	620,163

	MEDIA - 3.1%
23,500	Discovery Communications, Inc. *	560,475
20,000	Vivendi SA	375,011
		935,486
	OIL & GAS - 5.0%
20,000	BP PLC - ADR	710,200
8,700	Exxon Mobil Corp.	815,538
		1,525,738

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares			Value
	COMMON STOCK - 93.5% (Continued)
	PHARMACEUTICALS - 10.0%
8,500	Johnson & Johnson		$1,031,050
13,250	Novartis AG - ADR		1,093,257
21,900	Sanofi - ADR		916,515
			3,040,822
	RETAIL - 6.0%
20,900	Bob Evans Farms, Inc.		793,155
107,400	Wendy’s Co.		1,033,188
			1,826,343
	SEMICONDUCTORS - 2.9%
65,000	Micron Technology, Inc. * +		894,400

	SOFTWARE - 2.7%
16,000	Microsoft Corp.		818,720

	TELECOMMUNICATIONS - 8.3%
24,100	Cisco Systems, Inc.		691,429
58,000	Orange SA - ADR		952,360
28,000	Vodafone Group PLC - ADR		864,920
			2,508,709
	RETAIL - 2.3%
1,739,731	Bangkok Expressway & Metro PCL - NVDR		341,590
1,808,974	Bangkok Expressway & Metro PCL		355,185
			696,775

	TOTAL COMMON STOCK (Cost - $27,722,971)		28,429,736

	MUTUAL FUND - 1.4%
	CLOSED-END FUND - 1.4%
31,000	Central Fund of Canada Ltd.		430,900
	TOTAL MUTUAL FUND (Cost - $458,466)		430,900

	SHORT-TERM INVESTMENTS - 4.7%
1,432,262	Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.48% **		1,432,262
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,432,262)		1,432,262

	TOTAL INVESTMENTS - 99.6% (Cost - $29,613,699) (b)		$30,292,898
	OTHER ASSETS LESS LIABILITIES - 0.4%		100,722
	NET ASSETS - 100.0%		$30,393,620

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.1)% *
275	Micron Technology, Inc.	01/20/2017 - $15.00	$38,225
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $34,913) (b)		$38,225

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

ADR - American Depositary Receipt.

NVDR - Non-Voting Depositary Receipt.

PCL - Public Company Limited.

PLC - Public Liability Company.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $29,586,942 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,307,132
Unrealized depreciation:	(2,639,401)
Net unrealized appreciation:	$667,731

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 55.2%
	AEROSPACE/DEFENSE - 0.3%
17,000	Kratos Defense & Security Solutions, Inc. *	$69,700

	AGRICULTURE - 5.1%
3,000	Bunge Ltd.	177,450
4,300	Imperial Tobacco Group PLC	469,603
14,000	Swedish Match AB	482,474
		1,129,527
	AUTO MANUFACTURERS - 1.7%
30,000	Ford Motor Co.	377,100

	BEVERAGES - 5.2%
112,500	C&C Group PLC	445,603
5,200	Diageo PLC	586,976
76,189	Marston’s PLC	136,637
		1,169,216
	CHEMICALS - 1.3%
18,000	Potash Corp. of Saskatchewan, Inc.	292,320

	CLOSED-END FUNDS - 0.5%
7,500	Central Fund of Canada Ltd.	104,250

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
37,010	JSE Ltd.	466,823

	ENVIRONMENTAL CONTROL - 2.0%
14,271	Tetra Tech, Inc.	438,762

	FOOD - 5.2%
4,500	Campbell Soup Co.	299,385
6,150	Nestle SA	475,456
11,564	Snyder’s-Lance, Inc.	391,904
		1,166,745
	HOUSEHOLD PRODUCT/WARES - 1.6%
17,000	Reckitt Benckiser Group PLC	345,440

	INVESTMENT COMPANIES - 1.6%
4,391	Groupe Bruxelles Lambert SA	357,883

	MEDIA - 2.5%
13,000	Discovery Communications, Inc. *	310,050
12,800	Vivendi SA	240,007
		550,057
	OIL & GAS - 2.4%
5,500	BP PLC	195,305
3,500	Exxon Mobil Corp.	328,090
		523,395
	PHARMACEUTICALS - 7.2%
4,400	Johnson & Johnson	533,720
7,225	Novartis AG	596,135
11,500	Sanofi	481,275
		1,611,130

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares				Value
	COMMON STOCK - 55.2% (Continued)
	RETAIL - 5.7%
12,700	Bob Evans Farms, Inc.			$481,965
82,200	Wendy’s Co. +			790,764
				1,272,729
	SEMICONDUCTORS - 1.4%
22,000	Micron Technology, Inc. * +			302,720

	SOFTWARE - 1.2%
5,000	Microsoft Corp. +			255,850

	TELECOMMUNICATIONS - 7.1%
16,600	Cisco Systems, Inc.			476,254
37,500	Orange SA +			615,750
16,090	Vodafone Group PLC			497,020
				1,589,024
	TRANSPORTATION - 1.1%
1,297,441	Bangkok Expressway & Metro PCL			254,748

	TOTAL COMMON STOCK (Cost - $11,730,598)			12,277,419

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 38.8%
	AEROSPACE/DEFENSE - 1.4%
$300,000	Embraer Overseas Ltd.	6.375	1/24/2017	305,625

	AIRLINES - 0.9%
191,000	American Airlines Group, Inc.	6.125	6/1/2018	196,730

	BEVERAGES - 1.4%
289,000	Constellation Brands, Inc.	7.250	5/15/2017	301,283

	BUILDING MATERIALS - 2.0%
348,000	Lafarge SA	6.500	7/15/2016	348,426
100,000	USG Corp.	6.300	11/15/2016	102,029
				450,455
	COMMERCIAL SERVICES - 1.1%
243,000	RR Donnelley & Sons Co.	6.125	1/15/2017	246,038

	COMPUTERS - 3.0%
426,000	EMC Corp.	1.875	6/1/2018	417,510
250,000	Unisys Corp.	6.250	8/15/2017	256,250
				673,760
	DIVERSIFIED FINANCIAL SERVICES - 8.4%
419,000	Aircastle Ltd.	6.750	4/15/2017	431,570
220,000	Ally Financial, Inc.	5.500	2/15/2017	223,300
350,000	Ally Financial, Inc.	3.500	7/18/2016	350,000
146,000	CIT Group, Inc.	5.000	5/15/2017	148,373
206,000	International Lease Finance Corp.	8.750	3/15/2017	215,064
506,000	Springleaf Finance Corp.	5.750	9/15/2016	508,530
				1,876,837
	FOOD - 0.5%
100,000	Dean Holding Co.	6.900	10/15/2017	103,750

	IRON/STEEL - 1.4%
302,000	Commercial Metals Co.	6.500	7/15/2017	311,815

	MACHINERY-DIVERSIFIED - 1.3%
267,000	SPX Flow, Inc.	6.875	9/1/2017	278,014

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 38.8% (Continued)
	MINING - 5.9%
$492,000	Freeport-McMoRan, Inc.	2.150	3/1/2017	$488,310
289,000	Freeport-McMoRan, Inc.	2.300	11/14/2017	283,942
375,000	Rio Tinto Finance USA PLC	2.000	3/22/2017	377,121
175,000	Teck Resources Ltd.	3.150	1/15/2017	175,219
				1,324,592
	OIL & GAS - 2.9%
400,000	Transocean, Inc.	6.800	12/15/2016	404,000
250,000	WPX Energy, Inc.	5.250	1/15/2017	250,625
				654,625
	PACKAGING & CONTAINERS - 0.9%
200,000	Greif, Inc.	6.750	2/1/2017	203,250

	PIPELINES - 0.6%
125,000	Kinder Morgan, Inc.	7.000	6/15/2017	130,178

	RETAIL - 4.0%
300,000	JC Penney Corp., Inc.	7.650	8/15/2016	301,350
562,000	JC Penney Corp., Inc.	7.950	4/1/2017	577,399
				878,749
	TELECOMMUNICATIONS - 3.1%
676,000	Sprint Communications, Inc.	6.000	12/1/2016	680,225

	TOTAL CORPORATE BONDS (Cost - $8,621,717)			8,615,926

Shares
	SHORT-TERM INVESTMENTS - 9.5%
2,119,583	Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.48% **			2,119,583
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,119,583)			2,119,583

	TOTAL INVESTMENTS - 103.5% (Cost - $22,471,898) (a)			$23,012,928
	LIABILITIES LESS OTHER ASSETS - (3.5)%			(783,140)
	NET ASSETS - 100.0%			$22,229,788

Contracts (b)		Expiration Date - Exercise Price		Value
	CALL OPTIONS WRITTEN - (0.2)% *
220	Micron Technology, Inc.	01/20/2017 - $15.00		$30,580
50	Microsoft Corp.	01/20/2017 - $52.50		134
100	Orange SA	11/18/2016 - $17.50		6,300
100	Wendy’s Co.	11/18/2016 - $12.00		2,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $50,940) (b)			$39,514

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

PCL - Public Company Limited

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $22,420,958 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

(b)	Each contract is equivalent to 100 shares of the underlying common stock.

Unrealized appreciation:	$1,470,243
Unrealized depreciation:	(917,787)
Net unrealized appreciation:	$552,456

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 50.5%
25,730	iShares China Large-Cap ETF	$880,481
7,254	iShares MSCI All Peru Capped ETF	224,076
44,299	iShares MSCI Australia ETF	861,616
10,853	iShares MSCI Austria Capped ETF	153,787
34,265	iShares MSCI Belgium Capped ETF	606,833
31,013	iShares MSCI Brazil Capped ETF	934,422
35,056	iShares MSCI Canada ETF	859,222
24,489	iShares MSCI Chile Capped ETF	901,195
25,674	iShares MSCI France ETF	587,164
24,418	iShares MSCI Germany ETF	587,253
43,692	iShares MSCI Hong Kong ETF	855,489
7,013	iShares MSCI Israel Capped ETF	328,559
52,475	iShares MSCI Italy Capped ETF	569,354
73,029	iShares MSCI Japan ETF	839,834
109,451	iShares MSCI Malaysia ETF	907,349
17,275	iShares MSCI Mexico Capped ETF	869,969
25,315	iShares MSCI Netherlands ETF	586,042
82,720	iShares MSCI Singapore ETF	899,166
16,885	iShares MSCI South Africa ETF	893,048
17,226	iShares MSCI South Korea Capped ETF	896,958
22,835	iShares MSCI Spain Capped ETF	570,418
21,495	iShares MSCI Sweden ETF	587,888
20,661	iShares MSCI Switzerland Capped ETF	612,599
63,962	iShares MSCI Taiwan ETF	898,666
12,802	iShares MSCI Thailand Capped ETF	882,186
21,779	iShares MSCI Turkey ETF	863,537
39,544	iShares MSCI United Kingdom ETF	607,791
78,874	iShares Russell 2000 ETF	9,068,144
241,793	Schwab U.S. REIT ETF	10,503,488
51,514	VanEck Vectors Russia ETF	897,374
48,816	Vanguard FTSE Emerging Markets ETF	1,719,299
308,843	Vanguard Large-Cap ETF	29,618,044
318,450	Vanguard Mid-Cap ETF	39,369,973
265,907	Vanguard Small-Cap ETF	30,760,122
43,625	WisdomTree India Earnings Fund	880,789
	TOTAL EXCHANGE TRADED FUNDS (Cost - $139,330,019)	142,082,135

	SHORT-TERM INVESTMENTS - 43.6%
	MONEY MARKET FUND - 12.1%
33,986,771	Fidelity Prime Money Market Portfolio , Institutional Class, 0.48% ** + (Cost - $33,986,771)	33,986,771

Principal
	UNITED STATES GOVERNMENT SECURITIES - 31.5%
$22,510,000	United States Treasury Note, 0.625%, 07/15/2016 +	22,513,760
22,520,000	United States Treasury Note, 0.875%, 09/15/2016 +	22,545,776
22,060,000	United States Treasury Note, 0.625%, 02/15/2017 +	22,083,894
21,420,000	United States Treasury Note, 0.875%, 05/15/2017 +	21,488,611
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $88,604,197)	88,632,041

	TOTAL SHORT-TERM INVESTMENTS (Cost - $122,590,968)	122,618,812

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Value

TOTAL INVESTMENTS - 94.1% (Cost - $261,920,987) (a)	$264,700,947
OTHER ASSETS LESS LIABILITIES - 5.9%	16,466,890
NET ASSETS - 100.0%	$281,167,837

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures and forward exchange contracts, is $262,727,207 and differs from value’by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,212,321
Unrealized depreciation:	(1,238,581)
Net unrealized appreciation:	$1,973,740

		Underlying Face		Unrealized
Long Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - 2.6%
73	10-YR AUD Government Bond Future	57,144,451	September 2016	$65,297
341	2-Year Bond Future	74,790,916	September 2016	322,182
290	3-MO Sterling (Short Sterling) Future	48,104,113	March 2017	115,694
188	3-MO Sterling (Short Sterling) Future	31,184,735	June 2017	87,480
52	3-MO Sterling (Short Sterling) Future	8,626,410	September 2017	28,257
12	3-MO Sterling (Short Sterling) Future	1,990,515	December 2017	7,073
60	3-MO Sterling (Short Sterling) Future	9,951,525	March 2018	29,804
108	3-YR AUD Government Bond Future	22,178,318	September 2016	8,972
9	90-Day Bank Bill Future	6,583,230	March 2017	(853)
185	90-Day Euro$ Future	45,928,563	March 2017	89,275
240	90-Day Euro$ Future	59,562,000	June 2017	159,575
146	90-Day Euro$ Future	36,218,950	September 2017	101,838
36	90-Day Euro$ Future	8,925,750	December 2017	17,313
94	90-Day Euro$ Future	23,296,725	March 2018	75,225
52	AEX Index (Amsterdam) Future	5,022,836	July 2016	84,320
19	Bank Accept Future	3,624,203	June 2017	2,113
88	Brent Crude Future +	4,374,480	September 2016	93,270
20	B rent Crude Future +	1,003,200	October 2016	23,870
5	Brent Crude Future +	252,700	November 2016	6,920
3	Brent Crude Future +	153,180	December 2016	3,940
56	CAC 40 10 Euro Future	2,630,669	July 2016	88,201
155	Canadian 10 Year Bond Future	17,657,755	September 2016	202,342
12	Cocoa Future +	355,560	September 2016	(6,500)
53	Crude Oil Future +	2,561,490	August 2016	60,480
19	Crude Oil Future +	931,190	September 2016	24,390
4	Crude Oil Future +	198,360	October 2016	6,490
3	Crude Oil Future +	150,390	November 2016	4,160
22	Dax Index Future	5,899,961	September 2016	136,813
156	DJIA Mini Future	13,898,820	September 2016	421,045
595	Euro BOBL Future	88,196,255	September 2016	438,188
180	Euro BTP Italian Government Bond Future	28,480,680	September 2016	232,335
38	Euro Buxl Future	8,270,320	September 2016	80,815
827	Euro Schatz Future	102,825,872	September 2016	141,282
126	Euro STOXX 50 Future	3,991,205	September 2016	159,281
120	Euro-Bund Future	22,250,400	September 2016	97,602
109	FTSE 100 Index Future	9,320,498	September 2016	532,986
17	FTSE Bursa Malaysia KLCI Index Future	348,857	July 2016	3,558

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Long / (Short)		Underlying Face		Unrealized
Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - 2.6% (Continued)
52	Gas Oil Future +	2,320,500	July 2016	$3,675
13	Gas Oil Future +	585,325	August 2016	(2,925)
45	Gasoline RBOB Future +	2,837,457	August 2016	(80,703)
1	Gasoline RBOB Future +	63,311	September 2016	(1,071)
2	Gasoline RBOB Future +	118,633	October 2016	(412)
77	Hang Seng Index Future	10,396,405	July 2016	223,171
23	H-Shares Index Futures	1,293,492	July 2016	7,141
13	IBEX-35 Index Future	1,172,241	July 2016	42,316
12	Japan 10 Year Future	17,892,000	September 2016	30,468
24	KOSPI2 INX Future	2,544,000	September 2016	5,470
31	LME Aluminum Future +	1,279,719	September 2016	45,256
15	LME Zinc Future +	789,844	September 2016	30,288
100	Long Gilt Future	17,107,200	September 2016	262,144
68	MSCI Taiwan Index Future	2,159,000	July 2016	32,950
77	Nasdaq 100 E-Mini Future	6,786,780	September 2016	270,410
32	Natural Gas Future +	987,200	November 2016	40,510
22	Natural Gas Future +	648,560	October 2016	12,040
36	Nikkei 225 (SGX) Future	2,728,602	September 2016	27,781
31	NY Harbor ULSD Future +	1,938,287	August 2016	30,412
13	NY Harbor ULSD Future +	823,532	September 2016	12,516
2	NY Harbor ULSD Future +	128,260	October 2016	2,885
240	OAT Euro Future	42,815,280	September 2016	794,427
86	Russell Mini Future	9,867,640	September 2016	355,860
160	S&P E-Mini Future	16,722,000	September 2016	603,988
62	S&P/TSX 60 IX Future	7,785,427	September 2016	118,891
15	SGX CNX Nufty Index	250,065	July 2016	624
79	SGX MSCI Singapore Index	1,861,066	July 2016	28,979
38	Silver Future +	3,538,370	September 2016	35,120
153	Soybean Future +	8,822,363	November 2016	281,013
60	Soybean Meal Future +	2,406,000	December 2016	59,430
99	SPI 200 Future	9,537,492	September 2016	15,106
2	TOPIX Index Future	242,840	September 2016	2,337
234	US 10 Year Future	31,118,350	September 2016	(48,729)
399	US 5YR NOTE (CBT) Future	48,743,476	September 2016	122,773
52	US Long Bond Future	8,961,878	September 2016	(43,560)
1	US Ultra Bond Future	186,375	September 2016	(250)
41	VSTOXX Mini Future	116,670	July 2016	(3,167)
133	World Sugar #11 Future +	3,028,357	October 2016	97,250
	Net Unrealized Gain From Open Long Futures Contracts			7,359,447

	OPEN SHORT FUTURES CONTRACTS - 0.1%
(1)	90-Day Bank Bill Future	(982,800)	June 2017	(28)
(4)	Bank Accept Future	(762,950)	March 2017	(97)
(23)	CBOE VIX Futures	(390,425)	July 2016	10,575
(11)	Coffee Future +	(600,806)	September 2016	(22,800)
(4)	Copper Future +	(219,550)	September 2016	(1,850)
(324)	Corn Future +	(6,014,250)	December 2016	348,475
(7)	Cotton Future +	(224,595)	December 2016	2,260
(38)	FTSE/JSE Africa Top 40 Index Future	(1,203,223)	September 2016	(7,649)
(13)	Gold Future +	(1,716,780)	August 2016	(16,030)
(5)	Lean Hogs Future +	(166,550)	August 2016	7,730
(24)	Live Cattle Future +	(1,102,320)	August 2016	10,170

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

(Short)		Underlying Face		Unrealized
Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN SHORT FUTURES CONTRACTS - 0.1% (Continued)
(24)	LME Copper Future +	(2,908,800)	September 2016	$(161,419)
(6)	LME Lead Future +	(268,313)	September 2016	(17,938)
(2)	LME Nickel Future +	(113,304)	September 2016	(3,654)
(23)	Natural Gas Future +	(671,140)	September 2016	(42,580)
(22)	Natural Gas Future +	(643,280)	August 2016	(58,020)
(8)	NYMEX Palladium Future +	(477,880)	September 2016	(43,460)
(32)	Platinum Future +	(1,638,880)	October 2016	(56,440)
(111)	Soybean Oil Future +	(2,135,862)	December 2016	(6,762)
(73)	Wheat Future (KCB) +	(1,542,125)	September 2016	129,150
(139)	Wheat Future +	(3,235,225)	December 2016	104,750
	Net Unrealized Gain From Open Short Futures Contracts			174,383

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

	Foreign Currency Units to						Unrealized Appreciation/
Settlement Date	Receive/Deliver		Counterparty	In Exchange For		US Dollar Value	(Depreciation)
To Buy:
7/1/2016	4,090,000	GBP	Morgan Stanley	$5,529,001	USD	$5,445,426	$(83,575)
7/1/2016	6,740,000	CZK	Morgan Stanley	276,262	USD	275,890	(372)
7/1/2016	140,000	EUR	Morgan Stanley	155,743	USD	155,330	(413)
7/1/2016	133,000,000	JPY	Morgan Stanley	1,296,841	USD	1,296,549	(292)
7/1/2016	23,830,000	MXN	Morgan Stanley	1,282,681	USD	1,291,207	8,526
7/1/2016	2,840,000	NZD	Morgan Stanley	2,012,333	USD	2,024,068	11,735
7/1/2016	7,110,000	NOK	Morgan Stanley	846,054	USD	848,195	2,141
7/1/2016	260,000	PLN	Morgan Stanley	65,240	USD	65,501	261
7/1/2016	320,000	SGD	Morgan Stanley	237,526	USD	237,582	56
7/1/2016	8,830,000	ZAR	Morgan Stanley	592,432	USD	601,970	9,538
7/1/2016	530,000	CHF	Morgan Stanley	541,336	USD	543,925	2,589
7/20/2016	13,650,000	AUD	Morgan Stanley	10,170,979	USD	10,154,263	(16,716)
7/20/2016	31,670,000	BRL	Morgan Stanley	9,176,494	USD	9,805,395	628,901
7/20/2016	18,630,000	GBP	Morgan Stanley	26,204,335	USD	24,808,217	(1,396,117)
7/20/2016	23,980,000	CAD	Morgan Stanley	18,489,560	USD	18,454,226	(35,334)
7/20/2016	1,441,300,000	CLP	Morgan Stanley	2,130,006	USD	2,171,465	41,459
7/20/2016	94,550,000	CZK	Morgan Stanley	3,970,154	USD	3,872,567	(97,587)
7/20/2016	22,270,000	EUR	Morgan Stanley	25,154,402	USD	24,726,337	(428,065)
7/20/2016	996,550,000	INR	Morgan Stanley	14,794,441	USD	14,701,594	(92,848)
7/20/2016	20,220,000	ILS	Morgan Stanley	5,285,583	USD	5,248,177	(37,406)
7/20/2016	2,277,000,000	JPY	Morgan Stanley	21,717,713	USD	22,212,255	494,542
7/20/2016	102,380,000	MXN	Morgan Stanley	5,541,591	USD	5,536,748	(4,843)
7/20/2016	25,520,000	NZD	Morgan Stanley	18,005,809	USD	18,168,794	162,985
7/20/2016	58,310,000	NOK	Morgan Stanley	7,043,665	USD	6,956,021	(87,644)
7/20/2016	19,710,000	PLN	Morgan Stanley	5,147,464	USD	4,962,724	(184,740)
7/20/2016	289,750,000	RUB	Morgan Stanley	4,447,070	USD	4,508,733	61,664
7/20/2016	13,480,000	SGD	Morgan Stanley	9,964,315	USD	10,006,062	41,747
7/20/2016	4,433,000	KRW	Morgan Stanley	3,819,792	USD	3,840,709	20,917
7/20/2016	69,350,000	SEK	Morgan Stanley	8,419,496	USD	8,178,101	(241,395)
7/20/2016	18,950,000	CHF	Morgan Stanley	19,618,609	USD	19,473,142	(145,467)
7/20/2016	7,480,000	TRY	Morgan Stanley	2,545,261	USD	2,586,589	41,328
7/20/2016	106,990,000	ZAR	Morgan Stanley	7,007,986	USD	7,262,550	254,564
7/21/2016	10,941,000,000	COP	Morgan Stanley	3,694,377	USD	3,734,819	40,442
						Total Buys:	$(1,029,419)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

	Foreign Currency Units to						Unrealized Appreciation/
Settlement Date	Receive/Deliver		Counterparty	In Exchange For		US Dollar Value	(Depreciation)
To Sell:
7/1/2016	4,090,000	GBP	Morgan Stanley	$5,524,772	USD	$5,445,426	$79,346
7/1/2016	6,740,000	CZK	Morgan Stanley	276,286	USD	275,890	396
7/1/2016	140,000	EUR	Morgan Stanley	155,592	USD	155,330	262
7/1/2016	133,000,000	JPY	Morgan Stanley	1,295,211	USD	1,296,549	(1,338)
7/1/2016	23,830,000	MXN	Morgan Stanley	1,285,641	USD	1,291,207	(5,566)
7/1/2016	2,840,000	NZD	Morgan Stanley	2,021,313	USD	2,024,068	(2,755)
7/1/2016	7,110,000	NOK	Morgan Stanley	848,368	USD	848,196	172
7/1/2016	260,000	PLN	Morgan Stanley	65,353	USD	65,501	(148)
7/1/2016	320,000	SGD	Morgan Stanley	237,335	USD	237,582	(247)
7/1/2016	8,830,000	ZAR	Morgan Stanley	595,049	USD	601,970	(6,921)
7/1/2016	530,000	CHF	Morgan Stanley	541,125	USD	543,924	(2,799)
7/20/2016	6,960,000	AUD	Morgan Stanley	5,123,053	USD	5,177,558	(54,505)
7/20/2016	2,280,000	BRL	Morgan Stanley	650,260	USD	705,914	(55,654)
7/20/2016	20,520,000	GBP	Morgan Stanley	29,249,388	USD	27,324,993	1,924,395
7/20/2016	17,440,000	CAD	Morgan Stanley	13,517,700	USD	13,424,344	93,356
7/20/2016	188,170,000	CZK	Morgan Stanley	7,789,341	USD	7,707,043	82,298
7/20/2016	37,870,000	EUR	Morgan Stanley	42,383,771	USD	42,046,985	336,786
7/20/2016	240,720,000	INR	Morgan Stanley	3,563,954	USD	3,551,219	12,735
7/20/2016	12,220,000	ILS	Morgan Stanley	3,142,664	USD	3,171,747	(29,083)
7/20/2016	1,508,000,000	JPY	Morgan Stanley	14,259,739	USD	14,710,620	(450,881)
7/20/2016	89,400,000	MXN	Morgan Stanley	4,749,939	USD	4,834,785	(84,846)
7/20/2016	6,020,000	NZD	Morgan Stanley	4,237,402	USD	4,285,899	(48,497)
7/20/2016	36,830,000	NOK	Morgan Stanley	4,433,496	USD	4,393,590	39,906
7/20/2016	18,300,000	PLN	Morgan Stanley	4,592,411	USD	4,607,704	(15,293)
7/20/2016	174,390,000	RUB	Morgan Stanley	2,638,865	USD	2,713,643	(74,778)
7/20/2016	660,000	SGD	Morgan Stanley	486,657	USD	489,911	(3,254)
7/20/2016	7,990,000,000	KRW	Morgan Stanley	6,836,617	USD	6,922,386	(85,769)
7/20/2016	57,710,000	SEK	Morgan Stanley	7,000,667	USD	6,805,454	195,213
7/20/2016	37,350,000	CHF	Morgan Stanley	38,690,484	USD	38,381,101	312,879
7/20/2016	8,940,000	TRY	Morgan Stanley	3,031,686	USD	3,091,458	(59,701)
7/20/2016	13,340,000	ZAR	Morgan Stanley	888,506	USD	905,635	(17,128)
7/21/2016	4,894,000,000	COP	Morgan Stanley	1,620,657	USD	1,670,616	(49,959)
						Total Sells:	$2,028,622

	Foreign Currency Units to						Unrealized Appreciation/
Settlement Date	Receive/Deliver	Long	Counterparty	In Exchange For	Short	US Dollar Value	(Depreciation)

Cross Currency
7/20/2016	3,080,000	EUR	Morgan Stanley	28,592,067	NOK	3,419,718	$8,884
7/20/2016	6,220,000	EUR	Morgan Stanley	27,612,343	PLN	6,906,054	(31,572)
7/20/2016	3,420,000	EUR	Morgan Stanley	32,028,961	SEK	3,797,219	25,829
7/20/2016	130,000	EUR	Morgan Stanley	432,811	TRY	144,339	(3,542)
7/20/2016	98,362,600	NOK	Morgan Stanley	10,590,000	EUR	11,734,046	(12,312)
7/20/2016	28,152,637	PLN	Morgan Stanley	6,440,000	EUR	7,088,472	(81,407)
7/20/2016	69,879,252	SEK	Morgan Stanley	7,470,000	EUR	8,240,513	(56,241)
7/20/2016	13,635,971	TRY	Morgan Stanley	4,200,000	EUR	4,715,329	21,986
							$(128,375)

						Total	$870,828

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 99.6%
	GAS - 4.5%
60,691	Western Gas Equity Partners LP	$2,321,431

	OIL & GAS - 4.7%
25,577	EQT GP Holdings LP	651,958
21,996	Phillips 66	1,745,163
		2,397,121
	OIL & GAS SERVICES - 8.9%
108,242	Targa Resources Corp.	4,561,318

	PIPELINES - 81.5%
3,559	Buckeye Partners LP	250,304
111,574	Crestwood Equity Partners LP	2,249,332
54,472	Enbridge, Inc.	2,307,434
146,445	Energy Transfer Equity LP	2,104,415
318,143	EnLink Midstream LLC	5,061,655
12,892	Enterprise Products Partners LP	377,220
120,370	Kinder Morgan, Inc.	2,253,326
1,567	Magellan Midstream Partners LP	119,092
162,076	NuStar GP Holdings LLC	4,155,628
48,831	ONEOK, Inc.	2,317,031
42,435	Pembina Pipeline Corp.	1,287,478
470,870	Plains GP Holdings LP	4,911,174
71,904	SemGroup Corp.	2,341,194
63,079	Spectra Energy Corp.	2,310,584
103,047	Tallgrass Energy GP LP	2,325,771
50,677	TransCanada Corp.	2,291,614
232,250	Williams Cos., Inc.	5,023,567
		41,686,819

	TOTAL COMMON STOCK (Cost - $42,865,441)	50,966,689

	TOTAL INVESTMENTS - 99.6% (Cost - $42,865,441) (a)	$50,966,689
	OTHER ASSETS LESS LIABILITIES - 0.4%	199,382
	NET ASSETS - 100.0%	$51,166,071

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $48,955,176 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$8,678,182
Unrealized depreciation:	(6,666,669)
Net unrealized appreciation:	$2,011,513

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 15.2%
	AIRLINES - 2.9%
$250,000	Air Canada 2015-1 Class C Pass Through Trust #	5.000		3/15/2020	$239,001
500,000	VistaJet Malta Finance PLC #	7.750		6/1/2020	226,250
					465,251
	COMMERCIAL SERVICES - 3.5%
375,000	Cenveo Corp. #	6.000		8/1/2019	311,250
250,000	Sotheby’s #	5.250		10/1/2022	240,625
					551,875
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
250,000	Aircastle Ltd.	5.000		4/1/2023	254,050
250,000	Transworld Systems, Inc. #	9.500		8/15/2021	122,500
					376,550
	ELECTRIC - 2.7%
500,000	Illinois Power Generating Co.	7.000		4/15/2018	192,500
250,000	NRG Energy, Inc.	6.250		7/15/2022	242,500
					435,000
	IRON/STEEL - 0.6%
490,000	Essar Steel Algoma, Inc. #	9.500		11/15/2019	90,650

	OIL & GAS SERVICES - 1.3%
250,000	McDermott International, Inc. #	8.000		5/1/2021	215,000

	RETAIL - 0.6%
100,000	GameStop Corp. #	6.750		3/15/2021	98,750

	TRANSPORTATION - 1.1%
250,000	Navios South American Logistics, Inc. #	7.250		5/1/2022	176,250

	TOTAL CORPORATE BONDS (Cost - $3,638,987)				2,409,326

	COLLATERALIZED LOAN OBLIGATIONS - 6.9%
500,000	Arrowpoint CLO 2014-3 Ltd. #	7.978	*	10/15/2026	445,000
250,000	Longfellow Place CLO Ltd. #	6.378	*	1/15/2024	207,500
500,000	Wellfleet CLO 2015-1 Ltd. #	6.984	*	10/20/2027	435,469
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $1,184,868)				1,087,969

	BANK LOANS - 85.2%
	ADVERTISING - 3.6%
250,000	Checkout Holding Corp. (Catalina Marketing)	7.750	*	4/11/2022	412,418
490,000	Checkout Holding Corp. (Catalina Marketing)	4.500	*	4/9/2021	157,188
					569,606
	AEROSPACE/DEFENSE - 2.8%
442,663	Tasc, Inc.	7.000	*	5/12/2020	443,770

	AIRLINES - 1.6%
250,000	American Airlines, Inc.	3.75	*	4/28/2023	247,746

	AUTO PARTS & EQUIPMENT - 2.9%
496,212	Federal Mogul Corp.	4.750	*	4/15/2021	462,251

	BUILDING MATERIALS - 3.1%
500,000	Hanson Building Products	6.500	*	3/13/2022	489,165

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 85.2% (Continued)
	COMMERCIAL SERVICES - 10.4%
$255,684	Harland Clarke Holdings (Valassis)	7.000	*	4/26/2018	$249,292
355,208	Harland Clarke Holdings (Valassis)	7.000	*	12/31/2019	344,996
725,625	Novitex Acquisition LLC	7.250	*	7/7/2020	689,344
491,250	Onsite Rental Group	5.500	*	7/30/2021	358,613
					1,642,245
	COMPUTERS - 3.2%
500,000	Dell International LLC	4.000	*	6/2/2023	498,905

	DIVISERFIED FINANCIAL SERVICES - 9.2%
500,000	First Data Corp.	4.452	*	3/24/2021	499,168
500,000	First Data Corp.	4.193	*	7/10/2022	496,563
492,500	Tecomet, Inc.	5.750	*	12/5/2021	464,181
					1,459,912
	ELECTRIC - 2.4%
488,760	Lonestar Generation LLC (fka Viva Alamo LLC)	5.250	*	2/22/2021	377,567

	ENTERTAINMENT - 3.0%
488,775	NEP/NCP HoldCo, Inc.	4.250	*	1/22/2020	480,832

	FOOD - 4.7%
746,137	Albertson’s LLC	5.500	*	8/25/2021	745,309

	HEALTH-CARE SERVICES - 8.5%
248,744	Community Health Systems, Inc.	4.000	*	1/14/2021	242,904
615,666	Drumm Investors LLC	9.500	*	5/4/2018	601,814
500,000	Multiplan, Inc.	5.000	*	5/1/2023	502,000
					1,346,718
	HOLDING COMPANIES-DIVERSIFIED - 3.1%
487,505	Travelport LLC	5.750	*	8/13/2021	485,526

	IRON/STEEL - 1.5%
988,759	Essar Steel Algoma, Inc.^	9.000	*	8/7/2019	242,864

	LODGING - 3.0%
488,750	Caesars Entertainment Resort Properties, LLC (Harrah’s)	7.000	*	10/9/2020	468,956

	MACHINERY-DIVERSIFIED - 2.8%
481,213	Gardner Denver, Inc.	4.250	*	7/30/2020	444,254

	OIL & GAS - 2.3%
162,495	Connacher Oil and Gas^	9.000	*	8/31/2018	142,183
339,091	Connacher Oil and Gas^	9.000	*	5/23/2018	186,500
51,613	Energy & Exploration Partners	5.000	*	5/13/2022	39,637
					368,320
	RETAIL - 5.9%
488,649	Neiman Marcus (fka Mariposa Merger)	4.250	*	10/25/2020	440,173
495,000	Petsmart	4.250	*	3/10/2022	493,579
					933,752
	SOFTWARE - 6.2%
500,000	Cision (GTCR Valor Companies, Inc.)	7.000	*	5/17/2023	477,970
500,000	Presidio, Inc.	5.250	*	2/2/2022	493,000
					970,970

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 85.2% (Continued)
	TELECOMMUNICATIONS - 1.6%
$359,587	Avaya, Inc.	6.250	*	5/29/2020	$257,405

	TRANSPORTATION - 3.4%
596,939	YRC Worldwide, Inc.	8.000	*	2/13/2019	539,731

	TOTAL BANK LOANS (Cost - $16,072,346)				13,475,804

	SHORT-TERM INVESTMENTS - 2.3%
369,779	Fidelity Institutional Money Market Portfolio, Class I, 0.26% **				369,779
	TOTAL SHORT-TERM INVESTMENTS (Cost - $369,779)				369,779

	TOTAL INVESTMENTS - 109.6% (Cost - $21,265,980) (a)				$17,342,878
	LIABILITIES LESS OTHER ASSETS - (9.6)%				(1,522,447)
	NET ASSETS - 100.0%				$15,820,431

*	Floating Rate, rate shown represents the rate at June 30, 2016.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $2,569,244 or 16.05% of net assets.

^	Represents issuer in default on interest payments, non-income producing security

LLC	- Limited Liability Company.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $21,265,980 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$47,123
Unrealized depreciation:	(3,881,487)
Net unrealized depreciation:	$(3,834,364)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON UNCONSTRAINED HEDGED INCOME FUND (formerly CATALYST/PRINCETON HEDGED INCOME FUND)
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares				Value
	EXCHANGE TRADED FUNDS - 13.4%
	DEBT FUNDS - 10.0%
2,000	PowerShares Senior Loan Portfolio			$45,940
300	ProShares UltraShort 20+ Year Treasury *			9,507
				55,447
	EQUITY FUND - 3.4%
2,000	ProShares Ultra VIX Short-Term Futures ETF *			18,840

	TOTAL EXCHANGE TRADED FUNDS (Cost - $86,280)			74,287

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 81.5%
	AIRLINES - 12.9%
$25,000	Air Canada 2015-1 Class C Pass Through Trust #	5.000	3/15/2020	23,900
50,000	American Airlines Group, Inc. #	4.625	3/1/2020	47,750
				71,650
	COMMERCIAL SERVICES - 7.7%
52,000	Cenveo Corp. #	6.000	8/1/2019	43,160

	DIVERSIFIED FINANCIAL SERVICES - 8.5%
25,000	Fly Leasing Ltd.	6.375	10/15/2021	24,250
25,000	NewStar Financial, Inc.	7.250	5/1/2020	23,250
				47,500
	ELECTRIC - 3.5%
50,000	Illinois Power Generating Co.	7.000	4/15/2018	19,250

	FOOD - 4.7%
30,000	BI-LO LLC / BI-LO Finance Corp. #	9.250	2/15/2019	26,100

	GAS - 4.9%
30,000	NGL Energy Partners LP / NGL Energy Finance Corp.	5.125	7/15/2019	27,300

	IRON/STEEL - 0.8%
25,000	Essar Steel Algoma, Inc. #+	9.500	11/15/2019	4,625

	MEDIA - 1.9%
15,000	iHeartCommunications, Inc.	10.625	3/15/2023	10,388

	MINING - 4.0%
25,000	Barminco Finance Pty Ltd. #	9.000	6/1/2018	22,250

	OIL & GAS - 7.6%
25,000	Sunoco LP / Sunoco Finance Corp. #	5.500	8/1/2020	24,687
25,000	Ultra Petroleum Corp. #+	6.125	10/1/2024	17,563
				42,250
	REITS - 9.2%
25,000	Communications Sales & Leasing, Inc. #	6.000	4/15/2023	25,437
25,000	Equinix, Inc.	5.750	1/1/2025	25,875
				51,312
	RETAIL - 7.5%
43,000	Ruby Tuesday, Inc.	7.625	5/15/2020	41,602

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON UNCONSTRAINED HEDGED INCOME FUND (formerly CATALYST/PRINCETON HEDGED INCOME FUND)
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 81.5% (Continued)
	SEMICONDUCTORS - 3.8%
$25,000	Micron Technology, Inc.	5.500	2/1/2025	$21,188

	TELECOMMUNICATIONS - 4.5%
25,000	Avaya, Inc. #	10.500	3/1/2021	5,500
25,000	Sprint Communications, Inc.	6.000	11/15/2022	19,673
				25,173

	TOTAL CORPORATE BONDS (Cost - $543,410)			453,748

	SHORT-TERM INVESTMENTS - 6.3%
35,007	Fidelity Institutional Money Market Portfolio, Class I, 0.46% **			35,007
	TOTAL SHORT-TERM INVESTMENTS (Cost - $35,007)			35,007

	TOTAL INVESTMENTS - 101.2% (Cost - $664,697) (a)			$563,042
	LIABILITIES LESS OTHER ASSETS - (1.2)%			(6,473)
	NET ASSETS - 100.0%			$556,569

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30,2016, these securities amounted to $240,972 or 43.30% of net assets.

+	Represents an issuer in default on interest payments.

LLC - Limited Liability Company

LP - Limited Partnership

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $665,540 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,665
Unrealized depreciation:	(104,163)
Net unrealized depreciation:	$(102,498)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CONVERTIBLE BONDS - 0.0%
	SEMICONDUCTORS - 0.0%
$8,669,000	Energy Conversion Devices, Inc. ^+#			$—

	TOTAL CONVERTIBLE BONDS - (Cost - $2,629,787)			—

	CORPORATE BONDS - 88.0%
	AUTO PARTS & EQUIPMENT - 3.7%
1,317,000	Titan International, Inc.	6.8750	10/1/2020	1,107,926

	BIOTECHNOLOGY - 5.2%
1,662,000	PDL BioPharma, Inc.	4.0000	2/1/2018	1,574,745

	COAL - 0.1%
4,597,000	Alpha Natural Resources, Inc.	9.7500	4/15/2018	34,478

	COMMERCIAL SERVICES - 3.2%
1,020,000	Rent-A-Center, Inc.	6.6250	11/15/2020	971,550

	DIVERSIFIED FINANCIAL SERVICES - 4.2%
3,200,000	Community Choice Financial, Inc.	10.7500	5/1/2019	1,264,000

	ELECTRIC - 2.9%
1,114,000	GenOn Americas Generation LLC	8.5000	10/1/2021	885,630

	ELECTRICAL COMPONENTS & EQUIPMENT - 7.0%
1,412,000	General Cable Corp.	5.7500	10/1/2022	1,299,040
1,056,000	GrafTech International Ltd.	6.3750	11/15/2020	813,120
				2,112,160
	ELECTRONICS - 2.1%
1,041,000	Fluidigm Corp.	2.7500	2/1/2034	624,600

	HOME BUILDERS - 0.7%
252,000	Beazer Homes USA, Inc.	7.2500	2/1/2023	206,010

	LODGING - 4.7%
1,540,000	Caesars Entertainment Operating Co., Inc.	11.2500	6/1/2017	1,420,650

	MINING - 15.8%
2,003,000	Coeur Mining, Inc.	7.8750	2/1/2021	1,927,888
1,890,000	Hecla Mining Co.	6.8750	5/1/2021	1,809,675
1,230,000	HudBay Minerals, Inc.	9.5000	10/1/2020	1,039,350
3,376,000	MolyCorp., Inc.	10.0000	6/1/2020	21,100
				4,798,013
	OIL & GAS - 5.1%
1,431,000	Northern Oil and Gas, Inc.	8.0000	6/1/2020	1,080,405
698,000	Transocean, Inc.	6.8000	3/15/2038	455,445
				1,535,850

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 88.0% (Continued)
	OIL & GAS SERVICES - 4.4%
$542,000	Era Group, Inc.	7.7500	12/15/2022	$459,345
954,000	PHI, Inc.	5.2500	3/15/2019	882,450
				1,341,795
	PRIVATE EQUITY - 3.6%
1,151,000	Icahn Enterprises Finance Corp.	5.8750	2/1/2022	1,084,967

	REAL ESTATE INVESTMENT TRUSTS - 3.3%
153,000	Apollo Commercial Real Estate Finance, Inc.	5.5000	3/15/2019	155,582
889,000	Colony Capital Inc	5.0000	4/15/2023	844,550
				1,000,132
	RETAIL - 6.6%
711,000	Cash America International, Inc.	5.7500	5/15/2018	721,665
320,000	EZCorp., Inc.	2.1250	6/15/2019	265,400
1,034,000	Ruby Tuesday, Inc.	7.6250	5/15/2020	1,000,395
				1,987,460
	SEMICONDUCTORS - 8.6%
1,933,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	1,720,370
913,000	Amkor Technology, Inc.	6.3750	10/1/2022	878,763
				2,599,133
	TELECOMMUNICATIONS - 6.8%
637,000	EarthLink Holdings Corp.	7.3750	6/1/2020	662,479
1,646,000	Sprint Capital Corp.	8.7500	3/15/2032	1,407,329
				2,069,808

	TOTAL CORPORATE BONDS (Cost - $36,080,913)			26,618,907

Shares
	SHORT-TERM INVESTMENTS - 9.3%
2,846,225	Fidelity Institutional Money Market Portfolio, Class I, 0.46% *			2,846,225
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,846,225)			2,846,225

	TOTAL INVESTMENTS - 97.3% (Cost - $41,556,925) (a)			$29,465,132
	OTHER ASSETS LESS LIABILITIES - 2.7%			826,250
	NET ASSETS - 100.0%			$30,291,382

LLC - Limited Liability Company

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $41,567,205 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$345,633
Unrealized depreciation:	(12,447,706)
Net unrealized depreciation:	$(12,102,073)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares				Value
	COMMON STOCK - 52.7%
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
505	PJT Partners, Inc.			$11,615

	INVESTMENT COMPANIES - 31.4%
65,172	American Capital Ltd. *			1,031,673
115,463	Apollo Investment Corp.			639,665
108,000	Fifth Street Finance Corp.			523,800
19,956	Oaktree Capital Group LLC			893,231
116,675	PennantPark Investment Corp.			796,890
126,900	Prospect Capital Corp.			992,358
55,200	Solar Capital Ltd.			1,051,560
				5,929,177
	PRIVATE EQUITY - 11.5%
68,900	Apollo Global Management LLC - Cl. A			1,043,835
20,211	Blackstone Group LP			495,978
51,000	KKR & Co. LP - Miscellaneous			629,340
				2,169,153
	REITS - 5.2%
33,946	Equity Commonwealth *			988,847

	RETAIL - 4.5%
112,900	Ezcorp, Inc. *			853,524

	TOTAL COMMON STOCK (Cost - $13,637,437)			9,952,316

	EXCHANGE TRADED FUNDS - 4.8%
	EQUITY FUND - 4.8%
88,701	iShares Mortgage Real Estate Capped ETF			910,072
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,114,971)			910,072

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 0.3%
	BIOTECHNOLOGY - 0.3%
$68,000	PDL BioPharma, Inc.	4.0000	2/1/2018	64,430

	SEMICONDUCTORS - 0.0%
5,543,000	Energy Conversion Devices, Inc. +^#			—

	TOTAL CONVERTIBLE BONDS (Cost - $1,782,503)			64,430

	CORPORATE BONDS - 25.0%
	AUTO PARTS & EQUIPMENT - 5.4%
1,209,000	Titan International, Inc.	6.8750	10/1/2020	1,017,071

	COAL - 0.0%
974,000	Alpha Natural Resources, Inc.	9.7500	4/15/2018	7,305

	DIVERSIFIED FINANCIAL SERVICES - 2.8%
1,320,000	Community Choice Financial, Inc.	10.7500	5/1/2019	521,400

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 25.0% (Continued)
	LODGING - 4.8%
$982,000	Caesars Entertainment Operating Co., Inc.	11.2500	6/1/2017	$905,895

	MINING - 0.1%
2,395,000	Molycorp, Inc.	10.0000	6/1/2020	14,969

	SEMICONDUCTORS - 6.3%
1,337,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	1,189,930

	TELECOMMUNICATIONS - 5.6%
1,233,000	Sprint Capital Corp.	8.7500	3/15/2032	1,054,215

	TOTAL CORPORATE BONDS (Cost - $8,024,420)			4,710,785

Shares
	SHORT-TERM INVESTMENTS - 16.5%
3,108,971	Fidelity Institutional Money Market Portfolio, Class I, 0.48% **			3,108,971
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,108,971)			3,108,971

	TOTAL INVESTMENTS - 99.3% (Cost - $27,668,302) (a)			$18,746,574
	OTHER ASSETS LESS LIABILITIES - 0.7%			140,595
	NET ASSETS - 100.0%			$18,887,169

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

#	The value of this security has been determined in good faith under policies of the Board of Trustees.

+	Represents issuer in default on interest payments; non-income producing security.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $27,725,139 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$789,113
Unrealized depreciation:	(9,767,678)
Net unrealized depreciation:	$(8,978,565)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal		Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 89.7%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 60.2%
$1,746,257	Freddie Mac Gold Pool	3.500		5/1/2046	$1,845,474
188,237	Freddie Mac REMICS	7.358	*	1/15/2029	39,995
22,231	Freddie Mac REMICS	13.339	*	12/15/2032	30,440
1,931	Freddie Mac REMICS	13.516	*	9/15/2034	2,074
1,551,098	Freddie Mac REMICS	6.208	*	4/15/2036	325,870
1,395,773	Freddie Mac REMICS	6.138	*	9/15/2036	306,878
530,320	Freddie Mac REMICS	5.658	*	7/15/2039	94,472
40,542	Freddie Mac REMICS	6.358	*	9/15/2039	6,400
311,886	Freddie Mac REMICS	6.158	*	12/15/2039	48,309
88,889	Freddie Mac REMICS	4.000		8/15/2040	11,493
139,939	Freddie Mac Strips	7.000		4/1/2027	30,543
					2,741,948
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.2%
129,501	Fannie Mae Interest Strip	7.500		7/25/2022	20,622
70,039	Fannie Mae Interest Strip	8.000		7/25/2024	15,414
89,730	Fannie Mae Interest Strip	8.500		10/25/2025	21,105
822,641	Fannie Mae Interest Strip	5.000	*	8/25/2035	159,064
30,272	Fannie Mae Interest Strip	7.500	*	9/25/2037	7,829
304,636	Fannie Mae Interest Strip	4.500		11/25/2039	48,329
133,030	Fannie Mae Interest Strip	4.500		11/25/2039	20,475
39,917	Fannie Mae Interest Strip	5.000		3/25/2041	7,025
200,815	Fannie Mae Pool	3.500		6/1/2042	212,510
248,684	Fannie Mae REMICS	7.547	*	9/25/2023	44,134
669,497	Fannie Mae REMICS	3.000		2/25/2033	93,863
300,740	Fannie Mae REMICS	7.797	*	6/25/2033	72,721
447,012	Fannie Mae REMICS	7.147	*	4/25/2034	119,853
8,967	Fannie Mae REMICS	13.333	*	7/25/2034	12,220
832,767	Fannie Mae REMICS	6.697	*	7/25/2037	192,657
453,565	Fannie Mae REMICS	5.417	*	8/25/2037	88,298
79,450	Fannie Mae REMICS	4.500	*	12/25/2041	14,974
196,610	Fannie Mae REMICS	5.707	*	10/25/2042	40,676
					1,191,769
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.3%
15,035	Government National Mortgage Association	24.888	*	11/16/2024	22,717
56,759	Government National Mortgage Association	7.658	*	6/16/2032	14,382
73,523	Government National Mortgage Association	8.535	*	4/20/2034	78,941
14,513	Government National Mortgage Association	8.552	*	4/20/2034	14,929
73,198	Government National Mortgage Association	5.658	*	10/16/2034	13,090
67,369	Government National Mortgage Association	5.000		3/20/2039	4,414
					148,473

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost - $3,932,813)				4,082,190

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATION - 0.4%
18,564	ML Trust XLIV	9.000		8/20/2020	19,318
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATION (Cost - $18,563)				19,318

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 9.4%
425,534	Fidelity Institutional Money Market Portfolio, Class I, 0.46% **	$425,534
	TOTAL SHORT-TERM INVESTMENTS (Cost - $425,534)	425,534

	TOTAL INVESTMENTS - 99.5% (Cost - $4,376,910) (a)	$4,527,042
	OTHER ASSETS LESS LIABILITIES - 0.5%	24,693
	NET ASSETS - 100.0%	$4,551,735

*	Floating or variable rate security; rate shown represents the rate at June 30, 2016.

**	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

REMICS - Real Estate Mortgage Investment Conduit.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures, is $4,376,910 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$193,934
Unrealized depreciation:	(43,802)
Net unrealized appreciation:	$150,132

Long / (Short)		Underlying Face		Unrealized
Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (0.0)%
2	US 10-Year Future	265,968	September 2016	$(906)
3	US 10-Year Ultra Future	437,016	September 2016	(984)
	Net Unrealized Loss From Open Long Futures Contracts			$(1,890)

	OPEN SHORT FUTURES CONTRACT - (0.0)%
(10)	2-Year Bond Future	2,193,280	September 2016	$(1,094)
	Net Unrealized Loss From Open Short Futures Contracts			$(1,094)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST TIME VALUE TRADING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 93.5%
4,240,845	Fidelity Prime Money Market Portfolio, Institutional Class, 0.48% *	$4,240,845
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,240,845)	4,240,845

	TOTAL INVESTMENTS - 93.5% (Cost - $4,240,845) (a)	$4,240,845
	OTHER ASSETS LESS LIABILITIES - 6.5%	293,097
	NET ASSETS - 100.0%	$4,533,942

*	Rate shown represents the rate at June 30, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $4,240,845.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2016

	Catalyst	Catalyst			Catalyst Hedged	Catalyst Hedged
	Small-Cap Insider	Hedged Insider	Catalyst Insider	Catalyst Insider	Commodity	Futures
	Buying Fund	Buying Fund	Buying Fund	Long/Short Fund	Strategy Fund	Strategy Fund
					(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$26,232,223	$2,788,356	$129,141,690	$6,259,322	$6,529,822	$2,451,881,569
Investments in Affiliated securities, at cost	—	—	—	—	11,007,333	269,406,502
Total Securities at Cost	$26,232,223	$2,788,356	$129,141,690	$6,259,322	$17,537,155	$2,721,288,071
Investments in Unaffiliated securities, at value (including $730,224, $0, $0, $0, $0, $0 of securities loaned)	$28,588,713	$2,890,607	$134,421,410	$6,803,878	$6,190,792	$2,338,523,435
Investments in Affiliated securities, at value	—	—	—	—	11,007,333	269,406,502
Total Securities at Value	$28,588,713	$2,890,607	$134,421,410	$6,803,878	$17,198,125	$2,607,929,937
Receivable for securities sold	—	—	—	355,766	—	—
Receivable for Fund shares sold	697	—	18,557	—	1 68,036	9,686,803
Dividends and interest receivable	43,440	6,032	148,743	7,494	—	4,953,236
Due from Manager	—	1,998	—	—	—	—
Deposits with Broker	—	115,080	—	2,799,238	7 49,791	938,021,750
Prepaid expenses and other assets	31,661	27,074	34,166	23,652	20,963	83,936
Total Assets	28,664,511	3,040,791	134,622,876	9,990,028	18,136,915	3,560,675,662

LIABILITIES:
Options written (premiums received $0, $108,107, $0, $0, $700,870, $473,990,000)	—	119,791	—	—	195,256	232,405,125
Securities sold short (proceeds $0, $0, $0, $3,742,310, $0, $0)	—	—	—	3,850,576	—	—
Management fees payable	35,330	—	1 54,470	2,151	8,267	4,587,642
Payable upon return of securities loaned (Note 1)	776,808	—	—	—	—	—
Due to custodian	—	—	—	2,901	—	—
Payable for securities purchased	—	—	—	1 97,197	—	—
Payable for Fund shares redeemed	26,446	—	3 86,304	71,755	118	2,547,203
Dividends payable on short sales	—	—	—	3,744	—	—
Fees payable to affiliate	1,981	974	7,510	1,058	1,169	1 57,948
Accrued 12b-1 fees	66,520	6,659	238,733	13,408	6,619	1,802,691
Accrued expenses and other liabilities	34,734	21,848	82,049	21,773	22,191	737,398
Total Liabilities	941,819	149,272	869,066	4,164,563	233,620	242,238,007

Net Assets	$27,722,692	$2,891,519	$133,753,810	$5,825,465	$17,903,295	$3,318,437,655

NET ASSETS CONSIST OF:
Paid in capital	$63,003,541	$9,752,863	$171,351,122	$8,569,261	$16,715,754	$3,166,589,575
Undistributed net investment income (loss)	138,252	(8,560)	(468,091)	(72,660)	849,244	—
Accumulated net realized loss on investments, securities sold short, options purchased, options written and futures	(37,775,591)	(6,943,351)	(42,408,941)	(3,107,426)	171,713	23,621,339
Net unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and futures	2,356,490	90,567	5,279,720	436,290	166,584	128,226,741
Net Assets	$27,722,692	$2,891,519	$133,753,810	$5,825,465	$17,903,295	$3,318,437,655

Class A
Net Assets	$17,355,547	$1,933,247	$81,330,387	$3,861,634	$9,107,126	$1,096,675,038
Shares of beneficial interest outstanding (a)	1,401,038	288,174	6,123,024	417,326	835,600	96,112,569
Net asset value per share	$12.39	$6.71	$13.28	$9.25	$10.90	$11.41
Maximum offering price per share (b)	$13.15	$7.12	$14.09	$9.81	$11.56	$12.11
Minimum redemption price per share (c)	$12.27	$6.64	$13.15	$9.16	$10.79	$11.30

Class C
Net Assets	$6,212,897	$832,123	$33,042,272	$1,193,360	$2,547,243	$323,054,788
Shares of beneficial interest outstanding (a)	522,636	128,113	2,485,271	132,668	234,922	28,915,534
Net asset value, offering price and redemption price per share	$11.89	$6.50	$13.30	$9.00	$10.84	$11.17

Class I
Net Assets	$4,154,248	$126,149	$19,381,151	$770,471	$6,248,926	$1,898,707,829
Shares of beneficial interest outstanding (a)	333,535	18,638	1,453,006	82,639	572,224	165,322,676
Net asset value, offering price and redemption price per share	$12.46	$6.77	$13.34	$9.32	$10.92	$11.48

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months (excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2016

		Catalyst Intelligent			Catalyst/Auctos	Catalyst
	Catalyst Insider	Alternative	Catalyst IPOx	Catalyst Macro	Multi Strategy	Dynamic Alpha
	Income Fund	Fund	Allocation Fund	Strategy Fund	Fund	Fund
					(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$704,799	$35,941	$223,865	$92,092,393	$2,740,513	$122,694,501
Investments in Affiliated securities, at cost	—	1,403,509	—	14,025,971	9,016,432	—
Total Securities at Cost	$704,799	$1,439,450	$223,865	$106,118,364	$11,756,945	$122,694,501

Investments in Unaffiliated securities, at value	$688,704	$35,941	$251,572	$94,213,231	$2,740,513	$145,210,971
Investments in Affiliated securities, at value	—	1,398,815	—	14,025,971	9,016,432	—
Total Securities at Value	$688,704	$1,434,756	$251,572	$108,239,202	$11,756,945	$145,210,971
Receivable for securities sold	—	—	—	2,223,417	—	2,257,682
Receivable for Fund shares sold	50	1,300	—	37,352	41,200	167,351
Dividends and interest receivable	6,396	—	105	118,096	—	16,800
Futures unrealized appreciation	—	—	—	—	487,726	—
Cash	—	—	—	73,933	—	—
Due from Manager	4,285	17,534	11,959	259	—	—
Deposits with Broker	—	—	—	—	2,059,302	—
Prepaid expenses and other assets	6,176	6,177	3,314	39,333	22,668	36,428
Total Assets	705,611	1,459,767	266,950	110,731,592	14,367,841	147,689,232

LIABILITIES:
Options written (premiums received $0, $0, $0, $10,587,499, $0, $0)	—	—	—	12,090,456	—	—
Securities sold short (proceeds $0, $0, $0, $1,184,786, $0, $0)	—	—	—	1,198,340	—	—
Management fees payable	—	—	—	70,542	1,214	90,979
Due to Broker	—	—	—	10,422,198	—	—
Payable for securities purchased	—	—	—	544,985	—	—
Payable for Fund shares redeemed	—	—	—	2,206,731	—	54,827
Fees payable to affiliate	573	2,447	612	6,717	1,304	7,182
Accrued 12b-1 fees	1,184	403	192	90,925	5,724	207,974
Accrued expenses and other liabilities	20,212	20,301	17,740	61,084	21,220	71,079
Total Liabilities	21,969	23,151	18,544	26,691,978	29,462	432,041

Net Assets	$683,642	$1,436,616	$248,406	$84,039,614	$14,338,379	$147,257,191

NET ASSETS CONSIST OF:
Paid in capital	$740,649	$1,513,335	$246,155	$110,784,070	$14,302,497	$135,293,007
Undistributed net investment income (loss)	136	(8,478)	(1,218)	(1,117,202)	49,444	(200,614)
Accumulated net realized loss on investments, options purchased, options written and futures	(41,048)	(63,547)	(24,238)	(26,231,786)	(509,247)	(10,351,672)
Net unrealized appreciation (depreciation) on investments, options purchased, options written and futures	(16,095)	(4,694)	27,707	604,532	495,685	22,516,470
Net Assets	$683,642	$1,436,616	$248,406	$84,039,614	$14,338,379	$147,257,191

Class A
Net Assets	$385,828	$573,348	$105,169	$28,267,189	$1,855,991	$92,748,961
Shares of beneficial interest outstanding (a)	42,231	58,261	10,259	2,842,361	119,686	5,608,267
Net asset value per share	$9.14	$9.84	$10.25	$9.94	$15.51	$16.54
Maximum offering price per share (b)	$9.60	$10.44	$10.88	$10.55	$16.46	$17.55
Minimum redemption price per share (c)	$9.05	$9.74	$10.15	$9.84	$15.35	$16.37

Class C
Net Assets	$90,173	$337,201	$3,242	$10,658,202	$577,262	$28,281,819
Shares of beneficial interest outstanding (a)	9,866	34,588	318	1,076,167	37,475	1,774,408
Net asset value, offering price and redemption price per share	$9.14	$9.75	$10.19	$9.90	$15.40	$15.94

Class I
Net Assets	$207,641	$526,067	$139,995	$45,114,223	$11,905,126	$26,226,411
Shares of beneficial interest outstanding (a)	22,730	53,457	13,639	4,523,507	765,765	1,579,146
Net asset value, offering price and redemption price per share	$9.14	$9.84	$10.26	$9.97	$15.55	$16.61

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst Insider Income Fund which imposes 4.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months (excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2016

	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/Lyons	Catalyst/MAP
	Compass Buyback	Growth of	Aggressive Growth	Hedged Premium	Tactical	Global Capital
	Strategy Fund	Income Fund	Fund	Return Fund	Allocation Fund	Appreciation Fund

ASSETS:
Investments in securities, at cost	$11,146,551	$16,591,271	$1,021,977	$3,128,620	$104,348,098	$29,613,699
Investments in securities, at value (including $313,764, $0, $0, $0, $0, $0 of securities loaned)	$10,962,531	$18,229,846	$1,011,763	$3,075,796	$104,505,918	$30,292,898
Receivable for securities sold	1,056,109	—	—	—	—	—
Receivable for Fund shares sold	1,605	6	—	—	8,248	50,273
Dividends and interest receivable	7,359	13,492	—	1,545	103,240	156,251
Due from Manager	—	—	5,077	4,844	—	—
Deposits with Broker	—	—	—	30,939	—	—
Prepaid expenses and other assets	26,433	15,314	1,582	9,168	32,951	21,329
Total Assets	12,054,037	18,258,658	1,018,422	3,122,292	104,650,357	30,520,751

LIABILITIES:
Options written (premiums received $0, $0, $0, $26,818, $0, $34,913)	—	—	—	16,640	—	38,225
Management fees payable	3,161	7,329	—	—	108,766	25,877
Payable upon return of securities loaned (Note 1)	313,764	—	—	—	—	—
Due to custodian	—	—	—	39,621	—	—
Payable for securities purchased	1,053,862	—	—	—	—	—
Payable for Fund shares redeemed	23,967	16,998	—	—	283,134	—
Fees payable to affiliate	1,187	1,524	521	745	5,803	2,063
Accrued 12b-1 fees	4,687	20,150	2,763	27,487	156,421	30,705
Accrued expenses and other liabilities	20,240	19,260	18,693	18,960	54,836	30,261
Total Liabilities	1,420,868	65,261	21,977	103,453	608,960	127,131

Net Assets	$10,633,169	$18,193,397	$996,445	$3,018,839	$104,041,397	$30,393,620

NET ASSETS CONSIST OF:
Paid in capital	$11,676,414	$15,872,082	$1,090,117	$4,189,293	$112,405,909	$29,245,678
Undistributed net investment income (loss)	18,500	—	(5,938)	(2,494)	1,158,135	304,006
Accumulated net realized gain (loss) on investments, options purchased options written and foreign currency transactions	(877,725)	682,740	(77,520)	(1,125,314)	(9,680,467)	172,644
Net unrealized appreciation (depreciation) on investments, options purchased, options written and foreign currency translations	(184,020)	1,638,575	(10,214)	(42,646)	157,820	671,292
Net Assets	$10,633,169	$18,193,397	$996,445	$3,018,839	$104,041,397	$30,393,620

Class A
Net Assets	$4,094,989	$9,088,683	$899,761	$2,887,699	$55,826,962	$22,278,730
Shares of beneficial interest outstanding (a)	431,818	700,418	99,800	343,914	4,291,622	1,790,611
Net asset value per share	$9.48	$12.98	$9.02	$8.40	$13.01	$12.44
Maximum offering price per share (b)	$10.06	$13.77	$9.57	$8.91	$13.80	$13.20
Minimum redemption price per share (c)	$9.39	$12.85	$8.93	$8.32	$12.88	$12.32

Class C
Net Assets	$4,720,689	$423,641	$7,755	$56,918	$33,653,420	$6,795,186
Shares of beneficial interest outstanding (a)	503,445	33,090	877	6,937	2,632,737	551,476
Net asset value, offering price and redemption price per share	$9.38	$12.80	$8.84	$8.21 (d)	$12.78	$12.32

Class I
Net Assets	$1,817,491	$8,681,073	$88,929	$74,222	$14,561,015	$1,319,704
Shares of beneficial interest outstanding (a)	190,897	669,027	9,818	8,789	1,118,462	105,967
Net asset value, offering price and redemption price per share	$9.52	$12.98	$9.06	$8.44	$13.02	$12.45

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months (excluding shares purchased with reinvested dividends and/or distributions).

(d)	Does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2016

	Catalyst/MAP	Catalyst/Millburn		Catalyst/Princeton	Catalyst/Princeton
	Global Total Return	Hedge Strategy	Catalyst MLP &	Floating Rate	Unconstrained	Catalyst/SMH
	Income Fund	Fund	Infrastructure Fund	Income Fund	Hedged Income Fund (a)	High Income Fund
		(Consolidated)
ASSETS:
Investments in securities, at cost	$22,471,898	$261,920,987	$42,865,441	$21,265,980	$664,697	$41,556,925
Investments in securities, at value	$23,012,928	$264,700,947	$50,966,689	$17,431,616	$563,042	$29,465,132
Receivable for securities sold	—	17,870	2,346,830	768,962	22,157	—
Receivable for Fund shares sold	67,200	7,158,676	332,318	82,908	—	385,033
Dividends and interest receivable	213,636	198,649	19,716	168,619	10,591	517,432
Futures unrealized appreciation	—	7,553,830	—	—	—	—
Due from Manager	—	—	1,487	—	4,608	—
Deposits with Broker	—	10,295,295	—	—	—	—
Unrealized appreciation on forward currency exchange contracts	—	870,828	—	—	—	—
Due from Related Parties (note 3)	—	—	—	96,285	—	—
Prepaid expenses and other assets	20,434	52,786	23,478	24,779	1,350	30,622
Total Assets	23,314,198	290,828,881	53,690,518	18,484,431	601,748	30,398,219

LIABILITIES:
Options written (premiums received $50,940, $0, $0, $0, $0, $0)	39,514	—	—	—	—	—
Management fees payable	23,130	310,123	49,102	25,353	—	23,289
Due to Custodian	—	—	208,390	—	—	—
Payable for securities purchased	968,097	9,179,277	2,133,433	2,361,219	23,672	—
Payable for Fund shares redeemed	—	111,916	81,099	223,276	—	17,855
Fees payable to affiliate	1,701	7,987	2,623	1,851	697	1,782
Accrued 12b-1 fees	25,692	24,305	25,517	25,087	114	35,911
Accrued expenses and other liabilities	26,276	27,436	24,283	27,214	20,696	28,000
Total Liabilities	1,084,410	9,661,044	2,524,447	2,664,000	45,179	106,837

Net Assets	$22,229,788	$281,167,837	$51,166,071	$15,820,431	$556,569	$30,291,382

NET ASSETS CONSIST OF:
Paid in capital	$21,157,957	$260,528,992	$50,463,876	$24,983,510	$661,780	$67,599,730
Undistributed net investment income (loss)	416	6,595,576	484,259	—	392	—
Accumulated net realized gain (loss) on investments, options written, futures and foreign currency transactions	519,548	2,828,076	(7,883,431)	(5,239,977)	(3,948)	(25,216,555)
Net unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	551,867	11,215,193	8,101,367	(3,923,102)	(101,655)	(12,091,793)
Net Assets	$22,229,788	$281,167,837	$51,166,071	$15,820,431	$556,569	$30,291,382

Class A
Net Assets	$12,906,077	$36,914,511	$22,775,182	$6,263,793	$186,489	$15,249,976
Shares of beneficial interest outstanding (b)	1,129,684	1,294,698	3,606,740	708,377	20,833	4,414,221
Net asset value per share	$11.42	$28.51	$6.31	$8.84	$8.95	$3.45
Maximum offering price per share (c)	$12.12	$30.25	$6.69	$9.28	$9.40	$3.62
Minimum redemption price per share (d)	$11.31	$28.22	$6.25	$8.75	$8.86	$3.42

Class C
Net Assets	$6,842,838	$27,332,159	$6,204,360	$5,284,398	$94,604	$11,643,705
Shares of beneficial interest outstanding (b)	602,605	962,528	982,298	599,250	10,576	3,367,939
Net asset value, offering price and redemption price per share	$11.36	$28.40	$6.32	$8.82	$8.95	$3.46

Class I
Net Assets	$2,480,873	$216,921,167	$22,186,529	$4,272,240	$275,476	$3,397,701
Shares of beneficial interest outstanding (b)	217,026	7,600,700	3,508,277	483,548	30,808	982,941
Net asset value, offering price and redemption price per share	$11.43	$28.54	$6.32	$8.84	$8.94	$3.46

(a)	Formerly the Catalyst/Princeton Hedged Income Fund.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund and Catalyst/SMH High Income Fund which impose a 4.75%.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months (excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2016

	Catalyst/SMH	Catalyst/Stone
	Total Return	Beach Income	Catalyst Time Value
	Income Fund	Opportunity Fund	Trading Fund

ASSETS:
Investments in securities, at cost	$27,668,302	$4,376,910	$4,240,845
Investments in securities, at value	$18,746,574	$4,527,042	$4,240,845
Receivable for securities sold	—	185	—
Receivable for Fund shares sold	—	—	1,698
Dividends and interest receivable	204,061	31,136	—
Due from Manager	—	7,386	7,081
Deposits with Broker	—	10,669	335,544
Prepaid expenses and other assets	23,102	3,348	23,741
Total Assets	18,973,737	4,579,766	4,608,909

LIABILITIES:
Management fees payable	10,512	—	—
Futures unrealized depreciation	—	2,984	—
Payable for Fund shares redeemed	188	—	16,314
Fees payable to affiliate	1,407	3,854	3,307
Accrued 12b-1 fees	47,983	23	36,390
Accrued expenses and other liabilities	26,478	21,170	18,956
Total Liabilities	86,568	28,031	74,967

Net Assets	$18,887,169	$4,551,735	$4,533,942

NET ASSETS CONSIST OF:
Paid in capital	$44,594,317	$4,582,722	$17,137,493
Undistributed net investment income (loss)	204,727	(99,580)	(56,394)
Accumulated net realized loss on investments, options purchased,
and futures	(16,990,147)	(78,555)	(12,547,157)
Net unrealized appreciation (depreciation) on investments, options purchased, and futures	(8,921,728)	147,148	—
Net Assets	$18,887,169	$4,551,735	$4,533,942

Class A
Net Assets	$4,660,416	$131,764	$2,693,612
Shares of beneficial interest outstanding (a)	1,243,249	13,387	355,991
Net asset value per share	$3.75	$9.84	$7.57
Maximum offering price per share (b)	$3.98	$10.33	$8.03
Minimum redemption price per share (c)	$3.71	$9.74	$7.49

Class C
Net Assets	$8,413,382	$206,506	$435,623
Shares of beneficial interest outstanding (a)	2,244,669	21,005	58,460
Net asset value, offering price and redemption price per share	$3.75	$9.83	$7.45

Class I
Net Assets	$5,813,371	$4,213,465	$1,404,707
Shares of beneficial interest outstanding (a)	1,553,634	428,220	185,022
Net asset value, offering price and redemption price per share	$3.74	$9.84	$7.59

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding Catalyst/Stone Beach Income Opportunity Fund which imposes a 4.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases. For shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months (excluding shares purchased with reinvested dividends and/or distributions).

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year or Period Ended June 30, 2016

	Catalyst	Catalyst	Catalyst	Catalyst	Catalyst Hedged	Catalyst Hedged
	Small-Cap Insider	Hedged Insider	Insider	Insider Long/	Commodity	Futures Strategy
	Buying Fund	Buying Fund	Buying Fund	Short Fund	Strategy Fund (a)	Fund
					(Consolidated)
Investment Income:
Dividend income	$546,319	$77,212	$2,824,612	$117,310	$10,173	$—
Interest income	1,696	1,519	3,940	1,718	5,929	8,082,379
Interest income - affiliated companies	—	—	—	—	7,333	406,502
Securities lending - net	225,852	—	—	—	—	—
Foreign tax withheld	—	—	—	—	(214)	—
Total Investment Income	773,867	78,731	2,828,552	119,028	23,221	8,488,881

Operating Expenses:
Investment management fees	512,580	84,490	2,302,530	120,281	99,600	39,340,931
12b-1 Fees:
Class A	61,347	12,189	364,615	14,823	6,178	1,959,080
Class C	86,301	16,330	485,891	18,523	4,711	2,191,265
Administration fees	18,598	6,790	86,676	7,737	5,440	770,496
MFund Services fees	15,719	6,915	66,390	7,676	5,147	596,512
Registration fees	43,021	32,188	49,355	28,235	10,806	38,117
Networking fees	46,198	10,447	178,493	7,159	1,691	1,762,988
Audit fees	12,451	13,454	12,449	13,454	14,246	12,451
Custody fees	6,248	4,938	32,753	4,854	8,432	106,817
Printing expense	16,439	1,284	61,773	2,004	4,844	455,847
Compliance officer fees	5,815	5,083	11,114	5,674	4,173	74,189
Trustees’ fees	8,083	8,083	8,066	8,083	7,316	8,083
Legal fees	3,906	2,618	4,271	4,051	16,144	18,565
Insurance expense	3,018	611	12,210	521	25	29,997
Dividend expense	—	11,796	—	45,299	—	—
Interest expense	—	12,674	—	102,061	—	54,388
Miscellaneous expense	2,362	2,685	16,429	2,980	4,713	102,778
Total Operating Expenses	842,086	232,575	3,693,015	393,415	193,466	47,522,504
Less: Expenses waived/reimbursed by Manager	(81,912)	(78,916)	—	(71,172)	(71,089)	—
Net Operating Expenses	760,174	153,659	3,693,015	322,243	122,377	47,522,504

Net Investment Income (Loss)	13,693	(74,928)	(864,463)	(203,215)	(99,156)	(39,033,623)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(17,570,108)	(2,407,287)	(38,720,923)	(2,747,005)	42,530	1,893,908
Securities sold short	—	(280,428)	—	1,355,048	—	—
Options purchased	—	(1,150,361)	—	—	(1,558,165)	(667,828,641)
Options written	—	207,754	—	—	2,678,060	766,131,306
Futures	—	—	—	—	(42,312)	(9,628,023)
Net realized gain (loss)	(17,570,108)	(3,630,322)	(38,720,923)	(1,391,957)	1,120,113	90,568,550

Net change in unrealized appreciation (depreciation) on:
Investments	4,982,558	781,613	3,046,582	1,859,279	—	13,597,510
Securities sold short	—	—	—	(2,058,103)	—	—
Options purchased	—	(117,484)	—	—	(339,030)	(47,430,694)
Options written	—	(163,255)	—	—	505,614	145,916,879
Net change in unrealized appreciation (depreciation)	4,982,558	500,874	3,046,582	(198,824)	166,584	112,083,695

Net Realized and Unrealized Gain (Loss) on Investments	(12,587,550)	(3,129,448)	(35,674,341)	(1,590,781)	1,286,697	202,652,245

Net Increase (Decrease) in Net Assets Resulting From Operations	$(12,573,857)	$(3,204,376)	$(36,538,804)	$(1,793,996)	$1,187,541	$163,618,622

(a)	The Catalyst/Hedged Commodity Strategy Fund commenced operations on September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2016

		Catalyst Intelligent		Catalyst Macro	Catalyst/Auctos	Catalyst
	Catalyst Insider	Alternative	Catalyst IPOx	Strategy	Multi Strategy	Dynamic Alpha
	Income Fund	Fund	Allocation Fund (a)	Fund	Fund (b)	Fund
					(Consolidated)
Investment Income:
Dividend Income	$—	$31	$1,533	$18,084	$—	$1,933,559
Dividend Income - affiliated companies	—	27,060	—	—	—	—
Interest Income	30,181	288	—	511,387	6,369	2,139
Interest income - affiliated companies	—	—	—	25,928	16,432	—
Securities Lending - net	—	—	25	—	—	—
Foreign tax withheld	—	—	(1)	(82)	—	—
Total Investment Income	30,181	27,379	1,557	555,317	22,801	1,935,698

Operating Expenses:
Investment management fees	7,956	36,812	2,588	1,850,629	141,815	1,576,040
12b-1 Fees:
Class A	1,144	4,171	211	127,944	6,161	262,721
Class C	1,045	2,293	20	104,100	3,727	226,032
Administration fees	3,759	4,591	3,448	59,394	6,558	59,219
MFund Services fees	5,230	5,682	3,787	38,054	6,582	47,369
Registration fees	3,007	6,746	2,664	39,899	6,109	49,040
Networking fees	653	3,577	14	111,288	5,759	130,405
Audit fees	14,166	14,166	12,289	13,453	14,197	12,517
Custody fees	5,704	6,518	4,051	15,063	6,179	25,434
Printing expense	637	4,845	3,394	37,144	7,290	34,102
Compliance officer fees	5,183	5,440	4,065	7,948	4,992	15,238
Trustees’ fees	8,085	8,074	7,290	8,072	7,358	8,083
Legal fees	3,563	11,322	6,855	13,708	23,576	4,887
Insurance expense	24	90	1	336	56	2,509
Dividend expense	—	—	—	175,323	—	—
Interest expense	—	182	—	893,180	397	—
Miscellaneous expense	2,782	2,708	4,657	2,336	4,542	15,365
Total Operating Expenses	62,938	117,217	55,334	3,497,871	245,298	2,468,961
Less: Expenses waived/reimbursed by Manager	(51,188)	(100,380)	(52,153)	(92,575)	(73,719)	(245,721)
Net Operating Expenses	11,750	16,837	3,181	3,405,296	171,579	2,223,240

Net Investment Income (Loss)	18,431	10,542	(1,624)	(2,849,979)	(148,778)	(287,542)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(11,776)	4,983	(24,330)	(9,032,011)	551	(10,417,576)
Affiliated companies	—	(125,214)	—	—	—	—
Securities sold short	—	—	—	4,709,879	—	—
Distribution of realized gains by underlying investment companies	—	65,040	—	—	—	—
Options purchased	—	(399)	—	(22,327,361)	—	—
Options written	—	—	—	2,251,797	—	—
Futures	—	—	—	—	(980,259)	—
Net realized loss	(11,776)	(55,590)	(24,330)	(24,397,696)	(979,708)	(10,417,576)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,695)	2,427	27,707	(193,131)	—	10,788,756
Affiliated companies	—	(4,694)	—	—	—	—
Securities sold short	—	—	—	25,854	—	—
Options purchased	—	7,992	—	2,663,102	—	—
Options written	—	—	—	(1,572,120)	—	—
Futures	—	—	—	—	487,726	—
Foreign currency translations	—	—	—	—	7,959	—
Net change in unrealized appreciation (depreciation)	(32,695)	5,725	27,707	923,705	495,685	10,788,756

Net Realized and Unrealized Gain (Loss) on Investments	(44,471)	(49,865)	3,377	(23,473,991)	(484,023)	371,180

Net Increase (Decrease) in Net Assets Resulting From Operations	$(26,040)	$(39,323)	$1,753	$(26,323,970)	$(632,801)	$83,638

(a)	The Catalyst IPOx Allocation Fund commenced operations on September 30, 2015.

(b)	The Catalyst/Auctos Multi Strategy Fund commenced operations on August 13, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2016

	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/Lyons	Catalyst/MAP
	Compass Buyback	Growth of	Aggressive Growth	Hedged Premium	Tactical Allocation	Global Capital
	Strategy Fund	Income Fund	Fund	Return Fund	Fund	Appreciation Fund
Investment Income:
Dividend Income	$297,414	$443,301	$3,376	$55,634	$3,353,182	$917,611
Interest Income	315	6,380	325	148	2,768	6,394
Securities Lending - net	7,609	—	—	—	—	—
Foreign tax withheld	—	—	—	—	—	(36,534)
Total Investment Income	305,338	449,681	3,701	55,782	3,355,950	887,471

Operating Expenses:
Investment management fees	117,242	188,774	10,615	64,517	1,638,582	290,642
12b-1 fees:
Class A	11,150	33,160	2,356	11,902	182,629	55,626
Class C	52,363	4,694	198	1,404	376,357	63,979
Administration fees	7,742	9,525	3,344	5,353	50,191	14,363
MFund Services fees	8,224	10,175	5,291	6,451	40,209	12,929
Registration fees	32,501	21,298	2,310	12,353	41,368	25,443
Networking fees	1,175	3,731	1,440	1,505	81,723	25,328
Audit fees	12,651	12,451	12,419	13,465	12,451	14,457
Custody fees	4,969	3,728	4,800	5,715	15,299	5,721
Printing expense	6,709	2,289	12	1,114	30,731	5,795
Compliance officer fees	10,352	7,621	7,209	8,062	10,946	8,777
Trustees’ fees	8,083	8,083	8,065	8,083	8,083	8,083
Legal fees	5,056	8,654	3,686	4,867	5,347	4,580
Insurance expense	570	841	40	255	4,231	1,395
Interest expense	—	—	—	623	—	—
Miscellaneous expense	1,904	1,963	2,816	2,366	7,783	3,455
Total Operating Expenses	280,691	316,987	64,601	148,035	2,505,930	540,573
Less: Expenses waived/reimbursed by Manager	(70,812)	(57,470)	(48,222)	(69,684)	(309,686)	(43,565)
Net Operating Expenses	209,879	259,517	16,379	78,351	2,196,244	497,008

Net Investment Income (Loss)	95,459	190,164	(12,678)	(22,569)	1,159,706	390,463

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(698,273)	1,017,153	(66,362)	(967,511)	(8,690,807)	347,187
Options purchased	—	—	—	(4,229,148)	—	—
Options written	—	—	—	4,135,074	—	112,199
Foreign currency transactions	—	—	—	—	—	(638)
Net realized gain (loss)	(698,273)	1,017,153	(66,362)	(1,061,585)	(8,690,807)	458,748

Net change in unrealized appreciation (depreciation) on:
Investments	278,256	(3,272,433)	(97,833)	(75,722)	4,344,232	(501,430)
Options purchased	—	—	—	(11,815)	—	—
Options written	—	—	—	18,033	—	(92,679)
Foreign currency translations	—	—	—	—	—	(310)
Net change in unrealized appreciation (depreciation)	278,256	(3,272,433)	(97,833)	(69,504)	4,344,232	(594,419)

Net Realized and Unrealized Loss on Investments	(420,017)	(2,255,280)	(164,195)	(1,131,089)	(4,346,575)	(135,671)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(324,558)	$(2,065,116)	$(176,873)	$(1,153,658)	$(3,186,869)	$254,792

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2016

	Catalyst/MAP	Catalyst/Millburn	Catalyst MLP &	Catalyst/Princeton	Catalyst/Princeton
	Global Total Return	Hedge Strategy	Infrastructure	Floating Rate	Unconstrained Hedged	Catalyst/SMH
	Income Fund	Fund (a)	Fund	Income Fund	Income Fund (b)	High Income Fund
		(Consolidated)
Investment Income:
Dividend Income	$346,646	$719,417	$1,566,281	$—	$16,143	$—
Interest Income	220,432	86,368	7	2,323,124	34,657	2,713,166
Foreign tax withheld	(18,852)	—	(10,446)	—	—	—
Total Investment Income	548,226	805,785	1,555,842	2,340,830	50,800	2,713,166

Operating Expenses:
Investment management fees	184,509	920,876	279,454	376,078	10,154	251,823
12b-1 fees:
Class A	32,398	12,191	24,522	37,539	1,138	30,103
Class C	49,620	40,190	25,230	57,321	1,178	108,017
Administration fees	13,350	17,094	10,796	29,790	5,748	14,325
MFund Services fees	10,025	14,731	10,954	14,915	5,241	11,478
Registration fees	21,662	7,207	22,112	31,422	3,048	31,229
Networking fees	15,237	10,400	17,321	31,346	1,601	17,543
Audit fees	14,958	14,194	12,317	14,459	14,296	14,457
Custody fees	3,946	3,194	5,671	6,313	5,046	5,241
Printing expense	3,495	12,643	13,483	6,303	56	8,249
Compliance officer fees	8,502	6,341	9,780	8,462	7,221	8,583
Trustees’ fees	8,083	5,535	7,776	8,072	8,098	8,149
Legal fees	4,388	29,172	4,022	5,555	3,828	4,514
Insurance expense	409	146	92	2,354	11	1,419
Interest expense	—	—	—	25,653	—	—
Miscellaneous expense	2,450	4,376	4,158	1,587	2,775	1,891
Total Operating Expenses	373,032	1,098,290	447,688	657,169	69,439	517,021
Less: Expenses waived/reimbursed by Manager	(51,349)	(3,223)	(86,597)	(102,943)	(56,553)	(77,169)
Net Operating Expenses	321,683	1,095,067	361,091	554,226	12,886	439,852

Net Investment Income (Loss)	226,543	(289,282)	1,194,751	1,768,898	37,914	2,273,314

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	495,295	42,326	(7,967,130)	(3,133,153)	10,236	(8,609,874)
Affiliated companies
Distribution of realized gains by underlying investment companies	—	—	—	—	19	—
Options written	68,272	—	—	—	—	—
Futures	—	8,899,625	—	—	—	—
Foreign currency transactions	976	746,105	851	—	—	—
Net realized gain (loss)	564,543	9,688,056	(7,966,279)	(3,133,153)	10,255	(8,609,874)

Net change in unrealized appreciation (depreciation) on:
Investments	(609,555)	2,779,960	8,493,173	(3,027,308)	(89,481)	3,327,376
Options written	(12,579)	—	—	—	—	—
Futures	—	7,533,830	—	—	—	—
Foreign currency translations	853	901,403	164	—	—	—
Net change in unrealized appreciation (depreciation)	(621,281)	11,215,193	8,493,337	(3,027,308)	(89,481)	3,327,376

Net Realized and Unrealized Gain (Loss) on Investments	(56,738)	20,903,249	527,058	(6,160,461)	(79,226)	(5,282,498)

Net Increase (Decrease) in Net Assets Resulting From Operations	$169,805	$20,613,967	$1,721,809	$(4,391,563)	$(41,312)	$(3,009,184)

(a)	The Catalyst/Millburn Hedge Strategy Fund commenced operations on December 28, 2015.

(b)	Formerly the Catalyst/Princeton Hedged Income Fund.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2016

	Catalyst/SMH	Catalyst/Stone	Catalyst
	Total Return	Beach Income	Time Value
	Income Fund	Opportunity Fund	Trading Fund

Investment Income:
Dividend Income	$740,272	$—	$—
Interest Income	1,044,625	144,602	21,715
Interest Income - affiliated companies	—	—	2,185
Total Investment Income	1,784,897	144,602	23,900

Operating Expenses:
Investment management fees	199,760	39,986	372,888
12b-1 fees:
Class A	13,907	463	37,128
Class C	88,685	1,442	9,469
Administration fees	11,196	13,234	13,563
MFund Services fees	10,199	5,864	10,946
Registration fees	30,441	6,775	24,191
Networking fees	15,391	1,446	30,055
Audit fees	14,457	15,963	12,468
Custody fees	6,597	8,110	5,209
Printing expense	14,818	184	4,297
Compliance officer fees	8,450	11,393	12,358
Trustees’ fees	8,249	8,088	8,085
Legal fees	4,612	3,723	3,991
Insurance expense	1,348	106	40
Miscellaneous expense	3,009	2,953	7,917
Total Operating Expenses	431,119	119,730	552,605
Less: Expenses waived/reimbursed by Manager	(69,675)	(76,225)	(86,127)
Net Operating Expenses	361,444	43,505	466,478

Net Investment Income (Loss)	1,423,453	101,097	(442,578)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(6,460,341)	(22,389)	(300,000)
Options purchased	—	(8,437)	2,533,331
Options written	—	—	(12,181,609)
Futures	—	(150,727)	(2,345,929)
Net realized loss	(6,460,341)	(181,553)	(12,294,207)

Net change in unrealized appreciation (depreciation) on:
Investments	1,666,065	131,100	—
Options purchased	—	500	532,350
Options written	—	—	(785,300)
Futures	—	5,703	—
Net change in unrealized appreciation (depreciation)	1,666,065	137,303	(252,950)

Net Realized and Unrealized Loss on Investments	(4,794,276)	(44,250)	(12,547,157)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,370,823)	$56,847	$(12,989,735)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Hedged Insider Buying Fund		Catalyst Insider Buying Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operations:
Net investment income (loss)	$13,693	$339,349	$(74,928)	$(191,889)	$(864,463)	$1,254,995
Net realized gain (loss) on investments	(17,570,108)	(9,903,986)	(3,630,322)	(3,132,452)	(38,720,923)	79,687
Net change in unrealized appreciation (depreciation) on investments	4,982,558	(9,359,641)	500,874	(2,599,607)	3,046,582	(8,516,869)
Net decrease in net assets resulting from operations	(12,573,857)	(18,924,278)	(3,204,376)	(5,923,948)	(36,538,804)	(7,182,187)

Distributions to Shareholders from:
Net investment income
Class A	(147,064)	(73,325)	—	—	—	(1,033,040)
Class C	—	—	—	—	—	(47)
Class I	(112,001)	(23,958)	—	—	—	(177,571)
Net realized gains
Class A	—	—	—	(2,089,392)	—	(11,383,806)
Class C	—	—	—	(420,701)	—	(2,140,473)
Class I	—	—	—	(37,064)	—	(1,296,671)
Paid in capital
Class A	—	—	—	—	—	(224,629)
Class C	—	—	—	—	—	(42,236)
Class I	—	—	—	—	—	(25,585)

Total distributions to shareholders	(259,065)	(97,283)	—	(2,547,157)	—	(16,324,058)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,656,392	40,404,332	192,380	8,729,994	8,974,910	233,380,911
Class C	300,809	6,960,528	113,675	1,062,059	1,775,599	42,585,688
Class I	1,635,540	28,120,031	177,306	328,153	8,031,546	89,841,533
Reinvestment of distributions
Class A	125,403	63,916	—	1,889,614	—	11,313,618
Class C	—	—	—	388,281	—	2,067,049
Class I	103,364	21,428	—	37,063	—	1,473,531
Cost of shares redeemed
Class A	(18,568,798)	(56,758,178)	(5,852,581)	(24,402,574)	(133,619,294)	(210,852,491)
Class C	(5,259,572)	(7,390,656)	(1,214,764)	(2,249,445)	(27,342,407)	(11,157,354)
Class I	(9,930,554)	(18,492,697)	(242,993)	(123,896)	(50,795,281)	(20,284,980)
Net increase (decrease) in net assets from share transactions of beneficial interest	(29,937,416)	(7,071,296)	(6,826,977)	(14,340,751)	(192,974,927)	138,367,505

Total Increase (Decrease) in Net Assets	(42,770,338)	(26,092,857)	(10,031,353)	(22,811,856)	(229,513,731)	114,861,260

Net Assets:
Beginning of year	70,493,030	96,585,887	12,922,872	35,734,728	363,267,541	248,406,281
End of year*	$27,722,692	$70,493,030	$2,891,519	$12,922,872	$133,753,810	$363,267,541
* Includes undistributed net investment income (loss) at end of year/period of:	$138,252	$446,155	$(8,560)	$(7,773)	$(468,091)	$(1,144,214)

Share Activity:
Class A
Shares Sold	131,796	2,394,063	20,863	711,548	638,206	14,883,609
Shares Reinvested	10,390	4,033	—	176,435	—	755,753
Shares Redeemed	(1,478,622)	(3,543,022)	(669,437)	(2,070,774)	(9,745,894)	(13,782,596)
Net increase (decrease) in shares of Beneficial interest	(1,336,436)	(1,144,926)	(648,574)	(1,182,791)	(9,107,688)	1,856,766

Class C
Shares Sold	25,096	423,715	14,834	90,709	124,641	2,687,196
Shares Reinvested	—	—	—	37,014	—	136,349
Shares Redeemed	(438,747)	(475,947)	(151,317)	(205,508)	(1,998,679)	(715,962)
Net increase (decrease) in shares of Beneficial interest	(413,651)	(52,232)	(136,483)	(77,785)	(1,874,038)	2,107,583

Class I
Shares Sold	125,703	1,704,281	20,893	25,599	567,418	5,746,084
Shares Reinvested	8,528	1,340	—	3,454	—	98,367
Shares Redeemed	(781,276)	(1,158,045)	(30,855)	(11,048)	(3,652,151)	(1,320,322)
Net increase (decrease) in shares of Beneficial interest	(647,045)	547,576	(9,962)	18,005	(3,084,733)	4,524,129

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

			Catalyst Hedged
			Commodity
	Catalyst Insider Long/Short Fund		Strategy Fund (a)	Catalyst Hedged Futures Strategy Fund
			(Consolidated)
			For the
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2016	June 30, 2015
Operations:
Net investment loss	$(203,215)	$(326,116)	$(99,156)	$(39,033,623)	$(11,766,824)
Net realized gain (loss) on investments	(1,391,957)	(1,747,679)	1,120,113	90,568,550	13,282,897
Net change in unrealized appreciation (depreciation) on investments	(198,824)	913,497	166,584	112,083,695	13,500,725
Net increase (decrease) in net assets resulting from operations	(1,793,996)	(1,160,298)	1,187,541	163,618,622	15,016,798

Distributions to Shareholders from:
Net realized gains
Class A	—	(167,456)	—	(9,650,975)	(1,977,438)
Class C	—	(42,407)	—	(2,754,942)	(481,663)
Class I	—	(39,296)	—	(14,374,505)	(2,542,673)

Total distributions to shareholders	—	(249,159)	—	(26,780,422)	(5,001,774)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,522,880	11,866,767	8,753,660	958,853,327	429,854,623
Class C	435,948	2,768,852	2,561,179	248,624,853	100,452,712
Class I	881,540	6,678,068	7,226,323	1,619,073,983	622,397,793
Reinvestment of distributions
Class A	—	149,362	—	8,639,139	1,760,880
Class C	—	39,421	—	2,630,874	470,025
Class I	—	29,638	—	12,239,831	2,167,283
Cost of shares redeemed
Class A	(6,830,977)	(12,200,395)	(293,287)	(308,990,982)	(124,548,147)
Class C	(1,364,275)	(2,421,363)	(122,271)	(43,176,627)	(11,489,893)
Class I	(4,898,642)	(1,802,222)	(1,409,850)	(391,861,039)	(113,968,684)
Capital Contribution (Note 3)
Class A	—	41,251	—	—	—
Class C	—	11,517	—	—	—
Class I	—	40,510	—	—	—

Net increase (decrease) in net assets from share transactions of beneficial interest	(9,253,526)	5,201,406	16,715,754	2,106,033,359	907,096,592

Total Increase (Decrease) in Net Assets	(11,047,522)	3,791,949	17,903,295	2,242,871,559	917,111,616

Net Assets:
Beginning of year/period	16,872,987	13,081,038	—	1,075,566,096	158,454,480
End of year/period*	$5,825,465	$16,872,987	$17,903,295	$3,318,437,655	$1,075,566,096
* Includes undistributed net investment loss at end of year/period of:	$(72,660)	$(303,233)	$849,244	$—	$(1,053,375)

Share Activity:
Class A
Shares Sold	237,626	1,058,728	866,093	87,315,580	40,093,695
Shares Reinvested	—	14,131	—	794,038	171,961
Shares Contributed	—	1,554	—	—	—
Shares Redeemed	(680,239)	(1,121,869)	(30,493)	(28,132,986)	(11,788,539)
Net increase (decrease) in shares of Beneficial interest	(442,613)	(47,456)	835,600	59,976,632	28,477,117

Class C
Shares Sold	42,140	251,403	247,091	22,987,478	9,470,411
Shares Reinvested	—	3,791	—	246,106	46,354
Shares Contributed	—	467	—	—	—
Shares Redeemed	(138,326)	(230,913)	(12,169)	(3,990,924)	(1,106,127)
Net increase (decrease) in shares of Beneficial interest	(96,186)	24,748	234,922	19,242,660	8,410,638

Class I
Shares Sold	84,115	609,378	714,113	146,501,301	57,996,552
Shares Reinvested	—	2,799	—	1,119,838	211,236
Shares Contributed	—	2,491	—	—	—
Shares Redeemed	(463,144)	(170,179)	(141,889)	(35,487,766)	(10,812,177)
Net increase (decrease) in shares of Beneficial interest	(379,029)	444,489	572,224	112,133,373	47,395,611

(a)	The Catalyst Hedged Commodity Strategy Fund commenced operations on September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

					Catalyst IPOx
	Catalyst Insider Income Fund (a)		Catalyst Intelligent Alternative Fund (b)		Allocation Fund (c)

		For the		For the	For the
	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016
Operations:
Net investment income (loss)	$18,431	$10,810	$10,542	$27,140	$(1,624)
Net realized loss on investments	(11,776)	(29,272)	(55,590)	(212)	(24,330)
Net change in unrealized appreciation (depreciation) on investments	(32,695)	16,600	5,725	(10,419)	27,707
Net increase (decrease) in net assets resulting from operations	(26,040)	(1,862)	(39,323)	16,509	1,753

Distributions to Shareholders from:
Net investment income
Class A	(10,520)	(7,314)	(21,528)	(1,065)	—
Class C	(1,991)	(126)	(2,192)	—	—
Class I	(5,784)	(3,735)	(5,476)	(12,262)	—
Net realized gains
Class A	—	—	(8,501)	(88)	—
Class C	—	—	(956)	—	—
Class I	—	—	(1,962)	(946)	—

Total distributions to shareholders	(18,295)	(11,175)	(40,615)	(14,361)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	299,896	448,599	3,502,130	297,322	145,982
Class C	174,868	28,500	429,817	8,950	3,215
Class I	40,620	405,420	981,011	2,093,000	135,312
Reinvestment of distributions
Class A	10,011	7,296	30,019	1,147	—
Class C	1,981	112	3,139	—	—
Class I	3,458	1,820	5,655	12,184	—
Cost of shares redeemed
Class A	(313,925)	(36,202)	(3,098,416)	(92,858)	(37,575)
Class C	(107,532)	—	(98,817)	—	—
Class I	(159,106)	(64,802)	(512,724)	(2,047,153)	(281)
Net increase (decrease) in net assets from share transactions of beneficial interest	(49,729)	790,743	1,241,814	272,592	246,653

Total Increase (Decrease) in Net Assets	(94,064)	777,706	1,161,876	274,740	248,406

Net Assets:
Beginning of year/period	777,706	—	274,740	—	—
End of year/period*	$683,642	$777,706	$1,436,616	$274,740	$248,406
* Includes undistributed net investment income (loss) at end of year/period of:	$136	$—	$(8,478)	$8,158	$(1,218)

Share Activity:
Class A
Shares Sold	32,112	46,224	356,459	30,029	14,545
Shares Reinvested	1,098	773	3,057	118	—
Shares Redeemed	(34,027)	(3,949)	(321,988)	(9,414)	(4,286)
Net increase (decrease) in shares of Beneficial interest	(817)	43,048	37,528	20,733	10,259

Class C
Shares Sold	18,564	3,051	43,581	898	318
Shares Reinvested	218	12	321	—	—
Shares Redeemed	(11,979)	—	(10,212)	—	—
Net increase in shares of Beneficial interest	6,803	3,063	33,690	898	318

Class I
Shares Sold	4,358	41,643	99,017	210,326	13,668
Shares Reinvested	377	193	576	1,251	—
Shares Redeemed	(16,964)	(6,877)	(52,971)	(204,742)	(29)
Net increase (decrease) in shares of Beneficial interest	(12,229)	34,959	46,622	6,835	13,639

(a)	The Catalyst Insider Income Fund commenced operations on July 29, 2014.

(b)	The Catalyst Intelligent Alternative Fund commenced operations on July 31, 2014.

(c)	The Catalyst IPOx Allocation Fund commenced operations on September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

			Catalyst/Auctos Multi
	Catalyst Macro Strategy Fund		Strategy Fund (a)	Catalyst Dynamic Alpha Fund
			(Consolidated)
			For the
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2016	June 30, 2015
Operations:
Net investment loss	$(2,849,979)	$(173,017)	$(148,778)	$(287,542)	$(30,828)
Net realized gain (loss) on investments	(24,397,696)	548,209	(979,708)	(10,417,576)	3,417,644
Net change in unrealized appreciation on investments	923,705	(864,299)	495,685	10,788,756	5,142,968
Net increase (decrease) in net assets resulting from operations	(26,323,970)	(489,107)	(632,801)	83,638	8,529,784

Distributions to Shareholders from:
Net investment income
Class A	—	(11,638)		—	—
Class I	—	(13,377)	—	—	—
Net realized gains
Class A	(484,173)	(188,284)	—	(1,532,117)	(4,727,968)
Class C	(95,953)	(19,275)	—	(351,750)	(120,275)
Class I	(615,748)	(165,963)	—	(490,061)	(162,398)

Total distributions to shareholders	(1,195,874)	(398,537)	—	(2,373,928)	(5,010,641)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	118,150,191	11,471,368	15,363,562	58,748,956	91,211,216
Class C	19,696,677	1,552,073	745,579	20,859,456	15,424,449
Class I	127,848,916	14,779,996	17,974,430	27,580,364	32,392,301
Reinvestment of distributions
Class A	445,243	198,863	—	1,331,201	4,026,437
Class C	93,680	19,140	—	340,609	117,325
Class I	533,421	172,358	—	457,220	148,098
Cost of shares redeemed
Class A	(91,740,122)	(5,810,323)	(12,857,339)	(76,974,142)	(17,715,767)
Class C	(7,381,161)	(32,191,676)	(162,972)	(6,003,220)	(3,405,467)
Class I	(82,881,136)	(5,452,426)	(6,092,080)	(25,168,458)	(9,068,325)
Net increase (decrease) in net assets from share transactions of beneficial interest	84,765,709	(15,260,627)	14,971,180	1,171,986	113,130,267

Total Increase (Decrease) in Net Assets	57,245,865	(16,148,271)	14,338,379	(1,118,304)	116,649,410

Net Assets:
Beginning of year/period	26,793,749	42,942,020	—	148,375,495	31,726,085
End of year/period*	$84,039,614	$26,793,749	$14,338,379	$147,257,191	$148,375,495
* Includes undistributed net investment loss at end of year/period of:	$(1,117,202)	$(230)	$49,444	$(200,614)	$—

Share Activity:
Class A
Shares Sold	9,919,940	1,066,651	961,073	3,666,725	5,626,320
Shares Reinvested	35,449	22,675	—	82,021	256,624
Shares Redeemed	(8,152,409)	(591,969)	(841,387)	(4,944,078)	(1,088,486)
Net increase (decrease) in shares of Beneficial interest	1,802,980	497,357	119,686	(1,195,332)	4,794,458

Class C
Shares Sold	1,642,282	148,201	48,293	1,353,437	967,808
Shares Reinvested	7,465	2,182	—	21,681	7,664
Shares Redeemed	(683,407)	(3,171,022)	(10,818)	(398,136)	(218,212)
Net increase (decrease) in shares of Beneficial interest	966,340	(3,020,639)	37,475	976,982	757,260

Class I
Shares Sold	10,577,092	1,373,520	1,158,110	1,719,489	2,002,119
Shares Reinvested	42,335	19,676	—	28,085	9,433
Shares Redeemed	(7,455,069)	(553,906)	(392,345)	(1,641,960)	(545,673)
Net increase in shares of Beneficial interest	3,164,358	839,290	765,765	105,614	1,465,879

(a)	The Catalyst/Auctos Multi Strategy Fund commenced operations on August 13, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Equity Compass		Catalyst/Groesbeck		Catalyst/Groesbeck
	Buyback Strategy Fund		Growth of Income Fund		Aggressive Growth Fund (a)

						For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operations:
Net investment income (loss)	$95,459	$67,260	$190,164	$170,506	$(12,678)	$(11,946)
Net realized gain (loss) on investments	(698,273)	(267,502)	1,017,153	1,546,812	(66,362)	(11,158)
Net change in unrealized appreciation (depreciation) on investments	278,256	(532,306)	(3,272,433)	156,453	(97,833)	87,619
Net increase (decrease) in net assets resulting from operations	(324,558)	(732,548)	(2,065,116)	1,873,771	(176,873)	64,515

Distributions to Shareholders from:
Net investment income
Class A	(35,084)	—	(122,290)	(127,905)	—	—
Class C	(2,641)	—	(136)	(824)	—	—
Class I	(18,296)	—	(68,929)	(39,956)	—	—
Net realized gains
Class A	—	(218,765)	(1,171,658)	(667,309)	—	—
Class C	—	(222,347)	(38,835)	(22,616)	—	—
Class I	—	(166,399)	(301,787)	(207,821)	—	—

Total distributions to shareholders	(56,021)	(607,511)	(1,703,635)	(1,066,431)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	254,607	771,715	1,808,279	2,888,294	—	1,012,594
Class C	583,813	1,726,498	2,275	36,851	67,553	13,000
Class I	316,775	1,537,108	6,558,303	2,687,314	20,000	111,008
Reinvestment of distributions
Class A	25,662	185,244	1,222,826	749,813	—	—
Class C	2,114	180,853	31,627	18,677	—	—
Class I	12,409	157,646	351,718	238,706	—	—
Cost of shares redeemed
Class A	(1,207,354)	(1,956,462)	(7,883,287)	(3,526,816)	(8,938)	(4,718)
Class C	(1,370,594)	(1,500,920)	(73,485)	(55,328)	(71,044)	—
Class I	(1,278,713)	(9,160,228)	(1,498,593)	(2,182,514)	(20,265)	(10,387)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,661,281)	(8,058,546)	519,663	854,997	(12,694)	1,121,497

Total Increase (Decrease) in Net Assets	(3,041,860)	(9,398,605)	(3,249,088)	1,662,337	(189,567)	1,186,012

Net Assets:
Beginning of year/period	13,675,029	23,073,634	21,442,485	19,780,148	1,186,012	—
End of year/period*	$10,633,169	$13,675,029	$18,193,397	$21,442,485	$996,445	$1,186,012
* Includes undistributed net investment income (loss) at end of year/period of:	$18,500	$56,017	$—	$11,220	$(5,938)	$(7,043)

Share Activity:
Class A
Shares Sold	26,910	79,238	133,135	184,494	—	101,224
Shares Reinvested	2,780	19,749	98,170	47,695	—	—
Shares Redeemed	(129,348)	(201,614)	(610,085)	(224,571)	(979)	(445)
Net increase (decrease) in shares of Beneficial interest	(99,658)	(102,627)	(378,780)	7,618	(979)	100,779

Class C
Shares Sold	62,040	178,081	174	2,375	7,773	1,300
Shares Reinvested	230	19,405	2,592	1,205	—	—
Shares Redeemed	(147,213)	(157,058)	(5,797)	(3,655)	(8,196)	—
Net increase (decrease) in shares of Beneficial interest	(84,943)	40,428	(3,031)	(75)	(423)	1,300

Class I
Shares Sold	33,658	157,243	512,050	167,177	2,212	10,768
Shares Reinvested	1,339	16,735	28,142	15,172	—	—
Shares Redeemed	(138,264)	(960,384)	(116,647)	(139,414)	(2,212)	(950)
Net increase (decrease) in shares of Beneficial interest	(103,267)	(786,406)	423,545	42,935	—	9,818

(a)	The Catalyst/Groesbeck Aggressive Growth Fund commenced operations on July 29, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Hedged		Catalyst/Lyons Tactical		Catalyst/MAP Global
	Premium Return Fund		Allocation Fund		Capital Appreciation Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operations:
Net investment income (loss)	$(22,569)	$(19,421)	$1,159,706	$1,097,652	$390,463	$430,200
Net realized gain (loss) on investments	(1,061,585)	938,062	(8,690,807)	10,615,766	458,748	(150,133)
Net change in unrealized appreciation (depreciation) on investments	(69,504)	(198,376)	4,344,232	(8,437,221)	(594,419)	(1,547,618)
Net increase (decrease) in net assets resulting from operations	(1,153,658)	720,265	(3,186,869)	3,276,197	254,792	(1,267,551)

Distributions to Shareholders from:
Net investment income
Class A	—	—	(424,848)	(798,125)	(260,155)	(285,785)
Class C	—	—	(24,861)	(64,965)	(22,822)	—
Class I	—	—	(182,794)	(21,176)	(4,264)	(3,116)
Net realized gains
Class A	(782,416)	(127,013)	(5,444,002)	(5,007,956)	—	(1,162,389)
Class C	(25,367)	(30,086)	(2,835,214)	(1,545,855)	—	(294,328)
Class I	(29,479)	(2,679)	(1,526,605)	(108,093)	—	(10,690)

Total distributions to shareholders	(837,262)	(159,778)	(10,438,324)	(7,546,170)	(287,241)	(1,756,308)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	509,998	2,701,109	10,601,009	59,417,885	3,290,665	16,979,212
Class C	59,500	3,829,847	6,251,601	23,411,081	1,621,627	2,182,136
Class I	50,079	1,120,621	9,467,346	32,804,074	1,047,138	579,034
Reinvestment of distributions
Class A	774,760	122,622	5,546,664	5,499,343	173,339	1,264,721
Class C	25,367	29,983	2,738,733	1,510,505	18,266	268,034
Class I	21,302	1,565	1,689,300	117,963	2,518	7,176
Cost of shares redeemed
Class A	(2,994,087)	(2,920,799)	(46,624,354)	(45,377,193)	(5,124,818)	(10,787,448)
Class C	(184,236)	(3,559,334)	(12,368,311)	(7,228,974)	(1,800,692)	(963,878)
Class I	(915,693)	(164,807)	(21,666,678)	(4,562,692)	(193,012)	(239,311)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,653,010)	1,160,807	(44,364,690)	65,591,992	(964,969)	9,289,676

Total Increase (Decrease) in Net Assets	(4,643,930)	1,721,294	(57,989,883)	61,322,019	(997,418)	6,265,817

Net Assets:
Beginning of year	7,662,769	5,941,475	162,031,280	100,709,261	31,391,038	25,125,221
End of year*	$3,018,839	$7,662,769	$104,041,397	$162,031,280	$30,393,620	$31,391,038
* Includes undistributed net investment income (loss) at end of year/period of:	$(2,494)	$—	$1,158,135	$632,337	$304,006	$201,422

Share Activity:
Class A
Shares Sold	48,331	226,290	768,214	4,007,828	272,792	1,284,461
Shares Reinvested	86,662	10,409	431,984	375,895	14,665	102,490
Shares Redeemed	(329,097)	(251,415)	(3,504,290)	(3,057,698)	(425,791)	(852,586)
Net increase (decrease) in shares of Beneficial interest	(194,104)	(14,716)	(2,304,092)	1,326,025	(138,334)	534,365

Class C
Shares Sold	5,246	321,876	467,517	1,593,429	133,812	169,060
Shares Reinvested	2,893	2,565	216,159	104,317	1,555	21,862
Shares Redeemed	(19,315)	(307,188)	(938,669)	(496,272)	(150,087)	(77,836)
Net increase (decrease) in shares of Beneficial interest	(11,176)	17,253	(254,993)	1,201,474	(14,720)	113,086

Class I
Shares Sold	4,242	93,850	695,294	2,194,813	84,540	45,460
Shares Reinvested	2,372	133	131,668	8,063	213	582
Shares Redeemed	(83,221)	(13,587)	(1,613,322)	(307,391)	(15,388)	(19,440)
Net increase (decrease) in shares of Beneficial interest	(76,607)	80,396	(786,360)	1,895,485	69,365	26,602

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/MAP Global		Catalyst/Millburn Hedge
	Total Return Income Fund		Strategy Fund (a)	Catalyst MLP & Infrastructure Fund (b)
			(Consolidated)
			For the		For the
	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2016	June 30, 2015
Operations:
Net investment income (loss)	$226,543	$252,105	$(289,282)	$1,194,751	$44,855
Net realized gain (loss) on investments	564,543	148,416	9,688,056	(7,966,279)	15,103
Net change in unrealized appreciation (depreciation) on investments	(621,281)	(541,317)	11,215,193	8,493,337	(391,970)
Net increase (decrease) in net assets resulting from operations	169,805	(140,796)	20,613,967	1,721,809	(332,012)

Distributions to Shareholders from:
Net investment income
Class A	(167,032)	(210,378)	—	(298,477)	(24,722)
Class C	(40,993)	(32,480)	—	(58,422)	(1,070)
Class I	(19,078)	(3,070)	—	(288,992)	(15,921)
Net realized gains
Class A	(47,291)	(465,023)	—	—	—
Class C	(18,285)	(144,963)	—	—	—
Class I	(619)	(7,765)	—	—	—
Paid in capital
Class A	—	—	—	(857,705)	(84,074)
Class C	—	—	—	(223,053)	(11,554)
Class I	—	—	—	(885,722)	(60,945)

Total distributions to shareholders	(293,298)	(863,679)	—	(2,612,371)	(198,286)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,119,158	4,568,166	36,299,587	22,475,779	8,162,227
Class C	4,014,880	1,611,851	26,257,339	5,377,028	1,360,900
Class I	2,380,407	162,210	205,124,065	20,145,801	6,435,572
Reinvestment of distributions
Class A	186,180	571,491	—	941,353	95,260
Class C	47,545	155,641	—	206,079	11,793
Class I	15,787	5,412	—	1,099,375	71,127
Cost of shares redeemed
Class A	(4,531,200)	(4,324,984)	(1,728,667)	(7,376,063)	(63,757)
Class C	(1,394,631)	(1,943,198)	(725,734)	(631,988)	(33,763)
Class I	(59,363)	(121,776)	(4,672,720)	(5,617,262)	(72,530)
Net increase in net assets from share transactions of beneficial interest	3,778,763	684,813	260,553,870	36,620,102	15,966,829

Total Increase (Decrease) in Net Assets	3,655,270	(319,662)	281,167,837	35,729,540	15,436,531

Net Assets:
Beginning of year/period	18,574,518	18,894,180	—	15,436,531	—
End of year/period*	$22,229,788	$18,574,518	$281,167,837	$51,166,071	$15,436,531
* Includes undistributed net investment income at end of year/period of:	$416	$—	$6,595,576	$484,259	$29,548

Share Activity:
Class A
Shares Sold	275,871	388,902	1,358,896	3,751,984	792,737
Shares Reinvested	16,562	49,844	—	167,285	9,250
Shares Redeemed	(399,886)	(372,352)	(64,198)	(1,108,405)	(6,111)
Net increase (decrease) in shares of Beneficial interest	(107,453)	66,394	1,294,698	2,810,864	795,876

Class C
Shares Sold	356,660	136,806	989,768	924,491	130,868
Shares Reinvested	4,247	13,683	—	36,951	1,156
Shares Redeemed	(123,983)	(168,046)	(27,240)	(107,886)	(3,282)
Net increase (decrease) in shares of Beneficial interest	236,924	(17,557)	962,528	853,556	128,742

Class I
Shares Sold	207,358	13,659	7,774,230	3,645,523	629,387
Shares Reinvested	1,395	473	—	193,724	6,941
Shares Redeemed	(5,285)	(10,574)	(173,530)	(960,136)	(7,162)
Net increase in shares of Beneficial interest	203,468	3,558	7,600,700	2,879,111	629,166

(a)	The Catalyst/Millburn Hedge Strategy Fund commenced operations on December 28, 2015.

(b)	The Catalyst MLP & Infrastructure Fund commenced operations on December 22, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Princeton Floating		Catalyst/Princeton Unconstrained
	Rate Income Fund		Hedged Income Fund (a)		Catalyst/SMH High Income Fund

				For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operations:
Net investment income	$1,768,898	$3,811,067	$37,914	$11,809	$2,273,314	$2,990,964
Net realized gain (loss) on investments	(3,133,153)	(2,102,115)	10,255	13,022	(8,609,874)	(3,479,539)
Net change in unrealized appreciation (depreciation) on investments	(3,027,308)	(1,783,320)	(89,481)	(12,174)	3,327,376	(9,598,385)
Net increase (decrease) in net assets resulting from operations	(4,391,563)	(74,368)	(41,312)	12,657	(3,009,184)	(10,086,960)

Distributions to Shareholders from:
Net investment income
Class A	(729,426)	(1,808,059)	(20,928)	(5,472)	(1,117,526)	(1,780,704)
Class C	(221,602)	(341,719)	(4,523)	(1,536)	(932,979)	(1,135,593)
Class I	(862,222)	(1,628,217)	(12,232)	(4,640)	(222,809)	(148,814)
Net realized gains
Class A	—	(57,603)	(16,094)	—	—	—
Class C	—	(9,841)	(3,918)	—	—	—
Class I	—	(30,511)	(7,213)	—	—	—
Paid in capital
Class A	(139,597)	—	—	—	(48,676)	(86,935)
Class C	(96,381)	—	—	—	(30,143)	(75,344)
Class I	(98,007)	—	—	—	(11,264)	(12,044)

Total distributions to shareholders	(2,147,235)	(3,875,950)	(64,908)	(11,648)	(2,363,397)	(3,239,434)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,022,350	36,140,270	110,341	469,897	6,059,722	5,396,813
Class C	2,048,475	4,197,271	32,349	405,337	7,005,711	1,846,353
Class I	2,309,955	22,618,806	28,728	264,000	2,099,692	1,595,022
Reinvestment of distributions
Class A	624,732	1,398,583	36,959	5,454	631,797	1,024,602
Class C	266,629	281,608	8,295	1,523	564,429	662,173
Class I	894,230	1,441,978	12,142	2,784	113,013	36,367
Cost of shares redeemed
Class A	(18,805,495)	(42,177,965)	(368,709)	(421)	(4,983,025)	(19,375,428)
Class C	(3,198,495)	(5,937,770)	(89,500)	(250,000)	(7,895,181)	(5,023,852)
Class I	(27,484,899)	(21,739,524)	(7,399)	—	(871,721)	(221,923)
Capital Contribution (note 3)
Class A
Class C	37,934	—	—	—	—	—
Class I	31,966	—	—	—	—	—
Net increase (decrease) in net assets from	26,385	—	—	—	—	—
share transactions of beneficial interest	(41,226,233)	(3,776,743)	(236,794)	898,574	2,724,437	(14,059,873)

Total Increase (Decrease) in Net Assets	(47,765,031)	(7,727,061)	(343,014)	899,583	(2,648,144)	(27,386,267)

Net Assets:
Beginning of year/period	63,585,462	71,312,523	899,583	—	32,939,526	60,325,793
End of year/period*	$15,820,431	$63,585,462	$556,569	$899,583	$30,291,382	$32,939,526
* Includes undistributed net investment income (loss) at the end of year/period of:	$(86,700)	$44,352	$392	$161	$—	$—

Share Activity:
Class A
Shares Sold	209,030	3,500,986	11,454	47,936	1,829,256	1,133,705
Shares Reinvested	67,014	136,749	4,309	554	195,417	210,725
Shares Redeemed	(2,044,635)	(4,135,554)	(43,377)	(43)	(1,523,991)	(3,937,623)
Net increase (decrease) in shares of Beneficial interest	(1,768,591)	(497,819)	(27,614)	48,447	500,682	(2,593,193)

Class C
Shares Sold	224,364	404,369	3,411	41,686	2,151,836	380,497
Shares Reinvested	29,197	27,546	965	155	175,349	137,810
Shares Redeemed	(343,247)	(579,932)	(10,079)	(25,562)	(2,346,579)	(1,022,506)
Net increase (decrease) in shares of Beneficial interest	(89,686)	(148,017)	(5,703)	16,279	(19,394)	(504,199)

Class I
Shares Sold	240,609	2,212,673	3,321	26,548	660,429	326,121
Shares Reinvested	94,475	140,931	1,414	283	35,349	7,865
Shares Redeemed	(2,986,314)	(2,118,129)	(758)	—	(254,638)	(46,772)
Net increase (decrease) in shares of Beneficial interest	(2,651,230)	235,475	3,977	26,831	441,140	287,214

(a)	The Catalyst/Princeton Unconstrained Hedged Income Fund, formerly the Catalyst/Princeton Hedged Income Fund, commenced operations on November 7, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach		Catalyst Time Value
	Return Income Fund		Income Opportunity Fund (a)		Trading Fund (b)

				For the		For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Operations:
Net investment income (loss)	$1,423,453	$2,428,767	$101,097	$53,242	$(442,578)	$(154,792)
Net realized gain (loss) on investments	(6,460,341)	(3,794,389)	(181,553)	(14,708)	(12,294,207)	1,318,140
Net change in unrealized appreciation (depreciation) on investments	1,666,065	(8,202,841)	137,303	9,845	(252,950)	252,950
Net increase (decrease) in net assets resulting from operations	(3,370,823)	(9,568,463)	56,847	48,379	(12,989,735)	1,416,298

Distributions to Shareholders from:
Net investment income
Class A	(389,286)	(825,994)	(5,227)	(13,833)	—	—
Class C	(558,341)	(853,981)	(2,843)	(205)	—	—
Class I	(395,597)	(417,172)	(75,457)	(38,658)	—	—
Net realized gains
Class A	—	—	—	—	(515,421)	—
Class C	—	—	—	—	(152,822)	—
Class I	—	—	—	—	(748,102)	—
Paid in capital
Class A	(66,104)	(107,607)	(610)	—	—	—
Class C	(107,039)	(146,406)	(665)	—	—	—
Class I	(83,104)	(92,176)	(21,340)	—	—	—

Total distributions to shareholders	(1,599,471)	(2,443,336)	(106,142)	(52,696)	(1,416,345)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	794,478	2,778,756	119,981	862,019	29,694,800	45,496,991
Class C	686,732	2,665,405	241,981	41,750	883,991	1,225,608
Class I	1,042,410	9,410,384	2,604,109	1,915,254	11,242,340	6,635,870
Reinvestment of distributions
Class A	203,953	521,682	5,247	13,368	493,791	—
Class C	525,320	724,783	3,483	183	142,705	—
Class I	137,537	97,537	91,190	36,609	732,674	—
Cost of shares redeemed
Class A	(3,447,748)	(12,824,630)	(359,994)	(499,042)	(60,557,001)	(2,763,396)
Class C	(3,712,133)	(7,501,889)	(78,223)	—	(1,368,226)	(14,164)
Class I	(1,456,752)	(1,617,770)	(349,842)	(42,726)	(14,277,809)	(44,450)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,226,203)	(5,745,742)	2,277,932	2,327,415	(33,012,735)	50,536,459

Total Increase (Decrease) in Net Assets	(10,196,497)	(17,757,541)	2,228,637	2,323,098	(47,418,815)	51,952,757

Net Assets:
Beginning of year/period	29,083,666	46,841,207	2,323,098	—	51,952,757	—
End of year/period*	$18,887,169	$29,083,666	$4,551,735	$2,323,098	$4,533,942	$51,952,757
* Includes undistributed net investment income (loss) at end of year/period of:	$204,727	$530,535	$(99,580)	$5,817	$(56,394)	$—

Share Activity:
Class A
Shares Sold	223,598	497,853	11,916	84,856	2,706,511	4,184,604
Shares Reinvested	56,070	97,203	532	1,317	63,306	—
Shares Redeemed	(935,031)	(2,389,823)	(35,885)	(49,349)	(6,349,933)	(248,497)
Net increase (decrease) in shares of Beneficial interest	(655,363)	(1,794,767)	(23,437)	36,824	(3,580,116)	3,936,107

Class C
Shares Sold	182,216	476,565	24,417	4,120	83,353	115,616
Shares Reinvested	145,975	137,341	355	19	18,485	—
Shares Redeemed	(949,573)	(1,409,789)	(7,906)	—	(157,679)	(1,315)
Net increase (decrease) in shares of Beneficial interest	(621,382)	(795,883)	16,866	4,139	(55,841)	114,301

Class I
Shares Sold	291,355	1,640,522	265,169	189,834	1,112,228	611,337
Shares Reinvested	38,267	19,275	9,290	3,607	93,693	—
Shares Redeemed	(381,045)	(315,532)	(35,478)	(4,202)	(1,628,144)	(4,092)
Net increase (decrease) in shares of Beneficial interest	(51,423)	1,344,265	238,981	189,239	(422,223)	607,245

(a)	The Catalyst/Stone Beach Income Opportunity Fund commenced operations on November 20, 2014.

(b)	The Catalyst Time Value Trading Fund commenced operations on November 7, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.23	$18.31		$13.28	$11.05	$14.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	0.07		0.18	0.19	0.30
Net realized and unrealized gain (loss) on investments	(2.78)	(3.14)		4.97	2.54	(3.21)
Total from investment operations	(2.76)	(3.07)		5.15	2.73	(2.91)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.01)		(0.12)	(0.50)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	(0.08)	(0.01)		(0.12)	(0.50)	(0.32)

Net asset value, end of year	$12.39	$15.23		$18.31	$13.28	$11.05

Total return (B)	(18.13)%	(16.74	)% (C)	38.94%	25.62%	(20.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,356	$41,704		$71,084	$28,433	$45,077
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.95%	1.79%		1.84%	1.86%	1.80%
Expenses, net waiver and reimbursement (D)	1.75%	1.68%		1.55%	1.55%	1.55%
Net investment income (loss), before waiver and reimbursement (D)(E)	(0.06)%	0.33%		0.82%	1.33%	2.31%
Net investment income (loss), net waiver and reimbursement (D)(E)	0.14%	0.44%		1.11%	1.64%	2.56%
Portfolio turnover rate	189%	214%		231%	117%	61%

	Class C

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$14.63	$17.71		$12.87	$10.70	$13.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.05)		0.05	0.10	0.22
Net realized and unrealized gain (loss) on investments	(2.67)	(3.03)		4.83	2.47	(3.15)
Total from investment operations	(2.74)	(3.08)		4.88	2.57	(2.93)

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.04)	(0.40)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	—	—		(0.04)	(0.40)	(0.32)

Net asset value, end of year	$11.89	$14.63		$17.71	$12.87	$10.70

Total return (B)	(18.73)%	(17.39	)% (C)	37.92%	24.69%	(20.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,213	$13,702		$17,503	$7,870	$10,448
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.70%	2.54%		2.59%	2.61%	2.55%
Expenses, net waiver and reimbursement (D)	2.50%	2.43%		2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (D) (E)	(0.80)%	0.42%		0.05%	0.58%	(1.66)%
Net investment income (loss), net waiver and reimbursement (D) (E)	(0.60)%	0.31%		0.34%	0.89%	(1.91)%
Portfolio turnover rate	192%	214%		231%	117%	117%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Not annualized.

(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.39	$18.47		$13.39	$11.15	$14.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.13		0.23	0.22	0.35
Net realized and unrealized gain (loss) on investments	(2.82)	(3.17)		5.00	2.56	(3.25)
Total from investment operations	(2.77)	(3.04)		5.23	2.78	(2.90)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.04)		(0.15)	(0.54)	—
From net realized gains on investments	—	—		—	—	(0.32)
Total distributions	(0.16)	(0.04)		(0.15)	(0.54)	(0.32)

Net asset value, end of year	$12.46	$15.39		$18.47	$13.39	$11.15

Total return (B)	(17.95)%	(16.47	)% (C)	39.24%	25.95%	(20.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,154	$15,087		$7,999	$2,133	$1,504
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.70%	1.54%		1.59%	1.61%	1.55%
Expenses, net waiver and reimbursement (D)	1.50%	1.45%		1.30%	1.30%	1.30%
Net investment income (loss), before waiver and reimbursement (D,E)	0.20%	0.71%		1.07%	1.58%	(2.27)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.40%	0.81%		1.37%	1.89%	(2.52)%
Portfolio turnover rate	189%	214%		231%	117%	61%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(C)	Not Annualized.

(D)	Annualized.

Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Not annualized.

(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$10.56	$14.48	$11.83	$9.68	$11.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.08)	(0.08)	0.12	0.10	0.06
Net realized and unrealized gain (loss) on investments	(3.77)	(2.42)	2.70	2.07	(0.88)
Total from investment operations	(3.85)	(2.50)	2.82	2.17	(0.82)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.01)	(0.02)	(0.01)
From net realized gains on investments	—	(1.42)	(0.16)	—	(0.98)
Total distributions	—	(1.42)	(0.17)	(0.02)	(0.99)

Net asset value, end of year	$6.71	$10.56	$14.48	$11.83	$9.68

Total return (C)	(36.46)%	(17.44)%	24.07%	22.41%	(7.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,933	$9,893	$30,693	$10,348	$3,396
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	3.23%	2.71%	2.04%	3.83%	3.59%
Expenses, net waiver and reimbursement (F)	2.09%	2.31%	1.61%	2.73%	1.83%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.09)%	(1.11)%	0.51%	0.96%	(0.89)%
Net investment income (loss), net waiver and reimbursement (F,G)	(0.94)%	(0.71)%	0.94%	2.07%	0.87%
Portfolio turnover rate	156%	183%	255%	277%	196%

	Class C (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$10.30	$14.28	$11.74	$9.62	$11.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.14)	(0.18)	0.03	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(3.66)	(2.38)	2.67	2.10	(0.89)
Total from investment operations	(3.80)	(2.56)	2.70	2.12	(0.90)

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.42)	(0.16)	—	(0.98)
Total distributions	—	(1.42)	(0.16)	—	(0.98)

Net asset value, end of year	$6.50	$10.30	$14.28	$11.74	$9.62

Total return (C)	(36.89)%	(18.14)%	23.20%	22.04%	(8.01)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$832	$2,726	$4,888	$1,069	$255
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before waiver and reimbursement (F)	4.10%	3.46%	2.79%	4.58%	4.65%
Expenses, net waiver and reimbursement (F)	2.89%	3.06%	2.36%	3.48%	2.63%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F)(G)	(2.84)%	(1.93)%	(0.21)%	0.21%	(1.64)%
Net investment income (loss), net waiver and reimbursement (F)(G)	(1.63)%	(1.52)%	0.22%	1.32%	0.12%
Portfolio turnover rate	156%	183%	255%	277%	196%

(A)	The Catalyst Hedged Insider Buying Fund Class A and C shares commenced operations on October 28, 2010.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(D)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.90%	2.06%	1.98%	2.66%	3.31%
	Expenses, net waiver and reimbursement	1.75%	1.66%	1.55%	1.55%	1.55%

(E)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	3.71%	2.81%	2.73%	3.41%	4.06%
	Expenses, net waiver and reimbursement	2.50%	2.41%	2.30%	2.30%	2.30%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.62	$14.49	$14.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.08)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	(3.77)	(2.39)	0.35
Total from investment operations	(3.85)	(2.45)	0.36

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.42)	—
Total distributions	—	(1.42)	—

Net asset value, end of period	$6.77	$10.62	$14.49

Total return (C)	(36.25)%	(17.04)%	2.55	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$126	$304	$154
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	3.19%	2.46%	2.10	% (E)
Expenses, net waiver and reimbursement (G)	1.81%	1.95%	1.30	% (E)
Ratios of net Investment income (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (G,H)	(2.29)%	(1.04)%	0.18	% (E)
Net investment income (loss), net waiver and reimbursement (G,H)	(0.91)%	(0.48)%	0.98	% (E)
Portfolio turnover rate	156%	183%	255.00	% (D)

(A)	The Catalyst Hedged Insider Buying Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.80%	1.81%	2.10	% (E)
	Expenses, net waiver and reimbursement	1.42%	1.30%	1.30	% (E)

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of period	$15.03	$15.86		$12.65	$10.42		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.04)	0.07		0.12	0.27		0.06
Net realized and unrealized gain (loss) on investments	(1.71)	(0.30)		3.26	2.96		0.43
Total from investment operations	(1.75)	(0.23)		3.38	3.23		0.49

LESS DISTRIBUTIONS:
From net investment income	—	(0.05)		(0.02)	(0.14)		(0.07)
From net realized gains on investments	—	(0.54)		(0.15)	(0.86)		—
From paid in capital	—	(0.01)		—	—		—
Total distributions	—	(0.60)		(0.17)	(1.00)		(0.07)

Net asset value, end of period	$13.28	$15.03		$15.86	$12.65		$10.42

Total return (C)	(11.64)%	(1.44)%		26.90%	32.99	% (F)	4.91	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$81,330	$228,894		$212,047	$4,475		$422
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.49%	1.47%		1.49%	5.72%		16.13	% (E)
Expenses, net waiver and reimbursement (H)	1.49%	1.47%		1.47%	1.00%		1.20	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	(0.26)%	0.46%		0.79%	(2.45)%		(14.27	)% (E)
Net investment income, net waiver and reimbursement (H,I)	(0.26)%	0.46%		0.81%	2.27%		0.66	% (E)
Portfolio turnover rate	167%	293%		185%	168%		73	% (D)

	Class C (A)
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, beginning of period	$15.16	$16.05		$12.90	$10.63		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.14)	(0.06)		0.01	0.22		(0.06)
Net realized and unrealized gain (loss) on investments	(1.72)	(0.28)		3.29	3.01		0.72
Total from investment operations	(1.86)	(0.34)		3.30	3.23		0.66

LESS DISTRIBUTIONS:
From net investment income	—	(0.00	) (G)	—	(0.10)		(0.03)
From net realized gains on investments	—	(0.54)		(0.15)	(0.86)		—
From paid in capital	—	(0.01)		—	—		—
Total distributions	—	(0.55)		(0.15)	(0.96)		(0.03)

Net asset value, end of period	$13.30	$15.16		$16.05	$12.90		$10.63

Total return (C)	(12.27)%	(2.12)%		25.74%	32.14%		6.67	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$33,042	$66,069		$36,144	$356		$6
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.24%	2.22%		2.24%	6.47%		16.88	% (E)
Expenses, net waiver and reimbursement (H)	2.24%	2.22%		2.22%	1.75%		1.95	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	(0.99)%	(0.37)%		0.05%	(3.20)%		(15.02	)% (E)
Net investment income (loss), net waiver and reimbursement (H,I)	(0.99)%	(0.37)%		0.07%	1.52%		(0.09	)% (E)
Portfolio turnover rate	167%	293%		185%	168%		73	% (D)

(A)	The Catalyst Insider Buying Fund Class A and Class C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Represents an amount less than $0.01 per share.

(G)	Represents an amount less than $0.01 per share.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2016		June 30, 2015	June 30, 2014

Net asset value, beginning of period	$15.05		$15.86	$15.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.00	) (F)	0.06	0.00	(F)
Net realized and unrealized gain (loss) on investments	(1.71)		(0.25)	0.08
Total from investment operations	(1.71)		(0.19)	0.08

LESS DISTRIBUTIONS:
From net investment income	—		(0.07)	—
From net realized gains on investments	—		(0.54)	—
From paid in capital	—		(0.01)	—
Total distributions	—		(0.62)	—

Net asset value, end of period	$13.34		$15.05	$15.86

Total return (C)	(11.36)%		(1.16)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$19,381		$68,304	$216
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.24%		1.22%	1.48	% (E)
Expenses, net waiver and reimbursement (G)	1.24%		1.22%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement (G,H)	(0.02)%		0.42%	0.09	% (E)
Net investment income (loss), net waiver and reimbursement(G,H)	(0.02)%		0.42%	0.32	% (E)
Portfolio turnover rate	167%		293%	185	% (D)

(A)	The Catalyst Insider Buying Fund Class I shares commenced operations on June 6, 2014

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$10.90	$11.62		$10.34	$10.15	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.20)		(0.14)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.44)	(0.37)		1.81	0.23	0.18
Total from investment operations	(1.65)	(0.57)		1.67	0.19	0.15

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.15)		(0.39)	—	—
Total distributions	—	(0.15)		(0.39)	—	—

Net asset value, end of period	$9.25	$10.90		$11.62	$10.34	$10.15

Total return (C)	(15.14)%	(4.88	)% (J,K)	16.99%	1.87%	1.50	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,862	$9,375		$10,541	$2,105	$1,026
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before wavier and reimbursement (H)	4.02%	3.55%		5.63%	4.48%	21.96	% (E)
Expenses, net waiver and reimbursement (H)	3.29%	3.12%		3.60%	2.21%	2.97	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(1.71)%	(2.24)%		(3.32)%	(2.70)%	(19.00	)% (E)
Net investment loss, net waiver and reimbursement (H,I)	(2.03)%	(1.81)%		(1.29)%	(0.43)%	(0.01	)% (E)
Portfolio turnover rate	184%	239%		207%	253%	0	% (D)

	Class C (A)
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$10.68	$11.47		$10.25	$10.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.28)	(0.27)		(0.22)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.40)	(0.37)		1.83	0.21	0.17
Total from investment operations	(1.68)	(0.64)		1.61	0.12	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.15)		(0.39)	—	—
Total distributions	—	(0.15)		(0.39)	—	—

Net asset value, end of period	$9.00	$10.68		$11.47	$10.25	$10.13

Total return (C)	(15.73)%	(5.56	)% (J,K)	16.53%	1.18%	1.30	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,193	$2,444		$2,341	$618	$22
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before wavier and reimbursement (H)	4.77%	4.30%		6.38%	5.23%	22.71	% (E)
Expenses, net waiver and reimbursement (H)	4.11%	3.87%		4.35%	2.96%	3.72	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H)(I)	(2.48)%	(2.98)%		(4.11)%	(3.45)%	(19.75	)% (E)
Net investment loss, net waiver and reimbursement (H)(I)	(2.81)%	(2.54)%		(2.08)%	(1.18)%	(0.76	)% (E)
Portfolio turnover rate	184%	239%		207%	253%	0	% (D)

(A)	The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.48%	2.11%	3.48%	3.52%	20.24	% (E)
	Expenses, net waiver and reimbursement	1.75%	1.67%	1.45%	1.25%	1.25	% (E)
(G)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	3.23%	2.86%	4.23%	4.27%	20.99	% (E)
	Expenses, net waiver and reimbursement	2.50%	2.42%	2.20%	2.00%	2.00	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (5.14)% for the A shares and (5.82)% for the C shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$10.95	$11.62		$11.87

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.17)	(0.25)		(0.01)
Net realized and unrealized loss on investments	(1.46)	(0.27)		(0.24	) (F)
Total from investment operations	(1.63)	(0.52)		(0.25)

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.15)		—
Total distributions	—	(0.15)		—

Net asset value, end of period	$9.32	$10.95		$11.62

Total return (C)	(14.89)%	(4.44	)% (J,K)	(2.11	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$770	$5,054		$200
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	3.77%	3.31%		3.89	% (E)
Expenses, net waiver and reimbursement (H)	2.77%	2.70%		3.25	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H)(I)	(1.41)%	(3.01)%		(1.44	)% (E)
Net investment loss, net waiver and reimbursement (H)(I)	(1.68)%	(2.36)%		(0.80	)% (E)
Portfolio turnover rate	184%	239%		2.07	(D)

(A)	The Catalyst Insider Long/Short Fund Class I commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.23%	1.90%	1.89	% (E)
	Expenses, net waiver and reimbursement	1.38%	1.25%	1.25	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (4.70)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2016	June 30, 2016

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.14)	(0.20)	(0.12)
Net realized and unrealized gain on investments	1.04	1.04	1.04
Total from investment operations	0.90	0.84	0.92

Net asset value, end of period	$10.90	$10.84	$10.92

Total return (C,D)	9.00%	8.40%	9.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$9,107	$2,547	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	3.51%	4.26%	3.26%
Expenses, net waiver and reimbursement (E,F)	2.24%	2.99%	1.99%
Net investment loss, before waiver and reimbursement (E,F,G)	(3.02)%	(3.79)%	(2.92)%
Net investment loss, net waiver and reimbursement (E,F,G)	(1.81)%	(2.60)%	(1.58)%
Portfolio turnover rate (D)	194%	194%	194%

(A)	The Catalyst Hedged Commodity Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$10.86	$10.77		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.20)	(0.23)		(0.19)
Net realized and unrealized gain on investments	0.89	0.42		0.96
Total from investment operations	0.69	0.19		0.77

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.14)	(0.10)		—
Total distributions	(0.14)	(0.10)		—

Net asset value, end of period	$11.41	$10.86		$10.77

Total return (C)	6.39%	1.83%		7.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,096,675	$392,282		$82,458
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G)	2.17%	2.19%		2.29	% (F)
Ratio of net investment loss to average net assets (G,H)	(1.80)%	(2.12)%		(2.25	)% (F)
Portfolio turnover rate	177%	0%		0	% (D)

	Class C (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$10.71	$10.70		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.28)	(0.30)		(0.26)
Net realized and unrealized gain on investments	0.88	0.41		0.96
Total from investment operations	0.60	0.11		0.70

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.14)	(0.10)		—
Total distributions	(0.14)	(0.10)		—

Net asset value, end of period	$11.17	$10.71		$10.70

Total return (C)	5.63%	1.09	% (E)	7.00	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$323,055	$103,602		$13,512
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G)	2.92%	2.94%		3.04	% (F)
Ratio of net investment loss to average net assets (G,H)	(2.55)%	(2.87)%		(2.98	)% (F)
Portfolio turnover rate	177%	0%		0	% (D)

(A)	The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$10.90	$10.78		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.17)	(0.20)		(0.17)
Net realized and unrealized gain on investments	0.89	0.42		0.95
Total from investment operations	0.72	0.22		0.78

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.14)	(0.10)		—
Total distributions	(0.14)	(0.10)		—

Net asset value, end of period	$11.48	$10.90		$10.78

Total return (C)	6.64%	2.11	% (E)	7.80	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,898,708	$579,682		$62,485
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G)	1.92%	1.94%		2.04	% (F)
Ratio of net investment loss to average net assets (G,H)	(1.54)%	(1.87)%		(1.96	)% (F)
Portfolio turnover rate	177%	0%		0	% (D)

(A)	The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.59	$10.00		$9.59	$10.00		$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.21	0.18		0.15	0.10		0.23	0.19
Net realized and unrealized loss on investments	(0.45)	(0.42)		(0.45)	(0.40)		(0.45)	(0.40)
Total from investment operations	(0.24)	(0.24)		(0.30)	(0.30)		(0.22)	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.17)		(0.15)	(0.11)		(0.23)	(0.20)
Total distributions	(0.21)	(0.17)		(0.15)	(0.11)		(0.23)	(0.20)

Net asset value, end of period	$9.14	$9.59		$9.14	$9.59		$9.14	$9.59

Total return (C)	(2.47)%	(2.32	)% (D)	(3.16)%	(2.94	)% (D)	(2.22)%	(2.10	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$386	$413		$90	$29		$208	$335
Ratios to average net assets
Expenses, before waiver and reimbursement	7.88%	14.20	% (E)	8.63%	14.95	% (E)	7.63%	13.95	% (E)
Expenses, net waiver and reimbursement	1.45%	1.45	% (E)	2.20%	2.20	% (E)	1.20%	1.20	% (E)
Net investment loss, before waiver and reimbursement	(4.13)%	(10.73	)% (E)	(4.79)%	(11.66	)% (E)	(3.77)%	(10.58	)% (E)
Net investment income, net waiver and reimbursement	2.34%	2.02	% (E)	1.68%	1.09	% (E)	2.55%	2.17	% (E)
Portfolio turnover rate	52%	58	% (D)	52%	58	% (D)	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Intelligent Alternative Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)	Class C (A)	Class I(A)
For the	For the	For the	For the	For the	For the
Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.65	$10.00	$9.64	$10.00	$9.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.15	(0.03)	0.01	0.06	0.25
Net realized and unrealized gain (loss) on investments	0.25	(0.45)	0.23	(J)	(0.37)	0.24	(J)	(0.55)
Total from investment operations	0.29	(0.30)	0.20	(0.36)	0.30	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.05)	(0.06)	—	(0.07)	(0.06)
From net realized gains on investments	(0.03)	(0.00)	(0.03)	(0.00	) (F)	(0.03)	(0.00)
Total distributions	(0.10)	(0.05)	(0.09)	(0.00)	(0.10)	(0.06)

Net asset value, end of period	$9.84	$9.65	$9.75	$9.64	$9.84	$9.64

Total return (C)	2.93%	(2.92	)% (D)	2.04%	(3.56	)% (D)	3.11%	(2.98	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$573	$200	$337	$9	$526	$66
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.77%	8.50	% (E)	5.52%	9.25	% (E)	4.52%	8.25	% (E)
Expenses, net waiver and reimbursement (H)	0.68%	2.07	% (E)	1.38%	2.82	% (E)	0.46%	1.82	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(3.13)%	(4.76	)% (E)	(5.42)%	(6.29	)% (E)	(4.50)%	(3.98	)% (E)
Net investment income (loss), net waiver and reimbursement (H,I)	0.45%	1.66	% (E)	1.12%	0.13	% (E)	1.12%	2.45	% (E)
Portfolio turnover rate	137%	366	% (D)	137%	366	% (D)	137%	366	% (D)

(A)	The Catalyst Absolute Total Return Fund Class A, Class C and Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents less than $0.01 per share.

(G)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	4.76%	8.47	% (E)	5.51%	9.22	% (E)	4.51%	8.22	% (E)
	Expenses, net waiver and reimbursement	0.67%	1.99	% (E)	1.37%	2.74	% (E)	0.45%	1.74	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2016	June 30, 2016

Net asset value, beginning of period	$10.00	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.13)	(0.06)
Net realized and unrealized gain on investments	0.32	0.32	0.32
Total from investment operations	0.25	0.19	0.26

Net asset value, end of period	$10.25	$10.19	$10.26

Total return (C,D)	2.50%	1.90%	2.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$105	$3	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	32.12%	32.87%	31.87%
Expenses, net waiver and reimbursement (E,F)	1.99%	2.74%	1.74%
Net investment loss, before waiver and reimbursement (E,F,G)	(31.01)%	(32.69)%	(31.26)%
Net investment loss, net waiver and reimbursement (E,F,G)	(1.02)%	(1.87)%	(0.84)%
Portfolio turnover rate (D)	62%	62%	62%

(A)	The Catalyst IPOx Allocation Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.67	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.31)	(0.13)	0.01
Net realized and unrealized gain (loss) on investments	(0.33)	1.97	(J)	0.25
Total from investment operations	(0.64)	1.84	0.26

LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	—
From net realized gains on investments	(0.09)	(1.35)	—
Total distributions	(0.09)	(1.43)	—

Net asset value, end of period	$9.94	$10.67	$10.26

Total return (C)	(6.15)%	20.94%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$28,328	$11,090	$5,560
Ratios to average net assets(including interest expense) (H)
Expenses, before waiver and reimbursement/recapture (F)	2.84%	2.51%	2.22	% (E)
Expenses, net waiver and reimbursement/recapture (F)	2.80%	2.09%	1.95	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement/recapture (F,G)	(2.66)%	(1.69)%	0.10	% (E)
Net investment income (loss), net waiver and reimbursement/recapture (F,G)	(2.62)%	(1.28)%	0.37	% (E)
Portfolio turnover rate	606%	607%	204	% (D)

Class C (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.70	$10.24	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.29)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.42)	1.92	(J)	0.25
Total from investment operations	(0.71)	1.81	0.24

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.09)	(1.35)	—
Total distributions	(0.09)	(1.35)	—

Net asset value, end of period	$9.90	$10.70	$10.24

Total return (C)	(6.79)%	20.53%	2.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,681	$1,175	$32,046
Ratios to average net assets(including interest expense) (I)
Expenses, before waiver and reimbursement/recapture (F)	3.76%	3.26%	2.97	% (E)
Expenses, net waiver and reimbursement/recapture (F)	3.62%	2.84%	2.70	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement/recapture (F,G)	(2.70)%	(1.48)%	(0.59	)% (E)
Net investment income (loss), net waiver and reimbursement/recapture (F,G)	(2.56)%	(1.06)%	(0.32	)% (E)
Portfolio turnover rate	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class A, Class C shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement/recapture	1.99%	2.37%	2.22	% (E)
	Expenses, net waiver and reimbursement/recapture	1.95%	1.95%	1.95	% (E)

(I)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement/recapture	2.84%	3.12%	2.97	% (E)
	Expenses, net waiver and reimbursement/recapture	2.70%	2.70%	2.70	% (E)

(J)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

Class I(A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$10.69	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.23)	(0.13)	0.02
Net realized and unrealized gain (loss) on investments	(0.40)	2.02	(I)	0.24
Total from investment operations	(0.63)	1.89	0.26

LESS DISTRIBUTIONS:
From net investment income	—	(0.11)	—
From net realized gains on investments	(0.09)	(1.35)	—
Total distributions	(0.09)	(1.46)	—

Net asset value, end of period	$9.97	$10.69	$10.26

Total return (C)	(6.04)%	21.49%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$45,215	$14,529	$5,336
Ratios to average net assets(including interest expense) (H)
Expenses, before waiver and reimbursement (F)	2.66%	2.26%	1.97	% (E)
Expenses, net waiver and reimbursement (F)	2.57%	1.84%	1.70	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.10)%	(1.69)%	0.31	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(2.01)%	(1.27)%	0.58	% (E)
Portfolio turnover rate	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class I shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.79%	2.12%	1.97	% (E)
	Expenses, net waiver and reimbursement	1.70%	1.70%	1.70	% (E)

(I)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Auctos Multi-Strategy Fund
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2016	June 30, 2016

Net asset value, beginning of period	$15.55	$15.55	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)	(0.36)	(0.23)
Net realized and unrealized gain on investments (F)	0.23	0.21	0.23
Total from investment operations	(0.04)	(0.15)	0.00

Net asset value, end of period	$15.51	$15.40	$15.55

Total return (C,D)	(0.26)%	(0.96)%	0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,856	$577	$11,905
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.15%	3.90%	2.90%
Expenses, net waiver and reimbursement (E)	2.24%	2.99%	1.99%
Net investment loss, before waiver and reimbursement (E)	(2.52)%	(3.68)%	(2.78)%
Net investment loss net waiver and reimbursement (E)	(1.94)%	(2.70)%	(1.72)%
Portfolio turnover rate (D)	0%	0%	0%

(A)	The Catalyst/Auctos Multi-Strategy Fund Class A, Class C and Class I shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, beginning of period	$16.39	$15.43	$12.40		$10.68	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.02)	(0.01)	(0.00	) (F)	0.01	(0.00	) (F)
Net realized and unrealized gain on investments	0.39	2.56	4.26		1.73	0.68
Total from investment operations	0.37	2.55	4.26		1.74	0.68

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.02)	—
From net realized gains on investments	(0.22)	(1.59)	(1.23)		—	—
Total distributions	(0.22)	(1.59)	(1.23)		(0.02)	—

Net asset value, end of period	$16.54	$16.39	$15.43		$12.40	$10.68

Total return (C)	2.31%	16.98%	35.52%		16.30%	6.80	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$92,749	$111,493	$31,000		$23,331	$20,530
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%	1.52%	1.56%		1.57%	1.81	% (E)
Expenses, net waiver and reimbursement	1.35%	1.35%	1.35%		1.35%	1.35	% (E)
Net investment loss, before waiver and reimbursement	(0.28)%	(0.22)%	(0.20)%		(0.14)%	(0.39	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.13)%	(0.05)%	0.01%		0.08%	0.07	% (E)
Portfolio turnover rate	119%	84%	108%		97%	74	% (D)

	Class C (A)
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, beginning of period	$15.92	$15.14	$12.28		$10.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)	(0.12)	(0.10)		(0.08)	(0.04)
Net realized and unrealized gain on investments	0.37	2.49	4.19		1.73	0.68
Total from investment operations	0.24	2.37	4.09		1.65	0.64

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.01)	—
From net realized gains on investments	(0.22)	(1.59)	(1.23)		—	—
Total distributions	(0.22)	(1.59)	(1.23)		(0.01)	—

Net asset value, end of period	$15.94	$15.92	$15.14		$12.28	$10.64

Total return (C)	1.55%	16.07%	34.44%		15.47%	6.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$28,282	$12,696	$608		$256	$27
Ratios to average net assets
Expenses, before waiver and reimbursement	2.26%	2.27%	2.31%		2.32%	2.56	% (E)
Expenses, net waiver and reimbursement	2.10%	2.10%	2.10%		2.10%	2.10	% (E)
Net investment loss, before waiver and reimbursement	(1.02)%	(0.94)%	(0.95)%		(0.89)%	(1.18	)% (E)
Net investment loss, net waiver and reimbursement	(0.85)%	(0.77)%	(0.74)%		(0.67)%	(0.72	)% (E)
Portfolio turnover rate	119%	84%	108%		97%	74	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class A and Class C shares commenced operations on December 22, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$16.41	$15.43	$15.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02	0.04	0.01
Net realized and unrealized gain on investments	0.40	2.53	0.12
Total from investment operations	0.42	2.57	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(1.59)	—
Total distributions	(0.22)	(1.59)	—

Net asset value, end of period	$16.61	$16.41	$15.43

Total return (C)	2.61%	17.12%	0.85	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$26,226	$24,187	$118
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.27%	1.51	% (E)
Expenses, net waiver and reimbursement	1.10%	1.10%	1.10	% (E)
Net investment income, before waiver and reimbursement	(0.03)%	0.10%	0.18	% (E)
Net investment income, net waiver and reimbursement	0.13%	0.27%	0.59	% (E)
Portfolio turnover rate	119%	84%	108	% (D)

(A)	The Catalyst Dynamic Alpha Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/EquityCompass Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.71	$10.19	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	0.11	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	(0.27)	(0.16)	0.21
Total from investment operations	(0.16)	(0.10)	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.07)	—	—
From net realized gains on investments	—	(0.38)	—
Total distributions	(0.07)	(0.38)	—

Net asset value, end of period	$9.48	$9.71	$10.19

Total return (C)	(1.60)%	(0.84	)% (F)	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,095	$5,158	$6,464
Ratios to average net assets
Expenses, before waiver and reimbursement	2.10%	1.92%	1.99	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50	% (E)
Net investment income (loss), before waiver and reimbursement	0.53%	0.22%	(0.94	)% (E)
Net investment income (loss), net waiver and reimbursement	1.13%	0.66%	(0.45	)% (E)
Portfolio turnover rate	790%	806%	384	% (D)

Class C (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.60	$10.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	0.03	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.17)	0.22
Total from investment operations	(0.22)	(0.18)	0.16

LESS DISTRIBUTIONS:
From net investment income	—	(G)	—	—
From net realized gains on investments	—	(0.38)	—
Total distributions	—	(0.38)	—

Net asset value, end of period	$9.38	$9.60	$10.16

Total return (C)	(2.24)%	(1.65)%	1.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,721	$5,648	$5,567
Ratios to average net assets
Expenses, before waiver and reimbursement	2.85%	2.67%	2.74	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25	% (E)
Net investment loss, before waiver and reimbursement	(0.24)%	(0.51)%	(1.71	)% (E)
Net investment income (loss), net waiver and reimbursement	0.37%	(0.08)%	(1.22	)% (E)
Portfolio turnover rate	790%	806%	384	% (D)

(A)	The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Less than $0.005

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/EquityCompass Buyback Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.75	$10.22	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ( loss) (B)	0.12	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.15)	0.23
Total from investment operations	(0.13)	(0.09)	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.10)	—	—
From net realized gains on investments	—	(0.38)	—
Total distributions	(0.10)	(0.38)	—

Net asset value, end of period	$9.52	$9.75	$10.22

Total return (C)	(1.27)%	(0.74)%	2.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,817	$2,869	$11,042
Ratios to average net assets
Expenses, before waiver and reimbursement	1.85%	1.67%	1.74	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25	% (E)
Net investment income (loss), before waiver and reimbursement	0.68%	0.17%	(0.68	)% (E)
Net investment income (loss), net waiver and reimbursement	1.27%	0.57%	(0.19	)% (E)
Portfolio turnover rate	790%	806%	384	% (D)

(A)	The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.76	$15.10	$13.75	$11.77	$11.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.12	0.11	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.67)	1.30	2.09	2.02	0.27
Total from investment operations	(1.54)	1.42	2.20	2.15	0.36

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.12)	(0.11)	(0.13)	(0.08)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.24)	(0.76)	(0.85)	(0.17)	(0.19)

Net asset value, end of year	$12.98	$15.76	$15.10	$13.75	$11.77

Total return (C)	(9.38)%	9.44%	16.36%	18.42%	3.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,089	$17,012	$16,182	$13,111	$10,644
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%	1.66%	1.69%	1.79%	1.98%
Expenses, net waiver and reimbursement	1.43%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement	0.65%	0.67%	0.61%	0.77%	0.33%
Net investment income, net waiver and reimbursement	0.94%	0.78%	0.75%	1.01%	0.76%
Portfolio turnover rate	45%	32%	25%	15%	26%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.54	$14.91	$13.59	$11.65	$11.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	0.01	0.00	(B)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(1.66)	1.28	2.06	2.00	0.29
Total from investment operations	(1.63)	1.29	2.06	2.03	0.28

LESS DISTRIBUTIONS:
From net investment income	—	(B)	(0.02)	(0.00	) (B)	(0.05)	(0.03)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.11)	(0.66)	(0.74)	(0.09)	(0.14)

Net asset value, end of year	$12.80	$15.54	$14.91	$13.59	$11.65

Total return (C)	(10.11)%	8.68%	15.51%	17.49%	2.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$424	$561	$540	$559	$484
Ratios to average net assets
Expenses, before waiver and reimbursement	2.48%	2.41%	2.44%	2.54%	2.73%
Expenses, net waiver and reimbursement	2.18%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement	(0.10)%	(0.08)%	(0.13)%	0.02%	(0.49)%
Net investment income (loss), net waiver and reimbursement	0.20%	0.03%	0.01%	0.26%	(0.06)%
Portfolio turnover rate	45%	32%	25%	15%	26%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not annualized.

(F)	Annualized.

Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$15.76	$15.10	$13.75	$11.77	$11.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.17	0.14	0.16	0.12
Net realized and unrealized gain (loss) on investments	(1.68)	1.29	2.09	2.02	0.27
Total from investment operations	(1.51)	1.46	2.23	2.18	0.39

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.16)	(0.14)	(0.16)	(0.11)
From net realized gains on investments	(1.11)	(0.64)	(0.74)	(0.04)	(0.11)
Total distributions	(1.27)	(0.80)	(0.88)	(0.20)	(0.22)

Net asset value, end of year	$12.98	$15.76	$15.10	$13.75	$11.77

Total return (D)	(9.14)%	9.71%	16.65%	18.71%	3.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,681	$3,869	$3,058	$2,838	$2,179
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.41%	1.44%	1.54%	1.73%
Expenses, net waiver and reimbursement	1.18%	1.30%	1.30%	1.30%	1.30%
Net investment income, before waiver and reimbursement	0.92%	0.94%	0.85%	1.02%	0.61%
Net investment income, net waiver and reimbursement	1.26%	1.05%	0.98%	1.26%	1.04%
Portfolio turnover rate	45%	32%	25%	15%	26%

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Aggressive Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$10.60	$10.00		$10.52	$10.00		$10.62	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.11)		(0.17)	(0.19)		(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.47)	0.71		(1.51)	0.71		(1.47)	0.71
Total from investment operations	(1.58)	0.60		(1.68)	0.52		(1.56)	0.62

Net asset value, end of period	$9.02	$10.60		$8.84	$10.52		$9.06	$10.62

Total return (C)	(14.91)%	6.00	% (D)	(15.97)%	5.20	% (D)	(14.69)%	6.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$900	$1,068		$8	$14		$89	$104
Ratios to average net assets
Expenses, before waiver and reimbursement	6.08%	8.01	% (E)	6.92%	8.76	% (E)	5.85%	7.76	% (E)
Expenses, net waiver and reimbursement	1.55%	1.55	% (E)	2.30%	2.30	% (E)	1.30%	1.30	% (E)
Net investment loss, before waiver and reimbursement	(5.74)%	(7.62	)% (E)	(6.49)%	(8.40	)% (E)	(5.50)%	(7.40	)% (E)
Net investment loss, net waiver and reimbursement	(1.20)%	(1.16	)% (E)	(1.87)%	(1.94	)% (E)	(0.95)%	(0.93	)% (E)
Portfolio turnover rate	37%	9	% (D)	37%	9	% (D)	37%	9	% (D)

(A)	The Catalyst/Groesbeck Aggressive Growth Fund Class A, Class C and Class I shares commenced operations on July 29,2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Hedged Premium Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$11.94	$10.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.90)	1.55	0.65
Total from investment operations	(1.94)	1.52	0.64

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.60)	(0.22)	—
Total distributions	(1.60)	(0.22)	—

Net asset value, end of period	$8.40	$11.94	$10.64

Total return (C)	(17.03)%	14.34%	6.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,888	$6,426	$5,879
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement	2.86%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement	1.51%	1.50%	1.50	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(1.77)%	(1.14)%	(3.35	)% (E)
Net investment loss, net waiver and reimbursement	(0.40)%	(0.23)%	(0.23	)% (E)
Portfolio turnover rate	153%	216%	38	% (D)

	Class C (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$11.80	$10.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.12)	(0.15)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.87)	1.58	0.64
Total from investment operations	(1.99)	1.43	0.59

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.60)	(0.22)	—
Total distributions	(1.60)	(0.22)	—

Net asset value, end of period	$8.21	$11.80	$10.59

Total return (C)	(17.70)%	13.55%	5.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$57	$214	$9
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement	3.61%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement	2.24%	2.25%	2.25	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(2.53)%	(2.15)%	(4.10	)% (E)
Net investment loss, net waiver and reimbursement	(1.21)%	(1.24)%	(0.98	)% (E)
Portfolio turnover rate	153%	216%	38	% (D)

(A)	The Catalyst Lyons Hedged Premium Return Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized

(F)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.85%	2.42%	4.62	% (E)
	Expenses, net waiver and reimbursement	1.50%	1.50%	1.50	% (E)

(G)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	3.60%	3.17%	5.37	% (E)
	Expenses, net waiver and reimbursement	2.25%	2.25%	2.25	% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Hedged Premium Return Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$11.97	$10.63	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	0.04	(0.00	) (F)
Net realized and unrealized gain (loss) on investments	(1.88)	1.52	(0.04	) (G)
Total from investment operations	(1.93)	1.56	(0.04)

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.60)	(0.22)	—
Total distributions	(1.60)	(0.22)	—

Net asset value, end of period	$8.44	$11.97	$10.63

Total return (C)	(16.90)%	14.73%	(0.37	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$74	$1,023	$53
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	2.61%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.26%	1.25%	1.25	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(1.54)%	(0.55)%	(2.28	)% (E)
Net investment income (loss), net waiver and reimbursement	(0.43)%	0.37%	(0.57	)% (E)
Portfolio turnover rate	153%	216%	38	% (D)

(A)	The Catalyst Lyons Hedged Premium Return Fund Class I shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(H)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	2.60%	2.17%	2.96	% (E)
	Expenses, net waiver and reimbursement	1.25%	1.25%	1.25	% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$14.28	$14.50	$12.12	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.14	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.30)	0.57	2.73	2.10
Total from investment operations	(0.16)	0.71	2.91	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.13)	(0.08)	(0.07)
From net realized gains on investments	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(1.11)	(0.93)	(0.53)	(0.16)

Net asset value, end of period	$13.01	$14.28	$14.50	$12.12

Total return (C)	(1.04)%	4.74%	24.29%	23.04	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$55,827	$94,156	$76,417	$14,262
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.74%	1.73%	1.77%	2.23	% (E)
Expenses, net waiver and reimbursement (F)	1.50%	1.50%	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement (F,G)	0.82%	0.76%	1.05%	0.86	% (E)
Net investment income, net waiver and reimbursement (F,G)	1.06%	0.98%	1.32%	1.59	% (E)
Portfolio turnover rate	91%	194%	165%	126	% (D)

	Class C(A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013

Net asset value, beginning of period	$14.08	$14.33	$12.04	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.04	0.08	0.11
Net realized and unrealized gain (loss) on investments	(0.30)	0.54	2.72	2.08
Total from investment operations	(0.26)	0.58	2.80	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	(0.06)	(0.06)
From net realized gains on investments	(1.03)	(0.80)	(0.45)	(0.09)
Total distributions	(1.04)	(0.83)	(0.51)	(0.15)

Net asset value, end of period	$12.78	$14.08	$14.33	$12.04

Total return (C)	(1.82)%	3.93%	23.51%	22.13	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$33,653	$40,645	$24,157	$2,494
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.49%	2.48%	2.52%	2.98	% (E)
Expenses, net waiver and reimbursement (F)	2.25%	2.25%	2.25%	2.25	% (E)
Net investment income, before waiver and reimbursement (F,G)	0.10%	0.02%	0.33%	0.11	% (E)
Net investment income, net waiver and reimbursement (F,G)	0.34%	0.24%	0.59%	0.84	% (E)
Portfolio turnover rate	91%	194%	165%	126	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$14.30	$14.51	$14.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.19	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.56	(0.07	) (F)
Total from investment operations	(0.13)	0.75	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.16)	—
From net realized gains on investments	(1.03)	(0.80)	—
Total distributions	(1.15)	(0.96)	—

Net asset value, end of period	$13.02	$14.30	$14.51

Total return (C)	(0.79)%	5.01%	(0.41	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,561	$27,230	$135
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.49%	1.48%	1.90	% (E)
Expenses, net waiver and reimbursement (G)	1.25%	1.25%	1.20	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.07%	1.04%	0.13	% (E)
Net investment income, net waiver and reimbursement (G,H)	1.31%	1.27%	0.83	% (E)
Portfolio turnover rate	91%	194%	165	% (D)

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.43	$13.56	$11.04	$10.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.18	0.15	0.25	0.14
Net realized and unrealized gain (loss) on investments	(0.03)	(0.67)	2.69	1.12	(0.11	) (G)
Total from investment operations	0.15	(0.49)	2.84	1.37	0.03

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.13)	(0.12)	(0.29)	(0.01)
From net realized gains on investments	—	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.14)	(0.64)	(0.32)	(0.35)	(0.01)

Net asset value, end of period	$12.44	$12.43	$13.56	$11.04	$10.02

Total return (C)	1.28%	(3.58)%	26.10%	13.75%	0.26	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$22,279	$23,973	$18,917	$9,735	$4,469
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.70%	1.64%	1.77%	2.05%	3.54	% (E)
Expenses, net waiver and reimbursement (H)	1.55%	1.55%	1.55%	1.55%	1.55	% (E)
Net investment income (loss), before waiver and reimbursement (H,I)	1.35%	1.34%	0.96%	1.73%	(0.49	)% (E)
Net investment income, net waiver and reimbursement (H,I)	1.50%	1.43%	1.18%	2.23%	1.50	% (E)
Portfolio turnover rate	26%	33%	50%	28%	25	% (D)

	Class C (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$12.30	$13.40	$10.93	$9.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.09	0.09	0.05	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	(0.68)	2.68	1.12	(0.14	) (G)
Total from investment operations	0.06	(0.59)	2.73	1.28	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.04)	—	(0.06)	(0.24)	(0.00	) (F)
From net realized gains on investments	—	(0.51)	(0.20)	(0.06)	—
Total distributions	(0.04)	(0.51)	(0.26)	(0.30)	(0.00	) (F)

Net asset value, end of period	$12.32	$12.30	$13.40	$10.93	$9.95

Total return (C)	0.54%	(4.37)%	25.26%	12.92%	(0.47	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,795	$6,962	$6,072	$3,045	$1,025
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	2.45%	2.39%	2.52%	2.80%	4.29	% (E)
Expenses, net waiver and reimbursement (H)	2.30%	2.30%	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement (H)(I)	0.62%	0.62%	0.20%	0.98%	(1.24	)% (E)
Net investment income, net waiver and reimbursement (H)(I)	0.77%	0.71%	0.42%	1.48%	0.75	% (E)
Portfolio turnover rate	26%	33%	50%	28%	25	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2012, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$12.44	$13.56	$13.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.25	0.28	0.02
Net realized and unrealized gain (loss) on investments	(0.07)	(0.74)	0.06
Total from investment operations	0.18	(0.46)	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.15)	—
From net realized gains on investments	—	(0.51)	—
Total distributions	(0.17)	(0.66)	—

Net asset value, end of period	$12.45	$12.44	$13.56

Total return (C)	1.56%	(3.33)%	0.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,320	$455	$136
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.45%	1.39%	1.81	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	1.89%	2.04%	1.40	% (E)
Net investment income, net waiver and reimbursement (F)(G)	2.06%	2.18%	1.96	% (E)
Portfolio turnover rate	26%	33%	50	% (D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$11.50	$12.09	$10.88	$10.14	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.16	0.17	0.16	0.22	0.15
Net realized and unrealized gain (loss) on investments	(0.05)	(0.25)	1.50	0.90	0.03
Total from investment operations	0.11	(0.08)	1.66	1.12	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.16)	(0.21)	(0.33)	(0.04)
From net realized gains on investments	(0.04)	(0.35)	(0.24)	(0.05)	—
Total distributions	(0.19)	(0.51)	(0.45)	(0.38)	(0.04)

Net asset value, end of period	$11.42	$11.50	$12.09	$10.88	$10.14

Total return (C)	1.00%	(0.57)%	15.51%	11.13%	1.83	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$12,906	$14,233	$14,158	$9,626	$4,925
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.83%	1.76%	1.83%	1.98%	2.81	% (E)
Expenses, net waiver and reimbursement (G)	1.55%	1.55%	1.55%	1.55%	1.55	% (E)
Net investment income, before waiver and reimbursement (G,H)	1.09%	1.25%	1.07%	1.62%	0.32	% (E)
Net investment income, net waiver and reimbursement (G,H)	1.38%	1.46%	1.36%	2.05%	1.58	% (E)
Portfolio turnover rate	15%	48%	42%	53%	39	% (D)

	Class C (A)
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$11.45	$12.04	$10.84	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.08	0.07	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.06)	(0.22)	1.50	0.89	0.00	(F)
Total from investment operations	0.02	(0.15)	1.57	1.03	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.09)	(0.13)	(0.23)	(0.02)
From net realized gains on investments	(0.04)	(0.35)	(0.24)	(0.05)	—
Total distributions	(0.11)	(0.44)	(0.37)	(0.28)	(0.02)

Net asset value, end of period	$11.36	$11.45	$12.04	$10.84	$10.09

Total return (C)	0.25%	(1.24)%	14.70%	10.27%	1.08	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,843	$4,186	$4,616	$2,375	$1,786
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.58%	2.51%	2.58%	2.73%	3.56	% (E)
Expenses, net waiver and reimbursement (G)	2.30%	2.30%	2.30%	2.30%	2.30	% (E)
Net investment income (loss), before waiver and reimbursement (G)(H)	0.44%	0.43%	0.36%	0.87%	(0.43	)% (E)
Net investment income, net waiver and reimbursement (G)(H)	0.71%	0.64%	0.64%	1.30%	0.83	% (E)
Portfolio turnover rate	15%	48%	42%	53%	39	% (D)

(A)	Catalyst/MAP Global Total Return Income Fund Class A shares and Class C shares commenced operations on July 29, 2011.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$11.51	$12.09	$12.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.27	0.22	0.01
Net realized and unrealized gain (loss) on investments	(0.13)	(0.26)	0.05
Total from investment operations	0.14	(0.04)	0.06

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.19)	(0.10)
From net realized gains on investments	(0.04)	(0.35)	—
Total distributions	(0.22)	(0.54)	(0.10)

Net asset value, end of period	$11.43	$11.51	$12.09

Total return (C)	1.25%	(0.24)%	0.51	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,481	$156	$121
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.58%	1.51%	1.66	% (E)
Expenses, net waiver and reimbursement (F)	1.25%	1.25%	1.25	% (E)
Net investment income, before waiver and reimbursement (F)(G)	2.14%	1.59%	1.35	% (E)
Net investment income, net waiver and reimbursement (F)(G)	2.32%	1.85%	1.76	% (E)
Portfolio turnover rate	15%	48%	42	% (D)

(A)	Catalyst/MAP Global Total Return Income Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout The Period

	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2016	June 30, 2016	June 30, 2016

Net asset value, beginning of period	$25.00	$25.00	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.05)	(0.16)	(0.07)
Net realized and unrealized gain on investments	3.56	3.56	3.61
Total from investment operations	3.51	3.40	3.54

Net asset value, end of period	$28.51	$28.40	$28.54

Total return (C,D,H)	14.04%	13.60%	14.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$36,915	$27,332	$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	2.25%	3.00%	2.00%
Expenses, net waiver and reimbursement (E,F)	2.24%	2.99%	1.99%
Net investment loss, before waiver and reimbursement (E,F,G)	(0.38)%	(1.24)%	(0.52)%
Net investment loss, net waiver and reimbursement (E,F,G)	(0.35)%	(1.22)%	(0.51)%
Portfolio turnover rate (D)	1%	1%	1%

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A, Class C and Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)				Class C (A)				Class I(A)
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015

Net asset value, beginning of period	$9.93		$10.00		$9.93		$10.00		$9.94		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32		0.08		0.26		0.04		0.32		0.09
Net realized and unrealized gain (loss) on investments	(3.30	) (F)	0.09	(F)	(3.27	) (F)	0.10	(F)	(3.28	) (F)	0.09	(F)
Total from investment operations	(2.98)		0.17		(3.01)		0.14		(2.96)		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.09)		(0.26)		(0.06)		(0.30)		(0.09)
From paid in capital	(0.35)		(0.15)		(0.34)		(0.15)		(0.36)		(0.15)
Total distributions	(0.64)		(0.24)		(0.60)		(0.21)		(0.66)		(0.24)

Net asset value, end of period	$6.31		$9.93		$6.32		$9.93		$6.32		$9.94

Total return (C)	(29.05)%		1.58	% (D)	(29.44)%		1.35	% (D)	(28.86)%		1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$22,775		$7,906		$6,204		$1,278		$22,187		$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%		3.41	% (E)	2.78%		4.16	% (E)	1.78%		3.16	% (E)
Expenses, net waiver and reimbursement	1.65%		1.65	% (E)	2.40%		2.40	% (E)	1.40%		1.40	% (E)
Net investment income (loss), before waiver and reimbursement	5.00%		(0.30	)% (E)	4.24%		(1.03	)% (E)	5.08%		(0.03	)% (E)
Net investment income, net waiver and reimbursement	5.40%		1.46	% (E)	4.62%		0.73	% (E)	5.46%		1.73	% (E)
Portfolio turnover rate	96%		11	% (D)	96%		11	% (D)	96%		11	% (D)

(A)	The Catalyst/MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$10.10		$10.63	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.45		0.53	0.45		0.21
Net realized and unrealized gain (loss) on investments	(1.12)		(0.53)	0.40		0.15	(F)
Total from investment operations	(0.67)		0.00	0.85		0.36

LESS DISTRIBUTIONS:
From net investment income	(0.41)		(0.52)	(0.41)		(0.17)
From net realized gains on investments	—		(0.01)	(0.00	) (G)	—
From paid in capital	(0.18)		—	—		—
Total distributions	(0.59)		(0.53)	(0.41)		(0.17)

Net asset value, end of period	$8.84		$10.10	$10.63		$10.19

Total return (C)	(6.62)%		0.11%	8.53%		3.59	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,264		$25,008	$31,621		$225
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H,J)	1.77%		1.59%	1.65%		3.23	% (E)
Expenses, net waiver and reimbursement (H,J)	1.48%		1.45%	1.40%		0.65	% (E)
Net investment income, before waiver and reimbursement (H,I)	4.45%		5.01%	4.01%		1.27	% (E)
Net investment income, net waiver and reimbursement (H,I)	4.74%		5.12%	4.25%		3.85	% (E)
Portfolio turnover rate	44%		102%	92%		90	% (D)

	Class C (A)
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2016		June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$10.07		$10.60	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.31		0.45	0.36		0.15
Net realized and unrealized gain (loss) on investments	(1.05)		(0.52)	0.40		0.18	(F)
Total from investment operations	(0.74)		(0.07)	0.76		0.33
From paid in capital

LESS DISTRIBUTIONS:
From net investment income	(0.35)		(0.45)	(0.35)		(0.14)
From net realized gains on investments	—		(0.01)	(0.00	) (G)	—
From paid in capital	(0.16)		—	—		—
Total distributions	(0.51)		(0.46)	(0.35)		(0.14)

Net asset value, end of period	$8.82		$10.07	$10.60		$10.19

Total return (C)	(7.24	)% (L)	(0.64)%	7.56%		3.25	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,284		$6,938	$8,874		$46
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H,K)	2.54%		2.34%	2.42%		3.98	% (E)
Expenses, net waiver and reimbursement (H,K)	2.22%		2.20%	2.17%		1.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	3.00%		4.21%	3.25%		0.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	3.31%		4.34%	3.45%		3.10	% (E)
Portfolio turnover rate	44%		102%	92%		90	% (D)

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Represents an amount less than $0.01 per share.

(H)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.70%	1.59%	1.65%	3.23	% (E)
	Expenses, net waiver and reimbursement	1.41%	1.45%	1.40%	0.65	% (E)

(K)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.46%	2.34%	2.42%	3.98	% (E)
	Expenses, net waiver and reimbursement	2.15%	2.20%	2.17%	1.40	% (E)

(L)	Includes increase from payments made by the Administrator of 0.53% for the A shares and 0.53% for the C shares related to the pricing errors reimbursement. Without these transactions, total return would have been (6.62)% for the A shares and (7.24)% for the C shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013

Net asset value, beginning of period	$10.09	$10.63	$10.19		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.50	0.55	0.47		0.21
Net realized and unrealized gain (loss) on investments	(1.13)	(0.53)	0.40		0.16	(F)
Total from investment operations	(0.63)	0.02	0.87		0.37

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.55)	(0.43)		(0.18)
From net realized gains on investments	—	(0.01)	(0.00	) (G)	—
From paid in capital	(0.19)	—	—		—
Total distributions	(0.62)	(0.56)	(0.43)		(0.18)

Net asset value, end of period	$8.84	$10.09	$10.63		$10.19

Total return (C)	(6.27)%	0.27%	8.76%		3.71	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,272	$31,640	$30,817		$6,689
Ratios to average net assets
Expenses, before waiver and reimbursement (H,J)	1.47%	1.34%	1.35%		2.98	% (E)
Expenses, net waiver and reimbursement (H,J)	1.22%	1.20%	1.10%		0.40	% (E)
Net investment income, before waiver and reimbursement (H,I)	4.94%	5.24%	4.14%		1.52	% (E)
Net investment income, net waiver and reimbursement (H,I)	5.19%	5.38%	4.48%		4.10	% (E)
Portfolio turnover rate	44%	102%	92%		90	% (D)

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Represents an amount less than $0.01 per share.

(H)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Ratios to average net assets (excluding dividend and interest expense)
	Expenses, before waiver and reimbursement	1.41%	1.34%	1.35%	2.98	% (E)
	Expenses, net waiver and reimbursement	1.16%	1.20%	1.10%	0.40	% (E)

(K)	Includes increase from payments made by the Administrator of 0.64% related to the pricing errors reimbursement. Without these transactions, total return would have been (6.91)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Unconstrained Hedged Income Fund (formerly Catalyst/Princeton Hedged Income Fund)
Financial Highlights

For a Share Outstanding Throughout The Period

	Class A (A)			Class C (A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$9.83	$10.00		$9.82	$10.00		$9.82	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.41	0.22		0.35	0.15		0.45	0.21
Net realized and unrealized loss on investments	(0.60)	(0.21	) (F)	(0.59)	(0.20	) (F)	(0.61)	(0.20	) (F)
Total from investment operations	(0.19)	0.01		(0.24)	(0.05)		(0.16)	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.18)		(0.36)	(0.13)		(0.45)	(0.19)
From net realized gains on investments	(0.27)	—		(0.27)	—		(0.27)	—
Total distributions	(0.69)	(0.18)		(0.63)	(0.13)		(0.72)	(0.19)

Net asset value, end of period	$8.95	$9.83		$8.95	$9.82		$8.94	$9.82

Total return (C)	(1.32)%	0.08	% (D)	(2.08)%	(0.45	)% (D)	(1.05)%	0.11	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$186	$476		$95	$160		$275	$264
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	8.51%	18.83	% (E)	9.26%	19.58	% (E)	8.26%	18.58	% (E)
Expenses, net waiver and reimbursement (G)	1.55%	1.55	% (E)	2.30%	2.30	% (E)	1.30%	1.30	% (E)
Net investment (loss), before waiver and reimbursement (G,H)	(2.40)%	(13.81	)% (E)	(2.90)%	(14.83	)% (E)	(1.79)%	(14.01	)% (E)
Net investment income, net waiver and reimbursement (G,H)	4.66%	3.47	% (E)	3.93%	2.45	% (E)	5.06%	3.26	% (E)
Portfolio turnover rate	484%	460	% (D)	484%	460	% (D)	484%	460	% (D)

(A)	The Catalyst/Princeton Unconstrained Hedged Income Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$4.20		$5.66		$6.20	$6.48	$7.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.31		0.35		0.40	0.40	0.52
Net realized and unrealized gain (loss) on investments	(0.74)		(1.43)		(0.27)	(0.13)	(0.29)
Total from investment operations	(0.43)		(1.08)		0.13	0.27	0.23

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.36)		(0.42)	(0.40)	(0.53)
From net realized gains on investments	—		—		(0.25)	(0.15)	(0.33)
From Return on Capital	(0.01)		(0.02)		—	—	—
Total distributions	(0.32)		(0.38)		(0.67)	(0.55)	(0.86)

Net asset value, end of year	$3.45		$4.20		$5.66	$6.20	$6.48

Total return (B)	(9.27	)% (C)	(19.76	)% (C)	2.31%	4.16%	4.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,250		$16,435		$36,845	$67,154	$100,536
Ratios to average net assets
Expenses, before waiver and reimbursement	1.76%		1.57%		1.53%	1.47%	1.46%
Expenses, net waiver and reimbursement	1.45%		1.45%		1.45%	1.45%	1.45%
Net investment income, before waiver and reimbursement	9.10%		6.80%		6.56%	6.19%	7.87%
Net investment income, net waiver and reimbursement	9.40%		6.93%		6.64%	6.21%	7.88%
Portfolio turnover rate	26%		42%		63%	54%	33%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$4.20		$5.66		$6.20	$6.48	$7.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28		0.30		0.35	0.35	0.47
Net realized and unrealized gain (loss) on investments	(0.72)		(1.42)		(0.26)	(0.13)	(0.28)
Total from investment operations	(0.44)		(1.12)		0.09	0.22	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.32)		(0.38)	(0.35)	(0.49)
From net realized gains on investments	—		—		(0.25)	(0.15)	(0.33)
From paid in capital	(0.01)		(0.02)		—	—	—
Total distributions	(0.30)		(0.34)		(0.63)	(0.50)	(0.82)

Net asset value, end of year	$3.46		$4.20		$5.66	$6.20	$6.48

Total return (B)	(9.70	)% (C)	(20.36	)% (C)	1.54%	3.41%	3.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,644		$14,228		$22,038	$29,260	$32,888
Ratios to average net assets
Expenses, before waiver and reimbursement	2.51%		2.32%		2.28%	2.22%	2.21%
Expenses, net waiver and reimbursement	2.20%		2.20%		2.20%	2.20%	2.20%
Net investment income, before waiver and reimbursement	8.13%		5.97%		5.78%	5.44%	7.12%
Net investment income, net waiver and reimbursement	8.44%		6.10%		5.86%	5.46%	7.13%
Portfolio turnover rate	26%		42%		63%	54%	33%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C)	Not Annualized.

(D)	Annualized.

Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I(A)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	June 30, 2016		June 30, 2015		June 30, 2014

Net asset value, beginning of period	$4.20		$5.67		$6.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32		0.36		0.40
Net realized and unrealized loss on investments	(0.73)		(1.44)		(0.26)
Total from investment operations	(0.41)		(1.08)		0.14

LESS DISTRIBUTIONS:
From net investment income	(0.32)		(0.37)		(0.44)
From net realized gains on investments	—		—		(0.25)
From paid in capital	(0.01)		(0.02)
Total distributions	(0.33)		(0.39)		(0.69)

Net asset value, end of period	$3.46		$4.20		$5.67

Total return (C)	(8.77	)% (F)	(19.70	)% (F)	2.43	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,398		$2,276		$1,443
Ratios to average net assets
Expenses, before waiver and reimbursement	1.51%		1.32%		1.28	% (E)
Expenses, net waiver and reimbursement	1.20%		1.20%		1.20	% (E)
Net investment income, before waiver and reimbursement	9.62%		7.40%		6.67	% (E)
Net investment income, net waiver and reimbursement	9.92%		7.52%		6.75	% (E)
Portfolio turnover rate	26%		42%		63	% (D)

(A)	The Catalyst/SMH High Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$4.57	$6.15		$6.05	$5.59	$6.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.34		0.40	0.31	0.36
Net realized and unrealized gain (loss) on investments	(0.78)	(1.58)		0.07	0.46	(0.75)
Total from investment operations	(0.51)	(1.24)		0.47	0.77	(0.39)

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.29)		(0.31)	(0.31)	(0.38)
From net realized gains on investments	—	—		—	—	(0.23)
From paid in capital	(0.05)	(0.05)		(0.06)	—	—
Total distributions	(0.31)	(0.34)		(0.37)	(0.31)	(0.61)

Net asset value, end of year	$3.75	$4.57		$6.15	$6.05	$5.59

Total return (B)	(10.60)%	(20.68	)% (E)	7.92%	14.15%	(5.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,660	$8,674		$22,722	$23,408	$33,969
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.91%	1.60%		1.59%	1.55%	1.55%
Expenses, net waiver and reimbursement (C)	1.56%	1.55%		1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	7.05%	6.12%		6.36%	5.32%	6.17%
Net investment income, net waiver and reimbursement (C,D)	7.39%	6.17%		6.40%	5.32%	6.17%
Portfolio turnover rate	4%	42%		72%	60%	39%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of year	$4.57	$6.15		$6.04	$5.59	$6.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.30		0.35	0.27	0.32
Net realized and unrealized gain (loss) on investments	(0.79)	(1.58)		0.08	0.45	(0.74)
Total from investment operations	(0.54)	(1.28)		0.43	0.72	(0.42)

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.25)		(0.26)	(0.27)	(0.34)
From net realized gains on investments	—	—		—	—	(0.23)
From paid in capital	(0.05)	(0.05)		(0.06)	—	—
Total distributions	(0.28)	(0.30)		(0.32)	(0.27)	(0.57)

Net asset value, end of year	$3.75	$4.57		$6.15	$6.04	$5.59

Total return (B)	(11.29)%	(21.28	)% (E)	7.29%	13.12%	(6.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,413	$13,088		$22,517	$22,077	$26,567
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.65%	2.35%		2.34%	2.30%	2.30%
Expenses, net waiver and reimbursement (C)	2.30%	2.30%		2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C)(D)	6.29%	5.45%		5.64%	4.57%	5.50%
Net investment income, net waiver and reimbursement (C)(D)	6.64%	5.50%		5.67%	4.57%	5.50%
Portfolio turnover rate	4%	42%		72%	60%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$4.56	$6.14		$6.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.28	0.36		0.45
Net realized and unrealized loss on investments	(0.79)	(1.58)		(0.01	) (F)
Total from investment operations	(0.51)	(1.22)		0.44

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.31)		(0.33)
From Return of capital	(0.05)	(0.05)		(0.06)
Total distributions	(0.31)	(0.36)		(0.39)

Net asset value, end of period	$3.74	$4.56		$6.14

Total return (C)	(10.40)%	(20.51	)% (I)	7.31	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,813	$7,321		$1,602
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	1.65%	1.35%		1.34	% (E)
Expenses, net waiver and reimbursement (G)	1.30%	1.30%		1.30	% (E)
Net investment income, before waiver and reimbursement (G)(H)	7.26%	6.80%		7.28	% (E)
Net investment income, net waiver and reimbursement (G)(H)	7.64%	6.86%		7.34	% (E)
Portfolio turnover rate	4%	42%		72	% (D)

(A)	The Catalyst/SMH Total Return Income Fund Class I shares commenced operations on July 1, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$10.10	$10.00		$10.08	$10.00		$10.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32	0.19		0.23	0.18		0.31	0.23
Net realized and unrealized gain (loss) on investments	(0.26)	0.10	(F)	(0.23)	0.05	(F)	(0.21)	0.07	(F)
Total from investment operations	0.06	0.29		0.00	0.23		0.10	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.19)		(0.22)	(0.15)		(0.30)	(0.21)
From paid in capital	(0.05)	—		(0.03)	—		(0.05)	—
Total distributions	(0.32)	(0.19)		(0.25)	(0.15)		(0.35)	(0.21)

Net asset value, end of period	$9.84	$10.10		$9.83	$10.08		$9.84	$10.09

Total return (C)	0.64%	2.95	% (D)	0.02%	2.31	% (D)	1.01%	3.00	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$132	$372		$207	$42		$4,213	$1,910
Ratios to average net assets
Expenses, before waiver and reimbursement	3.93%	6.56	% (E)	4.68%	7.31	% (E)	3.68%	6.31	% (E)
Expenses, net waiver and reimbursement	1.55%	1.55	% (E)	2.30%	2.30	% (E)	1.30%	1.30	% (E)
Net investment income (loss), before waiver and reimbursement	0.76%	(1.61	)% (E)	(0.04)%	(2.36	)% (E)	0.82%	(1.36	)% (E)
Net investment income, net waiver and reimbursement	3.31%	3.41	% (E)	2.38%	2.66	% (E)	3.19%	3.66	% (E)
Portfolio turnover rate	78%	19	% (D)	78%	19	% (D)	78%	19	% (D)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A, Class C and Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Time Value Trading Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)			Class C (A)			Class I(A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015		June 30, 2016	June 30, 2015

Net asset value, beginning of period	$11.16	$10.00		$11.08	$10.00		$11.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.15)		(0.25)	(0.20)		(0.17)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.97)	1.31		(1.97)	1.28		(1.99)	1.29
Total from investment operations	(2.18)	1.16		(2.22)	1.08		(2.16)	1.16

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.41)	—		(1.41)	—		(1.41)	—
Total distributions	(1.41)	—		(1.41)	—		(1.41)	—

Net asset value, end of period	$7.57	$11.16		$7.45	$11.08		$7.59	$11.16

Total return (C)	(19.89)%	11.60	% (D)	(20.46)%	10.80	% (D)	(19.71)%	11.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,694	$43,910		$436	$1,267		$1,405	$6,776
Ratios to average net assets
Expenses, before waiver and reimbursement	2.65%	2.93	% (E)	3.40%	3.68	% (E)	2.40%	2.68	% (E)
Expenses, net waiver and reimbursement	2.24%	2.24	% (E)	2.99%	2.99	% (E)	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement	(2.42)%	(2.87	)% (E)	(3.73)%	(3.62	)% (E)	(2.51)%	(2.62	)% (E)
Net investment loss, net waiver and reimbursement	(2.15)%	(2.18	)% (E)	(2.83)%	(2.93	)% (E)	(1.83)%	(1.93	)% (E)
Portfolio turnover rate	0%	0	% (D)	0%	0	% (D)	0%	0	% (D)

(A)	The Catalyst/Time Value Trading Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

June 30, 2016	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-one series. These financial statements include the following twenty-seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying
(“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Hedged Insider Buying (“Hedged Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst Insider Long/Short		Long-term capital appreciation with low volatility
(“Insider Long/Short”)		and low correlation to the equity market
Catalyst Hedged Commodity Strategy		Capital appreciation uncorrelated to global equity
(“Hedged Commodity”)		or commodity markets
Catalyst Hedged Futures Strategy		Capital appreciation and capital preservation
(“Hedged Futures”)		in all market conditions with low volatility and
low correlation to the U.S. equity market
Catalyst Insider Income (“Insider Income”)		High current income with low interest rate sensitivity
Catalyst Intelligent Alternative		Capital appreciation with low correlation to U.S.
(“Intelligent Alternative”)		equity market with a secondary objective of capital
preservation
Catalyst IPOx Allocation (“IPOx Allocation”)		Capital appreciation
Catalyst Macro Strategy (“Macro Strategy”)		Capital appreciation with positive returns
in all market conditions
Catalyst/Auctos Multi Strategy		Capital appreciation uncorrelated to global equity
(“Auctos Multi Strategy”)		markets
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst/EquityCompass Buyback Strategy
(“Buyback Strategy”)		Long-term capital appreciation
Catalyst/Groesbeck Growth of Income	Groesbeck Investment
(“Growth of Income”)	Management Corp. (“GIM”)	Current income that increases over time, and as a
Catalyst/Groesbeck Aggressive Growth		secondary objective, capital appreciation.
(“Aggressive Growth”)	GIM	Long-term capital appreciation
Catalyst/Lyons Hedged Premium Return	Lyons Wealth Management, LLC	Long-term capital appreciation and income with
(“Hedged Premium Return”)	(“Lyons”)	less downside volatility than the equity market
Catalyst/Lyons Tactical Allocation		Total return from long-term capital appreciation
(“Tactical Allocation”)	Lyons	and current income with low volatility while
attempting to minimize downside risk from
significant market drawdowns
Catalyst/MAP Global Capital Appreciation	Managed Asset Portfolios, LLC
(“Global Capital Appreciation”)	(“MAP”)	Long-term capital appreciation
Catalyst/MAP Global Total Return Income		Total return which consists of current income
(“Global Total Return Income”)	MAP	and capital appreciation
Catalyst/Millburn Hedge Strategy		Superior risk-adjusted returns as compared with a
(“Millburn Hedge Strategy”)		typical long only, non-leveraged equity portfolio
Catalyst MLP & Infrastructure
(“MLP & Infrastructure”)	SL Advisors, LLC	Current income and capital appreciation
Catalyst/Princeton Floating Rate Income	Princeton Advisory Group, Inc.	High level of current income as is consistent with
(“Floating Rate Income”)	(“Princeton”)	capital preservation
Catalyst/Princeton Hedged Income		Current income with a secondary objective of long-
(“Hedged Income”)	Princeton	term capital appreciation with preservation of
capital and low volatility
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors, Inc. (“SMH”)	High level of current income with capital
appreciation as secondary objective
Catalyst/SMH Total Return Income		Total return wich consists of current income
(“Total Return Income”)	SMH	and capital appreciation
Catalyst/Stone Beach Income Opportunity	Stone Beach Investment	High current income with a secondary objective of
(“Income Opportunity”)	Management, LLC	capital appreciation
Catalyst Time Value Trading		Capital appreciation with low correlation to the
(“Time Value Trading”)	ITB Capital Advisors, LLC	equity markets

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The Funds are registered as non-diversified except Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund and Catalyst Time Value Trading Fund which are diversified. The Auctos Multi Strategy Fund commenced operation on August 13, 2015. The Hedged Commodity and IPOx Allocation Funds commenced operations on September 30, 2015. The Millburn Hedge Strategy Fund commenced operations on December 28, 2015.

Auctos Multi Strategy was organized originally as a limited liability company (“Auctos Global Diversified Fund, LLC.”) in November 2007. Effective as of the close of business on August 14, 2015, all of the assets, subject to liabilities of Auctos Global Diversified Fund, LLC. were transferred to the Fund in exchange for Class I Shares of the Auctos Multi Strategy Fund. The net assets value of the Fund’s shares on the close of business August 14, 2015, after the reorganization, was $15.58 for Class I shares and received in-kind capital contributions of securities and cash valued at $2,992,206 in exchange for 192,424 Class I shares. Class A shares and Class C shares commenced operations on August 14, 2015.

Millburn Hedge Strategy Fund was organized originally as a limited liability company (“Millburn Hedge Fund LP.”) in December 1997. Effective as of the close of business on December 27, 2015, all of the assets, subject to liabilities of Millburn Hedge Fund LP., were transferred to the Fund in exchange for Class I Shares of the Millburn Hedge Strategy Fund. The net assets value of the Fund’s shares on the close of business December 28, 2015, after the reorganization, was $25.00 for Class I shares and received in-kind capital contributions of securities and cash valued at $40,137,333 in exchange for 1,605,493 Class I shares. Class A shares and Class C shares commenced operations on December 28, 2015.

Currently, all Funds offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to

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June 30, 2016	ANNUAL REPORT

determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$27,207,957	$—	$—	$27,207,957
Short-Term Investments	1,380,756	—	—	1,380,756
Total Assets	$28,588,713	$—	$—	$28,588,713

Hedged Insider
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$2,806,508	$—	$—	$2,806,508
Short-Term Investments	84,099	—	—	84,099
Total Assets	$2,890,607	$—	$—	$2,890,607
Liabilities(a,b)
Call Options Written	$101,098	$18,693	$—	$119,791
Total Liabilities	$101,098	$18,693	$—	$119,791

Insider Buying
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$133,279,587	$—	$—	$133,279,587
Short-Term Investments	1,141,823	—	—	1,141,823
Total Assets	$134,421,410	$—	$—	$134,421,410

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June 30, 2016	ANNUAL REPORT

Insider Long/Short
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$6,803,878	$—	$—	$6,803,878
Total Assets	$6,803,878	$—	$—	$6,803,878
Liabilities(a,b)
Common Stock Sold Short	$3,850,576	$—	$—	$3,850,576
Total Liabilities	$3,850,576	$—	$—	$3,850,576

Hedged Commodity
Assets(a,b)	Level 1	Level 2	Level 3	Total
Put Options Purchased	$34,837	$750	$—	$35,587
Call Options Purchased	216,200	—	—	216,200
Short-Term Investments	16,946,338	—	—	16,946,338
Total Assets	$17,197,375	$750	$—	$17,198,125
Liabilities(a,b)
Put Options Written	$29,500	$—	$—	$29,500
Call Options Written	165,756	—	—	165,756
Total Liabilities	$195,256	$—	$—	$195,256

Hedged Futures
Assets(a,b)	Level 1	Level 2	Level 3	Total
Put Options Purchased	$9,958,425	$—	$—	$9,958,425
Call Options Purchased	263,106,562	—	—	263,106,562
U.S. Government Securities	—	1,719,875,050	—	1,719,875,050
Short-Term Investments	614,989,900	—	—	614,989,900
Total Assets	$888,054,887	$1,719,875,050	$—	$2,607,929,937
Liabilities(a,b)
Put Options Written	$4,348,875	$—	$—	$4,348,875
Call Options Written	228,056,250	—	—	228,056,250
Total Liabilities	$232,405,125	$—	$—	$232,405,125

Insider Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$534,429	$—	$534,429
Short-Term Investments	154,275	—	—	154,275
Total Assets	$154,275	$534,429	$—	$688,704

Intelligent Alternative
Assets(a,b)	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,398,815	$—	$—	$1,398,815
Short-Term Investments	35,941	—	—	35,941
Total Assets	$1,434,756	$—	$—	$1,434,756

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June 30, 2016	ANNUAL REPORT

IPOx Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$211,280	$—	$—	$211,280
Exchange Traded Funds	15,156	—	—	15,156
Short-Term Investments	25,136	—	—	25,136
Total Assets	$251,572	$—	$—	$251,572

Macro Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$2,892,696	$—	$—	$2,892,696
Preferred Stock	1,182,438	—	—	1,182,438
Exchange Traded Funds	5,005,362	—	—	5,005,362
Mutual Funds	1,531	—	—	1,531
Corporate Bonds	—	148,925	—	148,925
Put Options Purchased	43,720	53,625	—	97,345
Call Options Purchased	7,808,316	841,077	—	8,649,393
Short-Term Investments	20,430,093	—	—	20,430,093
U.S. Government Securities	—	69,831,419	—	69,831,419
Total Assets	$37,364,156	$70,875,046	$—	$108,239,202
Liabilities(a,b)
Securities Sold Short	$1,198,340	$—	$—	$1,198,340
Call Options Written	6,738,858	5,351,598	—	12,090,456
Total Liabilities	$7,937,198	$5,351,598	$—	$13,288,796

Auctos Multi Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$11,756,945	—	—	$11,756,945
Total Assets	$11,756,945	—	—	$11,756,945
Derivatives(a,b)
Assets
Futures Contracts	$508,183	$—	$—	$508,183
Liabilities
Futures Contracts	(20,457)	—	—	(20,457)
Total Derivatives	$487,726	—	—	$487,726

Dynamic Alpha
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$144,034,342	$—	$—	$144,034,342
Short-Term Investments	1,176,629	—	—	1,176,629
Total Assets	$145,210,971	$—	$—	$145,210,971

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

Buyback Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$10,505,032	$—	$—	$10,505,032
Short-Term Investments	457,499	—	—	457,499
Total Assets	$10,962,531	$—	$—	$10,962,531

Growth of Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$15,615,099	$—	$—	$15,615,099
Short-Term Investments	2,614,747	—	—	2,614,747
Total Assets	$18,229,846	$—	$—	$18,229,846

Aggressive Growth
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$868,356	$—	$—	$868,356
Short-Term Investments	143,407	—	—	143,407
Total Assets	$1,011,763	$—	$—	$1,011,763

Hedged Premium Return
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$3,002,483	$—	$—	$3,002,483
Put Options Purchased	—	29,185	—	29,185
Short-Term Investments	44,128	—	—	44,128
Total Assets	$3,046,611	$29,185	$—	$3,075,796
Liabilities(a,b)
Put Options Written	$—	$16,640	$—	$16,640
Total Liabilities	$—	$16,640	$—	$16,640

Tactical Allocation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$100,798,756	$—	$—	$100,798,756
Short-Term Investments	3,707,162	—	—	3,707,162
Total Assets	$104,505,918	$—	$—	$104,505,918

Global Capital Appreciation
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$28,429,736	$—	$—	$28,429,736
Mutual Funds	430,900	—	—	430,900
Short-Term Investments	1,432,262	—	—	1,432,262
Total Assets	$30,292,898	$—	$—	$30,292,898
Liabilities(a,b)
Call Options Written	$38,225	$—	$—	$38,225
Total Liabilities	$38,225	$—	$—	$38,225

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

Global Total Return Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$12,277,419	$—	$—	$12,277,419
Corporate Bonds	—	8,615,926	—	8,615,926
Short-Term Investments	2,119,583	—	—	2,119,583
Total Assets	$14,397,002	$8,615,926	$—	$23,012,928
Liabilities(a,b)
Call Options Written	$39,514	$—	$—	$39,514
Total Liabilities	$39,514	$—	$—	$39,514

Millburn Hedge Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$142,082,135	$—	$—	$142,082,135
United States Government Securities	$—	$88,632,041	$—	$88,632,041
Short-Term Investments	33,986,771	—	—	33,986,771
Total Assets	$176,068,906	$88,632,041	$—	$264,700,947
Derivatives(a,b)
Assets
Futures Contracts	$8,160,727	$—	$—	$8,160,727
Forward Contracts	—	4,957,838	—	4,957,838
Total	$8,160,727	$4,957,838	$—	$13,118,565
Liabilities
Futures Contracts	$626,897	$—	$—	$626,897
Forward Contracts	—	4,087,010	—	4,087,010
Total	$626,897	$4,087,010	$—	$4,713,907

MLP & Infrastructure
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$50,966,689	$—	$—	$50,966,689
Total Assets	$50,966,689	$—	$—	$50,966,689

Floating Rate Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,409,326	$—	$2,409,326
Collateralized Loan Obligations	—	1,087,969	—	1,087,969
Bank Loans	—	13,564,542	—	13,564,542
Short-Term Investments	369,779			369,779
Total Assets	$369,779	$17,061,837	$—	$17,431,616

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

Hedged Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$74,287	$—	$—	$74,287
Corporate Bonds	—	453,748	—	453,748
Short-Term Investments	35,007	—	—	35,007
Total Assets	$109,294	$453,748	$—	$563,042

High Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$—	$—	$—
Corporate Bonds	—	26,618,907	—	26,618,907
Short-Term Investments	2,846,225	—	—	2,846,225
Total Assets	$2,846,225	$26,618,907	$—	$29,465,132

Total Return Income
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$9,952,316	—	$—	$9,952,316
Exchanged Traded Funds	910,072	—	—	910,072
Convertible Bonds	—	64,430	—	64,430
Corporate Bonds	—	4,710,785	—	4,710,785
Short-Term Investments	3,108,971	—	—	3,108,971
Total Assets	$13,971,359	$4,775,215	$—	$18,746,574

Income Opportunity
Assets(a,b)	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$4,082,190	$—	$4,082,190
Private Collateralized Mort. Obligations	—	19,318	—	19,318
Short-Term Investments	425,534	—	—	425,534
Total Assets	$425,534	$4,101,508	$—	$4,527,042
Derivatives(a,b)
Liabilities
Futures Contracts	$2,984	$—	$—	$2,984
Total	$2,984	$—	$—	$2,984

Time Value Trading
Assets(a,b)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$4,240,845	$—	$—	$4,240,845
Total Assets	$4,240,845	$—	$—	$4,240,845

The Funds did not hold any Level 3 securities during the period, with the exception of High Income and Total Return Income. A reconciliation used in determining High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the period. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The following is a reconciliation of Energy Conversion Devices, Inc. (High Income and Total Return Income), for which Level 3 inputs were used in determining value:

	High Income	Total Return Income
	Energy Conversion	Energy Conversion
	Devices, Inc.	Devices, Inc.
Beginning balance June 30, 2015	$—	$—
Total realized gain/(loss)	—	—
Change in unrealized appreciation	—	—
Capital distribution	85,388	54,597
Tax basis adjustment	(85,388)	(54,597)
Net transfers in/(out) of Level 3	—	—
Ending balance June 30, 2016	$—	$—

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2016, was $0 and $0, for High Income and Total Return Income, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Investments in Securities:
High Income	Fair Value	Valuation Techniques	Unobservable Input
Convertible Bonds
Energy Conversion Devices, Inc.	—	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$—
Total Return Income
Convertible Bonds
Energy Conversion Devices, Inc.	—	Bankruptcy	Potential future cash payments
Total Fair Value Securities	$—

Fair value securities as a percent of net assets at June 30, 2016, were 0.0% and 0.0% for High Income and Total Return Income, respectively.

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year or period ended June 30, 2016, the Hedged Insider, Insider Long/Short, Hedged Commodity, Hedged Futures, Intelligent Alternative, Macro Strategy, Hedged Premium Return, Global Capital Appreciation, Global Total Return Income, Total Return Income, and Time Value Trading invested in options.

A summary of option contracts written during the year ended June 30, 2016, were as follows:

Hedged Insider	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	1,075	$208,546
Options written	8,229	1,155,220
Options covered	(6,065)	(977,390)
Options exercised	—	—
Options expired	(2,219)	(278,269)
Options outstanding, end of year	1,020	$108,107

Hedged Commodity	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	6,409	2,984,841	4,232	3,601,932
Options covered	(2,332)	(1,385,145)	(995)	(1,745,501)
Options exercised	(51)	(12,391)	(234)	(16,398)
Options expired	(2,561)	(1,030,985)	(2,528)	(1,695,483)
Options outstanding, end of year	1,465	$556,320	475	$144,550

Hedged Futures	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	82,575	$112,396,996	13,000	$4,341,000
Options written	503,145	731,935,490	209,426	414,019,133
Options covered	(93,250)	(99,273,244)	(11,100)	(1,531,250)
Options exercised	—	—	—	—
Options expired	(223,995)	(289,636,742)	(197,326)	(398,261,383)
Options outstanding, end of year	268,475	$455,422,500	14,000	$18,567,500

Macro Strategy	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	800	$218,164
Options written	569,272	175,793,040
Options covered	(479,365)	(161,690,509)
Options exercised	—	—
Options expired	(46,780)	(3,733,246)
Options outstanding, end of year	43,927	$10,587,449

Hedged Premium Return	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	34	$57,935
Options written	444	3,373,937	233	941,696
Options covered	—	—	(119)	(316,774)
Options exercised	—	—	—	—
Options expired	(444)	(3,373,937)	(135)	(656,039)
Options outstanding, end of year	—	$—	13	$26,818

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

Global Capital Appreciation	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	734	$160,987
Options written	338	61,940
Options covered	—	—
Options exercised	(203)	(75,678)
Options expired	(594)	(112,336)
Options outstanding, end of year	275	$34,913

Global Total Return Income	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	330	$69,955
Options written	540	81,507
Options covered	(80)	(48,716)
Options exercised	(70)	(30,567)
Options expired	(250)	(21,239)
Options outstanding, end of year	470	$50,940

Time Value Trading	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	200	$130,000	638	$8,369,500
Options written	15,140	11,276,677	14,309	15,406,723
Options covered	(14,925)	(11,167,802)	(14,272)	(22,953,285)
Options exercised	(200)	(120,000)	—	—
Options expired	(215)	(118,875)	(675)	(822,938)
Options outstanding, end of year	—	$—	—	$—

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF (Hedged Commodity-CFC), CAMFMSF Fund Limited (Auctos-CFC) and CMHSF (Millburn-CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Hedged Commodity, Auctos Multi Strategy and Millburn Hedge Strategy, which include the accounts of Hedged Commodity-CFC, Auctos-CFC and Millburn-CFC, respectively which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the each Funds’ investment in the CFCs is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2016	June 30, 2016
Hedged Commodity	6/25/2015	$ 3,880,284	21.9%
Auctos Multi Strategy	6/25/2015	1,065,637	7.5%
Millburn Hedge Strategy	11/2/2015	3,914,091	1.4%

For tax purposes, the CFCs are an exempted Cayman investment company. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income. In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2016, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Insider
	Call options written	Equity	Options written	$119,791
			Totals	$119,791

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
	Hedged Commodity
	Put options purchased	Equity	Investments in securities, at value	$7,000
	Put options purchased	Commodity	Investments in securities, at value	28,587
	Call options purchased	Commodity	Investments in securities, at value	216,200
	Put options written	Commodity	Options written	(29,500)
	Call options written	Commodity	Options written	(165,756)
			Totals	$56,531
	Hedged Futures
	Put options purchased	Equity	Investments in securities, at value	$9,958,425
	Call options purchased	Equity	Investments in securities, at value	263,106,562
	Put options written	Equity	Options written	(4,348,875)
	Call options written	Equity	Options written	(228,056,250)
			Totals	$40,659,862
	Macro Strategy
	Put options purchased	Equity	Investments in securities, at value	$97,345
	Call options purchased	Equity	Investments in securities, at value	8,649,393
	Call options written	Equity	Options written	(12,090,456)
			Totals	$(3,343,718)

	Auctos Multi Strategy
	Futures	Equity	Futures unrealized appreciaton	$51,958
		Equity	Futures unrealized depreciation	(16,340)
		Interest Rate	Futures unrealized appreciaton	308,981
		Interest Rate	Futures unrealized depreciation	(13,387)
		Commodity	Futures unrealized appreciaton	412,966
		Commodity	Futures unrealized depreciation	(277,926)
		Currency	Futures unrealized appreciaton	79,304
		Currency	Futures unrealized depreciation	(57,830)
			Totals	$487,726
	Hedged Premium Return
	Put options purchased	Equity	Investments in securities, at value	$29,185
	Put options written	Equity	Options written	(16,640)
			Totals	$12,545
	Global Capital Appreciation
	Call options written	Equity	Options written	$(38,225)
	Global Total Return Inome
	Call options written	Equity	Options written	$(39,514)
	Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$1,476,450
	Futures Contracts	Commodity	Futures unrealized depreciation	(522,564)
	Futures Contracts	Equity	Futures unrealized appreciation	2,340,950
	Futures Contracts	Equity	Futures unrealized depreciation	(10,816)
	Futures Contracts	Interest Rate	Futures unrealized appreciation	4,343,327
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(93,517)
	Forward Contracts	Currency	Unrealized appreciation on forward
			currency contracts	4,957,838
	Forward Contracts	Currency	Unrealized depreciation on forward
			currency contracts	(4,087,010)
			Totals	$8,404,658
	Income Opportunity
	Futures Contracts	Interest Rate	Futures unrealized depreciation	$(2,984)
				$(2,984)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year or period ended June 30, 2016, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
	Hedged Insider
	Options purchased	Equity	Net realized loss on options purchased	$(1,150,361)
	Options written	Equity	Net realized gain on options written	207,754
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	(117,484)
	Options written	Equity	Net change in unrealized appreciation on options written	(163,255)
			Totals	$(1,223,346)
	Hedged Commodity
	Options purchased	Equity	Net realized loss on options purchased	$(835,100)
	Options purchased	Commodity	Net realized loss on options purchased	(723,065)
	Options written	Equity	Net realized gain on options written	970,473
	Options written	Commodity	Net realized gain on options written	1,707,587
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(57,400)
	Options purchased	Commodity	Net change in unrealized depreciation on options purchased	(281,630)
	Options written	Commodity	Net change in unrealized appreciation on options written	505,614
	Futures	Commodity	Net realized gain on futures	(42,312)
			Totals	$1,244,167
	Hedged Futures
	Options purchased	Equity	Net realized loss on options purchased	$(667,828,641)
	Options written	Equity	Net realized gain on options written	766,131,306
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(47,430,694)
	Options written	Equity	Net change in unrealized appreciation on options written	145,916,879
	Futures	Equity	Net realized loss on futures	(9,628,023)
			Totals	$187,160,827
	Intelligent Alternative
	Options purchased	Equity	Net realized loss on options purchased	$(399)
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	$7,992
			Totals	$7,593
	Macro Strategy
	Options purchased	Equity	Net realized gain on options purchased	$(22,325,185)
	Options written	Equity	Net realized gain on options written	2,251,797
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	2,663,102
	Options written	Equity	Net change in unrealized appreciation on options written	(1,572,120)
			Totals	$(18,982,406)
	Auctos Multi Strategy
	Futures	Equity	Net realized loss on futures	$(288,945)
		Commodity	Net realized gain on futures	212,026
		Currency	Net realized loss on futures	(619,511)
		Interest Rate	Net realized loss on futures	(283,829)
	Futures	Equity	Net change in unrealized appreciation on futures	35,618
		Commodity	Net change in unrealized appreciation on futures	135,040
		Currency	Net change in unrealized appreciation on futures	21,474
		Interest Rate	Net change in unrealized appreciation on futures	295,594
			Totals	$(492,533)
	Hedged Premium Return
	Options purchased	Equity	Net realized loss on options purchased	$(4,229,148)
	Options written	Equity	Net realized gain on options written	4,135,074
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(11,815)
	Options written	Equity	Net change in unrealized appreciation on options written	18,033
			Totals	$(87,856)
	Global Capital Appreciation
	Options written	Equity	Net realized gain on options written	$112,199
	Options written	Equity	Net change in unrealized depreciation on options written	(92,679)
			Totals	$19,520

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Total Return Income
	Options written	Equity	Net realized gain on options written	$68,272
	Options written	Equity	Net change in unrealized depreciation on options written	(12,579)
			Totals	$55,693
Millburn Hedge Strategy
	Futures	Commodity	Net change in unrealized depreciation on futures	586,021
		Equity	Net change in unrealized depreciation on futures	2,196,205
		Interest Rate	Net change in unrealized depreciation on futures	2,652,966
	Forward Contracts	Foreign Exchange	Net change in unrealized depreciation on forward contracts	1,306,087
			Totals	$6,741,279
Income Opportunity
	Options purchased	Interest Rate	Net realized loss on options purchased	$(8,437)
	Options purchased	Interest Rate	Net change in unrealized appreciation on options purchased	500
	Futures	Interest Rate	Net realized loss on futures	(150,727)
	Futures	Interest Rate	Net change in unrealized appreciation on futures	5,703
			Totals	$(152,961)
Time Value Trading
	Options purchased	Equity	Net realized gain on options purchased	$2,533,331
	Options written	Equity	Net realized loss on options written	(12,181,609)
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	532,350
	Options written	Equity	Net change in unrealized depreciation on options written	(785,300)
	Futures	Equity	Net realized loss on futures	(2,345,929)
			Totals	$(12,247,157)

The notional value of derivative instruments outstanding as of June 30, 2106 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016:

			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Counterparty	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged		Cash Collateral Pledged		Net Amount of Assets
Small-Cap Insider
Description of Liability:
Securities Loaned	Morgan Stanley	$ 776,808	$ -		$ 776,808	(2)	$ -
Total		$ 776,808	$ -		$ 776,808		$ -
Insider Long/Short
Description of Liability:
Securities Sold Short	Pershing	$ 3,850,576	$ 3,850,576	(2)	$ -		$ -
Total		$ 3,850,576	$ 3,850,576		$ -		$ -
Hedged Commodity
Description of Asset:
Options Purchased Contracts	Wedbush	$ 251,787	$ (195,256)		$ -		$ 56,531

Description of Liability:
Options Written Contracts	Wedbush	$ 195,256	$ (195,256)	(2)	$ -		$ -
Total		$ 56,531	$ -		$ -		$ 56,531

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

				Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
		Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged		Net Amount of Assets
Hedged Futures
Description of Asset:
Options Purchased Contracts ^		$ 273,064,987	(1)	$ 232,405,125	(2)	$ -		$ 40,659,862

Description of Liability:
Options Written Contracts ^		$ 232,405,125	(1)	$ (232,405,125)	(2)	$ -		$ -
Total		$ 40,659,862		$ -		$ -		$ 40,659,862
^Conterparties used: ADM Investor Services, RBC Capital Markets, Wedbush, Wells Fargo, Gain Capital Group, Morgan Stanley and ED&F Man.
Macro Strategy
Description of Liability:
Options Written Contracts	Pershing,	$ 12,090,456	(1)	$ 12,090,456	(2)	$ -		$ -
	Merrill Lynch
Securities Sold Short	Pershing	1,198,340		1,198,340		-		-
Total		$ 13,288,796		$ 13,288,796		$ -		$ -
Auctos Multi Strategy
Description of Asset:
Futures Contracts	Wells Fargo	$ 487,726	(1)	$ 487,726	(2)	$ -		$ -
Total		$ 487,726		$ 487,726		$ -		$ -
Buyback Strategy
Description of Liability:
Securities Loaned	Morgan Stanley	$ 313,764		$ -		$ 313,764	(2)	$ -
Total		$ 313,764		$ -		$ 313,764		$ -
Hedged Premium Return
Description of Liability:
Options Written Contracts	Pershing	$ 16,640	(1)	$ 16,640	(2)	$ -		$ -
Total		$ 16,640		$ 16,640		$ -		$ -
Global Capital Appreciation
Description of Liability:
Options Written Contracts	Pershing	$ 38,225	(1)	$ 38,225	(2)	$ -		$ -
Total		$ 38,225		$ 38,225		$ -		$ -
Global Total Return Income
Description of Liability:
Options Written Contracts	Pershing	$ 39,514	(1)	$ 39,514	(2)	$ -		$ -
Total		$ 39,514		$ 39,514		$ -		$ -
Millburn Hedge Strategy
Description of Asset:
Futures Contracts	Deutsche Bank	$ 8,160,727		$ 626,897	(2)	$ 7,533,830		$ -
Forward Contracts	Morgan Stanley	4,957,838		4,087,010	(2)	-		870,828
Total		$ 13,118,565		$ 4,713,907		$ 7,533,830		$ 870,828
Description of Liability:
Futures Contracts	Deutsche Bank	$ 626,897		$ (626,897)		$ -		$ -
Forward Contracts	Morgan Stanley	4,087,010		(4,087,010)		-		-
Total		$ 4,713,907		$ (4,713,907)		$ -		$ -
Income Opportunity
Description of Liability:
Futures Contracts	Wells Fargo	$ 2,984	(1)	$ -		$ 2,984	(2)	$ -
Total		$ 2,984		$ -		$ 2,984		$ -

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Short Sales - Some Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

e) Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2016, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations and Consolidated Statements of Operations. As of June 30, 2016, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2012-2015 for the Funds) or expected to be taken in 2016 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

f) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g) The MLP & Infrastructure Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

h) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

i) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

j) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Hedged Insider	Annually	Annually
Insider Buying	Annually	Annually
Insider Long/Short	Annually	Annually
Hedged Commodity	Annually	Annually
Hedged Futures	Annually	Annually
Insider Income	Monthly	Annually
Intelligent Alternative	Annually	Annually
IPOx Allocation	Annually	Annually
Macro Strategy	Annually	Annually
Auctos Multi Strategy	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Growth of Income	Quarterly	Annually
Aggressive Growth	Annually	Annually
Hedged Premium Return	Annually	Annually
Tactical Allocation	Annually	Annually
Global Capital Appreciation	Annually	Annually
Global Total Return Income	Quarterly	Annually
Millburn Hedge Strategy	Annually	Annually
MLP & Infrastructure	Monthly	Annually
Floating Rate Income	Monthly	Annually
Hedged Income	Monthly	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually
Time Value Trading	Annually	Annually

k) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

l) Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

m) Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Small-Cap Insider, Hedged Insider, Insider Buying, Insider Long/Short, Hedged Commodity, Hedged Futures, Intelligent Alternative, IPOx Allocation, Macro Strategy, Auctos Multi Strategy, Dynamic Alpha, Buyback Strategy, Growth of Income, Aggressive Growth, Hedged Premium Return, Tactical Allocation, Global Capital Appreciation, Global Total Return Income, Millburn Hedge Strategy, MLP & Infrastructure, Total Return Income, and Time Value Trading Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Floating Rate Income, Hedged Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year or period ended June 30, 2016, there were CDSC fees of $2,073, $563, $9,963, $320, $97, $437 paid by shareholders of the Insider Buying, Insider Long/Short, Hedged Futures, Global Capital Appreciation, Global Total Return Income and Small-Cap Insider respectively, to the Manager. There were no CDSC fees paid by the shareholders of Hedged Insider, Hedged Commodity, Insider Income, Intelligent Alternative, IPOx Allocation, Macro Strategy, Auctos Multi Strategy, Dynamic Alpha, Buyback Strategy, Growth of Income, Aggressive Growth, Hedged Premium Return, Tactical Allocation, Millburn Hedge Strategy, MLP & Infrastructure, Floating Rate Income, Hedged Income, High Income, Total Return Income, Income Opportunity and Time Value Trading.

n) Security Loans - The Small-Cap Insider, Hedged Insider and the Buyback Strategy have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent.

o) Foreign currency - Millburn Hedge Strategy has entered into foreign exchange contract agreements with Deutsche Bank. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(2) INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Small-Cap Insider	$77,158,593	$107,663,507	Growth of Income	$7,629,213	$10,488,856
Hedged Insider	8,585,508	13,795,789	Aggressive Growth	359,442	426,536
Insider Buying	381,287,042	571,732,229	Hedged Premium Return	7,720,345	11,122,626
Insider Long/Short	14,901,597	19,700,562	Tactical Allocation	118,459,662	170,774,913
Hedged Commodity (1)	478,072	438,859	Global Capital Appreciation	7,521,521	7,053,148
Hedged Futures	2,608,804,688	903,878,906	Global Total Return Income	10,582,670	2,633,786
Insider Income	365,917	491,313	Millburn Hedge Strategy(3)	139,661,296	373,637
Intelligent Alternative	4,338,723	2,978,278	MLP & Infrastructure	57,953,871	22,822,419
IPOx Allocation (1)	360,510	136,388	Floating Rate Income	16,905,479	58,230,545
Macro Strategy	222,023,780	156,676,376	Hedged Income	3,819,402	4,118,793
Auctos Multi Strategy (2)	—	—	High Income	8,854,946	6,198,815
Dynamic Alpha	183,568,878	186,913,800	Total Return Income	683,100	7,452,483
Buyback Strategy	91,853,633	94,262,804	Income Opporunity	4,421,806	2,080,399
			Time Value Trading	—	—

(1) For the period September 30, 2015, through June 30, 2016.			(3) For the period December 28, 2015, through June 30, 2016.

(2) For the period August 13, 2015, through June 30, 2016.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

(3) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by the Funds for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Funds’ expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year or period ended June 30, 2016, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

					Management
					Fees Waived/	Recapture Expires
	Management	Expense			Expenses	June 30,
Fund	Agreement	Limitation		Expires	Reimbursed	2017	2018	2019
Small-Cap Insider	1.25%	1.50%		10/31/2016	$81,912	$187,134	$102,194	$81,912
Hedged Insider	1.25%	1.50%	(1)	10/31/2016	78,916	96,238	91,816	78,916
Insider Buying	1.00%	1.25%		10/31/2016	—	13,983	—	—
Insider Long/Short	1.25%	1.50%	(2)	10/31/2016	71,172	65,251	75,789	71,172
Hedged Commodity	1.75%	1.99%		10/31/2016	71,089	—	—	71,089
Hedged Futures	1.75%	1.99%	(3)	10/31/2016	—	—	—	—
Insider Income	1.00%	1.20%		10/31/2016	51,188	—	67,228	51,188
Intelligent Alternative	1.50%	0.35%	(4)	10/31/2016	100,380	—	68,512	100,380
IPOx Allocation	1.50%	1.74%		10/31/2016	52,153	—	—	52,153
Macro Strategy	1.50%	1.70%		10/31/2016	92,575	28,118	64,469	92,575
Auctos Multi Strategy	1.75%	1.99%		10/31/2016	73,719	—	—	73,719
Dynamic Alpha	1.00%	1.10%		10/31/2016	245,721	56,685	133,692	245,721
Buyback Strategy	1.00%	1.25%		10/31/2016	70,812	38,309	73,567	70,812
Growth of Income	1.00%	1.10%	(5)	10/31/2016	57,470	25,265	23,308	57,470
Aggressive Growth	1.00%	1.30%		10/31/2016	48,222	—	66,396	48,222
Hedged Premium Return	1.25%	1.25%		10/31/2016	69,684	38,845	65,633	69,684
Tactical Allocation	1.25%	1.25%		10/31/2016	309,686	154,771	298,782	309,686
Global Capital Appreciation	1.00%	1.30%	(5)	10/31/2016	43,565	41,616	29,826	43,565
Global Total Return Income	1.00%	1.30%	(5)	10/31/2016	51,349	45,170	41,030	51,349
Millburn Hedge Strategy	1.75%	1.99%		10/31/2017	3,223	—	—	3,223
MLP & Infrastructure	1.25%	1.40%		10/31/2016	86,597	—	51,372	86,597
Floating Rate Income	1.00%	1.10%	(6)	10/31/2016	102,943	102,668	100,602	102,943
Hedged Income	1.25%	1.30%		10/31/2016	56,553	—	64,112	56,553
High Income	1.00%	1.20%		10/31/2016	77,169	62,056	56,226	77,169
Total Return Income	1.00%	1.30%		10/31/2016	69,675	18,847	20,080	69,675
Income Opportunity	1.25%	1.30%		10/31/2016	76,225	—	76,561	76,225
Time Value Trading	1.75%	1.99%		10/31/2016	86,127	—	49,474	86,127

(1)	I shares expense limitation was 1.30% through October 31, 2015, increased to 1.50% on November 1, 2015.

(2)	I shares expense limitation was 1.25% through October 31, 2015, increased to 1.50% on November 1, 2015.

(3)	Expense limitation was 2.74% through October 31, 2015, decreased to 1.99% on November 1, 2015.

(4)	Expense limitation 1.74% through July 7th, 0.74% July 8th to October 31st and 0.35% November 1, 2015.

(5)	Expense limitation was 1.30% through October 31, 2015, decreased to 1.10% on November 1, 2015. I shares expense limitation is 1.25% through October 31, 2016.

(6)	Expense limitation was 1.20% through October 31, 2015, decreased to 1.10% on November 1, 2015.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2016 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees Payable to Affiliate.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Time Value Trading Fund has an affiliated Broker in James I. Black & Company (“James Black”). James Black acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, James Black received $248,864 of brokerage commissions from the Fund for the year ended June 30, 2016.

During the year ended June 30, 2015, the Insider Long/Short Fund had a NAV error which impacted the shareholders of the Fund. GFS reimbursed the Fund after year-end for the amount of the loss to the Fund. The reimbursement is included on the Statements of Assets and Liabilities under the caption ‘Due from Administrator’, and on the Statements of Changes in Net Assets under ‘Capital Contribution.’

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

During the year ended June 30, 2016, the Floating Rate Income Fund had a NAV error which impacted the shareholders of the Fund. Related Parties reimbursed the Fund after year-end for the amount of the loss to the Fund. The reimbursement is included on the Statements of Assets and Liabilities under the caption ‘Due from Administrator’, and on the Statements of Changes in Net Assets under ‘Capital Contribution.’

For the year or period ended June 30, 2016, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees			12b-1 Fees
Fund	Class A	Class C	Fund	Class A	Class C
Small-Cap Insider	$61,347	$86,301	Growth of Income	$33,160	$4,694
Hedged Insider	12,189	16,330	Aggressive Growth	2,356	198
Insider Buying	364,615	485,891	Hedged Premium Return	11,902	1,404
Insider Long/Short	14,823	18,523	Tactical Allocation	182,629	376,357
Hedged Commodity(1)	6,178	4,711	Global Capital Appreciation	55,626	63,979
Hedged Futures	1,959,080	2,191,265	Global Total Return Income	32,398	49,620
Insider Income	1,144	1,045	Millburn Hedge Strategy(3)	52,381	—
Intelligent Alternative	4,171	2,293	MLP & Infrastructure	24,522	25,230
IPOx Allocation(1)	211	20	Floating Rate Income	37,539	57,321
Macro Strategy	127,944	104,100	Hedged Income	1,138	1,178
Auctos Multi Strategy(2)	6,161	3,727	High Income	30,103	108,017
Dynamic Alpha	262,721	226,032	Total Return Income	13,907	88,685
Buyback Strategy	11,150	52,363	Income Opportunity	463	1,442
			Time Value Trading	37,128	9,469

(1)	For the period September 30, 2015, through June 30, 2016.

(2) For the period August 13, 2015, through June 30, 2016.	(3) For the period December 28, 2015, through June 30, 2016.

(4) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2016 and June 30, 2015 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2016	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$259,065	$—	$—	$259,065
Catalyst Hedged Insider Buying Fund	—	—	—	—
Catalyst Insider Buying Fund	—	—	—	—
Catalyst Insider Long/Short Fund	—	—	—	—
Catalyst Hedged Commodity Strategy Fund	—	—	—	—
Catalyst Hedged Futures Strategy Fund	—	26,780,422	—	26,780,422
Catalyst Insider Income Fund	18,295	—	—	18,295
Catalyst Intelligent Alternative Fund	39,023	521	1,071	40,615
Catalyst IPOx Allocation Fund	—	—	—	—
Catalyst Macro Strategy Fund	547,392	648,482	—	1,195,874
Catalyst/Auctos Multi Strategy Fund	—	—	—	—
Catalyst Dynamic Alpha Fund	—	2,373,928	—	2,373,928
Catalyst/EquityCompass Buyback Strategy Fund	56,021	—	—	56,021
Catalyst/Groesbeck Growth of Income Fund	434,726	1,268,909	—	1,703,635
Catalyst/Groesbeck Aggressive Growth Fund	—	—	—	—
Catalyst/Lyons Hedged Premium Return Fund	815,476	21,767	19	837,262
Catalyst/Lyons Tactical Allocation Fund	8,502,415	1,935,909	—	10,438,324
Catalyst/MAP Global Capital Appreciation Fund	287,241	—	—	287,241
Catalyst/MAP Global Total Return Income Fund	240,529	52,769	—	293,298
Catalyst/Millburn Hedge Strategy Fund	—	—	—	—
Catalyst MLP & Infrastructure Fund	645,891	—	1,966,480	2,612,371
Catalyst/Princeton Floating Rate Income Fund	1,813,250	—	333,985	2,147,235
Catalyst/Princeton Unconstrained Hedged Income Fund	64,908	—	—	64,908
Catalyst/SMH High Income Fund	2,363,397	—	—	2,363,397
Catalyst/SMH Total Return Income Fund	1,343,224	—	256,247	1,599,471
Catalyst/Stone Beach Income Opportunity Fund	83,517		22,625	106,142
Catalyst Time Value Trading Fund	473,686	942,659	—	1,416,345

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2015	Income	Capital Gains	Capital	Total
Catalyst Small-Cap Insider Buying Fund	$97,283	$—	$—	$97,283
Catalyst Hedged Insider Buying Fund	2,531,138	16,019	—	2,547,157
Catalyst Insider Buying Fund	15,971,181	60,427	292,450	16,324,058
Catalyst Insider Long/Short Fund	179,743	69,416	—	249,159
Catalyst Activist Investor Fund	—	—	—	—
Catalyst Insider Income Fund	11,175	—	—	11,175
Catalyst Hedged Futures Strategy Fund	1,498,027	3,503,747	—	5,001,774
Catalyst Intelligent Alternative Fund	14,361	—	—	14,361
Catalyst Dynamic Alpha Fund	1,208,613	3,802,028	—	5,010,641
Catalyst/EquityCompass Buyback Strategy Fund	607,511	—	—	607,511
Catalyst/Groesbeck Growth of Income Fund	510,731	555,700	—	1,066,431
Catalyst/Groesbeck Aggressive Growth Fund	—	—	—	—
Catalyst/Lyons Hedged Premium Return Fund	159,778	—	—	159,778
Catalyst/Lyons Tactical Allocation Fund	6,506,052	1,040,118	—	7,546,170
Catalyst Macro Strategy Fund	398,537	—	—	398,537
Catalyst/MAP Global Capital Appreciation Fund	854,938	901,370	—	1,756,308
Catalyst/MAP Global Total Return Income Fund	555,156	308,523	—	863,679
Catalyst MLP & Infrastructure Fund	41,713	—	156,573	198,286
Catalyst/Princeton Floating Rate Income Fund	3,875,423	527	—	3,875,950
Catalyst/Princeton Unconstrained Hedged Income Fund	11,648	—	—	11,648
Catalyst/SMH High Income Fund	3,065,111	—	174,323	3,239,434
Catalyst/SMH Total Return Income Fund	2,097,147	—	346,189	2,443,336
Catalyst/Stone Beach Income Opportunity Fund	52,696	—	—	52,696
Catalyst Time Value Trading Fund	—	—	—	—

As of June 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Catalyst Small-Cap Insider Buying Fund	$137,459	$—	$(8,343,314)	$(29,372,012)	$—	$2,297,018	$(35,280,849)
Catalyst Hedged Insider Buying Fund	—	—	(2,190,755)	(4,759,443)	(1,053)	89,907	(6,861,344)
Catalyst Insider Buying Fund	—	—	(28,368,041)	(14,066,472)	—	4,837,201	(37,597,312)
Catalyst Insider Long/Short Fund	—	—	(72,746)	(3,100,349)	—	429,299	(2,743,796)
Catalyst Hedged Commodity Strategy Fund	1,151,120	42,571	—	—	—	(6,150)	1,187,541
Catalyst Hedged Futures Strategy Fund	36,671,241	101,579,329	—	—	—	13,597,510	151,848,080
Catalyst Insider Income Fund	136	—	(10,416)	(30,253)	—	(16,474)	(57,007)
Catalyst Intelligent Alternative Fund	—	—	(72,025)	—	—	(4,694)	(76,719)
Catalyst IPOx Allocation Fund	—	—	(24,826)	(630)	—	27,707	2,251
Catalyst Macro Strategy Fund	—	—	(27,116,325)	—	—	371,869	(26,744,456)
Catalyst/Auctos Multi Strategy Fund	49,444	—	(243,508)	(112,393)	125,471	216,868	35,882
Catalyst Dynamic Alpha Fund	—	—	(8,469,844)	(2,082,442)	—	22,516,470	11,964,184
Catalyst/EquityCompass Buyback Strategy Fund	18,500	—	—	(877,725)	—	(184,020)	(1,043,245)
Catalyst/Groesbeck Growth of Income Fund	—	682,758	—	—	—	1,638,557	2,321,315
Catalyst/Groesbeck Aggressive Growth Fund	—	—	(67,648)	(15,810)	—	(10,214)	(93,672)
Catalyst/Lyons Hedged Premium Return Fund	—	—	(995,114)	(102,738)	—	(72,602)	(1,170,454)
Catalyst/Lyons Tactical Allocation Fund	1,158,135	—	(1,338,723)	(7,535,534)	—	(648,390)	(8,364,512)
Catalyst/MAP Global Capital Appreciation Fund	310,786	174,020	—	—	—	663,136	1,147,942
Catalyst/MAP Global Total Return Income Fund	416	519,546	—	—	—	551,867	1,071,829
Catalyst/Millburn Hedge Strategy Fund	10,906,200	3,262,236	—	—	—	6,470,409	20,638,845
Catalyst MLP & Infrastructure Fund	—	—	(848,135)	(461,302)	—	2,011,632	702,195
Catalyst/Princeton Floating Rate Income Fund	—	—	(2,942,707)	(2,297,270)	—	(3,923,102)	(9,163,079)
Catalyst/Princeton Unconstrained Hedged Income Fund	47,708	—	(3,105)	—	(47,316)	(102,498)	(105,211)
Catalyst/SMH High Income Fund	—	—	(3,924,884)	(21,281,391)	—	(12,102,073)	(37,308,348)
Catalyst/SMH Total Return Income Fund	—	—	(4,795,204)	(11,933,379)	—	(8,978,565)	(25,707,148)
Catalyst/Stone Beach Income Opportunity Fund	—	—	(131,900)	(49,218)	—	150,132	(30,986)
Catalyst Time Value Trading Fund	—	—	(636,160)	(11,967,391)	—	—	(12,603,551)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from corporations, mark-to-market on 1256 contracts, open forward foreign contracts and passive foreign investment companies, and adjustments for real estate investment trusts, bonds, partnerships, business development companies and the Funds’ wholly-owned subsidiaries. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and the Funds’ wholly-owned subsidiaries.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Catalyst Hedged Insider Buying Fund	$8,560
Catalyst Insider Buying Fund	480,785
Catalyst Insider Long/Short Fund	72,746
Catalyst Intelligent Alternative Fund	8,478
Catalyst IPOx Allocation Fund	1,218
Catalyst Macro Strategy Fund	1,117,117
Catalyst Dynamic Alpha Fund	200,614
Catalyst/Groesbeck Aggressive Growth Fund	5,938
Catalyst/Lyons Hedged Premium Return Fund	2,494
Catalyst/Stone Beach Income Opportunity Fund	99,580
Catalyst Time Value Trading Fund	56,394

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Catalyst Small-Cap Insider Buying Fund	$8,343,314
Catalyst Hedged Insider Buying Fund	2,182,195
Catalyst Insider Buying Fund	27,887,256
Catalyst Insider Income Fund	10,416
Catalyst Intelligent Alternative Fund	63,547
Catalyst IPOx Allocation Fund	23,608
Catalyst Macro Strategy Fund	25,999,208
Catalyst/Auctos Multi Strategy Fund	243,508
Catalyst Dynamic Alpha Fund	8,269,230
Catalyst/Groesbeck Aggressive Growth Fund	61,710
Catalyst/Lyons Hedged Premium Return Fund	992,620
Catalyst/Lyons Tactical Allocation Fund	1,338,723
Catalyst MLP & Infrastructure Fund	848,135
Catalyst/Princeton Floating Rate Income Fund	2,942,707
Catalyst/Princeton Unconstrained Hedged Income Fund	3,105
Catalyst/SMH High Income Fund	3,924,884
Catalyst/SMH Total Return Income Fund	4,795,204
Catalyst/Stone Beach Income Opportunity Fund	32,320
Catalyst Time Value Trading Fund	579,766

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized. At June 30, 2016, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Expiring	Non-Expiring	Non-Expiring
	6/30/2017	Short-Term	Long-Term	Total
Catalyst Small-Cap Insider Buying Fund	$257,132	$24,446,752	$4,665,677	$29,369,561
Catalyst Hedged Insider Buying Fund	—	4,759,443	—	4,759,443
Catalyst Insider Buying Fund	—	12,911,370	1,155,102	14,066,472
Catalyst Insider Long/Short Fund	—	3,100,349	—	3,100,349
Catalyst Hedged Commodity Strategy Fund	—	—	—	—
Catalyst Hedged Futures Strategy Fund	—	—	—	—
Catalyst Insider Income Fund	—	30,253	—	30,253
Catalyst Intelligent Alternative Fund	—	—	—	—
Catalyst IPOx Allocation Fund	—	630	—	630
Catalyst Macro Strategy Fund	—	—	—	—
Catalyst/Auctos Multi Strategy Fund	—	34,286	78,107	112,393
Catalyst Dynamic Alpha Fund	—	2,082,442	—	2,082,442
Catalyst/EquityCompass Buyback Strategy Fund	—	877,725	—	877,725
Catalyst/Groesbeck Growth of Income Fund	—	—	—	—
Catalyst/Groesbeck Aggressive Growth Fund	—	10,608	5,202	15,810
Catalyst/Lyons Hedged Premium Return Fund	—	102,738	—	102,738
Catalyst/Lyons Tactical Allocation Fund	—	6,786,995	748,539	7,535,534
Catalyst/MAP Global Capital Appreciation Fund	—	—	—	—
Catalyst/MAP Global Total Return Income Fund	—	—	—	—
Catalyst/Millburn Hedge Strategy Fund	—	—	—	—
Catalyst MLP & Infrastructure Fund	—	461,299	3	461,302
Catalyst/Princeton Floating Rate Income Fund	—	1,923,018	374,252	2,297,270
Catalyst/Princeton Unconstrained Hedged Income Fund	—	—	—	—
Catalyst/SMH High Income Fund	—	11,636	21,269,755	21,281,391
Catalyst/SMH Total Return Income Fund	—	478,497	11,454,882	11,933,379
Catalyst/Stone Beach Income Opportunity Fund	—	22,996	26,222	49,218
Catalyst Time Value Trading Fund	—	4,786,957	7,180,434	11,967,391

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclassification of ordinary and capital gain distributions, paydowns and net operating losses, and adjustments for real estate investment trusts, passive foreign investment companies, partnerships, C-Corporations, non-deductible expense and the capitalization of in lieu of dividend payments, resulted in reclassification for the following Funds for the year ended June 30, 2016, as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Catalyst Small-Cap Insider Buying Fund	$—	$(62,531)	$62,531
Catalyst Hedged Insider Buying Fund	—	74,141	(74,141)
Catalyst Insider Buying Fund	(2,032,977)	1,540,586	492,391
Catalyst Insider Long/Short Fund	(432,316)	433,788	(1,472)
Catalyst Hedged Commodity Strategy Fund	—	948,400	(948,400)
Catalyst Hedged Futures Strategy Fund	—	40,086,998	(40,086,998)
Catalyst Insider Income Fund	—	—	—
Catalyst Intelligent Alternative Fund	(1,071)	2,018	(947)
Catalyst IPOx Allocation Fund	(498)	406	92
Catalyst Macro Strategy Fund	(698,339)	1,733,007	(1,034,668)
Catalyst/Auctos Multi Strategy Fund	(668,683)	198,222	470,461
Catalyst Dynamic Alpha Fund	(153,802)	86,928	66,874
Catalyst/EquityCompass Buyback Strategy Fund	—	(76,955)	76,955
Catalyst/Groesbeck Growth of Income Fund	—	(10,029)	10,029
Catalyst/Groesbeck Aggressive Growth Fund	(13,783)	13,783	—
Catalyst/Lyons Hedged Premium Return Fund	(20,094)	20,075	19
Catalyst/Lyons Tactical Allocation Fund	—	(1,405)	1,405
Catalyst/MAP Global Capital Appreciation Fund	—	(638)	638
Catalyst/MAP Global Total Return Income Fund	—	976	(976)
Catalyst/Millburn Hedge Strategy Fund	(24,878)	6,884,858	(6,859,980)
Catalyst MLP & Infrastructure Fund	—	(94,149)	94,149
Catalyst/Princeton Floating Rate Income Fund	—	—	—
Catalyst/Princeton Unconstrained Hedged Income Fund	—	—	—
Catalyst/SMH High Income Fund	—	—	—
Catalyst/SMH Total Return Income Fund	(1,953)	(406,037)	407,990
Catalyst/Stone Beach Income Opportunity Fund	(10)	(122,967)	122,977
Catalyst Time Value Trading Fund	(386,231)	386,184	47

(5) UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Funds may be directly affected by the performance of the Fidelity Prime Money Market Portfolio, Class I. The Fidelity Prime Money Market Portfolio invests at least 80% of its assets in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. The financial statements of the Fidelity Prime Money Market Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2016, the percentage of the Hedged Commodity and Time Value Trading net assets invested in the Fidelity Institutional Money Market Portfolio were 34.4% and 93.5%, respectively.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

(6) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	IPOx	Auctos	Dynamic	MLP &	Hedged	Income
Owner	Buying	Allocation	Multi-Strategy	Alpha	Infrastructure	Income	Opportunity
Carey and Company							33%
Charles Schwab & Co., Inc.(1)				29%		32%
David Miller		33%
Jerry Szilagyi & Isobel Szilagyi		33%
LPL Financial, LLC(1)	27%		44%		46%
Robert Groesbeck
UBS WM USA	26%

(1)	These owners are comprised of multiple investors and accounts.

(7) INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA. Companies which are affiliates of the Funds’ at June 30, 2016, are noted in the Funds’ Portfolios of Investments. Transactions during the year or period ended June 30, 2016, with companies which are affiliates are as follows:

		Value - Beginning		Sales	Realized	Unrealized	Dividend	LTCG	Value - End
Fund	Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Gain/(Loss)	Income	Distributions	of Year
Hedged Commodity
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$—	$1,100,000	$—	$—	$—	$734	$—	$1,100,734
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	737	—	1,100,737
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	734	—	1,100,734
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	737	—	1,100,737
	TCG US Government Advantage Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	732	—	1,100,732
	TCG US Government Max Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	731	—	1,100,731
	TCG US Government Premier Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	727	—	1,100,727
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	733	—	1,100,733
	TCG US Government Select Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	729	—	1,100,729
	TCG US Government Ultra Money Market Fund, Inst. Cl.	—	1,100,000	—	—	—	739	—	1,100,739
		$—	$11,000,000	$—	$—	$—	$7,333	$—	$11,007,333
Hedged Futures
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$—	$26,900,000	$—	$—	$—	$40,635	$—	$26,940,635
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,829	—	26,940,829
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,622	—	26,940,622
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,761	—	26,940,761
	TCG US Government Advantage Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,717	—	26,940,717
	TCG US Government Max Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,595	—	26,940,595
	TCG US Government Premier Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,402	—	26,940,402
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,596	—	26,940,596
	TCG US Government Select Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,486	—	26,940,486
	TCG US Government Ultra Money Market Fund, Inst. Cl.	—	26,900,000	—	—	—	40,859	—	26,940,859
		$—	$269,000,000	$—	$—	$—	$406,502	$—	$269,406,502
Intelligent Alternative
	Catalyst Hedged Commodity Strategy Fund, Inst. Cl.	$—	$630,000	$(495,000)	$7,414	$13,738	$—	$—	$156,152
	Catalyst Hedged Futures Strategy Fund, Inst. Cl.	—	1,075,000	(810,000)	(2,367)	11,369	—	12,653	286,655
	Catalyst Insider Long/Short Fund, Inst. Cl.	—	420,000	(250,000)	(10,308)	(11,537)	—	—	148,155
	Catalyst Macro Strategy Fund, Inst. Cl.	—	550,000	(335,000)	(11,906)	(39,386)	1,776	2,104	167,588
	Catalyst Time Value Trading Fund, Inst. Cl.	—	525,000	(320,000)	(105,590)	(22,269)	25,283	50,315	152,739
	Catalytst/Auctos Multi Strategy Fund, Inst. Cl.	—	845,000	(600,000)	(2,457)	9,238	—	—	251,781
	Catalytst/Millburn Hedge Strategy Fund, Inst. Cl.	—	200,000	—	—	34,154	—	—	234,154
		$—	$4,245,000	$(2,810,000)	$(125,214)	$(4,693)	$27,059	$65,072	$1,397,224

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

		Value - Beginning		Sales	Realized	Unrealized	Dividend	LTCG	Value - End
Fund	Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Gain/(Loss)	Income	Distributions	of Year
Macro Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$—	$1,400,000	$—	$—	$—	$2,596	$—	$1,402,596
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,612	—	1,402,612
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,596	—	1,402,596
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,600	—	1,402,600
	TCG US Government Advantage Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,604	—	1,402,604
	TCG US Government Max Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,590	—	1,402,590
	TCG US Government Premier Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,581	—	1,402,581
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,595	—	1,402,595
	TCG US Government Select Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,589	—	1,402,589
	TCG US Government Ultra Money Market Fund, Inst. Cl.	—	1,400,000	—	—	—	2,608	—	1,402,608
		$—	$14,000,000	$—	$—	$—	$25,971	$—	$14,025,971
Auctos Multi Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$—	$900,000	$—	$—	$—	$1,641	$—	$901,641
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,656	—	901,656
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,643	—	901,643
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,647	—	901,647
	TCG US Government Advantage Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,645	—	901,645
	TCG US Government Max Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,640	—	901,640
	TCG US Government Premier Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,633	—	901,633
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,641	—	901,641
	TCG US Government Select Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,636	—	901,636
	TCG US Government Ultra Money Market Fund, Inst. Cl.	—	900,000	—	—	—	1,650	—	901,650
		$—	$9,000,000	$—	$—	$—	$16,432	$—	$9,016,432
Time Value Trading
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$—	$500,000	$(500,221)	$—	$—	$221	$—	$—
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	—	500,000	(500,217)	—	—	217	—	—
	TCG US Government Advantage Money Market Fund, Inst. Cl.	—	500,000	(500,220)	—	—	220	—	—
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	—	500,000	(500,216)	—	—	216	—	—
	TCG US Government Select Money Market Fund, Inst. Cl.	—	500,000	(500,218)	—	—	218	—	—
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	—	500,000	(500,217)	—	—	217	—	—
	TCG US Government Max Money Market Fund, Inst. Cl.	—	500,000	(500,219)	—	—	219	—	—
	TCG US Government Premier Money Market Fund, Inst. Cl.	—	500,000	(500,219)	—	—	219	—	—
	TCG US Government Ultra Money Market Fund, Inst. Cl.	—	500,000	(500,219)	—	—	219	—	—
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	—	500,000	(500,219)	—	—	219	—	—
		$—	$5,000,000	$(5,002,185)	$—	$—	$2,185	$—	$—

(8) NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Note 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016	ANNUAL REPORT

(9) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. The Catalyst/Groesbeck Aggressive Growth Fund ceased operations as of August 31, 2016.

The following Funds have paid dividends:

Fund		Dividend Per Share	Record Date	Ex/Payable Date
Insider Income	Class A	0.0102	7/27/2016	7/28/2016
Insider Income	Class C	0.0050	7/27/2016	7/28/2016
Insider Income	Class I	0.0117	7/27/2016	7/28/2016
MLP & Infrastructure	Class A	0.0533	7/27/2016	7/28/2016
MLP & Infrastructure	Class C	0.0500	7/27/2016	7/28/2016
MLP & Infrastructure	Class I	0.0544	7/27/2016	7/28/2016
Floating Rate Income	Class A	0.0346	7/27/2016	7/28/2016
Floating Rate Income	Class C	0.0290	7/27/2016	7/28/2016
Floating Rate Income	Class I	0.0363	7/27/2016	7/28/2016
Hedged Income	Class A	0.0485	7/27/2016	7/28/2016
Hedged Income	Class C	0.0434	7/27/2016	7/28/2016
Hedged Income	Class I	0.0509	7/27/2016	7/28/2016
High Income	Class A	0.0200	7/27/2016	7/28/2016
High Income	Class C	0.0174	7/27/2016	7/28/2016
High Income	Class I	0.0208	7/27/2016	7/28/2016
Total Return Income	Class A	0.0200	7/27/2016	7/28/2016
Total Return Income	Class C	0.0176	7/27/2016	7/28/2016
Total Return Income	Class I	0.0207	7/27/2016	7/28/2016
Income Opportunity	Class A	0.0291	7/27/2016	7/28/2016
Income Opportunity	Class C	0.0229	7/27/2016	7/28/2016
Income Opportunity	Class I	0.0311	7/27/2016	7/28/2016
Insider Income	Class A	0.0007	8/28/2016	8/29/2016
Insider Income	Class C	0.0003	8/28/2016	8/29/2016
Insider Income	Class I	0.0084	8/28/2016	8/29/2016
MLP & Infrastructure	Class A	0.0542	8/28/2016	8/29/2016
MLP & Infrastructure	Class C	0.0500	8/28/2016	8/29/2016
MLP & Infrastructure	Class I	0.0556	8/28/2016	8/29/2016
Floating Rate Income	Class A	0.0454	8/28/2016	8/29/2016
Floating Rate Income	Class C	0.0393	8/28/2016	8/29/2016
Floating Rate Income	Class I	0.0474	8/28/2016	8/29/2016
Hedged Income	Class A	0.0267	8/28/2016	8/29/2016
Hedged Income	Class C	0.0235	8/28/2016	8/29/2016
Hedged Income	Class I	0.0291	8/28/2016	8/29/2016
High Income	Class A	0.0199	8/28/2016	8/29/2016
High Income	Class C	0.0173	8/28/2016	8/29/2016
High Income	Class I	0.0207	8/28/2016	8/29/2016
Total Return Income	Class A	0.0200	8/28/2016	8/29/2016
Total Return Income	Class C	0.0172	8/28/2016	8/29/2016
Total Return Income	Class I	0.0208	8/28/2016	8/29/2016
Income Opportunity	Class A	0.0301	8/28/2016	8/29/2016
Income Opportunity	Class C	0.0248	8/28/2016	8/29/2016
Income Opportunity	Class I	0.0324	8/28/2016	8/29/2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Insider Income Fund, Catalyst Intelligent Alternative Fund, Catalyst IPOx Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst Time Value Trading Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Hedged Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund (consolidated), Catalyst Hedged Futures Strategy Fund, Catalyst Insider Income Fund, Catalyst Intelligent Alternative Fund, Catalyst IPOx Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/Auctos Multi Strategy Fund (consolidated), Catalyst Dynamic Alpha Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Millburn Hedge Strategy Fund (consolidated), Catalyst MLP & Infrastructure Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst Time Value Trading Fund (the “Funds”), each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2016, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian, brokers, and other appropriate parties, and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position the Funds as of June 30, 2016, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 8, 2016

CATALYST FUNDS

ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Hedged Insider Buying Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/EquityCompass Buyback Strategies Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund and Catalyst Time Value Fund

In connection with a regular meeting held on May 4 & 23, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (the “Catalyst”), with respect to Catalyst Intelligent Alternative Fund (the “Intelligent Alternative Fund”), Catalyst Insider Buying Fund (the “Insider Buying Fund”), Catalyst Insider Income Fund (the “Insider Income Fund”), Catalyst Insider Long/Short Fund (the “Insider Long/Short Fund”), Catalyst Macro Strategy Fund (the “Macro Strategy Fund”), Catalyst Hedged Futures Strategy Fund (the “Hedged Futures Strategy Fund”), Catalyst Hedged Insider Buying Fund (the “Hedged Insider Buying Fund”), Catalyst Small-Cap Insider Buying Fund (the “Small-Cap Insider Buying Fund”), Catalyst/Groesbeck Aggressive Growth Fund (the “Groesbeck Aggressive Fund”), Catalyst/Groesbeck Growth of Income Fund (the “Groesbeck Fund”), Catalyst/MAP Global Capital Appreciation Fund (the “Global Appreciation Fund”), Catalyst/MAP Global Total Return Income Fund (the “Global Total Return Income Fund”), Catalyst/SMH High Income Fund (the “High Income Fund”), Catalyst/SMH Total Return Income Fund “(Total Return Income Fund”), Catalyst Dynamic Alpha Fund (the “Dynamic Alpha Fund”), Catalyst/Lyons Tactical Allocation Fund (the “Tactical Allocation Fund”), Catalyst/Lyons Hedged Premium Return Fund (the “Hedged Premium Return Fund”), Catalyst/EquityCompass Buyback Strategies Fund (the “Buyback Strategy Fund”), Catalyst/Princeton Floating Rate Income Fund (the “Princeton Fund”), Catalyst/Princeton Hedged Income Fund (the “Hedged Income Fund”), Catalyst/Stone Beach Income Opportunity Fund (the “Stone Beach Fund”) and Catalyst Time Value Fund (the “Time Value Fund”) (each a “Fund” collectively the “Funds” or the “Catalyst Funds”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Catalyst (the “Catalyst 15c Response”).

Nature, Extent and Quality of Services.

The Trustees reviewed the Catalyst 15(c) Response, which provided an overview of the services provided by Catalyst, as well as information on the firm’s personnel and its compliance and litigation record.

The Trustees discussed the background and experience of Catalyst’s investment personnel. The Trustees then discussed the nature of Catalyst’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. They noted that Catalyst promoted two individuals, one to serve as Chief Compliance Officer and one to serve as Director of Risk Management. They further noted that Catalyst has retained the services of two additional individuals, one to serve as Senior Financial Analyst and one to serve as Head of Quantitative Research, to further enhance the quality of services it provides to the Catalyst Funds it manages. They considered, with regard to sub-advised funds, that Catalyst is responsible for monitoring the sub-advisor’s performance and compliance with legal standards as well as compliance in trading within each Fund’s investment strategy. The Trustees noted their satisfaction with Catalyst’s investment in portfolio trading operations, enhanced stress testing, and real time risk management. They agreed that Catalyst effectively monitors portfolio liquidity and worked proactively to procure a line of credit where needed. After further discussion and review of the Catalyst 15c Response. The Trustees agreed that Catalyst continues to invest in compliance, risk management, and quantitative research and modeling. The Trustees concluded that Catalyst has provided an acceptable level of service.

Performance

Intelligent Alternative Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Long/Short Equity Category and Multi-Alternative Category. They noted favorably that the Fund outperformed its peer group, and Morningstar Categories for both reporting periods. They noted that the Fund had underperformed the index for the since inception period but had out-performed the index for the one year period. They noted that Catalyst terminated the sub-advisor relationship in 2015 and the Fund is now managed as a fund-of-funds, and although recent performance was negative, the Fund outperformed its peers. After further discussion, the Trustees concluded that the Fund’s performance was reasonable particularly when viewed since inception.

Insider Buying Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Large Blend Category. The Trustees noted that the Fund underperformed the index, its peer group, and Morningstar Categories for the one year reporting period. They further noted that the Fund had outperformed the peer group and Morningstar Category but underperformed the index for the since inception period. The Trustees noted that Fund had exposure to the energy sector before the recent downturn with regard to that market, and Catalyst had taken steps to avoid similar concentrations in similarly volatile sectors moving forward. After further discussion, the Trustees concluded that the Fund’s performance was reasonable particularly when viewed since inception.

Insider Income Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the Barclays U.S. Aggregate Bond Total Return Index, a peer group selected by Catalyst, and the Morningstar Short-Term Bond and High Yield Bond Categories. The Trustees noted that the Fund underperformed the Short-Term Morningstar Category and the Index but outperformed the peer group and High Yield Bond Morningstar Category for the one year period. The Trustees further noted that the Fund had underperformed the index, the peer group and Short-Term Bond Morningstar Category, and had outperformed the High Yield Bond Morningstar Category for the since inception period. The Trustees noted that the underperformance relative to the Morningstar Short-Term Bond Category and peer group was attributable to the Fund’s allocation to high yield bonds. After further discussion, the Trustees concluded that the Fund’s performance was reasonable.

Insider L/S Income Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the IQ Hedge Long/ Short Beta Total Return Index, a peer group selected by Catalyst, and the Morningstar Long/Short Equity and Market Neutral Categories. The Trustees noted that the Fund underperformed the Market Neutral Morningstar Category but outperformed the index, peer group and Long/ Short Equity Morningstar Category for the one year period. The Trustees further noted that the Fund had underperformed the index, the peer group, and Long/ Short Equity Morningstar Category but had outperformed the Market Neutral Morningstar Category for the since inception period. The Trustees noted that the Fund’s underperformance was a result of the Fund’s market neutral bias and the divergence in relative performance between growth and value stocks. The Trustees noted that Catalyst had taken steps to reduce volatility, and they were satisfied that Catalyst is actively monitoring performance and adjusting the strategy in an appropriate manner. After further discussion, the Trustees concluded that the Fund’s performance was reasonable.

Macro Strategy Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the IQ Hedge Composite Beta Index, a peer group selected by Catalyst, and the Morningstar Multi-Alternative Category. The Trustees noted favorably that the Fund strongly outperformed all metrics of performance over both reporting periods. After further discussion, the Trustees concluded that they were pleased with the Fund’s performance.

Hedged Futures Strategy Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Managed Futures Category. The Trustees noted favorably that the Fund strongly outperformed all metrics of performance over all reporting periods. After further discussion, the Trustees concluded that they were pleased with the Fund’s performance.

Hedged Insider Buying Fund

The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Long/Short Equity Category. The Trustees noted that the Fund has underperformed all metrics of performance over all reporting periods and discussed Catalysts explanation that the Fund’s underperformance was due to its small cap exposure, sector exposure and hedging costs. They further noted that Catalyst is reviewing the Fund’s strategy and is considering certain changes to improve performance. A discussion ensued during which the Board noted that it was not satisfied with the Fund’s performance and requested that Catalyst report its plans to improve the Fund’s performance at the next quarterly meeting of the Board.

Small Cap Fund

The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the Russell 2000 Total Return Index, a peer group selected by Catalyst, and the Morningstar Small Blend Category. The Trustees noted that the Fund had underperformed all metrics of performance over all reporting periods and discussed Catalysts explanation that the Fund’s underperformance was due to the Fund’s exposure to micro-cap stocks, which had significantly lagged large cap stocks during recent years.

Groesbeck Aggressive Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Large Cap Category. The Trustees noted that the Fund underperformed all metrics of performance for both reporting periods. The Trustees acknowledged that securities are purchased by the Fund with the anticipation of holding those positions for 3 to 5 years to allow for capital appreciation, and judging the success of the strategy based on the two year widow since the Fund launched is premature. The Trustees agreed that, to fully evaluate the strategy, the Fund requires a track record over a full market cycle. After further discussion, the Trustees requested that Catalyst continue to monitor performance, and concluded that the Fund’s performance was acceptable.

Groesbeck Fund

The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the S&P 500 Index, a peer group selected by Catalyst, and the Morningstar Large Blend Category. The Trustees noted that the Fund underperformed all metrics of performance for all reporting periods. The Trustees acknowledged that the Fund’s strategy is intended to perform in line with the Fund’s benchmark over the medium and long term periods. The Trustees discussed the observations of Catalyst that the strategy tends to outperform in difficult markets, and therefore performance is highly dependent on market conditions. The Trustees also acknowledged that Catalyst and sub-advisor anticipate stronger performance over the long term. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Global Capital Appreciate Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the MSCI All Country World Index, a peer group selected by Catalyst, and the Morningstar World Stock Category. The Trustees noted favorably that the Fund outperformed all metrics of performance over all reporting periods. The Trustees also considered the Fund has achieved a four star rating by Morningstar. After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

Global Total Return Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the MSCI All Country World Index, a peer group selected by Catalyst, and the Morningstar Category. The Trustees noted favorably that the Fund outperformed all metrics of performance over all reporting periods. The Trustees also considered the Fund has achieved a five star rating by Morningstar. After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

High Income Fund

The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the BofA Merrill Lynch U.S. Cash Pay High Yield Index, a peer group selected by Catalyst, and the Morningstar High Yield Category. The Trustees noted that the Fund underperformed all metrics of performance for all reporting periods. The Trustees acknowledged the Fund has a concentrated portfolio which may cause the Fund to be susceptible to periods of significant underperformance but is designed to outperform the Fund’s benchmark over the long term. The Trustees also acknowledged that the sub-advisor’s more established separately managed accounts have generated returns to shareholders in line with the benchmark by implementing the Fund’s strategy over a longer period of time. The Trustees also considered that Fund performance year to date has been strong, and the Fund is currently in the 1st percentile of its Morningstar Category year-to-date. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Total Return Fund

The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the BofA Merrill Lynch U.S. Cash Pay High Yield Index, a peer group selected by Catalyst, and the Morningstar Moderate Allocation Category. The Trustees noted that the Fund underperformed all metrics of performance for all reporting periods. The Trustees acknowledged the Fund has a concentrated portfolio susceptible to periods of significant underperformance and outperformance but designed to outperform the Fund’s benchmark over the long term. The Trustees also acknowledged that the Fund’s strategy is significantly different from the Morningstar category, peer group and benchmark index. The Trustees also considered that Fund performance year to date has been strong, and the Fund is currently in the 2nd percentile of its Morningstar Category year-to-date based on the strength of that performance. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Dynamic Alpha Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 TR Index, a peer group selected by Catalyst, and the Morningstar Large Growth Category. The Trustees noted that the Fund underperformed the index and Morningstar Category but outperformed the peer group for the one year reporting period. They further noted that the Fund had outperformed the index, peer group, and Morningstar Category for the since inception period. They noted the Fund’s current 5 star Morningstar rating. After further discussion, the Trustees concluded that the Fund’s performance was reasonable.

Tactical Allocation Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, the Large Blend Morningstar Category, and the Tactical Allocation Morningstar Category. The Trustees noted that the Fund underperformed the index and Morningstar Large Blend Category but outperformed the peer group and the Morningstar Tactical Allocation Category for the one year reporting period. They further noted

that the Fund had outperformed the index, peer group, and Morningstar Categories for the since inception period. The Trustees also considered that the Fund was selected for a Lipper award as best fund in the Flexible Portfolio Category over the past three years. After further discussion, the Trustees concluded that the Fund’s performance was acceptable and consistent with Catalyst’s mandate.

Hedged Premium Return Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, the Large Blend Morningstar Category, and the Long/Short Morningstar Category. The Trustees noted that the Fund underperformed the index and Large Blend Morningstar Category but outperformed the peer group and Long/Short Morningstar Category for the since inception period. They further noted that the Fund had underperformed the index, peer group, and Morningstar Categories for the one year reporting period. The Trustees considered Catalyst’s explanation for the Fund’s underperformance and expectation that the Fund’s value investing and hedging strategy will deliver strong returns and outperformance as its time in operation and assets under management increase. After further discussion, the Trustees concluded that the Fund’s performance was acceptable and warranted observation over a full market cycle.

Buyback Strategy Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Catalyst, and the Morningstar Mid-Cap Blend Category. The Trustees noted that the Fund outperformed the index, peer group and Morningstar Category for the one year reporting period. They further noted that the Fund had underperformed the index and Morningstar Categories but outperformed the peer group for the since inception period. The Trustees considered that the investment strategy emphasizes investing in companies that announce stock buybacks, and Catalyst expects the Fund’s strategy to outperform over full market cycles. After further discussion, the Trustees noted the relatively short track record, and concluded that the Fund’s performance was acceptable.

Princeton Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the S&P/LSTA U.S. Leveraged Loan 100 Index, a peer group selected by Catalyst, and the Morningstar Bank Loan Category. The Trustees noted that the Fund underperformed the index, the peer group, and the Morningstar Category for the one year reporting period. The Trustees further noted that the Fund underperformed the peer group and Morningstar Category but outperformed the index for the since inception period. The Trustees noted that market conditions over the past year have not been favorable for implementation of the Fund’s strategy. They discussed with representatives of Catalyst and sub-advisor the impact of redemptions on the strategy, noting improved performance as redemptions have stabilized. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Hedged Income Fund

The Board reviewed the Fund’s performance for the 1 year, and since inception periods, and compared the Fund’s performance to the Barclays U.S. Aggregate Bond Total Return Index, a peer group selected by Catalyst, and the Morningstar Non-Traditional Bond Category. The Trustees noted that the Fund underperformed all metrics of performance for both reporting periods. The Trustees considered that Fund’s low asset level has handicapped the implementation of the Fund’s strategy. The Trustees further considered that Catalyst and the sub-advisor intend to request a change in the Fund’s strategy to allow more flexibility, which they believe will enhance returns. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Stone Beach Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the JP Morgan MBS Index, a peer group selected by Catalyst, and the Morningstar Non-Traditional Bond Category. The Trustees noted that the Fund underperformed the index but outperformed the peer group and Morningstar Category for the one year and since inception reporting periods. The Trustees noted favorably that the Fund is consistently ranked in the top 1/2, 1/3, or 1/4 of the funds in the Morningstar Category. After further discussion, the Trustees concluded that the Fund’s returns were reasonable.

Time Value Fund

The Board reviewed the Fund’s performance for the 1 year, and since inception periods, and compared the Fund’s performance to the S&P 500 Index, a peer group selected by Catalyst, and the Morningstar Managed Futures Category. The Trustees noted that the Fund underperformed all metrics of performance for both reporting periods. The Trustees considered that the options strategy employed by the Fund does not perform well where markets drop then recover quickly as experienced several times throughout the second half of 2015. The Trustees also considered that the strategy is designed to generate returns over a three to five year period and the Fund has not yet been operational for a full market cycle. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses

Intelligent Alternative Fund

The Trustees noted the Fund has a stated advisory fee of 1.50%. The Trustees then noted that the advisory fee is higher than the average of the funds within the peer group and the Morningstar Long/Short and Multi-Alternative Categories but within the high/low range of both. The Trustees noted that the advisory fee is currently waived to result in a total expense ratio of 0.35%, excluding acquired fund fees and expenses which is comparable to the average for funds within in the peer group and lower than that of the Morningstar Categories. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group and the Morningstar Categories. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Insider Buying Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees then noted that the advisory fee is higher than the average of the funds within the peer group and the Morningstar Large Blend Category but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Category but within the high/low range of both. The Trustees noted that both the advisory fee and expense cap are less than 0.1% above the average for the Peer Group and therefore are in line with that measure of reasonableness. The Trustees also acknowledged that the Fund employs a unique strategy which differs significantly from those of the Catalyst Funds within the peer group and Morningstar Category, and the fees charged by Catalyst are justified based on the unique services that Catalyst provides. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Insider Income Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees then noted that the advisory fee is higher than the average of the funds within the peer group and the Morningstar Short Term Bond and High Yield Categories but with the high/low range of each. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Categories but within the high low range of both. The Trustees acknowledged that the Fund employs a unique strategy which differs significantly from those of the Catalyst Funds within the peer group and Morningstar Categories, and the fees charged by Catalyst are justified based on the unique services that Catalyst provides. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Insider L/S Income Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees then noted that the advisory fee is lower than the average of the funds within the peer group. The Trustees further noted that the advisory fee is nominally higher than the average of funds within the Morningstar Long/Short Equity and Market Neutral Categories but within their high/low ranges. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Categories but within the high/low ranges. The Trustees acknowledged that the Fund employs a unique strategy that differs significantly from those of the Catalyst Funds within the peer group and Morningstar Categories, and the fees charged by Catalyst are justified based on the unique services that Catalyst provides. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Macro Strategy Fund

The Trustees noted Catalyst charges an advisory fee of 1.50%. The Trustees then noted that the advisory fee is higher than the average of the funds within the peer group and Morningstar Multi-Alternative Category. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group, but higher than the average of the funds within the Morningstar Category. The Trustees noted however that the net expense ratio of the Fund is within the high/low range for the Morningstar Category. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Hedged Futures Strategy Fund

The Trustees noted Catalyst charges an advisory fee of 1.75%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Managed Futures Category, but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Category, but within the high/low range of both. The Trustees acknowledged that many funds within the peer group and Morningstar Category additionally pay indirect advisory fees to the commodity pools or swap instruments in which they invest, which are not reflected in the advisory fees reported by the peer group or Morningstar reports and which the Hedged Futures Strategy Fund does not incur. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Hedged Insider Buying Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees then noted the advisory fee is higher than average for funds within the peer group and only nominally higher than the average for funds within Morningstar Long/Short Equity Category. The Trustees further noted that the advisory fee was within the high/low range of advisory fees for both the peer group and Morningstar Category. The Trustees also noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Categories, but within the high/low range of both. The Trustees also considered that the insider trading component of the Fund’s strategy is highly specialized and requires unique expenditures by Catalyst to implement. After further discussion, the Trustees determined the advisory fee was acceptable considering the Fund’s specialized strategy.

Small Cap Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Small Blend Category and at the top of the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Categories but within the high/low range of both. The Trustees also considered that the insider trading component of the Fund’s strategy is highly specialized and requires unique expenditures by Catalyst to implement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Groesbeck Aggressive Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Large Growth Category, but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Categories, but within the high/low range of both. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Groesbeck Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Large Blend Category, but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is equal to the average of the funds within the Morningstar Category. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the peer group but within the high/low range. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Global Capital Appreciation Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within Morningstar World Stock Category, nominally higher than the peer group average, and within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the Morningstar Category but within the high/low range. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Global Total Return Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within Morningstar World Stock Category, nominally higher than the peer group average, and within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the Morningstar Category but within the high/low range. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

High Income Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar High Yield Category but within the high/low range for the Morningstar Category. The Trustees further noted that the net expense ratio of the Fund is higher than average for funds within the peer group and Morningstar Category but within the high/low range. The Trustees acknowledged that the Fund’s strategy is highly specialized and actively managed. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Total Return Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Moderate Allocation Category but within the high/low range of each metric. The Trustees further noted that the net expense ratio of the Fund is higher than average for funds within the peer group and Morningstar Category but within the high/low range for the Morningstar Category. The Trustees also acknowledged that the Fund’s strategy is significantly different from the peer group and Morningstar category. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Dynamic Alpha Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within Morningstar Large Growth Category and the peer group average, and within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Tactical Allocation Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Large Blend and Tactical Allocation Categories but within their high/low ranges. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group and the Morningstar Tactical Allocation Category. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the Morningstar Large Blend Category but within the high/low range. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Hedged Premium Return Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Large Blend and Long/Short Equity Categories but within their high/low ranges. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group and the Morningstar Long/Short Equity Category. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the Morningstar Large Blend Category but within the high/low range. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Buyback Strategy Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within Morningstar Large Blend Category, nominally higher than the peer group average, and within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is lower than the average of the funds within the peer group. The Trustees also noted that the net expense ratio of the Fund is higher than the average for funds within the Morningstar Category but within the high/low range. The Trustees also considered that the strategy for the Fund is more specialized than the strategies of the funds within the peer group and Morningstar Category and requires greater resources to properly implement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Princeton Fund

The Trustees noted Catalyst charges an advisory fee of 1.00%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Category, within their high/low range of the Morningstar Bank Loan Category, but beyond the high/low range for the peer group. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Category but within their high/low range of both. The Trustees also noted that Catalyst is currently waiving fees. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Hedged Income Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Non-Traditional Bond category but within the high/low range for the both. The Trustees further noted that the net expense ratio of the Fund is higher than average for funds within the peer group and higher than the average for the Morningstar category but within the high/low range for both. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Stone Beach Fund

The Trustees noted Catalyst charges an advisory fee of 1.25%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Non-Traditional Bond Category but within the high/low range for the both. The Trustees further noted that the net expense ratio of the Fund is nominally higher than average for funds within the peer group and Morningstar category but within the high/low range for both. The Trustees also acknowledged the specialized hedging strategy of the Fund. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Time Value Fund

The Trustees noted Catalyst charges an advisory fee of 1.75%. The Trustees further noted the advisory fee is higher than average for funds within the peer group and Morningstar Managed Futures Category but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and the Morningstar Category but within the high/low range of both. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

The Trustees then discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed, based on Catalyst’s continued belief that the sub-advisor is meeting its expectations, that the allocation of fees between Catalyst and the sub-advisor was appropriate.

Profitability

The Trustees considered Catalyst’s profitability in connection with its relationship with the each of the Catalyst Funds. They noted that Catalyst reported a net loss in connection with its services to the Intelligent Alternative Fund, Insider Income Fund, Groesbeck Aggressive Fund, Hedged Income Fund, and Stone Beach Fund. They further noted that Catalyst reported modest profits in terms of the percentage of the advisory fees retained as profit after waiver and reimbursement from its services to the Macro Strategy Fund, Hedged Futures Fund, Groesbeck Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, High Income Fund, Total Return Income Fund, Dynamic Alpha Fund, Tactical Allocation Fund, Hedged Premium Return Fund, Buyback Strategy Fund, Princeton Fund, and Time Value Fund. The Trustees also noted that Catalyst reported profits that were high in terms of the percentage of the advisory fees retained after waiver and reimbursement but not high in terms of the actual dollar amount with regard to the Insider Buying Fund, Insider Long/Short Income Fund, Hedged Insider Buying Fund, and Small-Cap Insider Buying Fund. The Trustees considered that the total portfolio management costs were not included in the profitability analysis provided by Catalyst because some of the portfolio managers are partners in the advisory firm and compensated through profits. As such, their compensation was not itemized and reflected on each Fund’s specific profitability analysis in the manner that an employee’s salary would be. The Trustees further considered that Catalyst had increased personnel and resources over the past fiscal year so as to continue providing adequate services to the Catalyst Funds and may reasonably be compensated for those improvements as they benefit Fund shareholders. The Trustees concluded, after further discussion of the profitability analysis, that excessive profitability from the Advisor’s relationship with the Catalyst Funds is not an issue at this time.

Economies of Scale

The Trustees considered whether economies of scale were being realized with respect to the management of each Fund. They noted that Catalyst has indicated that, at this time, it does not believe breakpoints are appropriate, especially given the impact of expense caps on certain funds, the volatility of asset levels, and capacity constraints for some strategies. The Independent Trustees indicated their intention to continue to review the matter for each Fund as assets increase. After further discussion, the Trustees agreed that economies had not been reached and that the matter would be revisited as the Catalyst Funds increase assets.

Conclusion

Having requested and received such information from Catalyst as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the Catalyst Funds and the shareholders of each.

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Capital Appreciation Fund and Catalyst/MAP Total Return Income Fund

In connection with a meeting held on May 4 & 23, 2016 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Capital Appreciation Fund (the “Global Capital Appreciation Fund) and Catalyst/MAP Total Return Income Fund (“the Total Return Income Fund”) (each a “Fund” and collectively the “Funds”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by MAP (“MAP 15c Response”).

Nature, Extent, and Quality of Services

The Trustees reviewed MAP’s 15(c) Response, which provided an overview of the services provided by MAP, as well as information on the firm’s personnel and the compliance program of MAP. The Trustees noted that MAP selects securities for each Fund subject to Catalyst’s oversight and reviewed MAP’s methodology for selecting securities. The Trustees noted that no material compliance issues have arisen since the sub-advisory agreement was last considered by the Trustees. The Trustees discussed the fact that MAP appointed a new CCO and that the newly appointed individual trained under the former CCO approximately one year prior to assuming the role. The Trustees noted that the sub-advisor has not been subject to examination by any regulatory agency or any material litigation or administrative actions since the sub-advisory agreement was last considered. The Trustees concluded that the sub-advisor has provided a level of service consistent with the Board’s expectations.

Performance

Catalyst/MAP Global Capital Appreciate Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to the MSCI All Country World Index, a peer group selected by MAP, and the Morningstar World Stock Category. The Trustees noted favorably that the Fund outperformed all metrics of performance over all reporting periods. The Trustees also considered the Fund has achieved a four star rating by Morningstar. After further discussion, the Trustees concluded they were satisfied with the Fund’s performance.

Catalyst/MAP Global Total Return Income Fund

The Board reviewed the Fund’s performance for the 1 year and since inception periods, and compared the Fund’s performance to a blended Index, a peer group selected by Catalyst, and the Morningstar World Allocation Category. The Trustees noted favorably that the Fund outperformed all metrics of performance over all reporting periods. The Trustees also considered the Fund has achieved a five star rating by Morningstar. After further discussion, the Trustees concluded they were satisfied with the Fund’s performance.

Fees and Expenses

The Trustees noted Catalyst charges an advisory fee of 1.00% to each Fund, and that 50% of the net advisory fee is paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the sub-advisory fee to the fees charged by MAP to the other accounts it manages. They noted that the fee MAP receives from Catalyst is significantly less than what it receives from other clients. The Trustees concluded that the sub-advisory fee received by MAP for each Fund was reasonable.

Profitability

The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Funds. They further noted that the sub-advisor reported modest profits in terms of both the percentage of the sub-advisory fees retained as profit after waiver and reimbursement, and the actual dollar figure reflected in those percentages from its services to the Global Capital Appreciation Fund. They further noted that the sub-advisor reported a net loss in connection with its services to the Global Total Return Income Fund. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Funds is not an issue at this time.

Economies of Scale

The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion

Having requested and received such information from MAP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Global Capital Appreciation Fund and the Total Return Income Fund and the shareholders of each Fund.

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Lyons Wealth Management, LLC with respect to the Catalyst/Lyons Tactical Allocation Fund

In connection with a meeting held on February 23, 2016 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Lyons Wealth Management, LLC (“Lyons”), with respect to Catalyst/Lyons Tactical Allocation Fund (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Lyons (“Lyons 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Lyons 15(c) Response, which provided an overview of the services provided by Lyons, as well as information on the firm’s personnel and the compliance and litigation record. The Trustees noted the resignation of one of the portfolio managers of the Fund from Lyons since the Board’s last consideration of the sub-advisory agreement. The Trustees also considered representations by Catalyst that it is pleased with the quality of services provided by Lyons. The Trustees discussed the nature of Lyons’ operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Trustees next considered that Lyons is responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Trust’s CCO informed the Trustees that Lyons compliance environment is reasonably designed to prevent violations of securities law. The Trustees concluded that Lyons has provided a level of service consistent with Catalyst’s and the Board’s expectations.

Performance. The Trustees reviewed the performance of the Fund over the last one year and since inception periods, and compared the Fund’s performance to that of the S&P 500 Total Return Index, a peer group selected by Catalyst, and the average of funds within the Morningstar Large Blend Average and Tactical Allocation Average Categories. They noted that the Fund outperformed its peer group and the Morningstar Tactical Allocation category, but underperformed the Morningstar Large Blend Average and S&P 500 Total Return Index for the most recent year. The Trustees further noted that, for the since inception period, the Fund’s performance strongly exceeded that of its peer group, exceeded the Morningstar categories, and nominally underperformed the benchmark. The Trustees also noted that the Fund is expected to receive industry accolades on account of its strong performance. After further discussion, the Trustees concluded that they were satisfied the Fund’s.

Fees and Expenses. The Trustees noted that the sub-advisory fee charged by Lyons for its services to the Fund is 50% of the net advisory fee received by Catalyst (minus certain other expenses) and that the fee charged by Lyons for its services to separately managed accounts is 1.50% of the net account assets. The Trustees acknowledged that the sub-advisory fee for the Fund is significantly lower than the fee Lyons charges other accounts for its services. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Fund. They noted that Catalyst reported a net loss in connection with its services to the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Catalyst’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense, and based on current asset levels, this was not currently a realistic concern.

Conclusion. Having requested and received such information from Catalyst as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of the Catalyst/Lyons Tactical Allocation Fund.

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Groesbeck Investment Management Corp. with respect to Catalyst/Groesbeck Growth of Income Fund and the Catalyst/Groesbeck Aggressive Growth Fund

In connection with a meeting held on February 23, 2016 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not

“interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Groesbeck Investment Management Corp. (“Groesbeck”), with respect to Catalyst/Groesbeck Growth of Income Fund (the “Groesbeck Fund”) and the Catalyst/Groesbeck Aggressive Growth Fund (the “Groesbeck Aggressive Fund”) (each a “Fund” and collectively the “Funds”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Groesbeck (“Groesbeck 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Groesbeck 15(c) Response, which provided an overview of the services provided by Groesbeck, as well as information on the firm’s personnel and the compliance and litigation record of Groesbeck. The Trustees then discussed the nature of Groesbeck’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. They considered that Groesbeck is responsible for day to day investment activities of the Funds, as well as for monitoring each Fund’s compliance both with legal standards and its investment strategy. The Trustees reviewed Groesbeck’s process for monitoring portfolio compliance. They noted that Groesbeck had been subject to no litigation, investigations, or disciplinary actions over the past 12 months. They further noted that Groesbeck had experienced no material compliance issues over the past 12 months. The Trust’s CCO informed the Board that Groesbeck’s compliance procedures were adequately designed to prevent violations of securities laws and the Board noted that Groesbeck was receptive to the Board’s suggested enhancements to its compliance program. A representative of the Funds’ advisor informed the Trustees that it has been satisfied with the quality of services provided by Groesbeck over the past fiscal year. The Trustees then noted that a change in control of Groesbeck is anticipated to occur on or about May 31, 2016, but that no change in personnel or management structure is contemplated in connection with that occurrence. The Trustees concluded that Groesbeck has provided a level of service consistent with Catalyst’s and the Board’s expectations.

Performance.

Groesbeck Fund

The Trustees reviewed the performance of the Fund over the last one year, five year, and since inception periods, and reviewed the performance of the S&P 500 Total Return Index and Morningstar Large Blend category. The Trustees noted favorably the Fund’s positive absolute returns for the five year and since inception periods. The Trustees noted further that the Fund underperformed the S&P 500 Total Return Index and Morningstar category for the one year, five year, and since inception periods. The Trustees took note that the S&P 500 Total Return Index may not be a strongly indicative measure of the Fund’s performance because the index tracks 500 stocks while Fund’s portfolio is more concentrated and focuses on a dividend growth strategy. The Trustees discussed the impact of the Fund’s recent significant underperformance on the longer term comparison information. The Trustees concluded, after further discussion, that the Fund’s performance was reasonable in light of its strategy, and long term track record.

Groesbeck Aggressive Fund

The Trustees reviewed the performance of the Fund over the last one year and since inception periods, and compared the performance of the Fund to the S&P 500 Total Return Index and Morningstar Large Growth category. The Trustees discussed the Fund’s negative performance since inception, and how the Fund’s recent underperformance (particularly the last six months of 2015) dramatically impacted returns. The Trustees agreed that with a Fund inception date of July 2014, the sub-adviser should be allowed additional time to demonstrate its abilities and the value of the strategy.

Fees and Expenses.

The Trustees considered the sub-advisory fee charged by Groesbeck for its services to each Fund, and compared it to the fees charged by Groesbeck to its separate account clients. They noted that Groesbeck charges management fees ranging from 0.42% to 1.00% for its separate accounts. The Trustees noted that the Catalyst had negotiated a competitive sub-advisory fee, which allows the adviser to maintain a reasonable total advisory fee for both Funds to the benefit of shareholders. The Trustees concluded that the sub-advisory fees were reasonable.

Profitability. The Trustees considered the Sub-Advisor’s profitability in connection with its relationship with the Funds. They noted that Groesbeck is not yet profiting from its services to the Groesbeck Aggressive Fund and is accruing only a modest profit from its services to the Groesbeck Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Groesbeck’s relationship with each Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The further discussed that, at current asset levels, economies of scale is not a serious consideration at this time.

Conclusion. Having requested and received such information from Groesbeck as the Trustees believed to be reasonably necessary to evaluate the terms of the new and existing sub-advisory agreements, and as assisted by the advice of Counsel, the Trustees concluded that approval of the new sub-advisory agreement for the Funds and the renewal of the existing sub-advisory agreement for the Groesbeck Fund was in the best interests of the Funds.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	40	Variable Insurance Trust since 2010; Huntington Funds since 2016; Huntington Strategy Shares since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Interested Trustee*** and Officers
Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/16) and held for the entire period through 6/30/16.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/16	Value 06/30/16	During Period *	Value 06/30/16	During Period *

Catalyst Small Cap Insider Buying Fund - Class A	1.75%	$1,000.00	$1,016.40	$8.77	$1,016.16	$8.77
Catalyst Small Cap Insider Buying Fund - Class C	2.50%	1,000.00	1,012.80	12.51	1,012.43	12.51
Catalyst Small Cap Insider Buying Fund - Class I	1.50%	1,000.00	1,018.00	7.53	1,017.40	7.52
Catalyst Hedged Insider Buying Fund - Class A	1.75%	1,000.00	792.20	7.80	1,016.16	8.77
Catalyst Hedged Insider Buying Fund - Class C	2.50%	1,000.00	789.80	11.13	1,012.43	12.51
Catalyst Hedged Insider Buying Fund - Class I	1.50%	1,000.00	792.70	6.69	1,017.40	7.52
Catalyst Insider Buying Fund - Class A	1.50%	1,000.00	958.80	7.31	1,017.40	7.52
Catalyst Insider Buying Fund - Class C	2.25%	1,000.00	955.50	10.94	1,013.67	11.27
Catalyst Insider Buying Fund - Class I	1.25%	1,000.00	960.40	6.09	1,018.65	6.27
Catalyst Insider Long/Short Fund - Class A	1.75%	1,000.00	876.80	8.17	1,016.16	8.77
Catalyst Insider Long/Short Fund - Class C	2.50%	1,000.00	873.80	11.65	1,012.43	12.51
Catalyst Insider Long/Short Fund - Class I	1.50%	1,000.00	877.60	7.00	1,017.40	7.52
Catalyst Hedged Commodity Strategy Fund - Class A	2.24%	1,000.00	1,097.70	11.68	1,013.72	11.22
Catalyst Hedged Commodity Strategy Fund - Class C	2.99%	1,000.00	1,092.70	15.56	1,010.00	14.94
Catalyst Hedged Commodity Strategy Fund - Class I	1.99%	1,000.00	1,098.60	10.38	1,014.97	9.97
Catalyst Hedged Futures Strategy Fund - Class A	2.21%	1,000.00	1,049.70	11.26	1,013.87	11.07
Catalyst Hedged Futures Strategy Fund - Class C	2.96%	1,000.00	1,046.80	15.06	1,010.14	14.79
Catalyst Hedged Futures Strategy Fund - Class I	1.96%	1,000.00	1,052.20	10.00	1,015.12	9.82
Catalyst Insider Income Fund - Class A	1.45%	1,000.00	1,035.80	7.34	1,017.65	7.27
Catalyst Insider Income Fund - Class C	2.20%	1,000.00	1,030.80	11.11	1,013.92	11.02
Catalyst Insider Income Fund - Class I	1.20%	1,000.00	1,036.00	6.07	1,018.90	6.02
Catalyst Intelligent Alternative Fund - Class A	0.59%	1,000.00	1,001.00	2.94	1,021.93	2.97
Catalyst Intelligent Alternative Fund - Class C	1.35%	1,000.00	995.90	6.70	1,018.15	6.77
Catalyst Intelligent Alternative Fund - Class I	0.65%	1,000.00	1,001.00	3.23	1,021.63	3.27
Catalyst IPOx Allocation Fund - Class A	1.99%	1,000.00	1,011.80	9.95	1,014.97	9.97
Catalyst IPOx Allocation Fund - Class C	2.74%	1,000.00	1,007.90	13.68	1,011.24	13.70
Catalyst IPOx Allocation Fund - Class I	1.74%	1,000.00	1,011.80	8.70	1,016.21	8.72
Catalyst Macro Strategy Fund - Class A	2.62%	1,000.00	784.90	11.63	1,011.83	13.11
Catalyst Macro Strategy Fund - Class C	3.38%	1,000.00	782.30	14.98	1,008.06	16.88
Catalyst Macro Strategy Fund - Class I	2.35%	1,000.00	784.80	10.43	1,013.18	11.76
Catalyst/Auctos Multi Strategy Fund - Class A	2.24%	1,000.00	1,042.30	11.37	1,013.72	11.22
Catalyst/Auctos Multi Strategy Fund - Class C	2.99%	1,000.00	1,038.40	15.15	1,010.00	14.94
Catalyst/Auctos Multi Strategy Fund - Class I	1.99%	1,000.00	1,043.60	10.11	1,014.97	9.97
Catalyst Dynamic Alpha Fund - Class A	1.35%	1,000.00	1,006.70	6.74	1,018.15	6.77
Catalyst Dynamic Alpha Fund - Class C	2.10%	1,000.00	1,003.10	10.46	1,014.42	10.52
Catalyst Dynamic Alpha Fund - Class I	1.10%	1,000.00	1,007.90	5.49	1,019.39	5.52

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/16	Value 06/30/16	During Period *	Value 06/30/16	During Period *

Catalyst/EquityCompass Buyback Strategy Fund - Class A	1.50%	$1,000.00	$1,007.40	$7.49	$1,017.40	$7.52
Catalyst/EquityCompass Buyback Strategy Fund - Class C	2.25%	1,000.00	1,004.30	11.21	1,013.67	11.27
Catalyst/EquityCompass Buyback Strategy Fund - Class I	1.25%	1,000.00	1,008.50	6.24	1,018.65	6.27
Catalyst/Groesbeck Growth of Income Fund - Class A	1.35%	1,000.00	1,029.70	6.81	1,018.15	6.77
Catalyst/Groesbeck Growth of Income Fund - Class C	2.10%	1,000.00	1,025.60	10.58	1,014.42	10.52
Catalyst/Groesbeck Growth of Income Fund - Class I	1.10%	1,000.00	1,031.80	5.56	1,019.39	5.52
Catalyst/Groesbeck Aggressive Growth Fund - Class A	1.55%	1,000.00	949.50	7.51	1,017.16	7.77
Catalyst/Groesbeck Aggressive Growth Fund - Class C	2.30%	1,000.00	940.40	11.10	1,013.43	11.51
Catalyst/Groesbeck Aggressive Growth Fund - Class I	1.30%	1,000.00	950.70	6.31	1,018.40	6.52
Catalyst/Lyons Hedged Premium Return Fund - Class A	1.50%	1,000.00	928.20	7.19	1,017.40	7.52
Catalyst/Lyons Hedged Premium Return Fund - Class C	2.25%	1,000.00	924.50	10.77	1,013.67	11.27
Catalyst/Lyons Hedged Premium Return Fund - Class I	1.25%	1,000.00	928.50	5.99	1,018.65	6.27
Catalyst/Lyons Tactical Allocation Fund - Class A	1.50%	1,000.00	1,000.00	7.46	1,017.40	7.52
Catalyst/Lyons Tactical Allocation Fund - Class C	2.25%	1,000.00	996.10	11.17	1,013.67	11.27
Catalyst/Lyons Tactical Allocation Fund - Class I	1.25%	1,000.00	1,000.80	6.22	1,018.65	6.27
Catalyst/MAP Global Capital Appreciation Fund - Class A	1.55%	1,000.00	1,040.10	7.86	1,017.16	7.77
Catalyst/MAP Global Capital Appreciation Fund - Class C	2.30%	1,000.00	1,036.20	11.64	1,013.43	11.51
Catalyst/MAP Global Capital Appreciation Fund - Class I	1.25%	1,000.00	1,041.80	6.35	1,018.65	6.27
Catalyst/MAP Global Total Return Income Fund - Class A	1.55%	1,000.00	1,029.70	7.82	1,017.16	7.77
Catalyst/MAP Global Total Return Income Fund - Class C	2.30%	1,000.00	1,025.60	11.58	1,013.43	11.51
Catalyst/MAP Global Total Return Income Fund - Class I	1.25%	1,000.00	1,030.90	6.31	1,018.65	6.27
Catalyst Millburn Hedge Strategy Fund - Class A	2.24%	1,000.00	1,148.30	11.96	1,013.72	11.22
Catalyst Millburn Hedge Strategy Fund - Class C	2.99%	1,000.00	1,143.40	15.93	1,010.00	11.99
Catalyst Millburn Hedge Strategy Fund - Class I	1.99%	1,000.00	1,149.10	10.63	1,014.97	7.01
Catalyst MLP & Infrastructure Fund - Class A	1.65%	1,000.00	1,329.50	9.56	1,016.66	8.27
Catalyst MLP & Infrastructure Fund - Class C	2.40%	1,000.00	1,327.10	13.89	1,012.93	12.01
Catalyst MLP & Infrastructure Fund - Class I	1.40%	1,000.00	1,332.90	8.12	1,017.90	7.02
Catalyst/Princeton Floating Rate Income Fund - Class A	1.34%	1,000.00	1,028.70	6.76	1,018.20	6.72
Catalyst/Princeton Floating Rate Income Fund - Class C	2.10%	1,000.00	1,024.00	10.57	1,014.42	10.52
Catalyst/Princeton Floating Rate Income Fund - Class I	1.09%	1,000.00	1,028.90	5.50	1,019.44	5.47
Catalyst/Princeton Unconstrained Hedged Income Fund - Class A	1.55%	1,000.00	1,099.90	8.09	1,017.16	7.77
Catalyst/Princeton Unconstrained Hedged Income Fund - Class C	2.30%	1,000.00	1,094.80	11.98	1,013.43	11.51
Catalyst/Princeton Unconstrained Hedged Income Fund - Class I	1.30%	1,000.00	1,101.60	6.79	1,018.40	6.52
Catalyst/SMH High Income Fund - Class A	1.45%	1,000.00	1,215.70	7.99	1,017.65	7.27
Catalyst/SMH High Income Fund - Class C	2.20%	1,000.00	1,210.70	12.09	1,013.92	11.02
Catalyst/SMH High Income Fund - Class I	1.20%	1,000.00	1,216.60	6.61	1,018.90	6.02
Catalyst/SMH Total Return Income Fund - Class A	1.55%	1,000.00	1,133.50	8.22	1,017.16	7.77
Catalyst/SMH Total Return Income Fund - Class C	2.30%	1,000.00	1,129.30	12.18	1,013.43	11.51
Catalyst/SMH Total Return Income Fund - Class I	1.30%	1,000.00	1,135.20	6.90	1,018.40	6.52
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.55%	1,000.00	1,023.00	7.80	1,017.16	7.77
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.30%	1,000.00	1,019.30	11.55	1,013.43	11.51
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.30%	1,000.00	1,024.30	6.54	1,018.40	6.52
Catalyst Time Value Trading Fund - Class A	2.19%	1,000.00	966.80	10.71	1,013.97	10.97
Catalyst Time Value Trading Fund - Class C	2.97%	1,000.00	962.50	14.49	1,010.09	14.84
Catalyst Time Value Trading Fund - Class I	1.96%	1,000.00	966.90	9.59	1,015.12	9.82

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Catalyst Small-Cap Insider Buying Fund	10,250	10,250
Catalyst Hedged Insider Buying Fund	11,250	11,250
Catalyst Insider Buying Fund	10,250	10,250
Catalyst Insider Long/Short Fund	11,250	11,250
Catalyst Hedged Commodity Strategy Fund	11,250	0
Catalyst Insider Income	12,250	12,000
Catalyst Hedged Futures Strategy Fund	10,250	10,250
Catalyst Intelligent Alternative Fund	12,000	12,000
Catalyst Dynamic Alpha Fund	11,750	11,750
Catalyst/EquityCompass Buyback Strategy Fund	10,250	10,250
Catalyst/Groesbeck Growth of Income Fund	10,250	10,250
Catalyst/Groesbeck Aggressive Growth Fund	10,250	10,000
Catalyst/Lyons Tactical Allocation Fund	10,250	10,250
Catalyst/Lyons Hedged Premium Return Fund	11,250	11,250
Catalyst Macro Strategy Fund	11,250	11,250
Catalyst/MAP Global Capital Appreciation Fund	12,250	12,250
Catalyst/MAP Global Total Return Income Fund	12,750	12,750
Catalyst MLP & Infrastructure Fund	10,250	10,250
Catalyst/Princeton Floating Rate Income Fund	12,250	12,250
Catalyst/Princeton Unconstrained Hedged Income Fund	12,250	12,000
Catalyst/SMH High Income Fund	12,250	12,250
Catalyst/SMH Total Return Income Fund	12,250	12,250
Catalyst Time Value Trading Fund	10,250	10,000
Catalyst/Stone Beach Income Opportunity Fund	12,500	12,500
Catalyst/Auctos Multi Strategy Fund	11,250	0
Catalyst IPOx Allocation Fund	10,250	0
Catalyst/Millburn Hedge Strategy Fund	10,750	0

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Hedged Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Hedged Commodity Strategy Fund	3,500	0
Catalyst Insider Income	2,000	2,000
Catalyst Hedged Futures Strategy Fund	2,000	2,000
Catalyst Intelligent Alternative Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst/EquityCompass Buyback Strategy Fund	2,000	2,000
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Groesbeck Aggressive Growth Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/Lyons Hedged Premium Return Fund	2,000	2,000
Catalyst Macro Strategy Fund	2,000	2,000
Catalyst/MAP Global Capital Appreciation Fund	2,000	2,000
Catalyst/MAP Global Total Return Income Fund	2,000	2,000
Catalyst MLP & Infrastructure Fund	2,000	2,000
Catalyst/Princeton Floating Rate Income Fund	2,000	2,000
Catalyst/Princeton Hedged Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst Time Value Trading Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000
Catalyst/Auctos Multi Strategy Fund	3,500	0
Catalyst IPOx Allocation Fund	2,000	0
Catalyst/Millburn Hedge Strategy Fund	3,500	0

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2016, and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 08, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 08, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 08, 2016